UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04391

Old Mutual Funds II
(Exact name of registrant as specified in charter)
________

4643 South Ulster Street, Suite 600
Denver, CO 80237
(Address of principal executive offices)

Julian F. Sluyters
4643 South Ulster Street, Suite 600, Denver, CO 80237
(Name and address of agent for service)

Copies to:

William H. Rheiner, Esq.	Andra C. Ozols, Esq.
Stradley Ronon Stevens & Young, LLP	Old Mutual Capital, Inc.
2600 One Commerce Square	4643 South Ulster Street, Suite 600
Philadelphia, PA 19103	Denver, CO 80237
(215) 564-8082	(720) 200-7725

Registrant’s telephone number, including area code: 1-888-772-2888

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Item 1.	Reports to Stockholders.

[OLD MUTUAL LOGO]
          Funds II

                                                         Old Mutual Funds II

                                                           ANNUAL REPORT

                                                           March 31, 2010

Equity Funds
____________

Old Mutual Analytic U.S. Long/Short Fund

Old Mutual Barrow Hanley Value Fund

Old Mutual Focused Fund

Old Mutual Heitman REIT Fund

Old Mutual Large Cap Growth Fund

Old Mutual Strategic Small Company Fund

Old Mutual TS&W Mid-Cap Value Fund

Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds
__________________

Old Mutual Barrow Hanley Core Bond Fund

Old Mutual Cash Reserves Fund

Old Mutual Dwight High Yield Fund

Old Mutual Dwight Intermediate Fixed Income Fund

Old Mutual Dwight Short Term Fixed Income Fund

TABLE OF CONTENTS

About This Report                                                                                            1

Message to Shareholders                                                                                      4

Management Overview and Schedules of Investments

Equity Funds

   Old Mutual Analytic U.S. Long/Short Fund
      Class Z (OBDEX), Class A (OADEX), Institutional Class (OISLX)                                          5

   Old Mutual Barrow Hanley Value Fund
      Class Z (OBFOX), Class A (OAFOX), Institutional Class (OIBHX)                                         13

   Old Mutual Focused Fund
      Class Z (OBFVX), Class A (OAFCX), Institutional Class (OIFCX)                                         18

   Old Mutual Heitman REIT Fund
      Class Z (OBRTX), Class A (OARTX), Institutional Class (OIHRX)                                         23

   Old Mutual Large Cap Growth Fund
      Class Z (OLCPX), Class A (OLGBX), Institutional Class (OILLX)                                         28

   Old Mutual Strategic Small Company Fund
      Class Z (OSSCX), Class A (OSSAX), Institutional Class (OISSX)                                         34

   Old Mutual TS&W Mid-Cap Value Fund
      Class Z (OTMZX), Class A (OTMAX), Institutional Class (OTMIX)                                         46

   Old Mutual TS&W Small Cap Value Fund
      Class Z (OSMVX), Class A (OACVX), Institutional Class (OICVX)                                         52

Fixed-Income Funds

   Old Mutual Barrow Hanley Core Bond Fund
      Institutional Class (OCBIX)                                                                           59

   Old Mutual Cash Reserves Fund
      Class Z (OBCXX), Class A (OCAXX), Institutional Class (OCIXX)                                         66

   Old Mutual Dwight High Yield Fund
      Institutional Class (ODHYX)                                                                           70

   Old Mutual Dwight Intermediate Fixed Income Fund
      Class Z (OBFJX), Class A (OAFJX), Class C (OCIRX), Institutional Class (OIDIX)                        75

   Old Mutual Dwight Short Term Fixed Income Fund
      Class Z (OBCPX), Class A (OIRAX), Class C (OIRCX), Institutional Class (OIDSX)                        84

TABLE OF CONTENTS - concluded

Statements of Assets & Liabilities                                                                          92

Statements of Operations                                                                                    98

Statements of Changes in Net Assets                                                                        104

Statement of Cash Flows                                                                                    110

Financial Highlights                                                                                       111

Notes to Financial Statements                                                                              118

Report of Independent Registered Public Accounting Firm                                                    142

Notice to Shareholders                                                                                     143

Proxy Voting and Portfolio Holdings                                                                        144

Fund Expenses Example                                                                                      145

Board of Trustees and Officers of the Trust                                                                147

Board Review and Approval of Investment Management
and Sub-Advisory Agreements                                                                                149

Shareholder Proxy Results                                                                                  159

ABOUT THIS REPORT

HISTORICAL RETURNS
____________________________________________________________________________________________________________________________________

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable.
Each of the Funds offer Class A, Class Z and Institutional Class shares. The Old Mutual Dwight Intermediate Fixed Income Fund and
Old Mutual Dwight Short Term Fixed Income Fund also offer Class C shares. Class A shares have a current maximum up-front sales charge of 5.75% (4.75% for Dwight Intermediate Fixed Income Fund, 3.00% for Dwight Short Term Fixed Income Fund and none for Cash
Reserves Fund) and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% (0.75% for Dwight Short Term Fixed Income Fund) and will be subject to a contingent deferred sales charge of
1.00% if redeemed within the first 12 months of purchase. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
____________________________________________________________________________________________________________________________________

This report reflects views, opinions, and Fund holdings as of March 31, 2010, the end of the report period, and these views and opinions are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or of the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of March 31, 2010 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the real estate sector has been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than
U.S. government and other higher-quality bonds. An investment in a Fund is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. By engaging in certain derivative strategies or investing the proceeds received from selling securities sold short, a Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long equity positions and make any change in the Fund's net asset value greater than without the use of leverage, which could result in increased volatility of returns. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivative purchased or sold.
                                                                 1

ABOUT THIS REPORT - concluded

COMPARATIVE INDEXES
____________________________________________________________________________________________________________________________________

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions and with the exception of the Lipper Money Market Funds Average, each index does not reflect the cost of managing a mutual fund. The
Lipper Money Market Funds is an average of managed mutual funds, thus performance of this index includes the underlying funds'
management costs. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Barclays Capital U.S. Aggregate Bond Index

The unmanaged Barclays Capital U.S. Aggregate Bond Index is a widely recognized measure of the aggregate bond market. The unmanaged index is market value-weighted inclusive of accrued interest.

Barclays Capital U.S. Corporate High-Yield Bond Index

The Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged portfolio of corporate bonds constructed with a rules-based methodology to mirror the U.S. high yield debt market. Performance data for the index includes reinvested income.

Barclays Capital U.S. Intermediate Aggregate Bond Index

The Barclays Capital Intermediate U.S. Aggregate Bond Index is an unmanaged index of fixed-income securities with medium term durations. The unmanaged index is market-value weighted inclusive of accrued interest.

Lipper Money Market Funds Average

The Lipper Money Market Funds Average is an average of managed mutual funds that invest in high-quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days. The Lipper Money Market Funds Average represents the average performance of 297 mutual funds (as of March 31, 2010) classified by Lipper, Inc. in the Money Market category.

Merrill Lynch 1-3 Year U.S. Treasuries Index

The Merrill Lynch 1-3 Year U.S. Treasuries Index is a capitalization weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum outstanding of $1 billion.

Russell 1000® Growth Index

The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index

The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Index

The unmanaged Russell 2000 Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

Russell 2000® Growth Index

The Russell 2000 Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

                                                                 2

Russell 2000® Value Index

The unmanaged Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index

Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

Wilshire U.S. Real Estate Securities Index

The unmanaged Wilshire U.S. Real Estate Securities Index is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

Index returns and statistical data included in this report are provided by Bloomberg, Lipper and Factset.

                                                                 3

MESSAGE TO SHAREHOLDERS

Dear Shareholder:

The twelve-month period ended March 31, 2010, experienced one of the strongest recoveries in stock and bond market history. During this time, the government's stimulus programs aimed at stabilizing the financial markets took hold and companies began to repair their balance sheets. Investors increased their appetite for riskier stocks and large, higher-quality companies were less favored.

All of the major asset classes were up for the year ended March 31, 2010. During this period, the S&P 500 Index returned 49.77%, with the financials and industrials sectors the top performers. Value indexes, with their higher exposure to the financials sector, outperformed their growth counterparts, regardless of market capitalization.

Bonds overall also generated positive results with the Barclays Capital U.S. Aggregate Bond Index returning 7.69%, aided by continued spread tightening among non-Treasury securities. Corporate bonds outperformed Treasuries by 24.98% as strong balance sheets, rising profits, and improving outlooks created a favorable fundamental backdrop for credit. As a result, credit spreads ended the period with the tightest close since November of 2007. High-yield bonds soared over the past twelve months with the
Barclays Capital U.S. Corporate High-Yield Bond Index returning 56.18%, the best fiscal-year return since the index's inception in
1983. On the opposite end of the spectrum, money market returns were at all-time lows as the Federal Reserve kept the federal funds rate between 0% and 0.25% during the fiscal year.

The U.S. and global economy and financial markets continued the recovery from the wounds of the financial crisis and the recovery is expected to continue through 2010. This year will be an important, transitional year for the economy as it works to build up sufficient strength to stand on its own once public support is removed. Financial institutions and the markets are also dealing with, and assimilating, the raft of legislative and regulatory changes enacted to address the financial crisis, including increased oversight of financial institutions, increased transparency and reduced leverage, money market reform, and a more aggressive
Securities and Exchange Commission.

Old Mutual Capital and the sub-advisers to your funds continue to monitor and evaluate all these factors as we manage the money with which you have entrusted us. As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in the Old Mutual Funds II portfolios. Please do not hesitate to contact us if there is anything we can do to better serve you. Feel free to contact me directly at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters

Julian F. Sluyters
President
Old Mutual Funds II

                                                                 4

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual Analytic U.S. Long/ Short Fund (the "Fund") underperformed its benchmark, the S&P 500 Index (the "Index"). The Fund's Class Z shares posted a 38.30% return versus a 49.77% return for the
     Index.

o    Stock selection within the materials, health care, and consumer staples sectors contributed positively to the Fund's performance, while short positions in the financials, information technology, and industrials sectors detracted from the Fund's performance.

o    Among the top contributors were long positions in cable operator Comcast, airline Southwest Airlines (no longer a Fund holding), and the technology-based company Corning, which operates in five reportable business segments.

o    Short positions in media conglomerate Liberty Media Capital, multinational electronics and computer corporation Apple (no longer a Fund holding), and multinational technology and services conglomerate General Electric, detracted from Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual Analytic U.S. Long/Short Fund (the "Fund") underperformed its benchmark, the S&P 500 Index (the "Index"). The Fund's Class Z shares posted a 38.30% return versus a 49.77% return for the
     Index. Performance for all share classes can be found on page 7.

Q.   What investment environment did the Fund face during the past period?

A.   Stock markets around the world rose during most of the year. Around the middle of the period, equity prices began to fall due to weak U.S. macroeconomic reports that left investors uncertain about the strength of the economic recovery. They quickly rallied, however, due to positive economic news that reassured investors that the recovery was still intact.

     Toward the second half of the period, there was evidence that the junk rally was fading and that the recession may finally be coming to a close. Factor payoffs in the closing months of a recession tend to reward issues with higher risk (high beta) and lower quality (low return-on-assets). These abnormal factor-payoff periods tend to be brief and are followed by periods where factor returns revert to a more typical pattern.

Q.   Which market factors influenced the Fund's relative performance?

A.   The investment process of Analytic Investors, LLC ("Analytic") is based on the premise that investor behavior changes, but changes slowly, and is fairly persistent from month to month. The Fund underperformed the Index for the period, as inconsistency in factor performance presented a challenging environment to add value. An emphasis on companies with attractive asset utilization and above average sales-to-price ratios contributed positively to performance, as investors rewarded these factors over the fiscal year. However, positive tilts toward companies with above average interest coverage and recent earnings-per-share growth detracted from overall performance, as investors penalized these characteristics over the period. A de-emphasis on companies with attractive price momentum and growth in market contributed positively to performance, as investors penalized these measures during the period; while negative tilts on companies with high financial leverage and trading volume detracted from performance, as these characteristics were rewarded by investors during the period.

Q.   How did portfolio composition affect Fund performance?

A.   Short positions drove the Fund's underperformance. Short positions in the financials, information technology, and industrials sectors were the key detractors as positions in these sectors increased during the period. Short positions in media conglomerate Liberty Media Capital, multinational electronics and computer corporation Apple (no longer a Fund holding), and multinational technology and services conglomerate General Electric, detracted from Fund performance. Liberty Media Capital completed a  merger between Liberty Entertainment, a division of Liberty Media Capital, and DIRECTV Group, which positively impacted the stock but had negative implications for the Fund's short position. Liberty Entertainment is now a wholly owned subsidiary of DIRECTV holdings, a new public holding company. The Fund's short position in Apple also detracted from performance as the price of the stock increased, in part on news that Vodafone Group and Apple reached an agreement to bring
     iPhone 3G and iPhone 3GS to the United Kingdom and Ireland in early 2010. Towards the end of the fiscal year, General Electric announced the successful completion of their acquisition of ScanWind, a developer of advanced drive train and control wind turbine technologies. As the price of General Electric's stock increased, the Fund's short position was negatively impacted.

Analytic U.S. Long/Short Fund

                                                                 5

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Analytic Investors, LLC

Top Ten Holdings
as of March 31, 2010

Microsoft                                                                   5.4%
___________________________________________________________________________________

International Business
Machines                                                                    5.0%
___________________________________________________________________________________

Chevron                                                                     4.5%
___________________________________________________________________________________

ConocoPhillips                                                              4.2%
___________________________________________________________________________________

Cardinal Health                                                             3.7%
___________________________________________________________________________________

Amgen                                                                       3.6%
___________________________________________________________________________________

Comcast, Cl A                                                               3.5%
___________________________________________________________________________________

Sysco                                                                       3.5%
___________________________________________________________________________________

Texas Instruments                                                           3.2%
___________________________________________________________________________________

Ford Motor                                                                  3.2%
___________________________________________________________________________________

As a % of Total
Fund Investments*                                                          39.8%
___________________________________________________________________________________

*Top ten holdings are all long positions.

     On the other side of the equation, stock selection within the materials, health care, and consumer staples sectors contributed positively to the Fund's performance. Among the top contributors were long positions in cable operator Comcast, airline
     Southwest Airlines (no longer a Fund holding), and the technology-based company Corning, which operates in five reportable business segments. During the fiscal year, Comcast and Home Box Office ("HBO") announced that together they would be offering, for the first time, television and movie content from both HBO and Cinemax online, and this had a positive impact on the performance of Comcast's stock. The HBO and Cinemax broadband services will be available as part of the company's OnDemand
     Online trial, accessible via Comcast.net and Fancast.com. Southwest Airlines declared their fourth quarter 2009 financial results, with its adjusted net income at $74 million (10¢/share), compared to $61 million (8¢/share) at the same time last year. With the implementation of new cost-effective processes and introduction of new products, 2009 was its 37(th)
     consecutive year of profitability. The stock was subsequently sold because it no longer fit within the total portfolio's risk and/or factor constraints. Corning's telecommunications segment announced that it would not only be supplying product to, but also lending design assistance to, Case Western Reserve University for a new project being led by the school. The new initiative involves testing super-high-speed Internet access in inner-city neighborhoods, and the impact it has to help improve and transform the quality of life experienced by members of those communities. This news, in turn, had a positive impact on the company's stock price.

Q.   What is the investment outlook for the U.S. equity market?

A.   Analytic intends to emphasize stocks with attractive historical sales-to-price ratios and asset utilization. Analytic also intends to focus on select companies with above average cash-flow-to-price ratios, while de-emphasizing companies with higher-than-average analyst dispersion. Analytic further anticipates continuing to move away from companies with attractive growth in market and above average sales/share volatility.

     Analytic's process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. Analytic believes that if this holds going forward, the Fund should benefit from being properly positioned towards stocks with characteristics favored by investors.

Analytic U.S. Long/Short Fund

                                                                  6

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                             07/01/93       38.30%        0.80%           (0.84)%           7.65%
Class A with load                                    07/31/03       30.21%       (0.64)%            n/a             2.70%
Class A without load                                 07/31/03       38.09%        0.56%             n/a             3.62%
Institutional Class                                  12/20/06 (1)   38.60%         n/a              n/a            (6.10)%
S&P 500 Index                                        07/01/93       49.77%        1.92%           (0.65)%           7.93%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic
    Investors, LLC and had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to February 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to February 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class
Z, Class A and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.70% and 1.84%; 2.60% and 2.04%; and
1.72% and 1.61%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Analytic U.S. Long/Short Fund, Class Z	S&P 500 Index
3/31/00	10,000	10,000
3/31/01	8,294	7,832
3/31/02	8,503	7,851
3/31/03	6,051	5,907
3/31/04	8,139	7,982
3/31/05	8,830	8,516
3/31/06	9,815	9,515
3/31/07	11,949	10,640
3/31/08	11,057	10,100
3/31/09	6,644	6,253
3/31/10	9,189	9,365

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.4%
Consumer Discretionary	9.3%
Consumer Staples	9.0%
Energy	11.4%
Financials	14.7%
Health Care	17.3%
Industrials	9.1%
Information Technology	21.0%
Materials	3.4%
Telecommunication Services	1.8%
U.S. Treasury Obligations	0.5%
Utilities	2.1%

                                                                  7

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

                                                                           Commercial Services-Finance - 1.9%
Common Stock - 117.5%                                                      Lender Processing Services                     1,968   $         74
Aerospace/Defense - 3.1%                                                   Moody's                                       92,486          2,751
General Dynamics (B)                          49,170   $      3,796                                                               ______________
Lockheed Martin                                6,619            551
Northrop Grumman                               2,209            145        Total Commercial Services-Finance                             2,825
                                                       ______________      _____________________________________________________________________

Total Aerospace/Defense                                       4,492        Computer Services - 0.1%
_____________________________________________________________________      Computer Sciences* (B)                         3,698            201
                                                                                                                                  ______________
Agricultural Chemicals - 0.0%
CF Industries Holdings                           663             60        Total Computer Services                                         201
                                                       ______________      _____________________________________________________________________

Total Agricultural Chemicals                                     60        Computers - 6.7%
_____________________________________________________________________      Dell*                                         81,011          1,216
                                                                           International Business Machines (B)           67,066          8,601
Airlines - 1.6%                                                                                                                   ______________
Delta Airlines*                              159,321          2,324
                                                       ______________      Total Computers                                               9,817
                                                                           _____________________________________________________________________
Total Airlines                                                2,324
_____________________________________________________________________      Dental Supplies & Equipment - 0.0%
                                                                           Patterson                                        693             22
Applications Software - 6.4%                                                                                                      ______________
Microsoft (B)                                317,187          9,284
                                                       ______________      Total Dental Supplies & Equipment                                22
                                                                           _____________________________________________________________________
Total Applications Software                                   9,284
_____________________________________________________________________      Distribution/Wholesale - 0.3%
                                                                           Ingram Micro, Cl A*                           24,290            426
Auto/Truck Parts & Equipment-Original - 0.0%                                                                                      ______________
Federal Mogul*                                   956             18
                                                       ______________      Total Distribution/Wholesale                                    426
                                                                           _____________________________________________________________________
Total Auto/Truck Parts & Equipment-Original                      18
_____________________________________________________________________      Diversified Banking Institution - 1.8%
                                                                           Citigroup*                                   404,383          1,638
Auto-Cars/Light Trucks - 3.8%                                              Goldman Sachs Group                            6,164          1,052
Ford Motor*                                  440,471          5,537                                                               ______________
                                                       ______________
                                                                           Total Diversified Banking Institution                         2,690
Total Auto-Cars/Light Trucks                                  5,537        _____________________________________________________________________
_____________________________________________________________________
                                                                           Diversified Manufacturing Operations - 0.8%
Cable/Satellite TV - 5.2%                                                  General Electric                               2,520             46
Comcast, Cl A (B)                            322,295          6,066        Illinois Tool Works                           24,458          1,158
DISH Network, Cl A                            74,939          1,560                                                               ______________
                                                       ______________
                                                                           Total Diversified Manufacturing Operations                    1,204
Total Cable/Satellite TV                                      7,626        _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Products - 0.1%
Chemicals-Diversified - 3.5%                                               Amazon.com*                                      918            125
E.I. du Pont de Nemours                       25,927            966                                                               ______________
Huntsman                                     344,762          4,154
                                                       ______________      Total E-Commerce/Products                                       125
                                                                           _____________________________________________________________________
Total Chemicals-Diversified                                   5,120
_____________________________________________________________________      Electric-Generation - 2.1%
                                                                           AES*                                         272,472          2,997
Chemicals-Specialty - 0.3%                                                                                                        ______________
Eastman Chemical                               6,529            416
                                                       ______________      Total Electric-Generation                                     2,997
                                                                           _____________________________________________________________________
Total Chemicals-Specialty                                       416
_____________________________________________________________________      Electric-Integrated - 0.4%
                                                                           Allegheny Energy                               2,468             57
Commercial Banks-Eastern US - 0.3%                                         Constellation Energy Group                     4,170            146
M&T Bank                                       5,944            472        DTE Energy                                       357             16
                                                       ______________      FirstEnergy                                    4,275            167
                                                                           Integrys Energy Group                          5,028            238
Total Commercial Banks-Eastern US                               472                                                               ______________
_____________________________________________________________________
                                                                           Total Electric-Integrated                                       624
Commercial Banks-Southern US - 0.2%                                        _____________________________________________________________________
First Citizens BancShares, Cl A                1,806            359
                                                       ______________

Total Commercial Banks-Southern US                              359
_____________________________________________________________________

                                                                  8

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Miscellaneous - 2.4%                                 Internet Security - 0.0%
Jabil Circuit                                218,686   $      3,541        VeriSign*                                        918   $         24
                                                       ______________                                                             ______________

Total Electronic Components-Miscellaneous                     3,541        Total Internet Security                                          24
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - 6.0%                                Investment Management/Advisory Services - 1.4%
Micron Technology*                           301,879          3,137        T Rowe Price Group (B)                        35,794          1,966
Texas Instruments (B)                        229,171          5,608                                                               ______________
                                                       ______________
                                                                           Total Investment Management/Advisory Services                 1,966
Total Electronic Components-Semiconductors                    8,745        _____________________________________________________________________
_____________________________________________________________________
                                                                           Machinery-Construction & Mining - 0.2%
Electronic Parts Distribution - 1.8%                                       Bucyrus International                          4,757            314
Tech Data*                                    62,589          2,622                                                               ______________
                                                       ______________
                                                                           Total Machinery-Construction & Mining                           314
Total Electronic Parts Distribution                           2,622        _____________________________________________________________________
_____________________________________________________________________
                                                                           Machinery-Pumps - 0.1%
Electronics-Military - 0.8%                                                Graco                                          4,396            141
L-3 Communications Holdings                   13,002          1,191                                                               ______________
                                                       ______________
                                                                           Total Machinery-Pumps                                           141
Total Electronics-Military                                    1,191        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Products - 2.9%
Engineering/R&D Services - 2.5%                                            Johnson & Johnson (B)                         41,264          2,690
Fluor (B)                                     79,805          3,712        Stryker (B)                                   23,163          1,325
                                                       ______________      Zimmer Holdings*                               3,117            185
                                                                                                                                  ______________
Total Engineering/R&D Services                                3,712
_____________________________________________________________________      Total Medical Products                                        4,200
                                                                           _____________________________________________________________________
Filtration/Separation Products - 0.2%
Donaldson                                      6,274            283        Medical-Biomedical/Genetic - 7.1%
                                                       ______________      Amgen* (B)                                   102,592          6,131
                                                                           Biogen Idec*                                  71,205          4,084
Total Filtration/Separation Products                            283        Millipore*                                       786             83
_____________________________________________________________________                                                             ______________

Finance-Credit Cards - 3.8%                                                Total Medical-Biomedical/Genetic                             10,298
American Express (B)                         102,267          4,220        _____________________________________________________________________
Discover Financial Services (B)               83,343          1,242
                                                       ______________      Medical-HMO - 0.9%
                                                                           WellPoint*                                    19,264          1,240
Total Finance-Credit Cards                                    5,462                                                               ______________
_____________________________________________________________________
                                                                           Total Medical-HMO                                             1,240
Finance-Other Services - 0.0%                                              _____________________________________________________________________
NYSE Euronext                                  2,047             61
                                                       ______________      Medical-Wholesale Drug Distributors - 9.7%
                                                                           AmerisourceBergen (B)                        112,661          3,258
Total Finance-Other Services                                     61        Cardinal Health (B)                          179,413          6,464
_____________________________________________________________________      McKesson (B)                                  66,814          4,391
                                                                                                                                  ______________
Food-Miscellaneous/Diversified - 1.8%
Sara Lee                                     185,609          2,586        Total Medical-Wholesale Drug Distributors                    14,113
                                                       ______________      _____________________________________________________________________

Total Food-Miscellaneous/Diversified                          2,586        Multimedia - 1.1%
_____________________________________________________________________      Time Warner                                   50,903          1,592
                                                                                                                                  ______________
Food-Retail - 0.9%
SUPERVALU                                     76,537          1,277        Total Multimedia                                              1,592
                                                       ______________      _____________________________________________________________________

Total Food-Retail                                             1,277        Non-Hazardous Waste Disposal - 0.8%
_____________________________________________________________________      Waste Management                              33,036          1,137
                                                                                                                                  ______________
Food-Wholesale/Distribution - 4.1%
Sysco (B)                                    204,106          6,021        Total Non-Hazardous Waste Disposal                            1,137
                                                       ______________      _____________________________________________________________________

Total Food-Wholesale/Distribution                             6,021        Oil Companies-Exploration & Production - 0.3%
_____________________________________________________________________      XTO Energy                                     7,924            374
                                                                                                                                  ______________
Industrial Gases - 0.1%
Airgas                                         1,205             77        Total Oil Companies-Exploration & Production                    374
                                                       ______________      _____________________________________________________________________

Total Industrial Gases                                           77
_____________________________________________________________________

                                                                  9

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)                                                Shares/Face
_____________________________________________________________________      Description                             Amount (000)    Value (000)
                                                                           _____________________________________________________________________
Oil Companies-Integrated - 13.1%
Chevron (B)                                  103,036   $      7,813        Telecommunications Equipment-Fiber Optics - 1.1%
ConocoPhillips (B)                           141,430          7,237        Corning (B)                                   77,027   $      1,557
Murphy Oil                                    72,831          4,092                                                               ______________
                                                       ______________
                                                                           Total Telecommunications Equipment-Fiber Optics               1,557
Total Oil Companies-Integrated                               19,142        _____________________________________________________________________
_____________________________________________________________________
                                                                           Telephone-Integrated - 2.2%
Oil-Field Services - 0.2%                                                  Sprint Nextel* (B)                           835,088          3,173
BJ Services                                    4,008             86                                                               ______________
Smith International                            3,495            150
                                                       ______________      Total Telephone-Integrated                                    3,173
                                                                           _____________________________________________________________________
Total Oil-Field Services                                        236
_____________________________________________________________________      Tobacco - 3.5%
                                                                           Philip Morris International (B)               96,655          5,042
Power Conversion/Supply Equipment - 0.7%                                                                                          ______________
Hubbell, Cl B                                 19,177            967
                                                       ______________      Total Tobacco                                                 5,042
                                                                           _____________________________________________________________________
Total Power Conversion/Supply Equipment                         967
_____________________________________________________________________      Tools-Hand Held - 0.0%
                                                                           Stanley Black & Decker                         1,083             62
Publishing-Newspapers - 0.3%                                                                                                      ______________
New York Times, Cl A*                         34,344            382
                                                       ______________      Total Tools-Hand Held                                            62
                                                                           _____________________________________________________________________
Total Publishing-Newspapers                                     382
_____________________________________________________________________      Total Common Stock (Cost $146,612)                          171,161
                                                                           _____________________________________________________________________
Reinsurance - 0.0%
Transatlantic Holdings                         1,237             65        U.S. Treasury Obligations - 0.6%
                                                       ______________      United States Treasury Bill (C)
                                                                              0.344%, 02/10/11                         $    850            847
Total Reinsurance                                                65                                                               ______________
_____________________________________________________________________
                                                                           Total U.S. Treasury Obligations (Cost $848)                     847
REITs-Mortgage - 1.7%                                                      _____________________________________________________________________
Chimera Investment                           642,486          2,499
                                                       ______________      Money Market Fund - 0.4%
                                                                           Dreyfus Cash Management Fund,
Total REITs-Mortgage                                          2,499           Institutional Class, 0.062% (A)           652,187            652
_____________________________________________________________________                                                             ______________

Rental Auto/Equipment - 0.5%                                               Total Money Market Fund (Cost $652)                             652
Aaron's, Cl B                                 19,848            662        _____________________________________________________________________
                                                       ______________
                                                                           Total Investments - 118.5% (Cost $148,112)                  172,660
Total Rental Auto/Equipment                                     662        _____________________________________________________________________
_____________________________________________________________________
                                                                           Securities Sold Short - (19.7)%
Retail-Drug Store - 0.4%                                                   Advertising Sales - (1.0)%
Walgreen                                      14,858            551        Clear Channel Outdoor Holdings, Cl A*       (136,004)        (1,443)
                                                       ______________                                                             ______________

Total Retail-Drug Store                                         551        Total Advertising Sales                                      (1,443)
_____________________________________________________________________      _____________________________________________________________________

S&L/Thrifts-Eastern US - 0.6%                                              Applications Software - (1.9)%
New York Community Bancorp                    55,606            920        Nuance Communications*                      (170,398)        (2,835)
                                                       ______________                                                             ______________

Total S&L/Thrifts-Eastern US                                    920        Total Applications Software                                  (2,835)
_____________________________________________________________________      _____________________________________________________________________

Steel-Producers - 0.2%                                                     Broadcast Services/Programming - (1.9)%
Schnitzer Steel Industries, Cl A               4,235            222        Liberty Media - Capital, Ser A*              (76,754)        (2,792)
                                                       ______________                                                             ______________

Total Steel-Producers                                           222        Total Broadcast Services/Programming                         (2,792)
_____________________________________________________________________      _____________________________________________________________________

Super-Regional Banks-US - 5.5%                                             Distribution/Wholesale - (0.1)%
PNC Financial Services Group                  20,396          1,218        LKQ*                                          (4,109)           (83)
US Bancorp (B)                               176,056          4,556                                                               ______________
Wells Fargo                                   73,629          2,291
                                                       ______________      Total Distribution/Wholesale                                    (83)
                                                                           _____________________________________________________________________
Total Super-Regional Banks-US                                 8,065
_____________________________________________________________________      Electronic Components-Semiconductors - (2.6)%
                                                                           MEMC Electronic Materials*                   (30,418)          (466)
                                                                           Rambus*                                     (116,740)        (2,551)
                                                                           Rovi*                                        (20,908)          (776)
                                                                                                                                  ______________

                                                                           Total Electronic Components-Semiconductors                   (3,793)
                                                                           _____________________________________________________________________

                                                                 10

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Enterprise Software/Services - (0.1)%                                      REITs-Warehouse/Industrial - (0.1)%
Novell*                                      (36,509)   $      (219)       ProLogis                                      (6,610)  $        (87)
                                                       ______________                                                             ______________

Total Enterprise Software/Services                             (219)       Total REITs-Warehouse/Industrial                                (87)
_____________________________________________________________________      _____________________________________________________________________

Entertainment Software - (0.1)%                                            Telecommunications Equipment-Fiber Optics - (1.8)%
Activision Blizzard                           (7,906)           (95)       Ciena*                                      (174,546)        (2,660)
                                                       ______________                                                             ______________

Total Entertainment Software                                    (95)       Total Telecommunications Equipment-Fiber Optics              (2,660)
_____________________________________________________________________      _____________________________________________________________________

Human Resources - (0.1)%                                                   Television - (0.1)%
Monster Worldwide*                            (6,692)          (111)       Central European Media Enterprises, Cl A*     (2,668)           (78)
                                                       ______________                                                             ______________

Total Human Resources                                          (111)       Total Television                                                (78)
_____________________________________________________________________      _____________________________________________________________________

Medical-Biomedical/Genetic - (3.5)%                                        X-Ray Equipment - (1.7)%
Abraxis Bioscience*                          (19,512)        (1,010)       Hologic*                                    (137,464)        (2,549)
Dendreon*                                    (35,726)        (1,303)                                                              ______________
Vertex Pharmaceuticals*                      (68,034)        (2,781)
                                                       ______________      Total X-Ray Equipment                                        (2,549)
                                                                           _____________________________________________________________________
Total Medical-Biomedical/Genetic                             (5,094)
_____________________________________________________________________      Total Securities Sold Short
                                                                              (Proceeds received $(24,016))                            (28,756)
Medical-Drugs - (1.8)%                                                     _____________________________________________________________________
King Pharmaceuticals*                       (222,860)        (2,621)
                                                       ______________      Other Assets and Liabilities, Net - 1.2%                      1,784
                                                                           _____________________________________________________________________
Total Medical-Drugs                                          (2,621)
_____________________________________________________________________      Total Net Assets - 100.0%                              $    145,688
                                                                           _____________________________________________________________________
Multi-line Insurance - (0.3)%
Old Republic International                   (36,195)          (459)       The Fund had the following futures contracts open as of
                                                       ______________      March 31, 2010:

Total Multi-line Insurance                                     (459)                                       Contract                 Unrealized
_____________________________________________________________________      Contract            Number of     Value    Expiration   Appreciation
                                                                           Description         Contracts     (000)       Date         (000)
Oil & Gas Drilling - (0.1)%                                                _________________  ___________  _________  __________  ______________
Seahawk Drilling*                            (11,110)          (210)
                                                       ______________      S&P 500 EMINI
                                                                              Index - Long         28        $1,631    6/18/2010        $4
Total Oil & Gas Drilling                                       (210)                                                              ______________
_____________________________________________________________________
                                                                                                                                        $4
Oil Companies-Exploration & Production - (2.2)%                            _____________________________________________________________________
Cabot Oil & Gas                                 (763)           (28)
Comstock Resources*                          (68,237)        (2,170)       For descriptions of abbreviations and footnotes, please refer
Petrohawk Energy*                            (44,137)          (895)       to page 91.
Range Resources                               (2,909)          (136)
Southwestern Energy*                            (624)           (25)
                                                       ______________

Total Oil Companies-Exploration & Production                 (3,254)
_____________________________________________________________________

Oil Field Machinery & Equipment - (0.0)%
National Oilwell Varco                        (1,438)           (58)
                                                       ______________

Total Oil Field Machinery & Equipment                           (58)
_____________________________________________________________________

Oil Refining & Marketing - (0.1)%
Holly                                         (3,137)           (88)
                                                       ______________

Total Oil Refining & Marketing                                  (88)
_____________________________________________________________________

Oil-Field Services - (0.2)%
Exterran Holdings*                            (9,382)          (227)
                                                       ______________

Total Oil-Field Services                                       (227)
_____________________________________________________________________

                                                                 11

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

Other Information:

The Old Mutual Analytic U.S. Long/Short Fund invested in futures contracts during the year ended March 31, 2010. The primary types of risk associated with these derivative instruments is equity risk. Refer to Note 2 in the Notes to Financial Statements for
further discussion about the risks and objectives for utilizing derivative instruments. The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of
Operations are presented in the tables below.

The fair value of derivative instruments as of March 31, 2010 by risk category:

                                                                      Asset Derivatives                Liability Derivatives
                                                              ______________________________________________________________________

Derivatives not designated                                     Statement of Asset      Fair       Statement of Asset       Fair
as hedging instruments,                                          and Liabilities       Value       and Liabilities         Value
carried at fair value                                               Location           (000)           Location            (000)
____________________________________________________________________________________________________________________________________

                                                               Variation Margin                   Variation Margin
                                                               Receivable on Futures              Payable on Futures
   Equity contracts                                            Contracts                $4†       Contracts                 $-
____________________________________________________________________________________________________________________________________

Total                                                                                   $4                                  $-
____________________________________________________________________________________________________________________________________

 †Includes cumulative appreciation of futures contracts as reported in the Schedule of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2010 are as follows (000):

                Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
_____________________________________________________________________________________________________
Derivatives not designated
as hedging instruments,                                                          Futures
carried at fair value                                                           Contracts      Total
_____________________________________________________________________________________________________

   Equity contracts                                                              $1,899       $1,899
_____________________________________________________________________________________________________

Total                                                                            $1,899       $1,899
_____________________________________________________________________________________________________

      Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
_____________________________________________________________________________________________________

Derivatives not designated
as hedging instruments,                                                          Futures
carried at fair value                                                           Contracts      Total
_____________________________________________________________________________________________________

   Equity contracts                                                              $(172)        $(172)
_____________________________________________________________________________________________________

Total                                                                            $(172)        $(172)
_____________________________________________________________________________________________________

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2010 in valuing the Fund's net assets were as follows (000):

                              Description                                            Level 1      Level 2      Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                                     $171,161        $  -          $-      $171,161
   U.S. Treasury Obligations                                                               -         847           -           847
   Money Market Fund                                                                     652           -           -           652
Securities Sold Short
   Securities Sold Short                                                             (28,756)          -           -       (28,756)
Other Financial Instruments
   Futures Contracts*                                                                      4           -           -             4
____________________________________________________________________________________________________________________________________

Total Investments                                                                   $143,061        $847          $-      $143,908
____________________________________________________________________________________________________________________________________

* Futures Contracts are not reflected in the Schedule of Investments and are valued at the unrealized appreciation/depreciation of the instrument.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 12

OLD MUTUAL BARROW HANLEY VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual Barrow Hanley Value Fund (the "Fund") outperformed its benchmarks, the
     Russell 1000 Value Index (the "Index") and the S&P 500 Index. The Fund's Class Z shares posted a 57.65% return versus a 53.56%
     return for the Value Index and a 49.77% return for the S&P 500 Index.

o    From a sector perspective, the Fund's technology stocks did well, though some industry participants did not have low price-to-earnings ratios or any dividends. A number of high-quality, stable names declined to the point where they were cheap enough to purchase so that the financial stability of the Fund's technology holdings improved.

o    Among the individual stocks that contributed to Fund performance were financial services company American Express, hospitality company Wyndham Worldwide, and electrical products and tools company Cooper Industries.

o    Utility services company Exelon (no longer a Fund holding), communications services provider FairPoint Communications (no longer a Fund holding), and medical technology company CareFusion (no longer a Fund holding), detracted from the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual Barrow Hanley Value Fund (the "Fund") outperformed its benchmarks, the
     Russell 1000 Value Index (the "Value Index") and the S&P 500 Index. The Fund's Class Z shares posted a 57.65% return versus a
     53.56% return for the Value Index and a 49.77% return for the S&P 500 Index. Performance for all share classes can be found on page 15.

Q.   What investment environment did the Fund face during the past period?

A.   The past 12 months included a dramatic recovery period in the equity market. However, investors' fears resulted in heavy redemptions, hurting individual participants' returns. The Fund retained its focus and was able to best the benchmarks. Stock selection was the most important achievement, as in several sectors the Fund was underweight, but still experienced significant returns. In the financials and consumer discretionary groups, the Fund's holdings performed very strongly. The Fund's defensive holdings, which helped last year, were not much of a penalty in this robust period, as they were reduced during the year, and the resulting weightings were not heavy enough to hurt the Fund.

Q.   Which market factors influenced the Fund's relative performance?

A.   After such a severe decline and credit correction, the market's recovery allowed huge rebounds in those issues that survived but were unusually vulnerable. The forecast of the failure of the U.S. financial system was wrong, but it did create the potential for some unusually large gains. The 100% rebound in crude prices made oil stocks good performers but natural gas prices declined. This was a year in which the Fund's sub-adviser, Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley")
     had to work very hard to keep the Fund positioned to benefit from these events.

Q.   How did portfolio composition affect Fund performance?

A.   From a sector perspective, the Fund's technology stocks did well, though some industry participants did not have low price-to-earnings ratios or any dividends. A number of high-quality, stable names declined to the point where they were cheap enough to purchase so that the financial stability of the Fund's technology holdings improved.

     Among the individual stocks that contributed to Fund performance were financial services company American Express, hospitality company Wyndham Worldwide, and electrical products and tools company Cooper Industries. All of these top contributors are economically sensitive stocks, which were overly punished in mid-2009. They rebounded nicely as the economy recovered, and continued to perform well in anticipation of further improvement in the economy. On the other side of the equation, utility services company Exelon (no longer a Fund holding), communications services provider FairPoint Communications (no longer a Fund holding), and medical technology company CareFusion (no longer a Fund holding), detracted from the Fund's performance. These stocks were sold because Barrow Hanley's investment themes did not materialize and more attractive investment opportunities were found elsewhere.

                                                                                                            Barrow Hanley Value Fund

                                                                 13

OLD MUTUAL BARROW HANLEY VALUE FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Top Ten Holdings
as of March 31, 2010

Citigroup                                                                   3.2%
___________________________________________________________________________________

Hewlett-Packard                                                             3.2%
___________________________________________________________________________________

PNC Financial Services Group                                                3.2%
___________________________________________________________________________________

Nokia OYJ ADR                                                               3.1%
___________________________________________________________________________________

Philip Morris International                                                 3.0%
___________________________________________________________________________________

Cooper Industries, Cl A                                                     3.0%
___________________________________________________________________________________

Bristol-Myers Squibb                                                        3.0%
___________________________________________________________________________________

Baxter International                                                        3.0%
___________________________________________________________________________________

Raytheon                                                                    2.9%
___________________________________________________________________________________

Microsoft                                                                   2.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           30.5%
___________________________________________________________________________________

Q.   What is the investment outlook for the large-cap value equity market?

A.   Barrow Hanley expects the outlook for large-cap equities to be positive, in part because of the significant amount of funds in money market accounts earning almost nothing. At some point, Barrow Hanley notes, greed will overcome fear. In most sectors, performance will only come as earnings recover. Barrow Hanley believes the financials sector should continue to be an exception to this because of the lag nature of the reserves for non-performing loans. Barrow Hanley does not expect returns as dramatic as those recently experienced, but nonetheless positive. In Barrow Hanley's opinion, governmental budgets should continue to show blinking caution lights throughout the coming months, but likely will not stop most of the recovery.

Barrow Hanley Value Fund

                                                                 14

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                       Annualized     Annualized     Annualized
                                                             Inception     1 Year        5 Year        10 Year       Inception
                                                               Date        Return        Return         Return        to Date
____________________________________________________________________________________________________________________________________

Class Z*                                                     09/10/98      57.65%         0.55%         7.40%          7.12%
Class A with load                                            07/31/03      48.16%        (0.88)%         n/a           2.00%
Class A without load                                         07/31/03      57.05%         0.30%          n/a           2.91%
Institutional Class                                          12/20/06 (1)  57.64%          n/a           n/a          (3.91)%
Russell 1000 Value Index(2)                                  09/10/98      53.56%         1.05%         3.10%          5.14%
S&P 500 Index(2)                                             09/10/98      49.77%         1.92%        (0.65)%         3.34%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*    Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2)  The Fund changed its performance benchmark from the S&P 500 Index to the Russell 1000 Value Index as the Russell 1000 Value
     Index better reflects the Fund's investment strategy.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class
Z, Class A and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.13% and 0.96%; 2.14% and 1.21%; and
0.93% and 0.86%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Value Fund , Class Z	S&P 500 Index	Russell 1000 Value Index
3/31/00	10,000	10,000	10,000
3/31/01	15,162	9,201	10,027
3/31/02	18,599	7,851	10,467
3/31/03	13,814	5,907	8,081
3/31/04	18,624	7,982	11,380
3/31/05	19,860	8,516	12,878
3/31/06	20,791	9,515	14,592
3/31/07	23,709	10,640	17,048
3/31/08	20,985	10,100	15,344
3/31/09	12,950	6,253	8,836
3/31/10	20,416	9,365	13,568

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Consumer Discretionary	4.6%
Consumer Staples	11.1%
Energy	10.2%
Financials	20.4%
Health Care	15.3%
Industrials	14.5%
Information Technology	14.6%
Materials	1.8%
Telecommunication Services	1.7%
Utilities	5.8%

                                                                 15

OLD MUTUAL BARROW HANLEY VALUE FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 96.6%                                                       Fiduciary Banks - 0.5%
                                                                           State Street                                  15,800   $        713
Aerospace/Defense - 2.8%                                                                                                          ______________
Raytheon                                      71,100   $      4,061
                                                       ______________      Total Fiduciary Banks                                           713
                                                                           _____________________________________________________________________
Total Aerospace/Defense                                       4,061
_____________________________________________________________________      Finance-Consumer Loans - 1.1%
                                                                           SLM*                                         120,388          1,507
Applications Software - 2.8%                                                                                                      ______________
Microsoft                                    137,300          4,019
                                                       ______________      Total Finance-Consumer Loans                                  1,507
                                                                           _____________________________________________________________________
Total Applications Software                                   4,019
_____________________________________________________________________      Finance-Credit Cards - 2.5%
                                                                           American Express                              87,562          3,613
Beverages-Wine/Spirits - 2.4%                                                                                                     ______________
Diageo ADR                                    49,972          3,371
                                                       ______________      Total Finance-Credit Cards                                    3,613
                                                                           _____________________________________________________________________
Total Beverages-Wine/Spirits                                  3,371
_____________________________________________________________________      Food-Wholesale/Distribution - 0.6%
                                                                           Sysco                                         29,860            881
Chemicals-Diversified - 1.8%                                                                                                      ______________
E.I. du Pont de Nemours                       68,500          2,551
                                                       ______________      Total Food-Wholesale/Distribution                               881
                                                                           _____________________________________________________________________
Total Chemicals-Diversified                                   2,551
_____________________________________________________________________      Funeral Services & Related Items - 1.0%
                                                                           Service Corp International                   155,300          1,426
Computers - 5.8%                                                                                                                  ______________
Hewlett-Packard                               82,603          4,390
International Business Machines               30,050          3,854        Total Funeral Services & Related Items                        1,426
                                                       ______________      _____________________________________________________________________

Total Computers                                               8,244        Gas-Distribution - 1.2%
_____________________________________________________________________      CenterPoint Energy                           114,900          1,650
                                                                                                                                  ______________
Cruise Lines - 1.2%
Carnival                                      45,058          1,752        Total Gas-Distribution                                        1,650
                                                       ______________      _____________________________________________________________________

Total Cruise Lines                                            1,752        Hotels & Motels - 1.6%
_____________________________________________________________________      Wyndham Worldwide                             88,487          2,277
                                                                                                                                  ______________
Diversified Banking Institution - 7.3%
Bank of America                              133,863          2,389        Total Hotels & Motels                                         2,277
Citigroup*                                 1,089,100          4,411        _____________________________________________________________________
JPMorgan Chase                                81,757          3,659
                                                       ______________      Medical Labs & Testing Services - 2.6%
                                                                           Quest Diagnostics                             63,144          3,681
Total Diversified Banking Institution                        10,459                                                               ______________
_____________________________________________________________________
                                                                           Total Medical Labs & Testing Services                         3,681
Diversified Manufacturing Operations - 11.1%                               _____________________________________________________________________
Cooper Industries, Cl A                       85,900          4,118
General Electric                             185,630          3,379        Medical Products - 3.3%
Honeywell International                       63,238          2,863        Baxter International                          70,158          4,083
Illinois Tool Works                           55,855          2,645        Johnson & Johnson                              9,100            593
ITT                                           53,500          2,868                                                               ______________
                                                       ______________
                                                                           Total Medical Products                                        4,676
Total Diversified Manufacturing Operations                   15,873        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical-Drugs - 5.4%
Electric-Integrated - 4.4%                                                 Bristol-Myers Squibb                         153,401          4,096
Dominion Resources                            73,724          3,031        Pfizer                                       211,904          3,634
Duke Energy                                  160,120          2,613                                                               ______________
Entergy                                        8,200            667
                                                       ______________      Total Medical-Drugs                                           7,730
                                                                           _____________________________________________________________________
Total Electric-Integrated                                     6,311
_____________________________________________________________________      Medical-HMO - 1.6%
                                                                           WellPoint*                                    35,112          2,261
Electronic Components-Semiconductors - 2.4%                                                                                       ______________
Intel                                        155,800          3,468
                                                       ______________      Total Medical-HMO                                             2,261
                                                                           _____________________________________________________________________
Total Electronic Components-Semiconductors                    3,468
_____________________________________________________________________      Medical-Wholesale Drug Distributors - 2.0%
                                                                           Cardinal Health                               77,200          2,782
                                                                                                                                  ______________

                                                                           Total Medical-Wholesale Drug Distributors                     2,782
                                                                           _____________________________________________________________________

                                                                 16

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Multi-line Insurance - 0.9%                                                Wireless Equipment - 3.0%
XL Capital, Cl A                              68,461   $      1,294        Nokia OYJ ADR                                278,324   $      4,325
                                                       ______________                                                             ______________

Total Multi-line Insurance                                    1,294        Total Wireless Equipment                                      4,325
_____________________________________________________________________                                                             ______________

Oil Companies-Exploration & Production - 2.8%                              Total Common Stock (Cost $120,730)                          137,760
Occidental Petroleum                          47,422          4,009        _____________________________________________________________________
                                                       ______________
                                                                           Total Investments - 96.6% (Cost $120,730)                   137,760
Total Oil Companies-Exploration & Production                  4,009        _____________________________________________________________________
_____________________________________________________________________
                                                                           Other Assets and Liabilities, Net - 3.4%                      4,794
Oil Companies-Integrated - 4.4%                                            _____________________________________________________________________
BP ADR                                        44,600          2,545
ConocoPhillips                                72,395          3,704        Total Net Assets - 100.0%                              $    142,554
                                                       ______________      _____________________________________________________________________

Total Oil Companies-Integrated                                6,249        For descriptions of abbreviations and footnotes, please refer to page
_____________________________________________________________________      91.

Pipelines - 2.6%                                                           Other Information:
Spectra Energy                               165,772          3,735
                                                       ______________      The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are
Total Pipelines                                               3,735        summarized in three broad levels as follows:
_____________________________________________________________________
                                                                           Level 1 - quoted prices in active markets for identical securities
Retail-Drug Store - 1.1%                                                   Level 2 - other significant observable inputs (including quoted
CVS Caremark                                  42,700          1,561                  prices for similar securities, interest rates, prepayment
                                                       ______________                speeds, credit risk, etc.)
                                                                           Level 3 - significant unobservable inputs (including the Fund's own
Total Retail-Drug Store                                       1,561                  assumption in determining the fair value of investments)
_____________________________________________________________________
                                                                           The inputs or methodology used for valuing securities are not
Super-Regional Banks-US - 7.4%                                             necessarily an indication of the risk associated with investing in
Capital One Financial                         50,940          2,109        those securities. A summary of the inputs used as of March 31, 2010
PNC Financial Services Group                  73,236          4,372        in valuing the Fund's net assets were as follows (000):
Wells Fargo                                  128,615          4,003
                                                       ______________               Description          Level 1   Level 2   Level 3    Total
                                                                           _____________________________________________________________________
Total Super-Regional Banks-US                                10,484
_____________________________________________________________________      Investments
                                                                              Common Stock              $137,760     $-        $-      $137,760
Telephone-Integrated - 1.7%                                                _____________________________________________________________________
AT&T                                          45,314          1,171
Verizon Communications                        39,858          1,236        Total Investments            $137,760     $-        $-      $137,760
                                                       ______________      _____________________________________________________________________

Total Telephone-Integrated                                    2,407        Refer to the "Security Valuation" section of Note 2 for further
_____________________________________________________________________      information.

Television - 0.7%
CBS, Cl B                                     66,400            926
                                                       ______________

Total Television                                                926
_____________________________________________________________________

Tobacco - 6.6%
Altria Group                                  78,432          1,609
Imperial Tobacco Group ADR                    59,847          3,651
Philip Morris International                   80,600          4,204
                                                       ______________

Total Tobacco                                                 9,464
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                 17

OLD MUTUAL FOCUSED FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Adviser: OMCAP Investors, a division of Old Mutual Capital, Inc. (1)

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual Focused Fund (the "Fund") outperformed its benchmark, the S&P 500
     Index (the "Index"). The Fund's Class Z shares posted a 50.14% return versus a 49.77% return for the Index.

o    The Fund was overweight the insurance and technology sectors because of the relative value OMCAP Investors sees in these sectors. However, the large overweight in technology was a detractor to performance, whereas the overweight position in insurance contributed to performance.

o    Among the stocks that contributed positively to Fund performance were El Paso and Halliburton, both energy-related companies, and MetLife, a provider of insurance and financial services products.

o    Detractors from Fund performance included software company Symantec and utility services company Exelon (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual Focused Fund (the "Fund") outperformed its benchmark, the S&P 500
     Index (the "Index"). The Fund's Class Z shares posted a 50.14% return versus a 49.77% return for the Index. Performance for all share classes can be found on page 20.

Q.   What investment  environment  did  the  Fund  face  during  the  past  period?

A.   The easy comparisons from results posted a year ago combined with the government's multi-faceted intervention programs (and zero interest rate policy) have created just enough buyers to grind markets higher in the absence of sellers. Given the fact that the market has risen with little pause for over a year, expectations have become more muted in terms of expected returns from stocks. Stocks seem to be closer to fair value now than the past quarter, and certainly from over a year ago.

Q.   Which market factors influenced the Fund's relative performance?

A.   OMCAP Investors, a division of Old Mutual Capital, Inc. ("OMCAP Investors"), the Fund's adviser, points out that its style does not necessarily lend itself to a market that consistently goes straight up. The challenge faced in markets such as these is keeping the Fund positioned for maximum long-term benefit while trying to keep up with the benchmark that is benefiting from market participants' focus on the short term. As such, OMCAP Investors continues to focus on individual companies that provide the best trade-off between valuation, near-term dynamics and long-term growth.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund was overweight the insurance and technology sectors because of the relative value OMCAP Investors sees in these sectors. However, the large overweight in technology was a detractor to performance, whereas the overweight position in insurance contributed to performance. The Fund continues to avoid the banking industry, as OMCAP Investors believes banks are most negatively levered to a potential pullback in the domestic economy.

     Among the stocks that contributed positively to Fund performance were El Paso and Halliburton, both energy-related companies, and MetLife, a provider of insurance and financial services products. El Paso and Halliburton rebounded during the period, which was driven by higher oil prices, signs of an economic recovery, and low valuation starting points. MetLife was able to rebound from its depressed levels due to the recovery of the credit markets and stabilization of the economy. Detractors from
     Fund performance included software company Symantec and utility services company Exelon (no longer a Fund holding). Although
     Symantec has a strong balance sheet and a recovering business, the company is not showing the same growth as many other technology companies and OMCAP Investors believes the stock is undervalued. Exelon is a traditional utility that has suffered compared to many other companies as the market's risk appetite resumed.

Focused Fund

                                                                 18

Top Ten Holdings
as of March 31, 2010*

MetLife                                                                     5.0%
___________________________________________________________________________________

Microsoft                                                                   4.6%
___________________________________________________________________________________

NRG Energy                                                                  4.6%
___________________________________________________________________________________

Wal-Mart Stores                                                             4.2%
___________________________________________________________________________________

Qualcomm                                                                    4.2%
___________________________________________________________________________________

Johnson & Johnson                                                           4.1%
___________________________________________________________________________________

XTO Energy                                                                  3.9%
___________________________________________________________________________________

CVS Caremark                                                                3.7%
___________________________________________________________________________________

Allstate                                                                    3.7%
___________________________________________________________________________________

Pfizer                                                                      3.6%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           41.6%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   What is the investment outlook?

A.   OMCAP Investors believes the U.S. consumer has stabilized from the shock of a year ago and the U.S.'s major trade partners have resumed their impressive growth. There is, however, still concern that the U.S. seems to be in a jobless recovery, which may dampen expectations. In addition, the U.S.'s fastest-growing large customer, China, is working hard to dampen its own inflation expectations, which could result in a slowing Chinese economy. Furthermore, the end of many government stimulus programs may also provide a stiff headwind to revenue growth as 2011 approaches.

     Given OMCAP Investors' concerns regarding the economy and market, OMCAP Investors believes the Fund's positioning will provide a balanced trade-off between upside participation due to investor enthusiasm or economic recovery, and downside protection if growth slows or tightens.

(1)  OMCAP Investors, a division of Old Mutual Capital, Inc., provides investment advisory services to the Old Mutual Focused Fund, pursuant to the management agreement between Old Mutual Funds II, on behalf of the Old Mutual Focused Fund, and Old Mutual
     Capital, Inc.

                                                                                                                        Focused Fund

                                                                 19

OLD MUTUAL FOCUSED FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                       Annualized     Annualized     Annualized
                                                             Inception     1 Year        5 Year        10 Year       Inception
                                                               Date        Return        Return         Return        to Date
____________________________________________________________________________________________________________________________________

Class Z                                                      02/12/99      50.14%         4.73%         2.73%          8.62%
Class A with load                                            09/30/03      41.19%         3.24%          n/a           6.12%
Class A without load                                         09/30/03      49.80%         4.47%          n/a           7.09%
Institutional Class                                          12/20/06 (1)  50.44%          n/a           n/a          (1.00)%
S&P 500 Index                                                02/12/99      49.77%         1.92%        (0.65)%         1.32%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages
1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class
Z, Class A and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.46% and 0.96%; 2.77% and 1.21%; and
0.99% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Focused Fund , Class Z	S&P 500 Index
3/31/00	10,000	10,000
3/31/01	9,641	7,832
3/31/02	9,046	7,851
3/31/03	6,706	5,907
3/31/04	9,599	7,982
3/31/05	10,392	8,516
3/31/06	11,418	9,515
3/31/07	11,228	10,640
3/31/08	12,804	10,100
3/31/09	8,722	6,253
3/31/10	13,096	9,365

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	3.7%
Consumer Discretionary	1.6%
Consumer Staples	10.8%
Energy	11.4%
Financials	22.1%
Health Care	14.9%
Industrials	2.0%
Information Technology	29.0%
Utilities	4.5%

                                                                 20

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 96.3%                                                       Medical-Drugs - 6.2%
Applications Software - 4.6%                                               Merck                                        455,186   $     17,001
Microsoft                                  1,017,135   $     29,772        Pfizer                                     1,327,547         22,767
                                                       ______________                                                             ______________

Total Applications Software                                  29,772        Total Medical-Drugs                                          39,768
_____________________________________________________________________      _____________________________________________________________________

Beverages-Non-Alcoholic - 2.9%                                             Medical-HMO - 2.9%
PepsiCo                                      278,484         18,425        UnitedHealth Group*                          572,457         18,702
                                                       ______________                                                             ______________

Total Beverages-Non-Alcoholic                                18,425        Total Medical-HMO                                            18,702
_____________________________________________________________________      _____________________________________________________________________

Cable/Satellite TV - 1.6%                                                  Multi-line Insurance - 8.7%
Comcast, Special Cl A                        569,200         10,229        Allstate                                     735,724         23,771
                                                       ______________      MetLife                                      745,760         32,321
                                                                                                                                  ______________
Total Cable/Satellite TV                                     10,229
_____________________________________________________________________      Total Multi-line Insurance                                   56,092
                                                                           _____________________________________________________________________
Computers - 6.1%
Apple*                                        71,981         16,911        Networking Products - 2.8%
Dell*                                      1,488,502         22,342        Cisco Systems*                               685,113         17,834
                                                       ______________                                                             ______________

Total Computers                                              39,253        Total Networking Products                                    17,834
_____________________________________________________________________      _____________________________________________________________________

Diversified Banking Institution - 3.3%                                     Oil Companies-Exploration & Production - 3.9%
JPMorgan Chase                               472,301         21,136        XTO Energy                                   533,040         25,149
                                                       ______________                                                             ______________

Total Diversified Banking Institution                        21,136        Total Oil Companies-Exploration & Production                 25,149
_____________________________________________________________________      _____________________________________________________________________

Electronic Components-Semiconductors - 5.7%                                Oil Companies-Integrated - 2.8%
Intel                                        730,000         16,250        BP ADR                                       311,605         17,783
Texas Instruments                            820,000         20,065                                                               ______________
                                                       ______________
                                                                           Total Oil Companies-Integrated                               17,783
Total Electronic Components-Semiconductors                   36,315        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil-Field Services - 2.2%
Fiduciary Banks - 3.5%                                                     Halliburton                                  458,618         13,818
State Street                                 492,629         22,237                                                               ______________
                                                       ______________
                                                                           Total Oil-Field Services                                     13,818
Total Fiduciary Banks                                        22,237        _____________________________________________________________________
_____________________________________________________________________
                                                                           Pipelines - 2.5%
Independent Power Producer - 4.5%                                          El Paso                                    1,507,680         16,343
NRG Energy*                                1,397,326         29,204                                                               ______________
                                                       ______________
                                                                           Total Pipelines                                              16,343
Total Independent Power Producer                             29,204        _____________________________________________________________________
_____________________________________________________________________
                                                                           Reinsurance - 3.2%
Internet Security - 3.2%                                                   Berkshire Hathaway, Cl B*                    255,350         20,752
Symantec*                                  1,220,000         20,642                                                               ______________
                                                       ______________
                                                                           Total Reinsurance                                            20,752
Total Internet Security                                      20,642        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Discount - 4.2%
Investment Management/Advisory Services - 3.4%                             Wal-Mart Stores                              486,839         27,068
Invesco                                      995,000         21,801                                                               ______________
                                                       ______________
                                                                           Total Retail-Discount                                        27,068
Total Investment Management/Advisory Services                21,801        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Drug Store - 3.7%
Medical Instruments - 1.7%                                                 CVS Caremark                                 657,010         24,020
Medtronic                                    237,304         10,686                                                               ______________
                                                       ______________
                                                                           Total Retail-Drug Store                                      24,020
Total Medical Instruments                                    10,686        _____________________________________________________________________
_____________________________________________________________________
                                                                           Transport-Services - 2.0%
Medical Products - 4.1%                                                    United Parcel Service, Cl B                  200,516         12,915
Johnson & Johnson                            402,957         26,273                                                               ______________
                                                       ______________
                                                                           Total Transport-Services                                     12,915
Total Medical Products                                       26,273        _____________________________________________________________________
_____________________________________________________________________
                                                                           Web Portals/ISP - 2.4%
                                                                           Google, Cl A*                                 27,000         15,309
                                                                                                                                  ______________

                                                                           Total Web Portals/ISP                                        15,309
                                                                           _____________________________________________________________________

                                                                 21

OLD MUTUAL FOCUSED FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Wireless Equipment - 4.2%
Qualcomm                                  640,000      $     26,874
                                                       ______________

Total Wireless Equipment                                     26,874
                                                       ______________

Total Common Stock (Cost $556,451)                          618,400
_____________________________________________________________________

Money Market Fund - 3.7%
Dreyfus Cash Management Fund,
   Institutional Class, 0.062% (A)     23,541,870            23,542
                                                       ______________

Total Money Market Fund (Cost $23,542)                       23,542
_____________________________________________________________________

Total Investments - 100.0% (Cost $579,993)                  641,942
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.0%                        127
_____________________________________________________________________

Total Net Assets - 100.0%                              $    642,069
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 91.

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2010 in valuing the Fund's net assets were as follows (000):

    Description            Level 1     Level 2     Level 3      Total
______________________________________________________________________
Investments
   Common Stock           $618,400       $-          $-       $618,400
   Money Market Fund        23,542        -           -         23,542
______________________________________________________________________

Total Investments         $641,942       $-          $-       $641,942
______________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 22

OLD MUTUAL HEITMAN REIT FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual Heitman REIT Fund (the "Fund") posted strong absolute performance but underperformed its benchmark, the Wilshire U.S. Real Estate Securities Index (the "Index"). The Fund's Class Z shares posted a
     98.07% return versus a 115.40% return for the Index.

o    The real estate investment trust ("REIT") market saw extremely strong returns over the past year.

o    Among the stocks that contributed positively to the Fund's performance were Simon Property Group, Vornado Realty Trust, and
     Public Storage.

o    Detractors from Fund performance included General Growth Properties, HRPT Properties Trust (no longer a Fund holding), and Duke
     Realty (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual Heitman REIT Fund (the "Fund") posted strong absolute performance but underperformed its benchmark, the Wilshire U.S. Real Estate Securities Index (the "Index"). The Fund's Class Z shares posted a
     98.07% return versus a 115.40% return for the Index. Performance for all share classes can be found on page 25.

Q.   What investment environment did the Fund face during the past period?

A.   The real estate investment trust ("REIT") market saw extremely strong returns over the past year. A year ago, REITs began raising equity to recapitalize their balance sheets. This was well received by investors and set off a positive feedback loop that sent REIT prices higher. The significant improvement in the credit markets over the past year also lifted REIT prices higher. REITs have continued to march higher as investors have begun to focus on the improving economy now that the recapitalization phase of the cycle is complete.

Q.   Which market factors influenced the Fund's relative performance?

A.   Heitman Real Estate Securities LLC ("Heitman") underestimated the capital flows into the REIT sector by generalist investors as it saw value in REITs that declined dramatically in 2008 and early 2009. Heitman also underestimated the reversal in short interest in the REIT sector, which dropped from 10.73% in December 2008 to 8.43% in December 2009, forcing investors to close out short positions in stocks, which were rising. This drop in short interest, in combination with positive capital flows, resulted in significant positive returns in some stocks. For example, several stocks were up over 100% during 2009. These same stocks were also down significantly during late 2008 and early 2009 as a result of concerns over too much leverage.
     Furthermore, Heitman underestimated the significant improvement in the credit markets during 2009. The improvement in the credit markets allowed REITs to raise both equity and debt capital.

Q.   How did portfolio composition affect Fund performance?

A.   Among the stocks that contributed positively to the Fund's performance were Simon Property Group, Vornado Realty Trust, and
     Public Storage. Simon Property Group was the largest holding over the time period and was the Fund's top contributor as the stock led the way in the recapitalization of the REIT industry. Simon Property Group successfully executed multiple equity and unsecured debt raises to fortify its balance sheet and place it in an excellent position to acquire assets. Vornado Realty
     Trust was also a top contributor as demand returned for Central Business District office assets in Washington, D.C., and New
     York City as the credit markets normalized and the economy began to recover. Public Storage underperformed the benchmark but was a top contributor to the Fund's performance given its size in the portfolio. Public Storage's strong balance sheet and industry-leading position are expected to allow it to acquire assets at attractive pricing.

     Detractors from Fund performance included General Growth Properties, HRPT Properties Trust (no longer a Fund holding), and Duke
     Realty (no longer a Fund holding). General Growth Properties was a recent addition to the Fund in March 2010 when it was added back to the benchmark after being removed due to its bankruptcy proceedings. General Growth Properties is expected to emerge from bankruptcy due to an infusion of capital from several large investors. HRPT Properties Trust and Duke Realty were shorter-term holdings in the Fund due to a period of attractive pricing but were not large contributors to performance.

                                                                                                                   Heitman REIT Fund

                                                                 23

OLD MUTUAL HEITMAN REIT FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Heitman Real Estate Securities LLC

Top Ten Holdings
as of March 31, 2010

Vornado Realty Trust                                                        8.3%
___________________________________________________________________________________

Simon Property Group                                                        8.0%
___________________________________________________________________________________

Public Storage                                                              6.3%
___________________________________________________________________________________

Equity Residential                                                          4.7%
___________________________________________________________________________________

AvalonBay Communities                                                       4.7%
___________________________________________________________________________________

Boston Properties                                                           4.7%
___________________________________________________________________________________

ProLogis                                                                    4.7%
___________________________________________________________________________________

Health Care REIT                                                            4.6%
___________________________________________________________________________________

HCP                                                                         4.6%
___________________________________________________________________________________

Host Hotels & Resorts                                                       4.4%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           55.0%
___________________________________________________________________________________

Q.   What is the investment outlook for the REIT market?

A.   Heitman notes that long-term bond yields appear to have stabilized at historically low levels. Heitman believes this should continue to be supportive of REIT valuations and ultimately serve to increase the private real estate values of the properties underpinning REITs. Given the stabilization in bond yields following the significant drop in 2009, Heitman believes that much of the re-pricing of real estate is in the past. Looking forward, Heitman expects the market to begin to focus more on growth in fundamentals as the economy continues to recover.

     Given that expectation, Heitman is looking closely at companies and sectors that benefit quickly during an economic recovery like the short lease sectors of hotels, apartments, and self-storage. Heitman is also looking for companies that perhaps suffered greatly during the recession and face brighter prospects ahead as the economy continues to improve. Finally, given the significant cost of capital advantage that REITs currently possess over private market participants, Heitman is looking at companies that are willing to use that advantage to acquire assets at attractive, albeit not distressed, pricing.

Heitman REIT Fund

                                                                 24

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                             03/13/89        98.07%      1.69%            10.03%             8.62%
Class A with load                                    09/30/03        86.32%      0.22%              n/a              4.96%
Class A without load                                 09/30/03        97.55%      1.42%              n/a              5.92%
Institutional Class                                  12/20/06 (1)    98.52%       n/a               n/a            (10.71)%
Wilshire U.S. Real Estate Securities Index           02/28/89 (2)   115.40%      3.14%            11.25%             7.38%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-3.

*   Data includes performance of a predecessor fund class whose inception date was March 13, 1989.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The inception date used for this index is February 28, 1989 since at the time the index was priced monthly.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class
Z, Class A and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.23% and 1.25%; 1.95% and 1.50%; and
1.31% and 0.95%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Heitman REIT Fund, Class Z	Wilshire U.S. Real Estate Securities Index
3/31/00	10,000	10,000
3/31/01	12,079	12,671
3/31/02	15,128	15,421
3/31/03	14,262	14,663
3/31/04	21,689	22,310
3/31/05	24,067	25,057
3/31/06	33,084	35,233
3/31/07	39,434	42,972
3/31/08	31,981	34,836
3/31/09	13,215	13,577
3/31/10	26,174	29,243

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Apartments	16.2%
Diversified	12.0%
Health Care	11.2%
Hotels	7.8%
Manufactured Homes	1.2%
Money Market Fund	1.0%
Office Property	14.9%
Real Estate Operation/Development	1.3%
Regional Malls	13.9%
Shopping Centers	8.8%
Storage	6.3%
Warehouse/Industrial	5.4%

                                                                 25

OLD MUTUAL HEITMAN REIT FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                                   Shares    Value (000)        Description                                   Shares    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 99.1%                                                       REITs-Regional Malls - 13.9%
Real Estate Operation/Development - 1.4%                                   General Growth Properties                     58,250   $        937
Brookfield Properties                         45,500   $        699        Macerich                                      31,700          1,214
Terreno Realty*                                8,100            160        Simon Property Group                          59,962          5,031
                                                       ______________      Taubman Centers                               40,850          1,631
                                                                                                                                  ______________
Total Real Estate Operation/Development                         859
_____________________________________________________________________      Total REITs-Regional Malls                                    8,813
                                                                           _____________________________________________________________________
REITs-Apartments - 16.2%
Apartment Investment &                                                     REITs-Shopping Centers - 8.8%
   Management, Cl A                           54,725          1,008        Federal Realty Investment Trust               27,703          2,017
AvalonBay Communities                         34,637          2,991        Kimco Realty                                 168,700          2,638
BRE Properties                                12,775            457        Tanger Factory Outlet Centers                 20,800            898
Equity Residential                            76,707          3,003                                                               ______________
Essex Property Trust                          12,700          1,142
Home Properties                               35,625          1,667        Total REITs-Shopping Centers                                  5,553
                                                       ______________      _____________________________________________________________________

Total REITs-Apartments                                       10,268        REITs-Storage - 6.3%
_____________________________________________________________________      Public Storage                                43,298          3,983
                                                                                                                                  ______________
REITs-Diversified - 12.0%
Digital Realty Trust                          42,302          2,293        Total REITs-Storage                                           3,983
Vornado Realty Trust                          69,801          5,284        _____________________________________________________________________
                                                       ______________
                                                                           REITs-Warehouse/Industrial - 5.4%
Total REITs-Diversified                                       7,577        AMB Property                                  18,000            490
_____________________________________________________________________      ProLogis                                     224,382          2,962
                                                                                                                                  ______________
REITs-Health Care - 11.2%
HCP                                           87,475          2,887        Total REITs-Warehouse/Industrial                              3,452
Health Care REIT                              64,867          2,934                                                               ______________
Nationwide Health Properties                   8,800            309
Ventas                                        20,142            956        Total Common Stock (Cost $45,677)                            62,742
                                                       ______________      _____________________________________________________________________

Total REITs-Health Care                                       7,086        Money Market Fund - 1.0%
_____________________________________________________________________      Dreyfus Cash Management Fund,
                                                                              Institutional Class, 0.062% (A)           617,191            617
REITs-Hotels - 7.8%                                                                                                               ______________
DiamondRock Hospitality*                     133,645          1,351
Host Hotels & Resorts                        190,814          2,795        Total Money Market Fund (Cost $617)                             617
LaSalle Hotel Properties                       8,757            204        _____________________________________________________________________
Pebblebrook Hotel Trust*                       8,400            177
Sunstone Hotel Investors*                     39,250            438        Total Investments - 100.1% (Cost $46,294)                    63,359
                                                       ______________      _____________________________________________________________________

Total REITs-Hotels                                            4,965        Other Assets and Liabilities, Net - (0.1)%                      (63)
_____________________________________________________________________      _____________________________________________________________________

REITs-Manufactured Homes - 1.2%                                            Total Net Assets - 100.0%                                  $ 63,296
Equity Lifestyle Properties                   14,080            759        _____________________________________________________________________
                                                       ______________
                                                                           For descriptions of abbreviations and footnotes, please refer to
Total REITs-Manufactured Homes                                  759        page 91.
_____________________________________________________________________

REITs-Office Property - 14.9%
Boston Properties                             39,560          2,984
Brandywine Realty Trust                       25,600            313
Corporate Office Properties Trust SBI         24,536            985
Highwoods Properties                          75,075          2,382
Mack-Cali Realty                              34,031          1,200
SL Green Realty                               27,300          1,563
                                                       ______________

Total REITs-Office Property                                   9,427
_____________________________________________________________________

                                                                 26

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2010 in valuing the Fund's net assets were as follows (000):

    Description                                                                    Level 1     Level 2     Level 3      Total
____________________________________________________________________________________________________________________________________
Investments
   Common Stock                                                                    $62,742       $-          $-        $62,742
   Money Market Fund                                                                   617        -           -            617
____________________________________________________________________________________________________________________________________

Total Investments                                                                  $63,359       $-          $-        $63,359
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 27

OLD MUTUAL LARGE CAP GROWTH FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Ashfield Capital Partners, LLC (1)

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual Large Cap Growth Fund (the "Fund") posted strong absolute returns but underperformed its benchmark, the Russell 1000 Growth Index (the "Index"). The Fund's Class Z shares posted a 45.52% return versus a 49.75% return for the Index.

o    While the Fund's overweight to the financials sector was positive, stock selection detracted from the Fund's performance. Stock selection in both the health care and energy sectors offset stock selection in the financials sector.

o    Among the individual stocks that contributed to Fund performance were Apple, a designer and manufacturer of computers and mobile devices, priceline.com, an Internet travel/e-commerce company, and Google, an Internet search engine.

o    Stocks that detracted from Fund performance included Family Dollar Stores (no longer a Fund holding), an operator of variety stores offering discount merchandise, and Monsanto, a worldwide producer of agricultural products for farmers.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual Large Cap Growth Fund (the "Fund") posted strong absolute returns but underperformed its benchmark, the Russell 1000 Growth Index (the "Index"). The Fund's Class Z shares posted a 45.52% return versus a 49.75% return for the Index. Performance for all share classes can be found on page 30.

Q.   What investment environment did the Fund face during the past period?

A.   After maintaining a rapid pace in the first two months of the second quarter of 2009, the financial markets slowed down in
     June. Much of the rally was due in part to an improvement in recent economic and financial news including massive government intervention, which has led to a thawing in the credit markets and a gradual easing of the recession. Confidence is on the rise, and most observers are cautiously optimistic about a gradual improvement in consumption outlays and economic prosperity.

     As the year progressed, stocks continued to gallop to new highs as fears dissipated, and investors witnessed the power of extensive global monetary and fiscal stimuli begin to reflate economic activity. Risk assets, namely equities, have outperformed safe assets as sidelined cash moved back into the markets. Emerging markets have handily beat developed markets and inflation fell in most countries. Quality spreads have narrowed, while equity markets remained volatile, but ended the period higher. Low-quality securities led the rally for most of 2009 while information technology was the standout sector performer. Corporate profits have been rebounding nicely, while analysts continue to upwardly revise their estimates for 2011.
     The rebound in profits bodes well for employment and capital spending, both important elements of a sustainable economic recovery. On the global front, large emerging economies such as Brazil and India have already begun their recovery, while more established economies have yet to see a significant pick-up in demand growth.

Q.   Which market factors influenced the Fund's relative performance?

A.   Given the uncertainty and liquidity in the markets, stock selection overall proved to be a challenge. During much of the period, lower-quality stocks rallied as higher-quality large-cap stocks were left behind. From a sector perspective, the Fund's overweight to energy was disappointing as the price of oil continued to be extremely volatile. In addition, the Fund's underweight to health care was a detractor. Much of the period remained in a more defensive posture due to a continued lack of consumer and investor confidence.

Q.   How did portfolio composition affect Fund performance?

A.   While the Fund's overweight to the financials sector was positive, stock selection detracted from the Fund's performance.
     Stock selection in both the health care and energy sectors offset stock selection in the financials sector.

     Among the individual stocks that contributed to Fund performance were Apple, a designer and manufacturer of computers and mobile devices, priceline.com, an Internet travel/e-commerce company, and Google, an Internet search engine. Apple has a very strong brand name, loyal customer base, and defensible installed base. Ashfield believes that the iPod is still a major revenue driver and that the iPhone has enabled Apple to reposition the portable-players business for growth, as well as enter the high-end segment of the smartphone market at the same time. Priceline.com continues to gain share and grow rapidly in the
     United States. In addition, Ashfield Capital Partners, LLC ("Ashfield") believes the company is well positioned to outperform most competitors internationally through the secular shift of European travel bookings to online from offline. Priceline's continued shift to additional product lines also helps provide the company with a diverse and currently profitable revenue stream. Ashfield believes Google is one of the best players of secular growth in Internet advertising, and technology-based innovations and new product launches have made it a market leader. Furthermore, traffic growth of Google remains significantly higher than its competitors, which is expected to positively impact the company's assets, which includes content, social networking sites, e-commerce listings, and mobile software.

Large Cap Growth Fund

                                                                 28

Top Ten Holdings
as of March 31, 2010

Apple                                                                       3.6%
___________________________________________________________________________________

Microsoft                                                                   2.7%
___________________________________________________________________________________

Cisco Systems                                                               2.6%
___________________________________________________________________________________

International Business
Machines                                                                    2.5%
___________________________________________________________________________________

Google, Cl A                                                                2.3%
___________________________________________________________________________________

McDonald's                                                                  2.3%
___________________________________________________________________________________

Cia de Bebidas das
Americas ADR                                                                2.3%
___________________________________________________________________________________

Henry Schein                                                                2.2%
___________________________________________________________________________________

T Rowe Price Group                                                          2.2%
___________________________________________________________________________________

Qualcomm                                                                    2.1%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           24.8%
___________________________________________________________________________________

     On the other side of the equation, stocks that detracted from Fund performance included Family Dollar Stores (no longer a Fund holding), an operator of variety stores offering discount merchandise, and Monsanto, a worldwide producer of agricultural products for farmers. With regard to Family Dollar Stores, unfavorable macroeconomic conditions such as higher energy prices and a high level of unemployment adversely impacted same-store sales, margins and earnings per share. Ashfield also believes that competition will continue to prevail in the small-format retail space, and, given this environment, the stock was sold for a better opportunity. Monsanto faced increased competition within its brand product, Roundup, which put pressure on earnings, margins and the stock price. As a result, Monsanto has lost significant volumes to generics. Furthermore, Ashfield believes there is potential loss of pricing power due to the reversion to the mean of corn and soybean prices, and increased competition on seeds and traits. Other risks to the stock include environmental laws and regulations, unpredictable weather, and fluctuations in the pricing of energy and raw materials.

Q.   What is the investment outlook for the large-cap growth equity market?

A.   Ashfield notes that in this challenging environment, the focus is investing in businesses for the long term and as trends evolve, necessary adjustments will be made. In this deleveraging world, where access to debt financing may be limited, Ashfield believes that the balance sheet strength of larger companies able to internally fund future growth opportunities may result in market leadership.

     Ashfield believes the economy continues to show signs of improvement and the Fund is positioned for a sustained economic recovery. Ashfield believes firms with pricing power will increase profitability while those companies in commoditized markets could continue to struggle. Ashfield notes that businesses with a global presence should fare better than those that are domestically oriented. Ashfield anticipates low-leverage stocks will perform better than high-leverage stocks and expects the rest of the year to reflect this divergence between winners and losers. In Ashfield's opinion, this is an environment where active managers can add significant value, as opposed to passive investing.

(1)  Effective August 8, 2009, the Fund's assets managed by Turner Investment Partners, Inc. were transferred to Ashfield Capital
     Partners, LLC ("Ashfield") and Ashfield became the sole sub-adviser for the Fund.

                                                                                                               Large Cap Growth Fund

                                                                 29

OLD MUTUAL LARGE CAP GROWTH FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                Annualized       Annualized       Annualized
                                                    Inception       1 Year        5 Year          10 Year          Inception
                                                      Date          Return        Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                              11/29/96       45.52%         3.01%          (8.27)%           6.24%
Class A with load                                    09/30/03       36.89%         1.53%            n/a             1.93%
Class A without load                                 09/30/03       45.22%         2.74%            n/a             2.86%
Institutional Class                                  12/20/06 (1)   45.69%          n/a             n/a            (3.36)%
Russell 1000 Growth Index                            11/29/96       49.75%         3.42%          (4.21)%           3.81%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action and/or regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current adviser and sub-adviser.
In addition, prior to February 10, 2007, the Fund was co-managed by a sub-adviser other than Ashfield Capital Partners, LLC
("Ashfield"), and effective August 8, 2009, Ashfield became the sole sub-adviser to the Fund. As a result, the Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future. Prior to April 29, 2008, the Fund was named the Old Mutual Large Cap Growth Concentrated Fund.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class
Z, Class A and Institutional Class shares (as reported in the supplement dated July 29, 2009 to the July 29, 2009 prospectuses) are
1.47% and 1.01%; 2.30% and 1.26%; and 8.84% and 0.91%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Large Cap Growth Fund, Class Z	Russell 1000 Growth Index
3/31/00	10,000	10,000
3/31/01	4,616	5,728
3/31/02	3,927	5,614
3/31/03	2,942	4,111
3/31/04	3,919	5,434
3/31/05	3,637	5,498
3/31/06	4,608	6,220
3/31/07	4,738	6,659
3/31/08	4,901	6,609
3/31/09	2,898	4,343
3/31/10	4,217	6,504

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	1.8%
Consumer Discretionary	12.1%
Consumer Staples	10.4%
Energy	6.7%
Financials	5.0%
Health Care	14.3%
Industrials	12.2%
Information Technology	33.2%
Materials	4.3%

                                                                 30

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 98.3%                                                       Consumer Products-Miscellaneous - 1.3%
                                                                           Clorox                                        41,655   $      2,672
Agricultural Chemicals - 0.7%                                                                                                     ______________
Monsanto                                      21,478   $      1,534
                                                       ______________      Total Consumer Products-Miscellaneous                         2,672
                                                                           _____________________________________________________________________
Total Agricultural Chemicals                                  1,534
_____________________________________________________________________      Cosmetics & Toiletries - 3.5%
                                                                           Avon Products                                 86,575          2,932
Applications Software - 3.7%                                               Procter & Gamble                              67,185          4,251
Microsoft                                    188,318          5,512                                                               ______________
Red Hat*                                      70,005          2,049
                                                       ______________      Total Cosmetics & Toiletries                                  7,183
                                                                           _____________________________________________________________________
Total Applications Software                                   7,561
_____________________________________________________________________      Cruise Lines - 1.6%
                                                                           Carnival                                      84,585          3,289
Athletic Footwear - 2.1%                                                                                                          ______________
Nike, Cl B                                    58,830          4,324
                                                       ______________      Total Cruise Lines                                            3,289
                                                                           _____________________________________________________________________
Total Athletic Footwear                                       4,324
_____________________________________________________________________      Disposable Medical Products - 1.7%
                                                                           C.R. Bard                                     40,515          3,509
Beverages-Non-Alcoholic - 2.1%                                                                                                    ______________
PepsiCo                                       65,415          4,328
                                                       ______________      Total Disposable Medical Products                             3,509
                                                                           _____________________________________________________________________
Total Beverages-Non-Alcoholic                                 4,328
_____________________________________________________________________      Diversified Banking Institution - 1.8%
                                                                           Goldman Sachs Group                           22,125          3,775
Brewery - 2.3%                                                                                                                    ______________
Cia de Bebidas das Americas ADR               51,980          4,764
                                                       ______________      Total Diversified Banking Institution                         3,775
                                                                           _____________________________________________________________________
Total Brewery                                                 4,764
_____________________________________________________________________      Diversified Manufacturing Operations - 3.5%
                                                                           Danaher                                       41,205          3,293
Cable/Satellite TV - 1.9%                                                  Dover                                         86,765          4,056
DIRECTV, Cl A*                               115,409          3,902                                                               ______________
                                                       ______________
                                                                           Total Diversified Manufacturing Operations                    7,349
Total Cable/Satellite TV                                      3,902        _____________________________________________________________________
_____________________________________________________________________
                                                                           E-Commerce/Services - 2.0%
Chemicals-Specialty - 1.6%                                                 priceline.com*                                16,090          4,103
Ecolab                                        74,375          3,269                                                               ______________
                                                       ______________
                                                                           Total E-Commerce/Services                                     4,103
Total Chemicals-Specialty                                     3,269        _____________________________________________________________________
_____________________________________________________________________
                                                                           Electronic Components-Semiconductors - 5.0%
Commercial Services-Finance - 1.2%                                         Intel                                        154,955          3,449
Visa, Cl A                                    26,190          2,384        Texas Instruments                            151,540          3,708
                                                       ______________      Xilinx                                       123,635          3,153
                                                                                                                                  ______________
Total Commercial Services-Finance                             2,384
_____________________________________________________________________      Total Electronic Components-Semiconductors                   10,310
                                                                           _____________________________________________________________________
Computer Services - 3.0%
Accenture, Cl A                               56,795          2,383        Engineering/R&D Services - 4.5%
Cognizant Technology Solutions, Cl A*         77,000          3,925        ABB ADR                                      194,660          4,251
                                                       ______________      Aecom Technology*                            104,790          2,973
                                                                           Jacobs Engineering Group*                     48,495          2,191
Total Computer Services                                       6,308                                                               ______________
_____________________________________________________________________
                                                                           Total Engineering/R&D Services                                9,415
Computers - 7.9%                                                           _____________________________________________________________________
Apple*                                        31,430          7,384
Hewlett-Packard                               74,445          3,957        Enterprise Software/Services - 1.4%
International Business Machines               39,495          5,065        Oracle                                       114,125          2,932
                                                       ______________                                                             ______________

Total Computers                                              16,406        Total Enterprise Software/Services                            2,932
_____________________________________________________________________      _____________________________________________________________________

Computers-Memory Devices - 1.5%                                            Fiduciary Banks - 1.0%
Western Digital*                              79,430          3,097        State Street                                  43,700          1,973
                                                       ______________                                                             ______________

Total Computers-Memory Devices                                3,097        Total Fiduciary Banks                                         1,973
_____________________________________________________________________      _____________________________________________________________________

                                                                 31

OLD MUTUAL LARGE CAP GROWTH FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Industrial Audio & Video Products - 1.3%                                   Oil-Field Services - 2.6%
Dolby Laboratories, Cl A*                     44,760   $      2,626        Halliburton                                   87,180   $      2,627
                                                       ______________      Schlumberger                                  44,346          2,814
                                                                                                                                  ______________
Total Industrial Audio & Video Products                       2,626
_____________________________________________________________________      Total Oil-Field Services                                      5,441
                                                                           _____________________________________________________________________
Industrial Gases - 2.0%
Praxair                                       49,753          4,129        Pharmacy Services - 1.6%
                                                       ______________      Express Scripts*                              31,805          3,236
                                                                                                                                  ______________
Total Industrial Gases                                        4,129
_____________________________________________________________________      Total Pharmacy Services                                       3,236
                                                                           _____________________________________________________________________
Instruments-Scientific - 1.5%
Thermo Fisher Scientific*                     61,165          3,146        Retail-Apparel/Shoe - 1.4%
                                                       ______________      Gap                                          125,745          2,906
                                                                                                                                  ______________
Total Instruments-Scientific                                  3,146
_____________________________________________________________________      Total Retail-Apparel/Shoe                                     2,906
                                                                           _____________________________________________________________________
Investment Management/Advisory Services - 2.2%
T Rowe Price Group                            82,406          4,527        Retail-Discount - 1.3%
                                                       ______________      Wal-Mart Stores                               47,670          2,650
                                                                                                                                  ______________
Total Investment Management/Advisory Services                 4,527
_____________________________________________________________________      Total Retail-Discount                                         2,650
                                                                           _____________________________________________________________________
Machinery-Farm - 0.7%
AGCO*                                         38,180          1,370        Retail-Restaurants - 3.2%
                                                       ______________      Darden Restaurants                            40,855          1,820
                                                                           McDonald's                                    72,355          4,828
Total Machinery-Farm                                          1,370                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Restaurants                                      6,648
Machinery-Pumps - 1.4%                                                     _____________________________________________________________________
Flowserve                                     26,410          2,912
                                                       ______________      Telecommunications Equipment - 1.2%
                                                                           Harris                                        50,450          2,396
Total Machinery-Pumps                                         2,912                                                               ______________
_____________________________________________________________________
                                                                           Total Telecommunications Equipment                            2,396
Medical Information Systems -1.5%                                          _____________________________________________________________________
Cerner*                                       35,462          3,016
                                                       ______________      Transport-Rail - 2.0%
                                                                           Union Pacific                                 58,015          4,253
Total Medical Information Systems                             3,016                                                               ______________
_____________________________________________________________________
                                                                           Total Transport-Rail                                          4,253
Medical Products - 6.2%                                                    _____________________________________________________________________
Henry Schein*                                 78,155          4,603
Johnson & Johnson                             60,370          3,936        Web Portals/ISP - 2.3%
Varian Medical Systems*                       76,716          4,245        Google, Cl A*                                  8,559          4,853
                                                       ______________                                                             ______________

Total Medical Products                                       12,784        Total Web Portals/ISP                                         4,853
_____________________________________________________________________      _____________________________________________________________________

Medical-Biomedical/Genetic - 1.9%                                          Wireless Equipment - 2.1%
Amgen*                                        65,664          3,924        Qualcomm                                     104,682          4,396
                                                       ______________                                                             ______________

Total Medical-Biomedical/Genetic                              3,924        Total Wireless Equipment                                      4,396
_____________________________________________________________________                                                             ______________

Networking Products - 2.6%                                                 Total Common Stock (Cost $163,481)                          203,415
Cisco Systems*                               209,996          5,466        _____________________________________________________________________
                                                       ______________
                                                                           Money Market Fund - 1.8%
Total Networking Products                                     5,466        Dreyfus Cash Management Fund,
_____________________________________________________________________         Institutional Class, 0.062% (A)         3,806,517          3,807
                                                                                                                                  ______________
Oil Companies-Integrated - 0.8%
Petroleo Brasileiro ADR                       39,290          1,748        Total Money Market Fund (Cost $3,807)                         3,807
                                                       ______________      _____________________________________________________________________

Total Oil Companies-Integrated                                1,748        Total Investments - 100.1% (Cost $167,288)                  207,222
_____________________________________________________________________      _____________________________________________________________________

Oil Field Machinery & Equipment - 3.2%                                     Other Assets and Liabilities, Net - (0.1)%                     (238)
Cameron International*                        92,350          3,958        _____________________________________________________________________
National Oilwell Varco                        65,120          2,643
                                                       ______________      Total Net Assets - 100.0%                              $    206,984
                                                                           _____________________________________________________________________
Total Oil Field Machinery & Equipment                         6,601
_____________________________________________________________________      For descriptions of abbreviations and footnotes, please refer to page
                                                                           91.

                                                                 32

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2010 in valuing the Fund's net assets were as follows (000):

                  Description                                     Level 1             Level 2             Level 3            Total
____________________________________________________________________________________________________________________________________

Investments
   Common Stock                                                   $203,415              $-                  $-             $203,415
   Money Market Fund                                                 3,807               -                   -                3,807
____________________________________________________________________________________________________________________________________

Total Investments                                                 $207,222              $-                  $-             $207,222
____________________________________________________________________________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 33

OLD MUTUAL STRATEGIC SMALL COMPANY FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC; Copper Rock Capital Partners, LLC; and Eagle Asset Management, Inc.

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual Strategic Small Company Fund (the "Fund") posted strong absolute returns but underperformed its primary benchmark, the Russell 2000 Growth Index (the "Index"). The Fund's Class Z shares posted a 48.56% return versus a 60.32% return for the Index and a 62.76% return for the Russell 2000 Index.

o    Among the individual stocks that contributed to Fund performance were specialty coffee and coffeemaker company Green Mountain
     Coffee Roasters, online marketing provider VistaPrint, and gaming company Bally Technologies.

o    Among the stocks that detracted from performance were operational and financial consultant Huron Consulting Group (no longer a
     Fund holding), and ambulant outpatient management solutions provider CardioNet (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual Strategic Small Company Fund (the "Fund") posted strong absolute returns but underperformed its primary benchmark, the Russell 2000 Growth Index (the "Index"). The Fund's Class Z shares posted a 48.56% return versus a 60.32% return for the Index and a 62.76% return for the Russell 2000 Index. Performance for all share classes can be found on page 38.

Q.   What investment environment did the Fund face during the past period?
A.   The past 12 months saw a tremendous rebound in small-cap stocks. The market has sprung back strongly with low-market-cap, low-return-on-equity, low-price and non-earning stocks leading the way. These types of stocks typically have very little market power or competitive advantage. Yet, this behavior is characteristic of economic recoveries and bears a resemblance to the stock-return patterns witnessed in 2003 when the economy last experienced a recovery. Corporate profits have also been rebounding nicely. The rebound in profits bodes well for employment and capital spending, both important elements of a sustainable economic recovery.

     On the global front, large emerging economies such as Brazil and India have already begun their recovery, while more established economies have yet to see a significant pick-up in demand growth. Recently, "sovereign debt" became part of the lexicon as investors became wary of heavily indebted nations in the face of potential defaults by smaller economies such as
     Greece and Spain.

Q.   Which market factors influenced the Fund's relative performance?

A.   Ashfield Capital Partners, LLC ("Ashfield") notes that the underperformance for its portion of the Fund was attributable to the significant outperformance of companies with negative forward four quarters earnings-per-share estimates, and the significant outperformance of the lowest quality quintile of stocks. Both are areas wherein Ashfield was considerably underweight versus the benchmark. Ashfield's research emphasizes companies with above average earnings growth as confirmed by earnings momentum indicators. Typically, companies with negative forward four quarters earnings forecasts would rank poorly and not be considered. Similarly, Ashfield's focus is on high-quality companies with significant capacity to self-finance growth.
     Ashfield's top-performing stocks were largely impacted by these factors, as improving earnings drove consumer discretionary stocks. By the same token, many of the detractors included stocks from the industrial, telecommunications, and energy sectors.

     Copper Rock Capital Partners, LLC ("Copper Rock") notes that the underperformance for its portion of the Fund was generally driven by underperformance in the health care sector, some stock disappointments in a handful of names, and the continuation of the low-quality rally. The health care sector continued to be a challenge throughout much of 2009 due to the uncertainty around policy changes in Washington, D.C., with respect to health care reform. In retrospect, Copper Rock believes it did not anticipate, nor react quickly enough, to the potential impact health care reform could have on the names in its portion of the
     Fund and small-cap growth strategy. Copper Rock's investment process favors those companies with higher earnings growth rates -
     exactly the type of company that is in the crosshairs of policy change. Also, the smaller biotech companies in the sector have benefited in an environment with a performance bias towards smaller, micro-capitalization stocks. Copper Rock's process tends not to own stocks whose returns are based on binary events or U.S. Federal Drug and Administration approval letters. As a result, Copper Rock has historically been underweight these names, which proved negative in most of 2009. However, Copper
     Rock's decision to reduce the overall individual stock weights in health care to mitigate any uncertainty in policy reform proved additive by the end of 2009 and into 2010.

Strategic Small Company Fund

                                                                 34

     Eagle Asset Management, Inc. ("Eagle") notes that over the past 12 months its portion of the Fund has underperformed the market as investors pushed some companies far past what they were worth to growth-at-a-reasonable-price style investors like Eagle.
     Health care was the best relative sector for the Fund. Eagle tried to stay neutral to health care reform to avoid the risk because some health care providers started becoming very volatile and took on premiums that would predicate their entire expense of bad debt being wiped away. In Eagle's opinion, that felt too ambitious. The worst sector for the Fund on a relative basis was consumer discretionary. The Fund was underweight specialty retailers because Eagle could not get comfortable with the idea that the consumer would be returning en masse and, therefore, picked healthier retailers that did not need an overleveraged consumer to survive. Nevertheless, when it became apparent that some of these companies were not going out of business, investors seemed to invest back into them without compunction.

Q.   How did portfolio composition affect Fund performance?

A.   Among the individual stocks that contributed to Fund performance were specialty coffee and coffeemaker company Green Mountain
     Coffee Roasters, online marketing provider VistaPrint, and gaming company Bally Technologies. Green Mountain Coffee Roasters, which manufactures the Keurig single-cup brewing system, reported very strong holiday sales and additional licensing agreements, which led to very strong, positive fourth quarter earnings, despite some short-term volatility in the stock throughout the fiscal period. VistaPrint, an online provider of marketing products and services to small businesses, opened a new Canadian facility during the summer which will add additional capacity to meet further demand tracking close to 20%
     growth-on-an-expected-profits basis. Bally Technologies is a global gaming company that focuses on gaming (making and operating slot- and video-game machines) and system-unit designs (specialized computerized-monitoring systems that provide casinos with networked accounting and security services). The stock price rose in reaction to news of gaming-expansion initiatives in several states.

     On the other side of the equation, among the stocks that detracted from performance were operational and financial consultant
     Huron Consulting Group (no longer a Fund holding), and ambulant outpatient management solutions provider CardioNet (no longer a
     Fund holding). Huron Consulting Group provides financial and operational consulting services in four business segments: legal consulting, health and education consulting, corporate consulting, and financial consulting. The company announced it would restate earnings for past years and the first quarter of 2009, and ultimately took a large write-down, which caused the stock to sell off 70%. The restatement was for non-cash charges relating to how payments were received by the sellers of certain acquired businesses and were subsequently redistributed among themselves and to other select Huron Consulting Group employees.
     This was surprising in light of the fact that the company provides forensic accounting services. Thus, the stock was sold to zero. CardioNet, a provider of ambulatory, real-time outpatient monitory solutions and devices - including a wearable life vest for cardiac arrest victims - also detracted during the period. Some manageable price compression on Medicare and commercial rates was expected in 2010 but not in 2009. The pressure in commercial pricing trends was more severe and earlier than expected, and the Fund exited the position because margins were going to deteriorate substantially.

Top Ten Holdings
as of March 31, 2010

Capella Education                                                           1.3%
___________________________________________________________________________________

Polycom                                                                     1.3%
___________________________________________________________________________________

Zoll Medical                                                                1.2%
___________________________________________________________________________________

Solutia                                                                     1.2%
___________________________________________________________________________________

TransDigm Group                                                             1.2%
___________________________________________________________________________________

Catalyst Health Solutions                                                   1.1%
___________________________________________________________________________________

Impax Laboratories                                                          1.0%
___________________________________________________________________________________

Green Mountain Coffee
Roasters                                                                    0.9%
___________________________________________________________________________________

Gymboree                                                                    0.9%
___________________________________________________________________________________

Solera Holdings                                                             0.9%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           11.0%
___________________________________________________________________________________

                                                                                                        Strategic Small Company Fund

                                                                 35

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Ashfield Capital Partners, LLC; Copper Rock Capital Partners, LLC; and Eagle Asset Management, Inc.

Q.   What is the investment outlook for the small-cap equity market?

A.   Ashfield notes that in January, the leading economic indicators rose for the tenth consecutive month at a rate exceeding the rate of the prior six recoveries, suggesting a normal recovery is underway. Nonetheless, Ashfield believes investor sentiment continues to be cautious, driven by concerns about the dampening effects of a burgeoning budget deficit on longer-term growth.
     This sentiment is measurable as asset flows continued to favor bonds over stocks. On the other hand, one might argue that these assets are unproductively deployed given the low prevailing rates, and that they will provide significant liquidity and growth as they find their way back into the equity market. On balance, Ashfield is optimistic about the economic recovery and the prospects for equity valuations over the next couple years. Nonetheless, Ashfield believes that earnings drive stock prices and smaller companies offer the potential opportunity to grow at above average rates over the coming business cycle. To that end, recent data suggests that consumer demand may be stronger than expected and that retail sales and even housing may be on the upswing. A rising stock market is also an enormous help to the overall economy, as higher-income families are particularly tuned to the market, and this group controls a considerable slice of disposable income. Ashfield notes its emphasis is placed on high-quality companies with above average longer-term prospects based upon exposure to niche markets and/or companies with exposure to areas of the world with more rapid growth. As a result, Ashfield's portion of the Fund may be particularly well suited for the coming environment.

     Copper Rock notes that while their portion of the Fund has been overweight relative to the Index in the industrials, materials, and energy sectors, collectively, much of the stock-specific positioning has been driven by companies with exposure outside the
     U.S. - particularly those tied to the explosive growth in China and other emerging markets. As the U.S. economy continues to recover with more certainty, Copper Rock has identified opportunities within the industrials sector that are exposed to the
     U.S. growth directly. With the recent passage of health care reform, Copper Rock is more encouraged about the opportunity for the health care sector and has identified new positions that will grow regardless of the direction of reform. In addition, with the announcement of the passage of a health care reform bill, stocks within the sector should lift from a relative valuation perspective, as the uncertainty over reform is no longer present. By historical standards, the sector is cheap on a relative basis to where it has been over time and to the overall market, with foreseeable stable growth in the overall sector. This level of certainty has also helped move Copper Rock's portion of the Fund from a relative underweight at the end of 2009 to a relative overweight at the beginning of the second quarter of 2010. Copper Rock also remains predisposed to the information technology sector and to new ideas benefiting from the growth of data centers, software-as-service applications that provide an immediate return on investment, and the proliferation of video technology across networks. Alternatively, Copper Rock does not favor the consumer discretionary and staples sectors. Copper Rock remains more tilted to high-quality retailers and education service providers, and is less inclined to chase later-cycle consumer companies that depend on credit. Copper Rock is not convinced that the credit environment has eased enough and credit concerns could still negatively impact these companies in the near term.

     Copper Rock expects the market dynamics will look considerably different throughout the remainder of the year. Copper Rock expects to see a return to quality over the next several quarters and a period where low quality will eventually take a back seat. Copper Rock has been anticipating this for some time, as far back as the beginning of the fourth quarter of 2009, but recognizes it has taken longer as short-term interest rates have remained extremely low and have helped prolong a very steep yield curve. This attractive financing environment has allowed weakened companies the opportunity to rebound longer than normal. More signs are pointing to the reversion to quality being just around the corner with peaking upward revisions to earnings just one of the indicators that change is coming. As investors navigate the next three earnings periods of 2010,
     Copper Rock expects all the focus will be on earnings and

Strategic Small Company Fund

                                                                 36

     fundamentals; the higher-quality companies will exceed Wall Street estimates while the burden of proof will be on the smaller, lower-quality companies to put up earnings that justify the move in prices their stocks have had over the last year. Thus,
     Copper Rock continues to be patient in its execution and remains positioned with high-quality companies that can grow into much larger ones.

     Eagle notes the continued outperformance of low-quality stocks is still puzzling, and perhaps the economic recovery is going to be much stronger than anticipated. Housing - usually the first sector to go into a recession and the first one to come out -
     remains a question mark. Eagle has long argued that it is unlikely for the economy to have a quick snap-back without a substantial rebound in housing. However, housing starts remain at historically low levels. Bulls might argue that since housing is currently only 2.5% of current gross domestic product, its health doesn't matter much for future growth. Many of those same bulls argued that a housing bust wouldn't take us into a recession when housing was 6% of gross domestic product. Bulls may argue further that the economy is flexible and resources will shift to other uses. Eagle counters with the opinion that people may not be able to move quite as easily since many could be tied to an underwater mortgage. Nevertheless, Eagle believes the domestic economy will see modest growth. Macroeconomic risk - due to the consumer's general weakness and continued deleveraging
     (i.e., paying down debt) - is still high even though volatility in financial markets is low. However, any increase in volatility may cause investors to pay more attention to stable, high free-cash-flow stocks - the very type of stocks Eagle prefers to own.

                                                                                                        Strategic Small Company Fund

                                                                 37

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                      Date          Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                              12/31/96       48.56%        1.75%           (0.48)%           6.34%
Class A with load                                    07/31/03       39.63%        0.31%             n/a             3.38%
Class A without load                                 07/31/03       48.12%        1.51%             n/a             4.31%
Institutional Class                                  12/20/06 (1)   49.05%         n/a              n/a            (3.08)%
Russell 2000 Index (2)                               12/31/96       62.76%        3.36%            3.68%            6.22%
Russell 2000 Growth Index (2)                        12/31/96       60.32%        3.82%           (1.53)%           3.28%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from regulatory settlements. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative indexes can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The Fund changed its performance benchmark from the Russell 2000 Index to the Russell 2000 Growth Index as the Russell 2000
    Growth Index better reflects the Fund's investment strategy.

As of January 1, 2006, certain of the Fund's assets began to be managed by sub-advisers different than the Fund's former adviser, and the Fund's former adviser became a sub-adviser to the Fund. In addition, effective following the close of business on February
27, 2009, the Fund's former co-sub-adviser was replaced with Ashfield Capital Partners, LLC. As a result, the Fund's performance prior to these dates may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class
Z, Class A and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.76% and 1.31%; 4.21% and 1.56%; and
18.24% and 1.06%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Strategic Small Company Fund, Class Z	Russell 2000 Growth Index	Russell 2000 Index
3/31/00	10,000	10,000	10,000
3/31/01	7,296	6,019	8,467
3/31/02	8,075	6,317	9,651
3/31/03	5,267	4,319	7,049
3/31/04	8,263	7,047	11,548
3/31/05	8,740	7,109	12,173
3/31/06	10,527	9,088	15,320
3/31/07	11,066	9,230	16,225
3/31/08	9,849	8,405	14,115
3/31/09	6,415	5,348	8,822
3/31/10	9,530	8,575	14,359

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on
March 31, 2000 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	0.7%
Consumer Discretionary	19.0%
Consumer Staples	2.0%
Energy	4.2%
Financials	10.1%
Health Care	18.6%
Industrials	12.5%
Information Technology	27.0%
Investment Company	0.3%
Materials	5.0%
Telecommunication Services	0.3%
Utilities	0.3%

                                                                 38

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 98.5%                                                       Batteries/Battery Systems - 0.8%
Aerospace/Defense - 1.5%                                                   EnerSys*                                      35,450   $        874
Teledyne Technologies*                         8,880   $        366                                                               ______________
TransDigm Group                               25,163          1,335
                                                       ______________      Total Batteries/Battery Systems                                 874
                                                                           _____________________________________________________________________
Total Aerospace/Defense                                       1,701
_____________________________________________________________________      Beverages-Non-Alcoholic - 0.3%
                                                                           Dr Pepper Snapple Group                       10,760            378
Aerospace/Defense-Equipment - 0.2%                                                                                                ______________
Orbital Sciences*                             14,264            271
                                                       ______________      Total Beverages-Non-Alcoholic                                   378
                                                                           _____________________________________________________________________
Total Aerospace/Defense-Equipment                               271
_____________________________________________________________________      Building & Construction-Miscellaneous - 0.5%
                                                                           Insituform Technologies, Cl A*                19,140            509
Airlines - 0.5%                                                                                                                   ______________
Copa Holdings, Cl A                            9,197            559
                                                       ______________      Total Building & Construction-Miscellaneous                     509
                                                                           _____________________________________________________________________
Total Airlines                                                  559
_____________________________________________________________________      Building-Heavy Construction - 0.4%
                                                                           Orion Marine Group*                           22,227            401
Alternative Waste Technologies - 0.4%                                                                                             ______________
Calgon Carbon*                                29,203            500
                                                       ______________      Total Building-Heavy Construction                               401
                                                                           _____________________________________________________________________
Total Alternative Waste Technologies                            500
_____________________________________________________________________      Building-Mobile Home/Manufactured Housing - 0.2%
                                                                           Thor Industries                                8,670            262
Apparel Manufacturers - 1.6%                                                                                                      ______________
Carter's*                                     16,055            484
G-III Apparel Group*                           9,995            275        Total Building-Mobile Home/Manufactured Housing                 262
True Religion Apparel*                        20,051            609        _____________________________________________________________________
VF                                             2,960            237
Volcom*                                       10,710            209        Casino Services - 0.4%
                                                       ______________      Bally Technologies*                            9,823            398
                                                                                                                                  ______________
Total Apparel Manufacturers                                   1,814
_____________________________________________________________________      Total Casino Services                                           398
                                                                           _____________________________________________________________________
Applications Software - 0.9%
Progress Software*                            10,210            321        Cellular Telecommunications - 0.2%
Quest Software*                               35,599            633        Cellcom Israel                                 7,985            273
                                                       ______________                                                             ______________

Total Applications Software                                     954        Total Cellular Telecommunications                               273
_____________________________________________________________________      _____________________________________________________________________

Auction House/Art Dealer - 0.3%                                            Chemicals-Diversified - 1.6%
Sotheby's                                     12,557            390        Olin                                          24,433            479
                                                       ______________      Solutia*                                      84,139          1,356
                                                                                                                                  ______________
Total Auction House/Art Dealer                                  390
_____________________________________________________________________      Total Chemicals-Diversified                                   1,835
                                                                           _____________________________________________________________________
Audio/Video Products - 0.4%
TiVo*                                         29,078            498        Chemicals-Specialty - 1.2%
                                                       ______________      Albemarle                                      6,340            270
                                                                           Balchem                                       12,648            312
Total Audio/Video Products                                      498        NewMarket                                      5,540            571
_____________________________________________________________________      Stepan                                         3,710            207
                                                                                                                                  ______________
Auto Repair Centers - 0.4%
Monro Muffler Brake                           13,205            472        Total Chemicals-Specialty                                     1,360
                                                       ______________      _____________________________________________________________________

Total Auto Repair Centers                                       472        Circuit Boards - 0.3%
_____________________________________________________________________      TTM Technologies*                             34,790            309
                                                                                                                                  ______________
Auto/Truck Parts & Equipment-Original - 0.4%
WABCO Holdings                                15,585            466        Total Circuit Boards                                            309
                                                       ______________      _____________________________________________________________________

Total Auto/Truck Parts & Equipment-Original                     466        Coffee - 0.9%
_____________________________________________________________________      Green Mountain Coffee Roasters*               10,619          1,028
                                                                                                                                  ______________
Auto-Medium & Heavy Duty Trucks - 0.3%
Oshkosh                                        9,015            364        Total Coffee                                                  1,028
                                                       ______________      _____________________________________________________________________

Total Auto-Medium & Heavy Duty Trucks                           364        Commercial Banks-Central US - 0.5%
_____________________________________________________________________      First Midwest Bancorp                         28,630            388
                                                                           Old National Bancorp                          17,100            204
                                                                                                                                  ______________

                                                                           Total Commercial Banks-Central US                               592
                                                                           _____________________________________________________________________

                                                                 39

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Commercial Banks-Eastern US - 0.3%                                         Containers-Metal/Glass - 0.6%
Signature Bank*                               10,055   $        373        Crown Holdings*                               23,075   $        622
                                                       ______________                                                             ______________

Total Commercial Banks-Eastern US                               373        Total Containers-Metal/Glass                                    622
_____________________________________________________________________      _____________________________________________________________________

Commercial Banks-Southern US - 0.5%                                        Containers-Paper/Plastic - 0.7%
Cardinal Financial                            20,651            221        Rock-Tenn, Cl A                               16,831            767
First Citizens BancShares, Cl A                1,885            375                                                               ______________
                                                       ______________
                                                                           Total Containers-Paper/Plastic                                  767
Total Commercial Banks-Southern US                              596        _____________________________________________________________________
_____________________________________________________________________
                                                                           Data Processing/Management - 1.4%
Commercial Services - 1.3%                                                 Acxiom*                                       16,486            296
ExlService Holdings*                          18,257            305        Broadridge Financial Solutions                18,894            404
HMS Holdings*                                  8,002            408        CommVault Systems*                            19,286            412
Live Nation Entertainment*                    33,090            480        Fiserv*                                        9,945            505
Steiner Leisure*                               6,587            292                                                               ______________
                                                       ______________
                                                                           Total Data Processing/Management                              1,617
Total Commercial Services                                     1,485        _____________________________________________________________________
_____________________________________________________________________
                                                                           Decision Support Software - 0.2%
Commercial Services-Finance - 1.3%                                         MSCI, Cl A*                                    6,585            238
Cardtronics*                                   7,538             95                                                               ______________
Dollar Financial*                             11,477            276
Morningstar*                                   5,905            284        Total Decision Support Software                                 238
Net 1 UEPS Technologies*                      17,045            313        _____________________________________________________________________
SEI Investments                               14,880            327
TNS*                                           8,350            186        Dental Supplies & Equipment - 0.7%
                                                       ______________      Align Technology*                             38,175            738
                                                                                                                                  ______________
Total Commercial Services-Finance                             1,481
_____________________________________________________________________      Total Dental Supplies & Equipment                               738
                                                                           _____________________________________________________________________
Computer Graphics - 0.3%
Monotype Imaging Holdings*                    29,384            286        Diagnostic Kits - 0.6%
                                                       ______________      Idexx Laboratories*                            5,650            325
                                                                           Meridian Bioscience                           11,186            228
Total Computer Graphics                                         286        Qiagen*                                        5,495            126
_____________________________________________________________________                                                             ______________

Computer Services - 1.9%                                                   Total Diagnostic Kits                                           679
CACI International, Cl A*                      7,461            364        _____________________________________________________________________
IHS, Cl A*                                    10,388            555
SYKES Enterprises*                            42,742            976        Disposable Medical Products - 0.3%
VanceInfo Technologies ADR*                   11,094            247        ICU Medical*                                   8,505            293
                                                       ______________                                                             ______________

Total Computer Services                                       2,142        Total Disposable Medical Products                               293
_____________________________________________________________________      _____________________________________________________________________

Computer Software - 0.1%                                                   Distribution/Wholesale - 1.4%
Blackbaud                                      6,160            155        Beacon Roofing Supply*                        25,989            497
                                                       ______________      Brightpoint*                                  45,560            343
                                                                           Fossil*                                        5,085            192
Total Computer Software                                         155        Owens & Minor                                  8,533            396
_____________________________________________________________________      Watsco                                         3,143            179
                                                                                                                                  ______________
Computers-Integrated Systems - 0.3%
Micros Systems*                                8,797            289        Total Distribution/Wholesale                                  1,607
                                                       ______________      _____________________________________________________________________

Total Computers-Integrated Systems                              289        Diversified Manufacturing Operations - 1.0%
_____________________________________________________________________      Acuity Brands                                 11,687            493
                                                                           Leggett & Platt                               19,850            430
Consulting Services - 0.7%                                                 Trinity Industries                            10,660            213
FTI Consulting*                                9,905            389                                                               ______________
Gartner*                                      16,667            371
                                                       ______________      Total Diversified Manufacturing Operations                    1,136
                                                                           _____________________________________________________________________
Total Consulting Services                                       760
_____________________________________________________________________      Drug Delivery Systems - 0.3%
                                                                           Nektar Therapeutics*                          21,279            324
Consumer Products-Miscellaneous - 0.2%                                                                                            ______________
Scotts Miracle-Gro, Cl A                       3,915            181
                                                       ______________      Total Drug Delivery Systems                                     324
                                                                           _____________________________________________________________________
Total Consumer Products-Miscellaneous                           181
_____________________________________________________________________

                                                                 40

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

E-Commerce/Products - 0.3%                                                 Energy-Alternate Sources - 0.4%
Shutterfly*                                   12,671   $        305        Trina Solar ADR*                              17,048   $        416
                                                       ______________                                                             ______________

Total E-Commerce/Products                                       305        Total Energy-Alternate Sources                                  416
_____________________________________________________________________      _____________________________________________________________________

E-Commerce/Services - 0.4%                                                 Engineering/R&D Services - 0.3%
NetFlix*                                       6,452            476        Stanley*                                      10,468            296
                                                       ______________                                                             ______________

Total E-Commerce/Services                                       476        Total Engineering/R&D Services                                  296
_____________________________________________________________________      _____________________________________________________________________

Educational Software - 0.9%                                                Engines-Internal Combustion - 0.3%
Blackboard*                                   22,661            944        Briggs & Stratton                             15,270            298
                                                       ______________                                                             ______________

Total Educational Software                                      944        Total Engines-Internal Combustion                               298
_____________________________________________________________________      _____________________________________________________________________

Electric Products-Miscellaneous - 0.3%                                     Enterprise Software/Services - 2.1%
Ametek                                         7,040            292        Informatica*                                  20,576            553
                                                       ______________      Mantech International, Cl A*                   7,517            367
                                                                           Open Text*                                     4,550            216
Total Electric Products-Miscellaneous                           292        SYNNEX*                                       12,880            381
_____________________________________________________________________      Ultimate Software Group*                      24,504            807
                                                                                                                                  ______________
Electric-Transmission - 0.3%
ITC Holdings                                   6,547            360        Total Enterprise Software/Services                            2,324
                                                       ______________      _____________________________________________________________________

Total Electric-Transmission                                     360        E-Services/Consulting - 0.6%
_____________________________________________________________________      Sapient*                                      72,688            664
                                                                                                                                  ______________
Electronic Components-Miscellaneous - 1.1%
OSI Systems*                                  14,760            414        Total E-Services/Consulting                                     664
Plexus*                                       21,795            785        _____________________________________________________________________
                                                       ______________
                                                                           Finance-Consumer Loans - 0.6%
Total Electronic Components-Miscellaneous                     1,199        Portfolio Recovery Associates*                11,716            643
_____________________________________________________________________                                                             ______________

Electronic Components-Semiconductors - 2.0%                                Total Finance-Consumer Loans                                    643
Diodes*                                       14,174            318        _____________________________________________________________________
Netlogic Microsystems*                        14,474            426
Rovi*                                         14,140            525        Finance-Credit Cards - 0.3%
Skyworks Solutions*                           28,180            440        Discover Financial Services                   24,870            371
Volterra Semiconductor*                       18,850            473                                                               ______________
                                                       ______________
                                                                           Total Finance-Credit Cards                                      371
Total Electronic Components-Semiconductors                    2,182        _____________________________________________________________________
_____________________________________________________________________
                                                                           Finance-Investment Banker/Broker - 1.3%
Electronic Connectors - 0.2%                                               Evercore Partners, Cl A                       25,027            751
Amphenol, Cl A                                 6,055            255        MF Global Holdings*                           41,473            335
                                                       ______________      Penson Worldwide*                             39,935            402
                                                                                                                                  ______________
Total Electronic Connectors                                     255
_____________________________________________________________________      Total Finance-Investment Banker/Broker                        1,488
                                                                           _____________________________________________________________________
Electronic Design Automation - 0.3%
Synopsys*                                     15,695            351        Finance-Other Services - 0.3%
                                                       ______________      IntercontinentalExchange*                      3,090            347
                                                                                                                                  ______________
Total Electronic Design Automation                              351
_____________________________________________________________________      Total Finance-Other Services                                    347
                                                                           _____________________________________________________________________
Electronic Measuring Instruments - 0.2%
Flir Systems*                                  7,162            202        Food-Baking - 0.4%
                                                       ______________      Flowers Foods                                 16,535            409
                                                                                                                                  ______________
Total Electronic Measuring Instruments                          202
_____________________________________________________________________      Total Food-Baking                                               409
                                                                           _____________________________________________________________________
Electronic Security Devices - 0.4%
American Science & Engineering                 5,142            385        Footwear & Related Apparel - 1.1%
                                                       ______________      Steven Madden*                                11,250            549
                                                                           Wolverine World Wide                          22,979            670
Total Electronic Security Devices                               385                                                               ______________
_____________________________________________________________________
                                                                           Total Footwear & Related Apparel                              1,219
E-Marketing/Information - 0.5%                                             _____________________________________________________________________
comScore*                                     17,702            295
ValueClick*                                   30,085            305
                                                       ______________

Total E-Marketing/Information                                   600
_____________________________________________________________________

                                                                 41

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - continued
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Hazardous Waste Disposal - 0.2%                                            Investment Management/Advisory Services - 0.9%
Stericycle*                                    4,985   $        272        Affiliated Managers Group*                     7,140   $        564
                                                       ______________      Och-Ziff Capital Management Group, Cl A       28,115            450
                                                                                                                                  ______________
Total Hazardous Waste Disposal                                  272
_____________________________________________________________________      Total Investment Management/Advisory Services                 1,014
                                                                           _____________________________________________________________________
Home Furnishings - 0.4%
Tempur-Pedic International*                   15,666            472        Lasers-Systems/Components - 0.4%
                                                       ______________      Coherent*                                     13,290            425
                                                                                                                                  ______________
Total Home Furnishings                                          472
_____________________________________________________________________      Total Lasers-Systems/Components                                 425
                                                                           _____________________________________________________________________
Hotels & Motels - 0.3%
Home Inns & Hotels Management ADR*             8,596            281        Leisure & Recreational Products - 0.4%
                                                       ______________      WMS Industries*                               11,084            465
                                                                                                                                  ______________
Total Hotels & Motels                                           281
_____________________________________________________________________      Total Leisure & Recreational Products                           465
                                                                           _____________________________________________________________________
Human Resources - 1.3%
Emergency Medical Services, Cl A*              7,691            435        Machine Tools & Related Products - 0.2%
Hewitt Associates, Cl A*                      11,124            443        Lincoln Electric Holdings                      3,355            182
Monster Worldwide*                            17,569            292                                                               ______________
SuccessFactors*                               12,227            233
                                                       ______________      Total Machine Tools & Related Products                          182
                                                                           _____________________________________________________________________
Total Human Resources                                         1,403
_____________________________________________________________________      Machinery-General Industry - 1.5%
                                                                           Albany International, Cl A                     9,600            207
Industrial Audio & Video Products - 0.3%                                   Chart Industries*                             17,355            347
Dolby Laboratories, Cl A*                      5,829            342        Middleby*                                      7,825            451
                                                       ______________      Roper Industries                               5,635            326
                                                                           Wabtec                                         6,765            285
Total Industrial Audio & Video Products                         342                                                               ______________
_____________________________________________________________________
                                                                           Total Machinery-General Industry                              1,616
Instruments-Scientific - 0.4%                                              _____________________________________________________________________
FEI*                                          20,720            475
                                                       ______________      Marine Services - 0.3%
                                                                           Aegean Marine Petroleum Network               10,469            297
Total Instruments-Scientific                                    475                                                               ______________
_____________________________________________________________________
                                                                           Total Marine Services                                           297
Insurance Brokers - 0.2%                                                   _____________________________________________________________________
Cninsure ADR                                   8,295            221
                                                       ______________      Medical Information Systems - 0.3%
                                                                           Phase Forward*                                20,973            274
Total Insurance Brokers                                         221                                                               ______________
_____________________________________________________________________
                                                                           Total Medical Information Systems                               274
Internet Application Software - 1.3%                                       _____________________________________________________________________
Art Technology Group*                         86,315            381
Cybersource*                                  51,956            917        Medical Instruments - 1.9%
DealerTrack Holdings*                         10,228            175        Bruker*                                       25,115            368
                                                       ______________      Conceptus*                                    40,399            806
                                                                           ev3*                                          15,572            247
Total Internet Application Software                           1,473        NuVasive*                                      6,348            287
_____________________________________________________________________      Techne                                         2,750            175
                                                                           Thoratec*                                      8,161            273
Internet Content-Entertainment - 0.5%                                                                                             ______________
Perfect World ADR*                            13,745            515
                                                       ______________      Total Medical Instruments                                     2,156
                                                                           _____________________________________________________________________
Total Internet Content-Entertainment                            515
_____________________________________________________________________      Medical Labs & Testing Services - 0.6%
                                                                           Genoptix*                                     11,570            411
Internet Infrastructure Software - 0.4%                                    Laboratory Corp of America Holdings*           3,605            273
AsiaInfo Holdings*                            17,035            451                                                               ______________
                                                       ______________
                                                                           Total Medical Labs & Testing Services                           684
Total Internet Infrastructure Software                          451        _____________________________________________________________________
_____________________________________________________________________
                                                                           Medical Products - 2.1%
Internet Security - 0.5%                                                   American Medical Systems Holdings*            21,930            407
Blue Coat Systems*                            17,310            537        Hanger Orthopedic Group*                      32,678            594
                                                       ______________      Zoll Medical*                                 51,735          1,364
                                                                                                                                  ______________
Total Internet Security                                         537
_____________________________________________________________________      Total Medical Products                                        2,365
                                                                           _____________________________________________________________________
Intimate Apparel - 0.5%
Warnaco Group*                                12,452            594
                                                       ______________

Total Intimate Apparel                                          594
_____________________________________________________________________

                                                                 42

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Medical-Biomedical/Genetic - 3.0%                                          Oil & Gas Drilling - 0.6%
Acorda Therapeutics*                           7,841   $        268        Atlas Energy                                  22,499   $        700
Affymax*                                       8,571            201                                                               ______________
Alnylam Pharmaceuticals*                      10,608            181
Bio-Rad Laboratories, Cl A*                    5,905            611        Total Oil & Gas Drilling                                        700
Cubist Pharmaceuticals*                       11,031            249        _____________________________________________________________________
Human Genome Sciences*                         8,611            260
InterMune*                                     4,678            209        Oil Companies-Exploration & Production - 2.0%
Martek Biosciences*                           20,263            456        Arena Resources*                              14,396            481
Medicines*                                    23,563            185        Brigham Exploration*                          15,523            248
Momenta Pharmaceuticals*                      12,943            194        Carrizo Oil & Gas*                            18,415            423
Regeneron Pharmaceuticals*                     9,798            260        Rosetta Resources*                            15,070            355
Talecris Biotherapeutics Holdings*            15,505            309        Whiting Petroleum*                             9,000            728
                                                       ______________                                                             ______________

Total Medical-Biomedical/Genetic                              3,383        Total Oil Companies-Exploration & Production                  2,235
_____________________________________________________________________      _____________________________________________________________________

Medical-Drugs - 0.6%                                                       Oil Field Machinery & Equipment - 0.6%
Auxilium Pharmaceuticals*                      7,424            231        Dresser-Rand Group*                           13,500            424
Salix Pharmaceuticals*                         7,123            265        Dril-Quip*                                     4,471            272
Savient Pharmaceuticals*                      15,174            219                                                               ______________
                                                       ______________
                                                                           Total Oil Field Machinery & Equipment                           696
Total Medical-Drugs                                             715        _____________________________________________________________________
_____________________________________________________________________
                                                                           Oil-Field Services - 0.9%
Medical-Generic Drugs - 0.9%                                               CARBO Ceramics                                 8,980            560
Impax Laboratories*                           57,929          1,036        Core Laboratories                              1,787            234
                                                       ______________      Tesco*                                        21,570            252
                                                                                                                                  ______________
Total Medical-Generic Drugs                                   1,036
_____________________________________________________________________      Total Oil-Field Services                                      1,046
                                                                           _____________________________________________________________________
Medical-Outpatient/Home Medical - 1.9%
Air Methods*                                   7,121            242        Paper & Related Products - 0.6%
Almost Family*                                 6,266            236        Buckeye Technologies*                         22,180            290
Amedisys*                                      4,179            231        Rayonier                                       8,735            397
Gentiva Health Services*                      14,920            422                                                               ______________
LHC Group*                                    12,568            421
Lincare Holdings*                             12,199            548        Total Paper & Related Products                                  687
                                                       ______________      _____________________________________________________________________

Total Medical-Outpatient/Home Medical                         2,100        Pharmacy Services - 1.5%
_____________________________________________________________________      BioScrip*                                     29,570            236
                                                                           Catalyst Health Solutions*                    28,689          1,187
Multi-line Insurance - 0.5%                                                SXC Health Solutions*                          3,976            268
Unitrin                                       20,730            581                                                               ______________
                                                       ______________
                                                                           Total Pharmacy Services                                       1,691
Total Multi-line Insurance                                      581        _____________________________________________________________________
_____________________________________________________________________
                                                                           Physical Therapy/Rehabilitation Centers - 0.3%
Networking Products - 2.5%                                                 RehabCare Group*                              12,930            353
Acme Packet*                                  18,354            354                                                               ______________
Atheros Communications*                       11,388            441
LogMeIn*                                      11,465            237        Total Physical Therapy/Rehabilitation Centers                   353
Netgear*                                      12,950            338        _____________________________________________________________________
Polycom*                                      47,045          1,439
                                                       ______________      Physician Practice Management - 0.9%
                                                                           IPC The Hospitalist*                          24,752            869
Total Networking Products                                     2,809        Mednax*                                        2,995            174
_____________________________________________________________________                                                             ______________

Non-Hazardous Waste Disposal - 0.4%                                        Total Physician Practice Management                           1,043
Waste Connections*                            11,536            392        _____________________________________________________________________
                                                       ______________
                                                                           Power Conversion/Supply Equipment - 0.8%
Total Non-Hazardous Waste Disposal                              392        Advanced Energy Industries*                   19,710            326
_____________________________________________________________________      Canadian Solar*                               24,840            604
                                                                                                                                  ______________
Office Furnishings-Original - 0.5%
Herman Miller                                 29,533            533        Total Power Conversion/Supply Equipment                         930
                                                       ______________      _____________________________________________________________________

Total Office Furnishings-Original                               533        Printing-Commercial - 0.6%
_____________________________________________________________________      VistaPrint*                                   10,668            611
                                                                                                                                  ______________

                                                                           Total Printing-Commercial                                       611
                                                                           _____________________________________________________________________

                                                                 43

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Property/Casualty Insurance - 1.5%                                         Retail-Pawn Shops - 0.2%
Amerisafe*                                    22,325    $       365        First Cash Financial Services*                12,150   $        262
Enstar Group*                                  7,495            518                                                               ______________
Hanover Insurance Group                        8,440            368
Wesco Financial                                  995            384        Total Retail-Pawn Shops                                         262
                                                       ______________      _____________________________________________________________________

Total Property/Casualty Insurance                             1,635        Retail-Restaurants - 1.7%
_____________________________________________________________________      Buffalo Wild Wings*                           20,551            989
                                                                           California Pizza Kitchen*                     20,170            339
Publishing-Books - 0.5%                                                    Texas Roadhouse*                              37,780            525
John Wiley & Sons, Cl A                       13,815            598                                                               ______________
                                                       ______________
                                                                           Total Retail-Restaurants                                      1,853
Total Publishing-Books                                          598        _____________________________________________________________________
_____________________________________________________________________
                                                                           Retail-Sporting Goods - 0.4%
Recreational Vehicles - 0.3%                                               Hibbett Sports*                               19,045            487
Polaris Industries                             5,769            295                                                               ______________
                                                       ______________
                                                                           Total Retail-Sporting Goods                                     487
Total Recreational Vehicles                                     295        _____________________________________________________________________
_____________________________________________________________________
                                                                           S&L/Thrifts-Western US - 0.3%
Reinsurance - 1.0%                                                         Washington Federal                            17,635            358
Allied World Assurance Holdings               16,027            719                                                               ______________
Reinsurance Group of America                   7,060            371
                                                       ______________      Total S&L/Thrifts-Western US                                    358
                                                                           _____________________________________________________________________
Total Reinsurance                                             1,090
_____________________________________________________________________      Schools - 2.6%
                                                                           American Public Education*                     7,869            367
Research & Development - 0.7%                                              Capella Education*                            15,933          1,479
Parexel International*                        33,715            786        Grand Canyon Education*                       22,579            590
                                                       ______________      Lincoln Educational Services*                 16,025            405
                                                                                                                                  ______________
Total Research & Development                                    786
_____________________________________________________________________      Total Schools                                                 2,841
                                                                           _____________________________________________________________________
Retail-Apparel/Shoe - 2.0%
Aeropostale*                                  23,176            668        Semiconductor Components-Integrated Circuits - 1.3%
Gymboree*                                     19,391          1,001        Cirrus Logic*                                 48,530            407
J Crew Group*                                 11,206            514        Emulex*                                       51,036            678
                                                       ______________      Power Integrations                             8,481            349
                                                                                                                                  ______________
Total Retail-Apparel/Shoe                                     2,183
_____________________________________________________________________      Total Semiconductor Components-Integrated Circuits            1,434
                                                                           _____________________________________________________________________
Retail-Auto Parts - 0.2%
O'Reilly Automotive*                           6,110            255        Semiconductor Equipment - 1.5%
                                                       ______________      Cabot Microelectronics*                        9,327            353
                                                                           MKS Instruments*                              40,487            793
Total Retail-Auto Parts                                         255        Veeco Instruments*                            10,925            475
_____________________________________________________________________                                                             ______________

Retail-Automobile - 0.5%                                                   Total Semiconductor Equipment                                 1,621
America's Car-Mart*                            7,750            187        _____________________________________________________________________
Group 1 Automotive*                           11,825            377
                                                       ______________      Superconductor Production & Systems - 0.3%
                                                                           American Superconductor*                      12,224            353
Total Retail-Automobile                                         564                                                               ______________
_____________________________________________________________________
                                                                           Total Superconductor Production & Systems                       353
Retail-Building Products - 0.3%                                            _____________________________________________________________________
Lumber Liquidators Holdings*                  12,121            323
                                                       ______________      Telecommunications Equipment - 0.9%
                                                                           Comtech Telecommunications*                    7,356            235
Total Retail-Building Products                                  323        Plantronics                                   24,325            761
_____________________________________________________________________                                                             ______________

Retail-Discount - 0.9%                                                     Total Telecommunications Equipment                              996
99 Cents Only Stores*                         27,285            445        _____________________________________________________________________
HSN*                                          17,389            512
                                                       ______________      Telecommunications Equipment-Fiber Optics - 0.3%
                                                                           Finisar*                                      22,874            359
Total Retail-Discount                                           957                                                               ______________
_____________________________________________________________________
                                                                           Total Telecommunications Equipment-Fiber Optics                 359
Retail-Fabric Store - 0.7%                                                 _____________________________________________________________________
Jo-Ann Stores*                                17,180            721
                                                       ______________      Textile-Apparel - 0.2%
                                                                           Cherokee                                      14,295            257
Total Retail-Fabric Store                                       721                                                               ______________
_____________________________________________________________________
                                                                           Total Textile-Apparel                                           257
                                                                           _____________________________________________________________________

                                                                 44

_____________________________________________________________________
                                                                           Other Information:
Description                               Shares        Value (000)
_____________________________________________________________________      The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are
Therapeutics - 0.3%                                                        summarized in three broad levels as follows:
Onyx Pharmaceuticals*                          9,580   $        290
                                                       ______________      Level 1 - quoted prices in active markets for identical securities
                                                                           Level 2 - other significant observable inputs (including quoted
Total Therapeutics                                              290                  prices for similar securities, interest rates, prepayment
_____________________________________________________________________                speeds, credit risk, etc.)
                                                                           Level 3 - significant unobservable inputs (including the Fund's own
Tobacco - 0.3%                                                                       assumption in determining the fair value of investments)
Universal                                      7,095            374
                                                       ______________      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in
Total Tobacco                                                   374        those securities. A summary of the inputs used as of March 31, 2010
_____________________________________________________________________      in valuing the Fund's net assets were as follows (000):

Transactional Software - 1.1%                                              Description                Level 1     Level 2     Level 3     Total
Bottomline Technologies*                      13,830            233        _____________________________________________________________________
Solera Holdings                               25,762            996
                                                       ______________      Investments
                                                                              Common Stock           $109,869        $-          $-     $109,869
Total Transactional Software                                  1,229           Investment Company          352         -           -          352
_____________________________________________________________________         Money Market Fund           793         -           -          793
                                                                           _____________________________________________________________________
Travel Services - 0.4%
Interval Leisure Group*                       30,845            449        Total Investments         $111,014        $-          $-     $111,014
                                                       ______________      _____________________________________________________________________

Total Travel Services                                           449        Refer to the "Security Valuation" section of Note 2 for further
_____________________________________________________________________      information.

Veterinary Diagnostics - 0.5%
VCA Antech*                                   18,948            531
                                                       ______________

Total Veterinary Diagnostics                                    531
_____________________________________________________________________

Water - 0.3%
Pico Holdings*                                 8,205            305
                                                       ______________

Total Water                                                     305
_____________________________________________________________________

Web Hosting/Design - 0.4%
Rackspace Hosting*                            21,627            405
                                                       ______________

Total Web Hosting/Design                                        405
                                                       ______________

Total Common Stock (Cost $88,194)                           109,869
_____________________________________________________________________

Investment Company - 0.3%
Growth-Small Cap - 0.3%
iShares Russell 2000 Growth Index Fund         4,812            352
                                                       ______________

Total Growth-Small Cap                                          352
                                                       ______________

Total Investment Company (Cost $348)                            352
_____________________________________________________________________

Money Market Fund - 0.7%
Dreyfus Cash Management Fund,
   Institutional Class, 0.062% (A)           793,487            793
                                                       ______________

Total Money Market Fund
   (Cost $793)                                                  793
_____________________________________________________________________

Total Investments - 99.5% (Cost $89,335)                    111,014
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.5%                        550
_____________________________________________________________________

Total Net Assets - 100.0%                              $    111,564
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 91.

The accompanying notes are an integral part of the financial statements.

                                                                 45

OLD MUTUAL TS&W MID-CAP VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley LLC

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual TS&W Mid- Cap Value Fund (the "Fund") posted strong absolute returns but still underperformed its benchmark, the Russell Midcap Value Index (the "Index"). The Fund's Institutional Class shares posted a 41.01% return versus a 72.41% return for the Index.

o    There were three market factors that had the most significant impact on the Fund's performance over the fiscal year: beta, relative strength, and price-to-book versus price-to-cash-flow valuation.

o    Stocks that contributed to the Fund's performance included specialty chemical company Lubrizol, hard drive manufacturer Western
     Digital, and health care information technology provider Cerner (no longer a Fund holding).

o    Among the top detractors were truckload carrier Old Dominion Freight Line (no longer a Fund holding), engineering and construction trucking company Foster Wheeler, and online education provider Apollo Group (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual TS&W Mid-Cap Value Fund (the "Fund") posted strong absolute returns but still underperformed its benchmark, the Russell Midcap Value Index (the "Index"). The Fund's Institutional Class shares posted a 41.01% return versus a 72.41% return for the Index. Performance for all share classes can be found on page 48.

Q.   What investment environment did the Fund face during the past period?

A.   The investment environment during the fiscal year can best be described as a low-quality rally. Massive government stimulus helped revive investors' appetites for risk and fueled a remarkable rally in financial markets around the world as evidenced by the Russell indexes of U.S. large-, mid-, and small-cap stocks, which were up between 51% and 73% over that time period. Higher risk issues have led these markets - whether risk is measured by market beta of the stocks or by the fundamentals of the companies. Companies with lower credit and equity ratings, heavy debt, and deteriorating earnings - companies that had to make draconian cost cuts just to survive - all outperformed.

Q.   Which market factors influenced the Fund's relative performance?

A.   There were three market factors that had the most significant impact on the Fund's performance over the fiscal year: beta, relative strength, and price-to-book versus price-to-cash-flow valuation. Beta is a measure of market risk and, as with virtually all such measures last year, riskier stocks outperformed less risky ones. Thompson, Siegel & Walmsley LLC ("TS&W")
     portfolios often have lower betas than their indexes because the emphasis on stable and improving cash flow generally leads to companies with less volatile earnings, which cause the portfolios to be less market sensitive. During the second and third quarters of 2009 especially, positive exposure to relative price strength had a negative impact on Fund performance simply because this measure takes time to catch up with a rapid turn in the market. The last year has also been challenging for investors focused on cash flow valuation because the market was more attuned to price-to-book metrics.

     All sectors and market caps participated in the rally, although more cyclical sectors like consumer discretionary generally performed better. As a group, consumer discretionary stocks in the Index were one of the leading contributors to return as the stocks more than doubled during the fiscal year. The Fund was roughly equal weight the benchmark in consumer discretionary;
     however, its selections had much lower betas than their better performing peers and were the leading detractor for the time period. Many discount retailers in the Fund performed well during the downturn and delivered on TS&W's fundamental expectations, but did not keep pace once stocks began to rally.

     The Fund was significantly underweight financials, which detracted from performance. Some of the top performers in the sector were REITs. The Fund was underweight this industry due to ongoing concerns about real estate values especially in the commercial space. Also detracting from performance was an overweight to property and casualty insurers at the expense of positions in multi-line and life insurers that performed better.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included specialty chemical company Lubrizol, hard drive manufacturer Western
     Digital, and health care information technology provider Cerner (no longer a Fund holding). Lubrizol continues to outperform, citing improving volume trends and results of cost reduction initiatives. Western Digital has benefited from improving demand in the computer/hard drive market. Cerner has seen an increased demand for its IT services as a result of the recent stimulus package aimed at digitalizing health care records.

TS&W Mid-Cap Value Fund

                                                                 46

Top Ten Holdings
as of March 31, 2010*

Aeropostale                                                                 3.2%
___________________________________________________________________________________

Hewitt Associates, Cl A                                                     3.0%
___________________________________________________________________________________

Forest Laboratories                                                         2.8%
___________________________________________________________________________________

AmerisourceBergen                                                           2.7%
___________________________________________________________________________________

HCC Insurance Holdings                                                      2.6%
___________________________________________________________________________________

Foster Wheeler                                                              2.6%
___________________________________________________________________________________

PG&E                                                                        2.5%
___________________________________________________________________________________

CenterPoint Energy                                                          2.3%
___________________________________________________________________________________

CMS Energy                                                                  2.2%
___________________________________________________________________________________

ITT                                                                         2.2%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           26.1%
___________________________________________________________________________________

* Excludes short-term money market fund.

     Among the top detractors were truckload carrier Old Dominion Freight Line (no longer a Fund holding), engineering and construction trucking company Foster Wheeler, and online education provider Apollo Group (no longer a Fund holding). Old
     Dominion Freight Line's stock was sold after improvement of their major competitor's (Yellow Transportation) financial situation. Old Dominion Freight Line would be a significant beneficiary of a bankruptcy at Yellow Transportation. TS&W eliminated this position after the catalyst failed to play out (i.e., the competitor's financial situation stabilized). Foster
     Wheeler traded down after reporting weaker than anticipated backlog growth, despite posting a good quarter. Apollo Group was sold on concerns regarding bad debt, despite growth in enrollment rates and student retention. This was one of the Fund's best performing stocks in 2008, though the stock was eliminated, as its market capitalization had gotten too big for the Fund after the price appreciation.

Q.   What is the investment outlook for the mid-cap value equity market?

A.   TS&W notes the yearlong rally has been driven by macro trends, and investors have clearly favored riskier stocks over those exhibiting strong fundamentals. This has been a difficult environment for TS&W's bottom-up investment process, which favors stocks that are inexpensive relative to their cash flow, have improving earnings, and exhibit price strength relative to peers.
     Nevertheless, companies with these characteristics are trading at a discount in the market now and TS&W believes they represent strong investment opportunities.

     TS&W believes the economy and the markets still face serious challenges, and the deleveraging process that both the public and private sector face will continue to create operating challenges for corporate America. In TS&W's opinion, stable growth will likely be a scarcity, which is a good environment for stock pickers. TS&W is optimistic that its emphasis on valuation and fundamentals will be rewarded. At this stage, TS&W is especially disciplined about selling/trimming stocks that have run their course, and redeploying proceeds into the best risk/reward opportunities.

TS&W Mid-Cap Value Fund

                                                                 47

OLD MUTUAL TS&W MID-CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Class Z                                                                                        12/09/08     40.90%       24.39%
Class A with load                                                                              06/04/07     32.38%       (9.83)%
Class A without load                                                                           06/04/07     40.41%       (7.92)%
Institutional Class                                                                            06/04/07     41.01%       (7.51)%
Russell Midcap Value Index                                                                     06/04/07     72.41%       (7.92)%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class
Z, Class A and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 3.21% and 1.13%; 2.54% and 1.41%; and
1.19% and 1.01%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Mid-Cap Value Fund, Institutional Class	Russell Midcap Value Index
6/4/07	10,000	10,000
3/31/08	8,725	7,992
3/31/09	5,688	4,595
3/31/10	8,020	7,922

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional Class shares on the inception date of June 4, 2007 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	5.1%
Consumer Discretionary	15.5%
Consumer Staples	0.5%
Energy	4.7%
Financials	15.1%
Health Care	10.2%
Industrials	8.6%
Information Technology	17.3%
Materials	7.7%
Telecommunication Services	1.4%
Utilities	13.9%

                                                                 48

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                                  Shares     Value (000)        Description                                  Shares     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 96.1%                                                       Diversified Manufacturing Operations - 2.2%
                                                                           ITT                                          106,200   $      5,693
Aerospace/Defense-Equipment - 1.3%                                                                                                ______________
Alliant Techsystems*                          39,250   $      3,191
                                                       ______________      Total Diversified Manufacturing Operations                    5,693
                                                                           _____________________________________________________________________
Total Aerospace/Defense-Equipment                             3,191
_____________________________________________________________________      E-Commerce/Services - 0.5%
                                                                           Expedia                                       52,300          1,305
Agricultural Chemicals - 1.0%                                                                                                     ______________
CF Industries Holdings                        28,400          2,590
                                                       ______________      Total E-Commerce/Services                                     1,305
                                                                           _____________________________________________________________________
Total Agricultural Chemicals                                  2,590
_____________________________________________________________________      Electric-Generation - 0.7%
                                                                           AES*                                         169,800          1,868
Apparel Manufacturers - 1.0%                                                                                                      ______________
VF                                            31,200          2,501
                                                       ______________      Total Electric-Generation                                     1,868
                                                                           _____________________________________________________________________
Total Apparel Manufacturers                                   2,501
_____________________________________________________________________      Electric-Integrated - 6.5%
                                                                           CMS Energy                                   370,000          5,720
Brewery - 0.5%                                                             OGE Energy                                   118,300          4,607
Molson Coors Brewing, Cl B                    30,500          1,283        PG&E                                         147,600          6,261
                                                       ______________                                                             ______________

Total Brewery                                                 1,283        Total Electric-Integrated                                    16,588
_____________________________________________________________________      _____________________________________________________________________

Cable/Satellite TV - 0.7%                                                  Electronic Components-Miscellaneous - 2.2%
Cablevision Systems, Cl A                     74,700          1,803        Garmin                                       146,200          5,626
                                                       ______________                                                             ______________

Total Cable/Satellite TV                                      1,803        Total Electronic Components-
_____________________________________________________________________         Miscellaneous                                              5,626
                                                                           _____________________________________________________________________
Chemicals-Specialty - 1.5%
Lubrizol                                      41,900          3,843        Electronic Components-Semiconductors - 1.2%
                                                       ______________      Skyworks Solutions*                          194,700          3,037
                                                                                                                                  ______________
Total Chemicals-Specialty                                     3,843
_____________________________________________________________________      Total Electronic Components-Semiconductors                    3,037
                                                                           _____________________________________________________________________
Commercial Services-Finance - 4.0%
H&R Block                                    262,200          4,667        Engineering/R&D Services - 2.6%
Lender Processing Services                   147,400          5,564        Foster Wheeler*                              246,500          6,690
                                                       ______________                                                             ______________

Total Commercial Services-Finance                            10,231        Total Engineering/R&D Services                                6,690
_____________________________________________________________________      _____________________________________________________________________

Computers-Memory Devices - 2.2%                                            Enterprise Software/Services - 1.3%
Western Digital*                             143,200          5,583        Sybase*                                       73,150          3,410
                                                       ______________                                                             ______________

Total Computers-Memory Devices                                5,583        Total Enterprise Software/Services                            3,410
_____________________________________________________________________      _____________________________________________________________________

Consulting Services - 2.2%                                                 Finance-Investment Banker/Broker - 1.8%
SAIC*                                        312,800          5,537        TD Ameritrade Holding*                       240,100          4,576
                                                       ______________                                                             ______________

Total Consulting Services                                     5,537        Total Finance-Investment Banker/Broker                        4,576
_____________________________________________________________________      _____________________________________________________________________

Containers-Metal/Glass - 2.7%                                              Gas-Distribution - 5.6%
Crown Holdings*                              117,700          3,173        CenterPoint Energy                           406,750          5,841
Owens-Illinois*                              105,400          3,746        NiSource                                     244,000          3,855
                                                       ______________      Sempra Energy                                 91,800          4,581
                                                                                                                                  ______________
Total Containers-Metal/Glass                                  6,919
_____________________________________________________________________      Total Gas-Distribution                                       14,277
                                                                           _____________________________________________________________________
Containers-Paper/Plastic - 2.5%
Bemis                                         87,500          2,513        Human Resources - 3.0%
Packaging Corp of America                    156,500          3,852        Hewitt Associates, Cl A*                     190,969          7,597
                                                       ______________                                                             ______________

Total Containers-Paper/Plastic                                6,365        Total Human Resources                                         7,597
_____________________________________________________________________      _____________________________________________________________________

Data Processing/Management - 2.0%                                          Independent Power Producer - 0.5%
Fidelity National Information Services       216,500          5,075        NRG Energy*                                   60,400          1,262
                                                       ______________                                                             ______________

Total Data Processing/Management                              5,075        Total Independent Power Producer                              1,262
_____________________________________________________________________      _____________________________________________________________________

                                                                 49

OLD MUTUAL TS&W MID-CAP VALUE FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                                  Shares     Value (000)        Description                                  Shares     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Insurance Brokers - 1.7%                                                   Property/Casualty Insurance - 4.4%
Willis Group Holdings                        140,820   $      4,406        Arch Capital Group*                           56,950   $      4,342
                                                       ______________      HCC Insurance Holdings                       243,800          6,729
                                                                                                                                  ______________
Total Insurance Brokers                                       4,406
_____________________________________________________________________      Total Property/Casualty Insurance                            11,071
                                                                           _____________________________________________________________________
Internet Security - 1.0%
Symantec*                                    147,800          2,501        Real Estate Management/Services - 0.6%
                                                       ______________      CB Richard Ellis Group, Cl A*                 93,800          1,487
                                                                                                                                  ______________
Total Internet Security                                       2,501
_____________________________________________________________________      Total Real Estate Management/Services                         1,487
                                                                           _____________________________________________________________________
Machinery-Construction & Mining - 1.4%
Joy Global                                    63,100          3,572        Reinsurance - 1.8%
                                                       ______________      PartnerRe                                     57,700          4,600
                                                                                                                                  ______________
Total Machinery-Construction & Mining                         3,572
_____________________________________________________________________      Total Reinsurance                                             4,600
                                                                           _____________________________________________________________________
Medical Labs & Testing Services - 1.3%
Quest Diagnostics                             56,200          3,276        REITs-Health Care - 3.0%
                                                       ______________      Health Care REIT                             111,500          5,043
                                                                           Nationwide Health Properties                  71,700          2,520
Total Medical Labs & Testing Services                         3,276                                                               ______________
_____________________________________________________________________
                                                                           Total REITs-Health Care                                       7,563
Medical Products - 0.8%                                                    _____________________________________________________________________
Hospira*                                      33,700          1,909
                                                       ______________      REITs-Mortgage - 2.0%
                                                                           MFA Financial                                690,700          5,084
Total Medical Products                                        1,909                                                               ______________
_____________________________________________________________________
                                                                           Total REITs-Mortgage                                          5,084
Medical-Drugs - 5.0%                                                       _____________________________________________________________________
Biovail                                      152,900          2,564
Forest Laboratories*                         230,000          7,213        Retail-Apparel/Shoe - 4.7%
King Pharmaceuticals*                        245,100          2,882        Aeropostale*                                 288,450          8,316
                                                       ______________      Ross Stores                                   69,300          3,706
                                                                                                                                  ______________
Total Medical-Drugs                                          12,659
_____________________________________________________________________      Total Retail-Apparel/Shoe                                    12,022
                                                                           _____________________________________________________________________
Medical-Wholesale Drug Distributors - 2.8%
AmerisourceBergen                            242,900          7,025        Retail-Consumer Electronics - 1.6%
                                                       ______________      RadioShack                                   184,500          4,175
                                                                                                                                  ______________
Total Medical-Wholesale Drug Distributors                     7,025
_____________________________________________________________________      Total Retail-Consumer Electronics                             4,175
                                                                           _____________________________________________________________________
Motion Pictures & Services - 0.9%
DreamWorks Animation SKG, Cl A*               59,100          2,328        Retail-Discount - 0.8%
                                                       ______________      Dollar Tree*                                  31,900          1,889
                                                                                                                                  ______________
Total Motion Pictures & Services                              2,328
_____________________________________________________________________      Total Retail-Discount                                         1,889
                                                                           _____________________________________________________________________
Non-Hazardous Waste Disposal - 1.2%
Republic Services                            107,515          3,120        Retail-Major Department Store - 1.4%
                                                       ______________      TJX                                           84,300          3,584
                                                                                                                                  ______________
Total Non-Hazardous Waste Disposal                            3,120
_____________________________________________________________________      Total Retail-Major Department Store                           3,584
                                                                           _____________________________________________________________________
Oil & Gas Drilling - 0.9%
Noble                                         53,000          2,217        Satellite Telecommunications - 1.8%
                                                       ______________      EchoStar, Cl A*                              220,925          4,480
                                                                                                                                  ______________
Total Oil & Gas Drilling                                      2,217
_____________________________________________________________________      Total Satellite Telecommunications                            4,480
                                                                           _____________________________________________________________________
Oil Companies-Exploration & Production - 3.1%
Petrohawk Energy*                            125,500          2,545        Telephone-Integrated - 1.5%
Questar                                       42,200          1,823        Windstream                                   339,100          3,693
Whiting Petroleum*                            43,300          3,500                                                               ______________
                                                       ______________
                                                                           Total Telephone-Integrated                                    3,693
Total Oil Companies-Exploration & Production                  7,868        _____________________________________________________________________
_____________________________________________________________________
                                                                           Therapeutics - 0.5%
Oil Field Machinery & Equipment - 1.5%                                     Warner Chilcott, Cl A*                        49,400          1,262
Dresser-Rand Group*                          122,300          3,843                                                               ______________
                                                       ______________
                                                                           Total Therapeutics                                            1,262
Total Oil Field Machinery & Equipment                         3,843        _____________________________________________________________________
_____________________________________________________________________

                                                                 50

_____________________________________________________________________

Description                                  Shares     Value (000)
_____________________________________________________________________

Web Portals/ISP - 0.7%
Netease.com ADR*                              47,100   $      1,671
                                                       ______________

Total Web Portals/ISP                                         1,671
                                                       ______________

Total Common Stock (Cost $211,966)                          244,155
_____________________________________________________________________

Money Market Fund - 5.1%
Dreyfus Cash Management Fund,
   Institutional Class, 0.062% (A)        13,049,306         13,049
                                                       ______________

Total Money Market Fund (Cost $13,049)                       13,049
_____________________________________________________________________

Total Investments - 101.2% (Cost $225,015)                  257,204
_____________________________________________________________________

Other Assets and Liabilities, Net - (1.2)%                   (3,024)
_____________________________________________________________________

Total Net Assets - 100.0%                              $    254,180
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page
91.

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
          speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2010 in valuing the Fund's net assets were as follows (000):

         Description          Level 1   Level 2   Level 3    Total
_____________________________________________________________________

Investments
   Common Stock              $244,155     $-        $-     $244,155
   Money Market Fund           13,049      -         -       13,049
_____________________________________________________________________

Total Investments            $257,204     $-        $-     $257,204
_____________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 51

OLD MUTUAL TS&W SMALL CAP VALUE FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Thompson, Siegel & Walmsley LLC

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual TS&W Small Cap Value Fund (the "Fund") had strong absolute returns but underperformed its benchmark, the Russell 2000 Value Index (the "Index"). The Fund's Class Z shares posted a 49.10% return versus a 65.07% return for the Index.

o    There were three market factors that had the most significant impact on the Fund's performance over the fiscal year: beta, relative strength, and price-to-book versus price-to-cash-flow valuation.

o    Stocks that contributed to the Fund's performance included health care technology company SXC Health Solutions, containerboard producer Temple-Inland, and financial services company Cash America International.

o    Among the top detractors to Fund performance were bank holding company CIT Group (no longer a Fund holding), financial technology provider Investment Technology Group (no longer a Fund holding), and armored-vehicle manufacturer Force Protection
     (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual TS&W Small Cap Value Fund (the "Fund") had strong absolute returns but underperformed its benchmark, the Russell 2000 Value Index (the "Index"). The Fund's Class Z shares posted a 49.10% return versus a 65.07% return for the Index. Performance for all share classes can be found on page 54.

Q.   What investment environment did the Fund face during the past period?

A.   The investment environment of the fiscal year can best be described as a low-quality rally. Massive government stimulus helped revive investors' appetites for risk and fueled a remarkable rally in financial markets around the world as evidenced by the
     Russell indexes of U.S. large-, mid-, and small-cap stocks, which were up between 51% and 73% over that time period.
     Higher-risk issues led these markets - whether risk was measured by market beta of the stocks or by the fundamentals of the companies. Companies with lower credit and equity ratings, heavy debt, and deteriorating earnings - companies that had to make draconian cost cuts just to survive - all outperformed.

Q.   Which market factors influenced the Fund's relative performance?

A.   There were three market factors that had the most significant impact on the Fund's performance over the fiscal year: beta, relative strength, and price-to-book versus price-to-cash-flow valuation. Beta is a measure of market risk and, as with virtually all such measures during the fiscal year, riskier stocks outperformed less risky ones. Thompson, Siegel & Walmsley
     LLC ("TS&W") portfolios often have lower betas than their indexes because TS&W's emphasis on stable and improving cash flow generally leads to investments in companies with less volatile earnings, which cause the portfolios to be less market sensitive. During the second and third quarters of 2009 especially, positive exposure to relative price strength had a negative impact on Fund performance simply because this measure takes time to catch up with a rapid turn in the market. The fiscal year has also been challenging for investors focused on cash flow valuation because the market was more attuned to price-to-book metrics.

     All sectors and market caps participated in the rally, although more cyclical sectors like consumer discretionary generally performed better. Consumer discretionary stocks within the Index were among the leading contributors to return. On average, these stocks more than doubled during the fiscal year. Though the Fund had significant exposure to cyclical sectors, with overweight positions in consumer discretionary and technology, this was the leading detractor from relative performance. TS&W's focus on recurring cash flows led the Fund towards companies that invested through the economic downturn. Despite trailing the
     Fund's peers during the current rally, TS&W believes these companies are well positioned for future growth and have solid potential to outperform going forward.

     The Fund benefited from a significant underweight in financials, by far the largest sector in the Index. Good opportunities in financials were scarce as both residential and commercial real estate were challenged throughout the fiscal year, and TS&W believes the new banking legislation could pressure bank revenues further. The Fund remains underweight this sector, especially small banks and REITs, as TS&W does not see near-term improvement in real estate.

TS&W Small Cap Value Fund

                                                                 52

Top Ten Holdings
as of March 31, 2010*

Cleco                                                                       1.7%
___________________________________________________________________________________

Omega Healthcare Investors                                                  1.7%
___________________________________________________________________________________

Carter's                                                                    1.7%
___________________________________________________________________________________

Jo-Ann Stores                                                               1.7%
___________________________________________________________________________________

Gymboree                                                                    1.7%
___________________________________________________________________________________

Atlas Air Worldwide Holdings                                                1.7%
___________________________________________________________________________________

Syniverse Holdings                                                          1.6%
___________________________________________________________________________________

SXC Health Solutions                                                        1.6%
___________________________________________________________________________________

Aaron's, Cl B                                                               1.6%
___________________________________________________________________________________

Arris Group                                                                 1.6%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           16.6%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   How did portfolio composition affect Fund performance?

A.   Stocks that contributed to the Fund's performance included health care technology company SXC Health Solutions, containerboard producer Temple-Inland, and financial services company Cash America International. SXC Health Solutions continues to outperform, driven by new contract wins (including Ohio Bureau Worker's Compensation, which is the largest workers'
     compensation organization in the U.S.), operational synergies from their acquisition of National Medical Health Card Systems, and increased demand from health care IT spending. Temple-Inland is the fourth-largest North American containerboard
     (cardboard boxes) producer with 10% market share. Temple-Inland has been a significant beneficiary to the economic turnaround as volumes and pricing on cardboard boxes have begun to improve. The company also benefited as Smurfit-Stone, the number two player in the space, declared bankruptcy early last year. Cash America International provides specialty financial services in the U.S. and Mexico, and is the largest provider of secured non-recourse loans (i.e., pawn loans). The company operates under the storefronts Cash America Pawn, SuperPawn, and Prenda Facil. Cash America International has seen a large increase in customers, given the recent economic downturn, as pawnshops tend to be beneficiaries to cash-strapped consumers and tough economic times.

     Among the top detractors to Fund performance were bank holding company CIT Group (no longer a Fund holding), financial technology provider Investment Technology Group (no longer a Fund holding), and armored-vehicle manufacturer Force Protection
     (no longer a Fund holding). CIT Group provides lending, advisory, and leasing services to small and mid-sized businesses. The company was sold earlier in the year as the company experienced liquidity and financing issues, amidst the economic downturn.
     TS&W eliminated the position on concerns regarding risk/ reward. Investment Technology Group partners with asset managers to provide services ranging from portfolio management and pre-trade analysis to trade execution and post-trade evaluation.
     Declining industry-wide trading volumes have weighed down on the company's results and stock price, and TS&W eliminated the holding. Force Protection's stock suffered after the loss of a government contract bid for new armored combat vehicles to one of its competitors earlier in the year.

Q.   What is the investment outlook for the small-cap value equity market?

A.   TS&W notes the yearlong rally has been driven by macro trends and investors have clearly favored riskier stocks over those exhibiting strong fundamentals. This has been a difficult environment for TS&W's bottom-up investment process, which seeks to invest in stocks that are inexpensive relative to their cash flow, have improving earnings, and exhibit price strength relative to their peers. Nevertheless, companies with these types of characteristics seem to have been discounted in the market and TS&W believes they represent excellent investment opportunities today.

     TS&W believes the economy and the markets still face serious challenges, and the deleveraging process the public and private sectors still face will continue to create operating challenges for corporate America. This should be a good environment for stock pickers, and TS&W is optimistic its emphasis on valuation and fundamentals will be rewarded.

     At the Fund level, TS&W does not anticipate significant changes in portfolio structure. And, TS&W continues to be disciplined about selling/trimming stocks that have run their course and redeploying proceeds into the best risk/reward opportunities.

TS&W Small Cap Value Fund

                                                                 53

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                                Annualized       Annualized
                                                                   Inception       1 Year         5 Year          Inception
                                                                      Date         Return         Return           to Date
____________________________________________________________________________________________________________________________________

Class Z*                                                            07/31/00       49.10%          2.87%            11.98%
Class A with load                                                   07/31/03       40.21%          1.42%             8.32%
Class A without load                                                07/31/03       48.71%          2.62%             9.29%
Institutional Class                                                 12/09/08       49.46%           n/a             25.98%
Russell 2000 Value Index                                            07/31/00       65.07%          2.75%             4.58%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

*   Data prior to the Fund's inception on July 25, 2003 includes performance of a predecessor fund whose inception date was July 31,
    2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the Investment Company Act of 1940, as amended ("1940 Act"), nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940
    Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75%. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class
Z, Class A and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.38% and 1.26%; 3.26% and 1.51%; and
1.23% and 1.11%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual TS&W Small Cap Value Fund, Class Z	Russell 2000 Value Index
7/31/00	10,000	10,000
3/31/01	11,864	11,339
3/31/02	15,441	14,031
3/31/03	13,257	10,766
3/31/04	21,023	17,708
3/31/05	25,906	19,441
3/31/06	31,784	24,063
3/31/07	34,582	26,559
3/31/08	30,596	22,076
3/31/09	20,020	13,490
3/31/10	29,849	22,268

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Cash Equivalents	3.0%
Consumer Discretionary	17.2%
Consumer Staples	2.3%
Energy	5.9%
Financials	17.9%
Health Care	7.9%
Industrials	13.9%
Information Technology	16.0%
Materials	10.1%
Telecommunication Services	1.7%
Utilities	4.1%

                                                                 54

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Common Stock - 97.3%                                                       Commercial Banks-Central US - 1.7%
Aerospace/Defense-Equipment - 2.9%                                         First Financial Bankshares                     8,700   $        449
Curtiss-Wright                                40,500   $      1,409        Sterling Bancshares                          127,450            711
Kaman                                         20,000            500        Texas Capital Bancshares*                     46,000            874
Orbital Sciences*                             79,300          1,508                                                               ______________
                                                       ______________
                                                                           Total Commercial Banks-Central US                             2,034
Total Aerospace/Defense-Equipment                             3,417        _____________________________________________________________________
_____________________________________________________________________
                                                                           Commercial Banks-Western US - 1.1%
Agricultural Operations - 1.2%                                             SVB Financial Group*                          27,200          1,269
Andersons                                     44,200          1,480                                                               ______________
                                                       ______________
                                                                           Total Commercial Banks-Western US                             1,269
Total Agricultural Operations                                 1,480        _____________________________________________________________________
_____________________________________________________________________
                                                                           Commercial Services-Finance - 3.2%
Airlines - 1.3%                                                            Euronet Worldwide*                            70,465          1,299
Hawaiian Holdings*                           211,800          1,561        Net 1 UEPS Technologies*                      72,800          1,339
                                                       ______________      Wright Express*                               37,300          1,123
                                                                                                                                  ______________
Total Airlines                                                1,561
_____________________________________________________________________      Total Commercial Services-Finance                             3,761
                                                                           _____________________________________________________________________
Apparel Manufacturers - 3.1%
Carter's*                                     66,300          1,999        Containers-Paper/Plastic - 1.2%
True Religion Apparel*                        53,600          1,627        Temple-Inland                                 68,700          1,404
                                                       ______________                                                             ______________

Total Apparel Manufacturers                                   3,626        Total Containers-Paper/Plastic                                1,404
_____________________________________________________________________      _____________________________________________________________________

Batteries/Battery Systems - 1.3%                                           Data Processing/Management - 2.2%
EnerSys*                                      60,600          1,494        Acxiom*                                       50,100            899
                                                       ______________      Fair Isaac                                    65,300          1,655
                                                                                                                                  ______________
Total Batteries/Battery Systems                               1,494
_____________________________________________________________________      Total Data Processing/Management                              2,554
                                                                           _____________________________________________________________________
Building Products-Doors & Windows - 0.5%
Apogee Enterprises                            35,700            564        Distribution/Wholesale - 1.1%
                                                       ______________      MWI Veterinary Supply*                        13,600            549
                                                                           Watsco                                        12,300            700
Total Building Products-Doors & Windows                         564                                                               ______________
_____________________________________________________________________
                                                                           Total Distribution/Wholesale                                  1,249
Casino Hotels - 0.6%                                                       _____________________________________________________________________
Ameristar Casinos                             38,200            696
                                                       ______________      E-Commerce/Products - 0.5%
                                                                           NutriSystem                                   32,700            582
Total Casino Hotels                                             696                                                               ______________
_____________________________________________________________________
                                                                           Total E-Commerce/Products                                       582
Cellular Telecommunications - 1.7%                                         _____________________________________________________________________
Syniverse Holdings*                          101,000          1,966
                                                       ______________      Electric-Integrated - 3.1%
                                                                           Cleco                                         77,700          2,063
Total Cellular Telecommunications                             1,966        El Paso Electric*                             76,700          1,580
_____________________________________________________________________                                                             ______________

Chemicals-Diversified - 2.6%                                               Total Electric-Integrated                                     3,643
Olin                                          80,200          1,574        _____________________________________________________________________
Solutia*                                      91,900          1,481
                                                       ______________      Electronic Components-Miscellaneous - 0.9%
                                                                           Methode Electronics                           70,200            695
Total Chemicals-Diversified                                   3,055        Technitrol                                    69,100            365
_____________________________________________________________________                                                             ______________

Chemicals-Plastics - 2.0%                                                  Total Electronic Components-Miscellaneous                     1,060
A Schulman                                    75,000          1,835        _____________________________________________________________________
Spartech*                                     50,600            592
                                                       ______________      Electronic Components-Semiconductors - 0.6%
                                                                           International Rectifier*                      30,500            698
Total Chemicals-Plastics                                      2,427                                                               ______________
_____________________________________________________________________
                                                                           Total Electronic Components-Semiconductors                      698
Circuit Boards - 0.6%                                                      _____________________________________________________________________
Multi-Fineline Electronix*                    29,900            770
                                                       ______________      Electronic Security Devices - 0.8%
                                                                           American Science & Engineering                13,500          1,011
Total Circuit Boards                                            770                                                               ______________
_____________________________________________________________________
                                                                           Total Electronic Security Devices                             1,011
Coffee - 1.5%                                                              _____________________________________________________________________
Peet's Coffee & Tea*                          43,800          1,737
                                                       ______________

Total Coffee                                                  1,737
_____________________________________________________________________

                                                                 55

OLD MUTUAL TS&W SMALL CAP VALUE FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010
_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Enterprise Software/Services - 0.6%                                        Medical Instruments - 0.4%
SYNNEX*                                       25,700   $        760        NuVasive*                                     11,500   $        520
                                                       ______________                                                             ______________

Total Enterprise Software/Services                              760        Total Medical Instruments                                       520
_____________________________________________________________________      _____________________________________________________________________

Finance-Auto Loans - 1.3%                                                  Medical-Biomedical/Genetic - 0.9%
AmeriCredit*                                  63,800          1,516        PDL BioPharma                                165,600          1,028
                                                       ______________                                                             ______________

Total Finance-Auto Loans                                      1,516        Total Medical-Biomedical/Genetic                              1,028
_____________________________________________________________________      _____________________________________________________________________

Finance-Consumer Loans - 0.8%                                              Medical-HMO - 0.7%
Ocwen Financial*                              82,100            911        Healthspring*                                 44,100            776
                                                       ______________                                                             ______________

Total Finance-Consumer Loans                                    911        Total Medical-HMO                                               776
_____________________________________________________________________      _____________________________________________________________________

Finance-Investment Banker/Broker - 0.3%                                    Medical-Hospitals - 1.5%
SWS Group                                     29,900            345        Health Management Associates, Cl A*          205,300          1,766
                                                       ______________                                                             ______________

Total Finance-Investment Banker/Broker                          345        Total Medical-Hospitals                                       1,766
_____________________________________________________________________      _____________________________________________________________________

Financial Guarantee Insurance - 0.9%                                       Medical-Nursing Homes - 0.3%
Assured Guaranty                              47,200          1,037        Kindred Healthcare*                           19,700            356
                                                       ______________                                                             ______________

Total Financial Guarantee Insurance                           1,037        Total Medical-Nursing Homes                                     356
_____________________________________________________________________      _____________________________________________________________________

Food-Miscellaneous/Diversified - 0.4%                                      Medical-Outpatient/Home Medical - 1.3%
Hain Celestial Group*                         28,500            494        Amedisys*                                     27,516          1,519
                                                       ______________                                                             ______________

Total Food-Miscellaneous/Diversified                            494        Total Medical-Outpatient/Home Medical                         1,519
_____________________________________________________________________      _____________________________________________________________________

Footwear & Related Apparel - 1.5%                                          Metal Processors & Fabricators - 0.6%
Deckers Outdoor*                              13,100          1,808        Dynamic Materials                             23,100            361
                                                       ______________      LB Foster, Cl A*                              13,710            396
                                                                                                                                  ______________
Total Footwear & Related Apparel                              1,808
_____________________________________________________________________      Total Metal Processors & Fabricators                            757
                                                                           _____________________________________________________________________
Gas-Distribution - 1.0%
Southwest Gas                                 40,600          1,215        Multimedia - 0.8%
                                                       ______________      EW Scripps, Cl A*                            110,800            936
                                                                                                                                  ______________
Total Gas-Distribution                                        1,215
_____________________________________________________________________      Total Multimedia                                                936
                                                                           _____________________________________________________________________
Gold Mining - 0.7%
Royal Gold                                    18,900            873        Non-Ferrous Metals - 2.4%
                                                       ______________      Horsehead Holding*                            91,700          1,086
                                                                           Thompson Creek Metals*                       132,500          1,793
Total Gold Mining                                               873                                                               ______________
_____________________________________________________________________
                                                                           Total Non-Ferrous Metals                                      2,879
Internet Infrastructure Software - 2.3%                                    _____________________________________________________________________
TeleCommunication Systems, Cl A*             164,000          1,202
TIBCO Software*                              142,500          1,538        Oil & Gas Drilling - 0.5%
                                                       ______________      Patterson-UTI Energy                          40,900            571
                                                                                                                                  ______________
Total Internet Infrastructure Software                        2,740
_____________________________________________________________________      Total Oil & Gas Drilling                                        571
                                                                           _____________________________________________________________________
Investment Management/Advisory Services - 0.3%
Altisource Portfolio Solutions*               18,666            418        Oil Companies-Exploration & Production - 1.8%
                                                       ______________      GMX Resources*                                96,200            791
                                                                           McMoRan Exploration*                          94,800          1,387
Total Investment Management/Advisory Services                   418                                                               ______________
_____________________________________________________________________
                                                                           Total Oil Companies-Exploration & Production                  2,178
Machinery-General Industry - 0.9%                                          _____________________________________________________________________
Manitowoc                                     78,000          1,014
                                                       ______________      Oil Refining & Marketing - 1.2%
                                                                           Holly                                         51,900          1,449
Total Machinery-General Industry                              1,014                                                               ______________
_____________________________________________________________________
                                                                           Total Oil Refining & Marketing                                1,449
Medical Information Systems - 0.8%                                         _____________________________________________________________________
Computer Programs & Systems                   23,000            899
                                                       ______________      Oil-Field Services - 0.5%
                                                                           Helix Energy Solutions Group*                 49,200            641
Total Medical Information Systems                               899                                                               ______________
_____________________________________________________________________
                                                                           Total Oil-Field Services                                        641
                                                                           _____________________________________________________________________

                                                                 56

_____________________________________________________________________      _____________________________________________________________________

Description                               Shares        Value (000)        Description                               Shares        Value (000)
_____________________________________________________________________      _____________________________________________________________________

Paper & Related Products - 1.1%                                            Retail-Pawn Shops - 3.4%
Schweitzer-Mauduit International              28,000   $      1,332        Cash America International                    36,400   $      1,437
                                                       ______________      Ezcorp, Cl A*                                 57,700          1,189
                                                                           First Cash Financial Services*                65,700          1,417
Total Paper & Related Products                                1,332                                                               ______________
_____________________________________________________________________
                                                                           Total Retail-Pawn Shops                                       4,043
Pharmacy Services - 1.6%                                                   _____________________________________________________________________
SXC Health Solutions*                         28,875          1,943
                                                       ______________      Satellite Telecommunications - 1.0%
                                                                           GeoEye*                                       38,800          1,145
Total Pharmacy Services                                       1,943                                                               ______________
_____________________________________________________________________
                                                                           Total Satellite Telecommunications                            1,145
Property/Casualty Insurance - 2.1%                                         _____________________________________________________________________
Navigators Group*                             20,800            818
Tower Group                                   44,250            981        Schools - 0.6%
Zenith National Insurance                     16,660            638        Corinthian Colleges*                          38,100            670
                                                       ______________                                                             ______________

Total Property/Casualty Insurance                             2,437        Total Schools                                                   670
_____________________________________________________________________      _____________________________________________________________________

REITs-Diversified - 1.2%                                                   Semiconductor Components-Integrated Circuits - 0.8%
PS Business Parks                             25,900          1,383        Standard Microsystems*                        42,300            985
                                                       ______________                                                             ______________

Total REITs-Diversified                                       1,383        Total Semiconductor Components-Integrated Circuits              985
_____________________________________________________________________      _____________________________________________________________________

REITs-Health Care - 1.7%                                                   Telecommunications Equipment - 2.9%
Omega Healthcare Investors                   105,000          2,046        Arris Group*                                 155,300          1,865
                                                       ______________      Comtech Telecommunications*                   50,636          1,620
                                                                                                                                  ______________
Total REITs-Health Care                                       2,046
_____________________________________________________________________      Total Telecommunications Equipment                            3,485
                                                                           _____________________________________________________________________
REITs-Hotels - 0.9%
LaSalle Hotel Properties                      48,000          1,118        Theaters - 1.2%
                                                       ______________      Cinemark Holdings                             78,500          1,440
                                                                                                                                  ______________
Total REITs-Hotels                                            1,118
_____________________________________________________________________      Total Theaters                                                1,440
                                                                           _____________________________________________________________________
REITs-Mortgage - 1.1%
Capstead Mortgage                            112,800          1,349        Tobacco - 0.7%
                                                       ______________      Universal                                     14,900            785
                                                                                                                                  ______________
Total REITs-Mortgage                                          1,349
_____________________________________________________________________      Total Tobacco                                                   785
                                                                           _____________________________________________________________________
REITs-Office Property - 1.2%
BioMed Realty Trust                           85,265          1,410        Transport-Air Freight - 1.7%
                                                       ______________      Atlas Air Worldwide Holdings*                 37,100          1,968
                                                                                                                                  ______________
Total REITs-Office Property                                   1,410
_____________________________________________________________________      Total Transport-Air Freight                                   1,968
                                                                           _____________________________________________________________________
Rental Auto/Equipment - 2.7%
Aaron's, Cl B                                 56,700          1,890        Transport-Equipment & Leasing - 0.8%
Dollar Thrifty Automotive Group*              42,300          1,359        TAL International Group                       44,900            897
                                                       ______________                                                             ______________

Total Rental Auto/Equipment                                   3,249        Total Transport-Equipment & Leasing                             897
_____________________________________________________________________      _____________________________________________________________________

Retail-Apparel/Shoe - 2.9%                                                 Transport-Marine - 0.4%
Gymboree*                                     38,300          1,977        Gulfmark Offshore, Cl A*                      18,200            483
JOS A Bank Clothiers*                         26,000          1,421                                                               ______________
                                                       ______________
                                                                           Total Transport-Marine                                          483
Total Retail-Apparel/Shoe                                     3,398        _____________________________________________________________________
_____________________________________________________________________
                                                                           Transport-Services - 1.4%
Retail-Building Products - 1.4%                                            Bristow Group*                                43,500          1,641
Lumber Liquidators Holdings*                  64,200          1,712                                                               ______________
                                                       ______________
                                                                           Total Transport-Services                                      1,641
Total Retail-Building Products                                1,712        _____________________________________________________________________
_____________________________________________________________________
                                                                           Transport-Truck - 0.5%
Retail-Fabric Store - 1.7%                                                 Old Dominion Freight Line*                    19,400            648
Jo-Ann Stores*                                47,600          1,998                                                               ______________
                                                       ______________
                                                                           Total Transport-Truck                                           648
Total Retail-Fabric Store                                     1,998        _____________________________________________________________________
_____________________________________________________________________

                                                                 57

OLD MUTUAL TS&W SMALL CAP VALUE FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________

Description                               Shares        Value (000)
_____________________________________________________________________

Wireless Equipment - 1.9%
Ceragon Networks*                             97,400   $      1,064
RF Micro Devices*                            236,000          1,175
                                                       ______________

Total Wireless Equipment                                      2,239
                                                       ______________

Total Common Stock (Cost $86,927)                           115,268
_____________________________________________________________________

Money Market Fund - 3.0%
Dreyfus Cash Management Fund,
   Institutional Class, 0.062% (A)         3,555,335          3,555
                                                       ______________

Total Money Market Fund (Cost $3,555)                         3,555
_____________________________________________________________________

Total Investments - 100.3% (Cost $90,482)                   118,823
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.3)%                     (356)
_____________________________________________________________________

Total Net Assets - 100.0%                              $    118,467
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 91.

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment
          speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2010 in valuing the Fund's net assets were as follows (000):

    Description          Level 1     Level 2     Level 3     Total
_____________________________________________________________________

Investments
   Common Stock         $115,268        $-          $-     $115,268
   Money Market Fund       3,555         -           -        3,555
_____________________________________________________________________

Total Investments       $118,823        $-          $-     $118,823
_____________________________________________________________________

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 58

OLD MUTUAL BARROW HANLEY CORE BOND FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual Barrow Hanley Core Bond Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the "Index"). The Fund's Institutional Class shares posted a 12.42% return versus a 7.69% return for the Index.

o    Fund performance was enhanced through Barrow Hanley's strategic decisions: (1) an overweight in credit; (2) an overweight in senior-level commercial mortgage-backed securities; and (3) an underweight in U.S. Treasuries.

o    The continuing investor appetite for yield in a market noted for near-zero money market rates supported the continued
     compression of spreads, and benefited Barrow Hanley's credit overweight, driving total return advantage. Barrow Hanley's preference for "modest premium" agency mortgage-backed securities over "current coupon" was also a benefit as the market began to adjust to the March 31, 2010, end of U.S. Federal Reserve Board purchases.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual Barrow Hanley Core Bond Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index (the "Index"). The Fund's Institutional Class shares posted a 12.42% return versus a 7.69% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   Investors in investment-grade fixed-income markets, and, therefore the Fund, witnessed a historic recovery in non-U.S. Treasury sectors and securities during the fiscal year. Having endured a virtual "Financial Market Armageddon" during most of the prior
     12 months, stabilization of the nation's banking system and a return to more normal functioning in the credit markets sparked an unprecedented rally in "spread product" (i.e., every sector other than U.S. Treasury issues). The stunning recovery in the valuations of U.S. government agency issues, agency mortgage issues, as well as corporate and high-quality structured products
     (i.e., commercial mortgage-backed securities and asset-backed securities), generated particularly strong total returns.

Q.   Which market factors influenced the Fund's relative performance?

A.   The same factors that drove performance during the first quarter of 2010 prevailed throughout the past fiscal year. That is, yield-hungry investors continued to pour more money into investment-grade corporate bonds. Institutional and individual investors seeking a stable risk/return strategy, and those adopting an asset/liability matching strategy, increasingly shunned the volatility of the equity markets and low-yielding money market funds. The "Great Recovery Trade" in credit drove yield spreads in investment-grade securities to twelve month lows.

Q.   How did portfolio composition affect Fund performance?

A.   Fund performance was enhanced through Barrow, Hanley, Mewhinney & Strauss, LLC's ("Barrow Hanley's") strategic decisions: (1)
     an overweight in credit; (2) an overweight in senior-level commercial mortgage-backed securities; and (3) an underweight in
     U.S. Treasuries.

     The continuing investor appetite for yield in a market noted for near-zero money market rates supported the continued
     compression of spreads, and benefited Barrow Hanley's credit overweight, driving total return advantage. Barrow Hanley's preference for "modest premium" agency mortgage-backed securities over "current coupon" was also a benefit as the market began to adjust to the March 31, 2010, end of U.S. Federal Reserve Board ("Fed") purchases. The entire sector remains too expensive and is at risk of a significant negative price adjustment. Individual security selection through fundamental credit research will become an increasingly important factor in future performance, but Barrow Hanley is already well positioned for such through its preference for corporate issuers that have strong and improving balance sheets and can maintain current credit ratings, if not enjoy upgrades. Barrow Hanley's cautious view of the macro economy has also led it to favor more defensive industry exposure (i.e., utilities, pharmaceuticals and "mega banks").

                                                                                                        Barrow Hanley Core Bond Fund

                                                                 59

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Barrow, Hanley, Mewhinney & Strauss, LLC

Top Ten Holdings
as of March 31, 2010*

U.S. Treasury Note
3.625%, 02/15/20                                                            2.7%
___________________________________________________________________________________

U.S. Treasury Note
2.375%, 02/28/15                                                            2.3%
___________________________________________________________________________________

FHLMC Gold
5.500%, 12/01/37                                                            2.3%
___________________________________________________________________________________

FNMA
5.500%, 11/01/36                                                            2.2%
___________________________________________________________________________________

FNMA
5.000%, 03/01/38                                                            2.2%
___________________________________________________________________________________

FNMA
5.000%, 05/01/38                                                            2.1%
___________________________________________________________________________________

Berkshire Hathaway
1.400%, 02/10/12                                                            1.5%
___________________________________________________________________________________

GNMA
5.500%, 06/29/38                                                            1.5%
___________________________________________________________________________________

U.S. Treasury Note
1.375%, 02/15/12                                                            1.4%
___________________________________________________________________________________

FNMA
6.500%, 09/01/36                                                            1.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                            19.5%
___________________________________________________________________________________

*Excludes short-term money market fund.

Q.   What is the investment outlook for the intermediate-term fixed-income market?

A.   Barrow Hanley believes the noteworthy returns generated by high-quality, investment-grade fixed-income securities during the fiscal year - primarily the result of asset allocation decisions - will not be repeated during the next 12 months. While broad-market valuations continue to offer attractive opportunities to produce reasonable total returns, performance will increasingly be driven by individual security selection rather than from macro strategies.

     The most important factors impacting the market, Barrow Hanley's investment strategy, and consequently performance for the balance of 2010, will be the pace of economic recovery and the shift in the Fed's monetary policy to restraint. Should the current "recovery" transition further into an "expansion" mode, the Fed will become more aggressive in its shift toward restraint. Such action will likely generate a sharp sell-off in U.S. Treasury issues and "spread sectors" as well, at least over the short run. However, if the economic evidence remains mixed, Barrow Hanley believes the credit markets will remain in a trading range until later in the year.

Barrow Hanley Core Bond Fund

                                                                 60

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                                                 Annualized
                                                                                Inception         1 Year         Inception
                                                                                  Date            Return          to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                              11/19/07         12.42%            8.34%
Barclays Capital U.S. Aggregate Bond Index                                       11/19/07          7.69%            5.91%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's
Institutional Class shares (as reported in the July 29, 2009 prospectus) are 0.76% and 0.71%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Barrow Hanley Core Bond Fund, Institutional Class	Barclays Capital U.S. Aggregate Bond Index
11/19/07	10,000	10,000
3/31/08	10,360	10,313
3/31/09	10,746	10,635
3/31/10	12,081	11,453

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	0.9%
Cash Equivalents	3.6%
Corporate Bonds	53.9%
Mortgage Related	5.7%
U.S. Government Obligations	28.2%
U.S. Treasury Obligations	7.7%

                                                                 61

OLD MUTUAL BARROW HANLEY CORE BOND FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - 52.3%                                                     Corporate Bond - continued
Alltel                                                                     Columbus Southern Power
   7.000%, 07/01/12                        $     155   $        172           5.500%, 03/01/13                        $     235   $        254
Altria Group                                                               Comcast
   9.700%, 11/10/18                              205            252           5.875%, 02/15/18                               90             96
American Express                                                              5.300%, 01/15/14                              235            253
   8.150%, 03/19/38                              110            142        Computer Sciences
American Express Credit, MTN,                                                 5.500%, 03/15/13                              145            156
   5.875%, 05/02/13                              290            314        ConocoPhillips
Ameriprise Financial                                                          5.750%, 02/01/19                              175            191
   5.350%, 11/15/10                              305            314           4.600%, 01/15/15                              345            370
Anheuser-Busch InBev Worldwide                                             Costco Wholesale
   3.000%, 10/15/12                              200            205           5.300%, 03/15/12                              370            397
AT&T                                                                       Countrywide Financial
   5.100%, 09/15/14                              450            487           5.800%, 06/07/12                               95            101
Avis Budget Finance                                                        Covidien International Finance
   7.750%, 05/15/16                              200            196           5.450%, 10/15/12                              105            115
Bank of New York Mellon                                                    CRH America
   4.950%, 11/01/12                               95            103           6.000%, 09/30/16                              215            231
Bank One                                                                   Cricket Communications
   5.900%, 11/15/11                              330            352           9.375%, 11/01/14                              340            346
Baxter International                                                       CSC Holdings 144A,
   1.800%, 03/15/13                               95             95           8.625%, 02/15/19                              175            192
Bear Stearns                                                               Dell
   7.250%, 02/01/18                              145            168           3.375%, 06/15/12                              110            114
   6.400%, 10/02/17                              310            342        DIRECTV Holdings 144A,
Berkshire Hathaway                                                            6.350%, 03/15/40                               65             65
   1.400%, 02/10/12                              855            859           3.550%, 03/15/15                              215            212
Berkshire Hathaway Finance                                                 Dominion Resources
   5.750%, 01/15/40                              150            148           8.875%, 01/15/19                               70             88
Best Buy                                                                      5.600%, 11/15/16                              160            173
   6.750%, 07/15/13                              190            213        Duke Energy Indiana
BP Capital Markets                                                            6.050%, 06/15/16                              220            239
   3.125%, 03/10/12                              165            171        E.I. du Pont de Nemours
Burlington Northern Santa Fe                                                  5.875%, 01/15/14                              215            239
   7.950%, 08/15/30                               85            104           3.250%, 01/15/15                              260            262
CA                                                                         Eaton
   5.375%, 12/01/19                              125            126           5.600%, 05/15/18                              150            160
Cameron International                                                      Energy Transfer Partners LP
   6.375%, 07/15/18                               95            103           9.000%, 04/15/19                               95            117
Canadian National Railway                                                     8.500%, 04/15/14                              245            285
   5.550%, 03/01/19                              135            145        Enterprise Products Operating
Canadian Natural Resources                                                    6.125%, 10/15/39                              135            133
   6.700%, 07/15/11                              130            139        EQT
Caterpillar Financial Services, MTN,                                          8.125%, 06/01/19                               80             95
   4.850%, 12/07/12                              270            290        ERP Operating LP
Cequel Communications Holdings I                                              5.125%, 03/15/16                              195            201
   and Cequel Capital 144A,                                                Exelon Generation
   8.625%, 11/15/17                              175            180           6.250%, 10/01/39                              135            136
Citigroup                                                                  Express Scripts
   6.125%, 11/21/17                              240            247           6.250%, 06/15/14                              245            271
CME Group                                                                  France Telecom
   5.750%, 02/15/14                              230            252           4.375%, 07/08/14                              125            132
CNA Financial                                                              _____________________________________________________________________
   7.350%, 11/15/19                              100            104
_____________________________________________________________________

                                                                 62

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - continued                                                 Corporate Bond - continued
General Electric Capital                                                   MetLife
   5.875%, 01/14/38                        $     345   $        328           5.375%, 12/15/12                        $     140   $        151
   5.625%, 05/01/18                              160            167        Midamerican Energy Holdings
   5.250%, 10/19/12                              115            123           5.875%, 10/01/12                              200            218
Goldman Sachs Group                                                        NASDAQ OMX Group
   6.750%, 10/01/37                               95             95           5.550%, 01/15/20                               75             75
   5.950%, 01/18/18                              130            136           4.000%, 01/15/15                               75             75
   5.125%, 01/15/15                              115            121        National Fuel Gas
Goodyear Tire & Rubber                                                        8.750%, 05/01/19                              105            126
   10.500%, 05/15/16                              95            103        Navistar International
Hewlett-Packard                                                               8.250%, 11/01/21                              175            178
   6.125%, 03/01/14                              180            203        New Albertsons
   4.250%, 02/24/12                              200            211           8.000%, 05/01/31                              175            150
Home Depot                                                                 New Cingular Wireless Services
   5.200%, 03/01/11                              180            187           8.750%, 03/01/31                              160            207
Honeywell International                                                    Nisource Finance
   4.250%, 03/01/13                              215            228           10.750%, 03/15/16                              95            121
Hospira                                                                    Nokia OYJ
   6.050%, 03/30/17                              190            204           5.375%, 05/15/19                              210            221
International Business Machines                                            Nova Chemicals 144A,
   7.625%, 10/15/18                              250            308           8.625%, 11/01/19                              175            180
   4.750%, 11/29/12                              180            195        Novartis Capital
Ipalco Enterprises 144A,                                                      4.125%, 02/10/14                              240            254
   7.250%, 04/01/16                              145            150           1.900%, 04/24/13                              280            280
ITT                                                                        NRG Energy
   4.900%, 05/01/14                              315            335           7.375%, 01/15/17                              175            173
John Deere Capital, MTN,                                                   Petrobras International Finance
   5.250%, 10/01/12                              290            315           6.875%, 01/20/40                               50             52
Johnson Controls                                                           Pfizer
   5.000%, 03/30/20                               75             75           4.450%, 03/15/12                              305            323
Kerr-McGee                                                                 PNC Funding
   6.950%, 07/01/24                              200            222           4.250%, 09/21/15                              200            206
Koninklijke Philips Electronics                                            Prudential Financial, MTN,
   5.750%, 03/11/18                              100            107           5.100%, 09/20/14                              155            164
Kraft Foods                                                                PSEG Power
   6.500%, 02/09/40                              100            104           7.750%, 04/15/11                               55             59
L-3 Communications 144A,                                                      6.950%, 06/01/12                              435            480
   5.200%, 10/15/19                               85             85        Quest Diagnostics
Leucadia National                                                             4.750%, 01/30/20                              125            122
   7.125%, 03/15/17                              100             99        QVC 144A,
Lorillard Tobacco                                                             7.500%, 10/01/19                              275            280
   8.125%, 06/23/19                              115            127        Qwest
Lowe's                                                                        8.875%, 03/15/12                              155            170
   6.650%, 09/15/37                               80             90        Raytheon
   5.500%, 10/15/35                              110            107           4.400%, 02/15/20                              185            182
Marathon Oil                                                               Rogers Communications
   6.000%, 10/01/17                              135            145           6.800%, 08/15/18                              195            222
Masco                                                                      Safeway
   6.125%, 10/03/16                              125            125           6.250%, 03/15/14                              215            239
Mead Johnson Nutrition 144A,                                               Sempra Energy
   4.900%, 11/01/19                              120            119           6.500%, 06/01/16                              115            128
Medtronic                                                                  Simon Property Group LP
   3.000%, 03/15/15                              430            428           5.750%, 12/01/15                              215            227
Merrill Lynch                                                              SLM, MTN,
   6.500%, 07/15/18                              250            261           5.375%, 01/15/13                              175            173
   6.400%, 08/28/17                              450            474        _____________________________________________________________________
_____________________________________________________________________

                                                                 63

OLD MUTUAL BARROW HANLEY CORE BOND FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - continued                                                 Corporate Bond - continued
Southern Power                                                             Tyco Electronics Group
   6.250%, 07/15/12                        $     355   $        388           6.550%, 10/01/17                        $     210   $        231
Spectra Energy Capital                                                     Tyco International Finance
   5.668%, 08/15/14                              135            145           8.500%, 01/15/19                              145            180
   5.650%, 03/01/20                              135            139                                                               ______________
Starwood Hotels & Resorts Worldwide
   7.875%, 10/15/14                              300            325        Total Corporate Bond (Cost $28,314)                          30,012
State Street                                                               _____________________________________________________________________
   4.300%, 05/30/14                              110            116
Teck Resources                                                             U.S. Government Agency Obligations - 27.4%
   10.250%, 05/15/16                             205            244        FHLMC Gold
Telecom Italia Capital                                                        6.000%, 09/01/37                              243            261
   4.950%, 09/30/14                              180            185           6.000%, 12/01/37                              128            138
Telefonica Emisiones SAU                                                      5.500%, 11/01/36                              197            208
   4.949%, 01/15/15                              190            201           5.500%, 12/01/36                              304            321
Tesoro                                                                        5.500%, 12/01/37                            1,215          1,284
   9.750%, 06/01/19                              245            256           5.500%, 10/01/39                              408            431
Time Warner Cable                                                             5.000%, 04/01/23                              275            291
   8.250%, 02/14/14                              170            199           5.000%, 11/01/23                              197            209
   6.750%, 07/01/18                              215            240           5.000%, 09/01/35                              423            438
TransCanada PipeLines                                                      FNMA
   7.625%, 01/15/39                              200            244           6.500%, 09/01/36                              665            724
Tyson Foods                                                                   6.000%, 11/01/36                              155            166
   10.500%, 03/01/14                             270            321           6.000%, 04/01/39                              550            585
Union Electric                                                                5.500%, 12/01/35                              432            457
   6.700%, 02/01/19                              140            155           5.500%, 01/01/36                              341            360
United Rentals North America                                                  5.500%, 02/01/36                              229            242
   9.250%, 12/15/19                              200            204           5.500%, 04/01/36                               76             80
United Technologies                                                           5.500%, 11/01/36                            1,191          1,256
   6.125%, 02/01/19                               80             90           5.500%, 12/01/36                              642            678
UnitedHealth Group                                                            5.500%, 08/01/37                              314            332
   5.250%, 03/15/11                              340            353           5.500%, 03/01/38                              410            433
Valero Energy                                                                 5.500%, 06/01/38                              440            464
   9.375%, 03/15/19                               60             71           5.500%, 12/01/38                              584            616
   6.625%, 06/15/37                               75             71           5.125%, 01/02/14                              235            255
Verizon Wireless Capital                                                      5.000%, 12/01/23                              171            181
   8.500%, 11/15/18                              225            281           5.000%, 03/01/36                              357            370
Washington Mutual Finance                                                     5.000%, 03/01/38                            1,174          1,213
   6.875%, 05/15/11                              125            131           5.000%, 04/01/38                               88             91
Waste Management                                                              5.000%, 05/01/38                              674            696
   7.375%, 03/11/19                              105            122           5.000%, 05/01/38                            1,112          1,149
   6.125%, 11/30/39                               60             60        FNMA TBA
Westar Energy                                                                 5.500%, 11/01/36                              364            384
   6.000%, 07/01/14                               70             77           5.000%, 03/01/24                              263            278
Westpac Banking                                                               4.500%, 04/01/24                              294            306
   2.250%, 11/19/12                              175            176        GNMA
Willis North America                                                          5.500%, 04/01/40                              780            825
   6.200%, 03/28/17                              100            101                                                               ______________
Wisconsin Electric Power
   6.250%, 12/01/15                              245            280        Total U.S. Government Agency Obligations
Wyeth                                                                         (Cost $15,252)                                            15,722
   5.500%, 02/01/14                              335            370        _____________________________________________________________________
Wynn Las Vegas
   6.625%, 12/01/14                              400            399
Xcel Energy
   5.613%, 04/01/17                              377            397
_____________________________________________________________________

                                                                 64

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                    Face Amount
Description                            Amount (000)     Value (000)        Description                            (000)/Shares     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Treasury Obligations - 7.4%                                           Other - 0.5%
U.S. Treasury Bond                                                         John Deere Owner Trust,
   4.375%, 11/15/39                        $     755   $        714           Ser 2009-A, Cl A3
U.S. Treasury Note                                                            2.590%, 10/15/13                         $      180 $        183
   3.625%, 02/15/20                            1,525          1,499        John Deere Owner Trust,
   2.375%, 02/28/15                            1,295          1,286           Ser 2009-A, Cl A4
   1.375%, 02/15/12                              765            771           3.960%, 05/16/16                                100          105
                                                       ______________                                                             ______________

Total U.S. Treasury Obligations                                            Total Other                                                     288
   (Cost $4,287)                                              4,270                                                               ______________
_____________________________________________________________________
                                                                           Total Asset-Backed Securities (Cost $485)                       500
Mortgage Related - 5.5%                                                    _____________________________________________________________________
Banc of America Mortgage Securities, CMO,
   Ser 2005-D, Cl 2A4 (D)                                                  Money Market Fund - 3.5%
   4.681%, 05/25/35                               55             55        Dreyfus Cash Management Fund,
Bear Stearns Commercial Mortgage                                              Institutional Class, 0.062% (A)           1,989,012        1,989
   Securities, CMBS,                                                                                                              ______________
   Ser 2004-PWR5, Cl A4
   4.831%, 07/11/42                              485            488        Total Money Market Fund (Cost $1,989)                         1,989
Bear Stearns Commercial Mortgage                                           _____________________________________________________________________
   Securities, CMBS,
   Ser 2006-PW13, Cl A4                                                    Total Investments - 97.0% (Cost $53,305)                     55,697
   5.540%, 09/11/41                              635            654        _____________________________________________________________________
Bear Stearns Commercial Mortgage
   Securities, CMBS,                                                       Other Assets and Liabilities, Net - 3.0%                      1,694
   Ser 2006-PW14, Cl A4                                                    _____________________________________________________________________
   5.201%, 12/11/38                              290            290
Citigroup Commercial Mortgage                                              Total Net Assets - 100.0%                              $     57,391
   Trust, CMBS,                                                            _____________________________________________________________________
   Ser 2004-C2, Cl A3
   4.380%, 10/15/41                              475            483        For descriptions of abbreviations and footnotes, please refer to
Citigroup/Deutsche Bank Commercial                                         page 91.
   Mortgage Trust, CMBS,
   Ser 2007-CD5, Cl A4 (E)                                                 Other Information:
   5.886%, 11/15/44                              420            420
JP Morgan Chase Commercial                                                 The Fund utilizes various inputs in determining the value of its
   Mortgage Securities, CMBS,                                              investments as of the reporting period end. These inputs are
   Ser 2004-CBX, Cl A4                                                     summarized in three broad levels as follows:
   4.529%, 01/12/37                              150            152
JP Morgan Chase Commercial                                                 Level 1 - quoted prices in active markets for identical securities
   Mortgage Securities, CMBS,                                              Level 2 - other significant observable inputs (including quoted
   Ser 2005-LDP1, Cl A2                                                              prices for similar securities, interest rates, prepayment
   4.625%, 03/15/46                              311            315                  speeds, credit risk, etc.)
Prime Mortgage Trust, CMO,                                                 Level 3 - significant unobservable inputs (including the Fund's own
   Ser 2005-2, Cl 1A3                                                                assumption in determining the fair value of investments)
   5.250%, 07/25/20                              352            347
                                                       ______________      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in
Total Mortgage Related (Cost $2,978)                          3,204        those securities. A summary of the inputs used as of March 31, 2010
_____________________________________________________________________      in valuing the Fund's net assets were as follows (000):

Asset-Backed Securities - 0.9%                                                   Description             Level 1    Level 2    Level 3    Total
Automobile - 0.4%                                                          _____________________________________________________________________
Honda Auto Receivables Owner Trust,                                        Investments
   Ser 2009-3, Cl A4                                                          Corporate Bond              $    -    $30,012      $-      $30,012
   3.300%, 09/15/15                              205            212           U.S. Government
                                                       ______________            Agency Obligations            -     15,722       -       15,722
                                                                              U.S. Treasury Obligations        -      4,270       -        4,270
Total Automobile                                                212           Mortgage Related                 -      3,204       -        3,204
_____________________________________________________________________         Asset-Backed Securities          -        500       -          500
                                                                              Money Market Fund            1,989          -       -        1,989
                                                                           _____________________________________________________________________

                                                                           Total Investments              $1,989    $53,708      $-      $55,697
                                                                           _____________________________________________________________________

                                                                           Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 65

OLD MUTUAL CASH RESERVES FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisers: Wellington Management Company, LLP (through March 12, 2010) and
Dwight Asset Management Company LLC (from March 12, 2010 until present) (1)

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual Cash Reserves Fund (the "Fund") outperformed its benchmark, the Lipper
     Money Market Funds Average (the "Index"). The Fund's Class Z shares posted a 0.10% return due, in part, to expense waivers in place during the period, versus a 0.07% return for the Index.

o    Fixed-income market conditions were positive during the period. All fixed-income sectors outperformed duration-equivalent
     Treasuries due to increased demand for riskier assets as investors' confidence grew as global equity markets significantly rallied.

o    The Fund was concentrated in higher-quality government issues during the period, which contributed positively to the Fund's performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual Cash Reserves Fund (the "Fund") outperformed its benchmark, the Lipper
     Money Market Funds Average (the "Index"). The Fund's Class Z shares posted a 0.10% return due, in part, to expense waivers in place during the period, versus a 0.07% return for the Index. Performance for all share classes can be found on page 67.

Q.   What investment environment did the Fund face during the past period?

A.   Fixed-income market conditions were positive during the period. All fixed-income sectors outperformed duration-equivalent
     Treasuries due to increased demand for riskier assets as investors' confidence grew as global equity markets significantly rallied. The positive performance of fixed-income sectors was due to tightening spreads helped by the expansion of the Term
     Asset-Backed Securities Loan Facility to include commercial mortgage-backed securities in the second half of 2009, and historically wide spreads in these sectors remained attractive compared to the low yields from U.S. Treasuries. The demand for riskier assets grew due to improving economic results through the end of 2009 that came in generally better than expected. The positive performance of fixed-income sectors versus Treasuries was the result of spread tightening as interest rates were mostly higher as the market began to price in earlier rate hikes by the U.S. Federal Reserve Board (the "Fed") than had previously been expected.

Q.   Which market factors influenced the Fund's relative performance?

A.   Short-term bond yields declined significantly during the period of April 1, 2009, through March 31, 2010, due to concerns about the financial system and economic weakness, and introduction of quantitative easing by the Fed. Yields on the two-year Treasury modestly increased 14 basis points to end the period at 1.0%. Six-month and one-year London Inter-Bank Offer Rates ("LIBOR")
     both decreased during the period as six-month LIBOR decreased 132 basis points to 0.40% and one-year LIBOR decreased 108 basis points to 0.87%.

Q.   How did portfolio composition affect Fund performance?

A.   The Fund was concentrated in higher-quality government issues during the period, which contributed positively to the Fund's performance.

Q.   What is the investment outlook for the short-term fixed income market?

A.   The U.S. Securities and Exchange Commission ("SEC") recently enacted amendments to Rule 2a-7 in an effort to reform the rules governing money market funds. These changes, which aim to increase transparency while decreasing risk, are slated to be phased-in beginning in May of this year. Dwight Asset Management Company LLC ("Dwight"), the Fund's current sub-adviser, believes that in anticipation of new SEC guidelines regarding the governance of money market mutual funds taking effect, many managers are shortening their weighted-average maturities and increasing their allocation to U.S. Treasuries.

     Dwight notes that while the Fed has committed to keeping rates low for an extended period, the LIBOR curve has begun to decompress. Albeit slight, the backup in rates has seen the three-month LIBOR increase nearly five basis points to 0.29% from the historically low levels reached in the fourth quarter of last year, marking the first consecutive monthly increase since
     September 2008. Dwight believes this dynamic may be attributable in part to the announcement by the Treasury of an increase in the Supplementary Financing Program ("SFP") from $5 billion to $200 billion (the SFP was used to fund various Fed liquidity programs during the height of the credit crisis.) Dwight feels the increase in the supply of Treasury bills is being embraced by money market investors and is forcing banks to increase offered rates as they have to contend with fewer assets in the front end of the curve.

(1) Dwight Asset Management Company LLC replaced Wellington Management Company, LLP as the sub-adviser to the fund effective following the close of business on March 12, 2010.

Cash Reserves Fund

                                                                 66

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                  Annualized       Annualized       Annualized
                                           Inception       7-Day       1 Year       5 Year           10 Year         Inception
                                             Date          Yield       Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                     04/04/95       0.00%        0.10%        2.65%            2.38%            3.24%
Class A                                     06/04/07       0.00%        0.10%         n/a              n/a             1.56%
Institutional Class                         06/04/07       0.03%        0.66%         n/a              n/a             2.09%
Lipper Money Market Funds Average           03/31/95        n/a         0.07%        2.59%            2.35%            3.27%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. The Adviser has voluntarily agreed to reimburse expenses to the extent necessary to maintain a minimum yield of 0.10% for each share class. The agreement to reimburse expenses is voluntary and may be modified or discontinued by the Adviser at any time. Absent this voluntary expense reimbursement, the Fund's return would have been lower. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A and
Institutional Class shares (as reported in the supplement dated March 12, 2010 to the July 29, 2009 prospectuses) are 0.88% and
0.30%; 4.01% and 0.55%; and 6,149.63% and 0.20%, respectively.

Return on a $10,000 Investment
____________________________________________________________________________________________________________________________________
[BAR GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Cash Reserves Fund, Class Z	Lipper Money Market Funds Average
1 year return	0.10%	0.07%

Past performance is not a guarantee of future results. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares. An investment in the Fund is not insured or guaranteed by the Federal
Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at
$1.00 per share, it is possible to lose money by investing in the Fund.

Asset Class Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Corporate Bonds	0.3%
Certificates of Deposit	22.6%
Commercial Paper	54.4%
Repurchase Agreement	8.7%
U.S. Government Obligations	14.0%

                                                                 67

OLD MUTUAL CASH RESERVES FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                            Amount (000)     Value (000)        Description                            Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Commercial Paper (F) - 54.3%                                               Commercial Paper (F) - continued
Allied Irish                                                               Versaille
   0.270%, 04/07/10                        $   1,000   $      1,000           0.250%, 05/17/10                        $   1,000   $      1,000
Amsterdam Funding                                                          Yorktown Capital
   0.230%, 05/03/10                              400            400           0.180%, 04/21/10                              400            400
   0.210%, 04/01/10                              400            400                                                               ______________
Antalis Funding
   0.250%, 05/17/10                            1,200          1,199        Total Commercial Paper (Cost $21,797)                        21,797
Atlantic Asset Securitization 144A,                                        _____________________________________________________________________
   0.200%, 04/12/10                            1,000          1,000
Australia and New Zealand Banking Group                                    Certificates of Deposit - 22.6%
   0.260%, 06/15/10                              400            400        Bank of Nova Scotia
Bank of America                                                               0.290%, 08/03/10                              250            250
   0.300%, 06/08/10                              400            400           0.285%, 09/02/10                              300            300
   0.290%, 07/07/10                              300            300        Barclays Bank
Barton Capital                                                                0.430%, 05/05/10                              300            300
   0.200%, 04/05/10                            1,000          1,000        BNP Paribas Finance
Cancara Asset Securitisation 144A,                                            0.300%, 05/14/10                              600            600
   0.230%, 04/14/10                            1,000          1,000        Calyon
Chariot Funding                                                               0.310%, 05/11/10                              300            300
   0.200%, 04/06/10                              500            500        Canadian Imperial Bank of Commerce
Charta 144A                                                                   0.890%, 05/26/10 (D)                          300            300
   0.260%, 06/02/10                            1,200          1,199        Citibank
Ciesco                                                                        0.200%, 05/03/10                              500            500
   0.180%, 04/27/10                              400            400        Commonwealth
CRC Funding                                                                   0.290%, 06/08/10                              300            300
   0.200%, 05/24/10                              400            400        Credit Agricole
Fairway Finance                                                               0.330%, 09/01/10                              300            300
   0.190%, 04/01/10                            1,000          1,000        Dexia
General Electric Capital                                                      0.320%, 05/12/10                            1,000          1,001
   0.180%, 04/20/10                              400            400        DNB Bank
Grampian Funding 144A,                                                        0.270%, 06/09/10                              300            300
   0.230%, 04/12/10                            1,200          1,200           0.260%, 07/19/10                              300            300
HSBC Bank                                                                  Nordea Bank Finland
   0.280%, 07/08/10                              300            300           0.280%, 04/07/10                              450            450
KBC Finance                                                                Rabobank
   0.260%, 05/17/10                            1,000          1,000           0.270%, 07/20/10                              400            400
KFW                                                                        Royal Bank of Canada NY
   0.150%, 04/01/10                            1,200          1,200           0.229%, 02/24/11 (D)                          300            300
Old Line                                                                   Societe Generale
   0.190%, 04/08/10                            1,000          1,000           0.300%, 05/17/10                              200            200
Ranger Funding                                                                0.290%, 07/13/10                              300            300
   0.180%, 04/22/10                              300            300        Svenska Handelsbanken
Regency                                                                       0.871%, 06/10/10 (D)                          200            200
   0.220%, 04/15/10                            1,000          1,000           0.300%, 05/13/10                              200            200
Royal Park Funding                                                         Toronto Dominion
   0.230%, 06/01/10                            1,000            999           0.300%, 04/12/10                              300            300
Scaldis                                                                    UBS
   0.250%, 04/16/10                            1,000          1,000           0.320%, 09/02/10                              500            500
Thames Asset Global                                                        Unicredit
   Securitization No 1 144A,                                                  0.280%, 05/25/10                            1,000          1,000
   0.220%, 04/20/10                            1,000          1,000        Westpac Banking
Total Capital                                                                 0.290%, 04/07/10                              450            450
   0.195%, 06/04/10                              400            400                                                               ______________
_____________________________________________________________________
                                                                           Total Certificates of Deposit (Cost $9,051)                   9,051
                                                                           _____________________________________________________________________

                                                                 68

_____________________________________________________________________      Other Information:

                                           Face                            The Fund utilizes various inputs in determining the value of its
Description                            Amount (000)     Value (000)        investments as of the reporting period end. These inputs are
_____________________________________________________________________      summarized in three broad levels as follows:

U.S. Government Agency Obligations - 14.0%                                 Level 1 - quoted prices in active markets for identical securities
FFCB                                                                       Level 2 - other significant observable inputs (including quoted
   0.187%, 04/07/10                        $     400   $        400                  prices for similar securities, interest rates, prepayment
FHLMC (F)                                                                            speeds, credit risk, etc.)
   0.240%, 09/14/10                              600            599        Level 3 - significant unobservable inputs (including the Fund's own
   0.200%, 04/07/10                              600            600                  assumption in determining the fair value of investments)
   0.200%, 04/19/10                              400            400
   0.185%, 05/17/10                              500            500        The inputs or methodology used for valuing securities are not
   0.182%, 05/04/10                              300            300        necessarily an indication of the risk associated with investing in
   0.180%, 05/11/10                            1,000          1,000        those securities. A summary of the inputs used as of March 31, 2010
FNMA (F)                                                                   in valuing the Fund's net assets were as follows (000):
   0.215%, 08/18/10                              400            399
   0.210%, 08/04/10                              700            699              Description             Level 1    Level 2    Level 3    Total
   0.190%, 05/05/10                              400            400        _____________________________________________________________________
   0.170%, 07/14/10                              300            300
                                                       ______________      Investments
                                                                              Commercial Paper              $-      $21,797       $-     $21,797
Total U.S. Government Agency Obligations                                      Certificates of Deposit        -        9,051        -       9,051
   (Cost $5,597)                                              5,597           U.S. Government
_____________________________________________________________________            Agency Obligations          -        5,597        -       5,597
                                                                              Corporate Bond                 -          120        -         120
Corporate Bond - 0.3%                                                         Repurchase Agreement           -        3,500        -       3,500
Procter & Gamble International Funding SCA                                 _____________________________________________________________________
   0.259%, 05/07/10 (D)                          120            120
                                                       ______________      Total Investments                $-      $40,065       $-     $40,065
                                                                           _____________________________________________________________________
Total Corporate Bond (Cost $120)                                120
_____________________________________________________________________      Refer to the "Security Valuation" section of Note 2 for further information.
Repurchase Agreement - 8.7%
Bank of America Agency Backed 0.01%,
   dated 03/31/2010, to be repurchased
   on 04/01/2010, repurchase
   price $3,500,001 (collateralized
   by various U.S. Government
   Obligations valued at $3,732,430,
   4.000%, 06/01/2024, total market
   value $3,558,325) (G)                       3,500          3,500
                                                       ______________

Total Repurchase Agreement (Cost $3,500)                      3,500
_____________________________________________________________________

Total Investments - 99.9% (Cost $40,065)                     40,065
_____________________________________________________________________

Other Assets and Liabilities, Net - 0.1%                         27
_____________________________________________________________________

Total Net Assets - 100.0%                                    40,092
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 91.

The accompanying notes are an integral part of the financial statements.

                                                                 69

OLD MUTUAL DWIGHT HIGH YIELD FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual Dwight High Yield Fund (the "Fund") outperformed its benchmark, the
     Barclays Capital U.S. Corporate High-Yield Bond Index (the "Index"). The Fund's Institutional Class shares posted a 59.30%
     return versus a 56.18% return for the Index.

o    Fixed-income investors across several asset classes continued to reach for more risk in lower-rated securities. This demand, coupled with the complete reopening of the primary market, allowed companies to refinance near-term maturities, which lowered default risk and led to spread compression - especially in the lowest credit tiers.

o    As the fiscal year progressed, Dwight Asset Management Company LLC reached lower in the credit spectrum for higher-yielding securities that would benefit from continued economic recovery and ready access to the primary capital market.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual Dwight High Yield Fund (the "Fund") outperformed its benchmark, the
     Barclays Capital U.S. Corporate High-Yield Bond Index (the "Index"). The Fund's Institutional Class shares posted a 59.30%
     return versus a 56.18% return for the Index.

Q.   What investment environment did the Fund face during the past period?

A.   The high-yield market has had a remarkable rally as market sentiment improved markedly since 2008. The reopening of the new-issuance market and the default rate declining closer to the historical average have been positive trends in the sector. As
     2009 progressed, investors continued to add portfolio risk, as evidenced by persistently positive inflows into high-yield mutual funds, driving primary issuance over the past fiscal year to a record-setting $244 billion. Demand for new issuance affords companies the flexibility to refinance near-term maturities and smooth out their term structures. Accordingly, this positive feedback loop has served to lessen borrowing costs through spread compression and lower company risk.

Q.   Which market factors influenced the Fund's relative performance?

A.   Fixed-income investors across several asset classes continued to reach for more risk in lower-rated securities. This demand, coupled with the complete reopening of the primary market, allowed companies to refinance near-term maturities, which lowered default risk and led to spread compression - especially in the lowest credit tiers.

Q.   How did portfolio composition affect Fund performance?

A.   As the fiscal year progressed, Dwight Asset Management Company LLC ("Dwight") reached lower in the credit spectrum for higher-yielding securities that would benefit from continued economic recovery and ready access to the primary capital market.

Dwight High Yield Fund

                                                                 70

Top Ten Holdings
as of March 31, 2010*

Casella Waste Systems 144A
11.000%, 07/15/14                                                           3.1%
___________________________________________________________________________________

CNH America
7.250%, 01/15/16                                                            3.1%
___________________________________________________________________________________

Alliance One International 144A
10.000%, 07/15/16                                                           3.1%
___________________________________________________________________________________

Navistar International
8.250%, 11/01/21                                                            3.0%
___________________________________________________________________________________

Ashtead Holdings 144A
8.625%, 08/01/15                                                            2.9%
___________________________________________________________________________________

CEVA Group 144A
11.625%, 10/01/16                                                           2.9%
___________________________________________________________________________________

Syniverse Technologies
7.750%, 08/15/13                                                            2.7%
___________________________________________________________________________________

Terex
10.875%, 06/01/16                                                           2.7%
___________________________________________________________________________________

Goodyear Tire & Rubber
10.500%, 05/15/16                                                           2.6%
___________________________________________________________________________________

Headwaters 144A
11.375%, 11/01/14                                                           2.5%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           28.6%
___________________________________________________________________________________

* Excludes short-term money market fund.

Q.   What is the investment outlook for the high-yield fixed-income market?

A.   Despite the remarkable rally in high yield, Dwight believes that spreads remain compensatory given its constructive economic view. Dwight will retain its high-quality bias as spreads of lower-quality CCC-rated names have rallied much more relative to higher-quality tiers and offer less compelling risk-adjusted return potential. In addition, Dwight expects to continue to actively participate in the primary market given attractive pricing and deal structure. Lastly, Dwight will continue to actively reassess the Fund's overall strategy pending changes in its economic view and in the quality and depth of the primary market.

                                                                                                              Dwight High Yield Fund

                                                                 71

OLD MUTUAL DWIGHT HIGH YIELD FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                                                       Annualized
                                                                                              Inception     1 Year     Inception
                                                                                                Date        Return      to Date
____________________________________________________________________________________________________________________________________

Institutional Class                                                                            11/19/07     59.30%       16.03%
Barclays Capital U.S. Corporate High-Yield Bond Index                                          11/19/07     56.18%        9.28%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's
Institutional Class shares (as reported in the July 29, 2009 prospectus) are 1.06% and 0.81%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight High Yield Fund, Institutional Class	Barclays Capital U.S. Corporate High-Yield Bond Index
11/19/07	10,000	10,000
3/31/08	9,665	9,788
3/31/09	8,914	7,898
3/31/10	14,200	12,335

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	2.2%
Cash Equivalents	6.3%
Corporate Bonds	90.4%
Mortgage Related	1.1%

                                                                 72

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                             Amount (000)     Value (000)       Description                             Amount (000)     Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - 92.5%                                                     Corporate Bond - continued
Alliance One International 144A,                                           JBS USA Finance 144A,
   10.000%, 07/15/16                    $       300      $      313           11.625%, 05/01/14                    $        98      $      112
American Axle & Manufacturing                                              Kansas City Southern
   Holdings 144A,                                                             9.375%, 05/01/12                              24              25
   9.250%, 01/15/17                              20              21        Kansas City Southern Railway
Appleton Papers 144A,                                                         8.000%, 06/01/15                             125             130
   10.500%, 06/15/15                            100             100        Linn Energy Finance 144A,
Aramark                                                                       8.625%, 04/15/20                             101             101
   3.749%, 02/01/15 (D)                         173             161        Macy's Retail Holdings
Ashtead Holdings 144A,                                                        8.875%, 07/15/15                             125             141
   8.625%, 08/01/15                             300             300        Manitowoc
Axtel SAB de CV 144A,                                                         9.500%, 02/15/18                             225             235
   9.000%, 09/22/19                             200             204        Mashantucket Western
Bon-Ton Department Stores                                                     Pequot Tribe 144A,
   10.250%, 03/15/14                            104             101           8.500%, 11/15/15 (N)                         700             175
Casella Waste Systems 144A,                                                Maxim Crane Works LP 144A,
   11.000%, 07/15/14                            300             322           12.250%, 04/15/15                            200             201
CEVA Group 144A,                                                           MGM Mirage
   11.625%, 10/01/16                            275             294           6.625%, 07/15/15                              80              66
Chesapeake Energy                                                             5.875%, 02/27/14                              90              76
   6.375%, 06/15/15                             128             126        Navistar International
Clear Channel Worldwide Holdings 144A,                                        8.250%, 11/01/21                             300             306
   9.250%, 12/15/17                             160             167        NCL 144A,
CNH America                                                                   11.750%, 11/15/16                            200             217
   7.250%, 01/15/16                             310             315        New Communications Holdings 144A,
Consol Energy 144A,                                                           8.500%, 04/15/20                             200             201
   8.250%, 04/01/20                               4               4        Omega Healthcare Investors 144A,
Con-way                                                                       7.500%, 02/15/20                             100             101
   7.250%, 01/15/18                             125             132        Overseas Shipholding Group
   6.700%, 05/01/34                             275             249           8.125%, 03/30/18                              32              32
Denbury Resources                                                          PE Paper Escrow 144A,
   7.500%, 12/15/15                             200             204           12.000%, 08/01/14                            150             169
E*Trade Financial                                                          PharmaNet Development Group 144A,
   7.875%, 12/01/15                             111             107           10.875%, 04/15/17                            110             111
Equinox Holdings 144A,                                                     Plains Exploration & Production
   9.500%, 02/01/16                             110             111           7.625%, 04/01/20                             100              99
Express Finance 144A,                                                      RDS Ultra-Deepwater 144A,
   8.750%, 03/01/18                             104             106           11.875%, 03/15/17                            200             205
Ford Motor Credit                                                          SLM, MTN,
   7.500%, 08/01/12                             200             207           8.000%, 03/25/20                              15              15
Freedom Group 144A,                                                        Steel Dynamics
   10.250%, 08/01/15                            150             159           6.750%, 04/01/15                             150             151
Geokinetics Holdings 144A,                                                 Stratus Technologies 144A,
   9.750%, 12/15/14                             100              94           12.000%, 03/29/15 (M)                        200             193
GMAC 144A,                                                                 Syniverse Technologies
   7.000%, 02/01/12                             153             156           7.750%, 08/15/13                             275             277
Goodyear Tire & Rubber                                                     Terex
   10.500%, 05/15/16                            250             270           10.875%, 06/01/16                            250             277
Headwaters 144A,                                                           Tops Markets 144A,
   11.375%, 11/01/14 (L)                        250             261           10.125%, 10/15/15                             35              36
Holly Energy Finance 144A,                                                 Toys R US
   8.250%, 03/15/18                             110             111           7.875%, 04/15/13                              80              82
Interface                                                                  Trico Shipping AS 144A,
   11.375%, 11/01/13                            125             141           11.875%, 11/01/14                            100              95
   9.500%, 02/01/14                             106             109        _____________________________________________________________________
_____________________________________________________________________

                                                                 73

OLD MUTUAL DWIGHT HIGH YIELD FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________
                                                                           Other Information:
                                        Face Amount
Description                            (000)/Shares     Value (000)        The Fund utilizes various inputs in determining the value of its
_____________________________________________________________________      investments as of the reporting period end. These inputs are summarized in three broad levels as follows:
Corporate Bond - continued
United Airlines                                                            Level 1 - quoted prices in active markets for identical securities
   12.750%, 07/15/12 (L)                $       205     $      225         Level 2 - other significant observable inputs (including quoted
United Maritime Group Finance 144A,                                                  prices for similar securities, interest rates, prepayment
   11.750%, 06/15/15 (L)                        150            154                   speeds, credit risk, etc.)
Valassis Communications                                                    Level 3 - significant unobservable inputs (including the Fund's own
   8.250%, 03/01/15                             100            103                   assumption in determining the fair value of investments)
Xerox Capital Trust I
   8.000%, 02/01/27                             100             98         The inputs or methodology used for valuing securities are not
                                                        _____________      necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2010 in
Total Corporate Bond (Cost $9,017)                           9,254         valuing the Fund's net assets were as follows (000):
_____________________________________________________________________
                                                                               Description            Level 1     Level 2     Level 3     Total
Asset-Backed Securities - 2.3%                                             ______________________________________________________________________
Home Equity - 0.3%
Residential Funding Mortgage Securities II,                                Investments
   Ser 2006-HSA2, Cl AI2 (E)                                                  Corporate Bond           $  -        $9,254       $-       $ 9,254
   5.500%, 03/25/36                              34             32            Asset-Backed Securities     -           229        -           229
                                                        _____________         Mortgage Related            -           110        -           110
                                                                              Money Market Fund         649             -        -           649
Total Home Equity                                               32         ______________________________________________________________________
_____________________________________________________________________
                                                                           Total Investments           $649        $9,593       $-       $10,242
Other - 2.0%                                                               ______________________________________________________________________
Countrywide Asset-Backed Certificates,
   Ser 2003-2, Cl M2 (D)
   2.721%, 03/26/33                             245             60         Following is a reconciliation of Level 3 assets for which significant
Textainer Marine Containers 144A,                                          unobservable inputs were used in determining fair value (000).
   Ser 2005-1A, Cl A (D)
   0.480%, 05/15/20                             155            137
                                                        _____________                                                                Investments
                                                                           ______________________________________________________________________
Total Other                                                    197
                                                        _____________      Balance as of March 31, 2009                                   $  187
                                                                              Realized gain (loss)                                            58
Total Asset-Backed Securities (Cost $386)                      229            Change in unrealized appreciation (depreciation)                 4
_____________________________________________________________________         Accrued discounts/premiums                                       2
                                                                              Net purchases (sales)                                         (251)
Mortgage Related - 1.1%                                                       Transfers in and/or out of Level 3                               -
Deutsche ALT-A Securities Alternate                                        ______________________________________________________________________
   Loan Trust, CMO,
   Ser 2007-RMP1, Cl A1B (D)                                               Balance as of March 31, 2010                                   $    -
   0.366%, 12/25/36                               3              3         ______________________________________________________________________
Granite Master Issuer, CMO,
   Ser 2007-1, Cl 2A1 (D)                                                  The information used in the above reconciliation represents fiscal
   0.310%, 12/20/54                             116            107         year to date activity for any investment in securities identified as
                                                        _____________      using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of Level 3 represents either
Total Mortgage Related (Cost $112)                             110         the beginning value (for transfers in), or the ending value (for
_____________________________________________________________________      transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period.
Money Market Fund - 6.5%
Dreyfus Cash Management Fund,                                              Refer to the "Security Valuation" section of Note 2 for further
   Institutional Class, 0.062% (A)          649,431            649         information.
                                                        _____________

Total Money Market Fund (Cost $649)                            649
_____________________________________________________________________

Total Investments - 102.4% (Cost $10,164)                   10,242
_____________________________________________________________________

Other Assets and Liabilities, Net - (2.4)%                    (242)
_____________________________________________________________________

Total Net Assets - 100.0%                               $   10,000
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page 91.

The accompanying notes are an integral part of the financial statements.

                                                                 74

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index (the "Index"). The Fund's Class Z shares posted a 9.62%
     return versus a 7.40% return for the Index.

o    The transition of the U.S. economy over the course of the last year from contractionary to expansionary carried important implications for the Fund. The Fund's exposure to, and security selection within, sectors of the fixed-income market that benefit from an improving economy proved highly remunerative to the Fund's shareholders.

o    During the fiscal year, the Fund's investments in both investment-grade and high-yield corporate bonds, particularly those of industrial issuers, proved timely. Likewise, the Fund's investments in asset-backed securities, residential mortgage pools and commercial mortgage-backed securities contributed significantly to Fund performance as the perceived risks associated with owning these securities receded as the year progressed.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual Dwight Intermediate Fixed Income Fund (the "Fund") outperformed its benchmark, the Barclays Capital U.S. Intermediate Aggregate Bond Index (the "Index"). The Fund's Class Z shares posted a 9.62%
     return versus a 7.40% return for the Index. Performance for all share classes can be found on page 77.

Q.   What investment environment did the Fund face during the past period?

A.   The U.S. Federal Reserve Board ("the Fed") has implemented unprecedented monetary easing policies to soften the blow of pervasive deleveraging in the private sector. These measures began to generate their desired effects over the course of 2009, as evidenced by dramatically improved liquidity in the structured product universe. Washington, D.C.'s, initiatives in the mortgage market have proven largely effective in supporting housing, with the collateral effect of extremely rich valuations across the agency mortgage sector. Meanwhile, positive economic data, bank capital repair and replenishment, attractive valuations, and a powerful technical environment combined to drive strong performance in the investment-grade corporate bond sector. The high-yield sector experienced a remarkable rally as improved market sentiment, the reopening of the primary market, and a declining default rate provided positive trends for the sector.

Q.   Which market factors influenced the Fund's relative performance?

A.   The transition of the U.S. economy over the course of the last year from contractionary to expansionary carried important implications for the Fund. The Fund's exposure to, and security selection within, sectors of the fixed-income market that benefit from an improving economy proved remunerative to the Fund's shareholders.

Q.   How did portfolio composition affect Fund performance?

A.   During the fiscal year, the Fund's investments in both investment-grade and high-yield corporate bonds, particularly those of industrial issuers, proved timely. Likewise, the Fund's investments in asset-backed securities, residential mortgage pools and commercial mortgage-backed securities contributed significantly to Fund performance as the perceived risks associated with owning these securities receded as the year progressed. Acting as a drag on performance was security selection within the commercial mortgage-backed securities sector. The Fund's bias towards owning higher quality tranches of these securities resulted in underperformance as the market evidenced a preference for the riskiest tranches.

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight") believes that while credit spreads have recovered meaningfully from their crisis wides, there may still be room for improvement. Dwight notes that barring any significant exogenous shocks, improving economic conditions and limited new supply should continue to bolster the case for outperformance of spread product. As such, Dwight believes rising Treasury yields could threaten the absolute return potential for bond markets in the coming months.

     Dwight believes the theme for outperformance in investment-grade corporates will continue to be diligent credit and security selection, as well as sector rotation. Dwight points out that many of the supportive dynamics that helped corporate performance during the first quarter are still in place. While mergers and acquisitions activity is a concern, Dwight does not expect broad-based leveraging events in the near term and looks for strong first-quarter earnings results to support the positive tone. Dwight notes that these factors argue for maintaining an overweight position in the sector.

                                                                                               Dwight Intermediate Fixed Income Fund

                                                                 75

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Adviser: Dwight Asset Management Company LLC

Top Ten Holdings
as of March 31, 2010*

FNMA
5.500%, 04/01/37                                                            6.3%
___________________________________________________________________________________

U.S. Treasury Note
1.375%, 03/15/13                                                            5.2%
___________________________________________________________________________________

U.S. Treasury Note
2.500%, 03/31/15                                                            4.9%
___________________________________________________________________________________

FNMA
6.000%, 04/01/39                                                            2.8%
___________________________________________________________________________________

FNMA
6.000%, 06/01/36                                                            2.1%
___________________________________________________________________________________

GNMA
5.000%, 10/15/39                                                            2.0%
___________________________________________________________________________________

FNMA
5.000%, 05/15/37                                                            1.9%
___________________________________________________________________________________

GNMA
5.000%, 11/15/39                                                            1.6%
___________________________________________________________________________________

FNMA
5.000%, 08/01/24                                                            1.3%
___________________________________________________________________________________

FNMA
4.500%, 08/01/24                                                            1.3%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           29.4%
___________________________________________________________________________________

* Excludes short-term money market fund.

Dwight maintained the Fund's underweight position in agency residential mortgage-backed securities during the first quarter of 2010 as mortgages reached their richest levels as the Fed's $1.25 trillion purchase program of agency mortgage-backed securities came to a close. Going forward, Dwight expects spread widening in this sector, which should benefit the Fund, given its current positioning.
Dwight continues to favor an overweight to the commercial mortgage-backed securities sector to take advantage of the positive yield carry and the attractive relative valuation the sector continues to enjoy. Within commercial mortgage-backed securities, Dwight maintains a bias toward earlier-vintage deals (those originated prior to 2006) and bonds at the top of the capital structure in an effort to mitigate the risk associated with deteriorating commercial real estate fundamentals, as well as any meaningful backup in spreads for credits that may have appreciated too far for their risk profile. With regard to asset-backed securities, Dwight is currently comfortable with the Fund's overweight position relative to the Index given the improved economic outlook, and will opportunistically reinvest in the consumer sector, concentrating on top-tier AAA-rated classes with low spread duration.

Dwight Intermediate Fixed Income Fund

                                                                 76

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                                                   Annualized       Annualized
                                                                        Inception       1 Year       5 Year          Inception
                                                                          Date          Return       Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                                                  07/31/03        9.62%        5.54%            5.64%
Class A with load                                                        07/31/03        4.04%        4.29%            4.63%
Class A without load                                                     07/31/03        9.24%        5.30%            5.40%
Class C with load                                                        07/31/03        7.54%        4.51%            4.61%
Class C without load                                                     07/31/03        8.54%        4.51%            4.61%
Institutional Class                                                      12/20/06 (1)    9.70%         n/a             6.46%
Barclays Capital U.S. Intermediate Aggregate Bond Index                  07/31/03        7.40%        5.46%            5.03%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 1.92% and
0.60%; 1.17% and 0.85%; 2.35% and 1.60%; and 0.77% and 0.52%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Intermediate Fixed Income Fund, Class Z	Barclays Capital Intermediate U.S. Aggregate Bond Index
7/31/03	10,000	10,000
3/31/04	10,619	10,542
3/31/05	11,013	10,635
3/31/06	11,311	10,881
3/31/07	11,988	11,588
3/31/08	12,652	12,496
3/31/09	13,155	12,919
3/31/10	14,420	13,876

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	7.7%
Cash Equivalents	13.3%
Corporate Bonds	28.8%
Mortgage Related	10.0%
Municipal Bonds	0.6%
U.S. Government Obligations	26.2%
U.S. Treasury Obligations	13.4%

                                                                 77

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                             Amount (000)    Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - 29.4%                                                     Corporate Bond - continued
America Movil SAB de CV 144A,                                              Enterprise Products Operating
   5.000%, 03/30/20                     $        280   $          276         9.750%, 01/31/14                     $        154   $          187
   3.625%, 03/30/15                              250              251      Equinox Holdings 144A,
American Axle & Manufacturing                                                 9.500%, 02/01/16                              250              252
   Holdings 144A,                                                          Exelon
   9.250%, 01/15/17                              160              171         4.900%, 06/15/15                              300              313
Anadarko Petroleum                                                         Fiserv
   8.700%, 03/15/19                              344              426         6.800%, 11/20/17                              725              804
Appleton Papers 144A,                                                      Ford Motor Credit
   10.500%, 06/15/15                             260              259         7.500%, 08/01/12                              223              231
ArcelorMittal                                                              Freeport-McMoRan
   9.000%, 02/15/15                              700              836         Copper & Gold
Ashtead Capital 144A,                                                         8.375%, 04/01/17                              109              121
   9.000%, 08/15/16                              258              261      Frontier Communications
Ashtead Holdings 144A,                                                        8.125%, 10/01/18                               57               57
   8.625%, 08/01/15                               44               44      General Electric Capital
AT&T                                                                          2.800%, 01/08/13                              700              708
   5.800%, 02/15/19                              149              159      General Electric Capital, MTN,
Axtel SAB de CV 144A,                                                         5.720%, 08/22/11                              305              309
   9.000%, 09/22/19                              210              214      Geokinetics Holdings 144A,
Bank of America                                                               9.750%, 12/15/14                              209              196
   5.650%, 05/01/18                              440              445      Goldman Sachs Group
Barclays Bank                                                                 5.950%, 01/18/18                              265              278
   5.000%, 09/22/16                              464              477      Goodyear Tire & Rubber
BP Capital Markets                                                            10.500%, 05/15/16                             405              437
   3.125%, 03/10/12                              247              256      Halliburton
Canadian Imperial Bank of                                                     6.150%, 09/15/19                              171              192
   Commerce 144A,                                                          Headwaters 144A,
   2.000%, 02/04/13                              565              567         11.375%, 11/01/14                             492              514
Case New Holland                                                           Ingersoll-Rand Global Holding
   7.125%, 03/01/14                               25               25         9.500%, 04/15/14                               95              115
Citigroup                                                                  Interface
   5.850%, 07/02/13                              400              420         11.375%, 11/01/13                             190              214
Cliffs Natural Resources                                                      9.500%, 02/01/14                              139              143
   5.900%, 03/15/20                               97               99      JBS USA Finance 144A,
CNH America                                                                   11.625%, 05/01/14                              49               56
   7.250%, 01/15/16                              230              233      JC Penney
Comcast                                                                       9.000%, 08/01/12                               25               28
   5.150%, 03/01/20                              439              443      John Deere Capital, MTN,
Consol Energy 144A,                                                           5.250%, 10/01/12                              225              244
   8.250%, 04/01/20                               49               50      Johnson Controls
Con-way                                                                       5.000%, 03/30/20                              132              132
   7.250%, 01/15/18                               48               51      JPMorgan Chase
   6.700%, 05/01/34                              182              165         6.300%, 04/23/19                              845              933
D.R. Horton                                                                Kansas City Southern
   9.750%, 09/15/10                               60               62         9.375%, 05/01/12                               32               33
Denbury Resources                                                          Kraft Foods
   9.750%, 03/01/16                              186              205         5.375%, 02/10/20                              251              255
Diamond Offshore Drilling                                                  Landry's Restaurants 144A,
   5.875%, 05/01/19                              168              182         11.625%, 12/01/15                             250              269
Discover Bank                                                              Life Technologies
   8.700%, 11/18/19                              316              346         4.400%, 03/01/15                              290              292
DP World Sukuk 144A,                                                       Ltd Brands
   6.250%, 07/02/17                              330              302         8.500%, 06/15/19                              220              245
Embarq                                                                     _____________________________________________________________________
   7.082%, 06/01/16                              560              610
_____________________________________________________________________

                                                                 78

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                             Amount (000)    Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Corporate Bond - continued                                                 Corporate Bond - continued
Macy's Retail Holdings                                                     Tengizchevroil Finance SARL 144A,
   8.875%, 07/15/15                     $        241   $          272         6.124%, 11/15/14                     $        393   $          419
Macy's Retail Holdings                                                     Terex
   5.350%, 03/15/12                               46               48         10.875%, 06/01/16                             284              315
Manufacturers & Traders Trust                                              Trico Shipping AS 144A,
   6.625%, 12/04/17                              225              241         11.875%, 11/01/14                             130              124
Morgan Stanley                                                             UBS AG, MTN,
   4.200%, 11/20/14                              677              679         2.750%, 01/08/13                              576              573
National Semiconductor                                                     United Airlines
   3.950%, 04/15/15                              290              287         12.750%, 07/15/12                             415              456
Navistar International                                                     United Maritime Group
   8.250%, 11/01/21                              256              261         Finance 144A,
NCL 144A,                                                                     11.750%, 06/15/15                             376              385
   11.750%, 11/15/16                             195              212      Vale Overseas
Nevada Power                                                                  6.250%, 01/11/16                              355              385
   7.125%, 03/15/19                              206              232      Verizon Wireless Capital 144A,
Nexen                                                                         5.550%, 02/01/14                                1                1
   6.200%, 07/30/19                              185              199      Waste Management
Novartis Capital                                                              6.375%, 03/11/15                               90              101
   4.400%, 04/24/20                               85               85      WEA Finance 144A,
Overseas Shipholding Group                                                    7.125%, 04/15/18                              436              472
   8.125%, 03/30/18                              333              331      Wells Fargo
Philip Morris International                                                   4.375%, 01/31/13                              407              430
   6.875%, 03/17/14                              805              922      Western Union 144A,
Pioneer Natural Resources                                                     5.253%, 04/01/20                               94               95
   7.500%, 01/15/20                              230              237      Williams Partners LP 144A,
PNC Bank NA                                                                   3.800%, 02/15/15                              455              454
   6.000%, 12/07/17                              565              599      Woodside Finance 144A,
Protective Life                                                               8.125%, 03/01/14                              470              538
   7.375%, 10/15/19                              400              425      WPP Finance UK
Qwest Communications                                                          8.000%, 09/15/14                              500              575
   International 144A,                                                     Xcel Energy
   8.000%, 10/01/15                              172              183         5.613%, 04/01/17                              293              308
Regions Bank                                                               Xerox
   7.500%, 05/15/18                              250              248         8.250%, 05/15/14                              385              447
Royal Bank of Scotland                                                        4.250%, 02/15/15                              335              338
   4.875%, 03/16/15                              505              505      Xstrata Finance Canada 144A,
Royal Caribbean Cruises                                                       5.500%, 11/16/11                               55               58
   7.000%, 06/15/13                               18               18                                                             ______________
   6.875%, 12/01/13                              123              124
Sempra Energy                                                              Total Corporate Bond (Cost $28,420)                            30,165
   6.500%, 06/01/16                              145              162      _____________________________________________________________________
Simon Property Group LP
   5.650%, 02/01/20                              608              593      U.S. Government Agency Obligations - 26.8%
SLM, MTN,                                                                  FNMA
   8.000%, 03/25/20                              152              148         6.500%, 11/01/36 (L)                          754              819
Steel Dynamics                                                                6.014%, 10/01/36 (D)                           39               41
   6.750%, 04/01/15                              272              274         6.000%, 02/01/23                               51               56
Suncor Energy                                                                 6.000%, 06/01/36 (L)                        2,038            2,181
   6.100%, 06/01/18                              181              195         6.000%, 11/01/36                               71               76
SunTrust Bank                                                                 6.000%, 09/01/37                               98              104
   7.250%, 03/15/18                              548              586         6.000%, 10/01/37 (I)                          112              119
Teck Resources                                                                6.000%, 04/01/39 (L)                        2,719            2,902
   10.750%, 05/15/19                             117              143         5.000%, 06/01/23 (L)                        1,121            1,184
   10.250%, 05/15/16                              25               30         5.000%, 08/01/24                            1,323            1,397
   9.750%, 05/15/14                               50               59         4.500%, 08/01/24                            1,325            1,376
_____________________________________________________________________         4.500%, 02/01/35 (L)                          757              765
                                                                           _____________________________________________________________________

                                                                 79

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

                                           Face                                                                       Face
Description                             Amount (000)    Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - continued                             Mortgage Related - continued
FNMA TBA                                                                   Banc of America Commercial
   5.500%, 04/01/37                     $      6,306   $        6,646         Mortgage, CMBS,
   5.000%, 04/15/21                              100              105         Ser 2004-5, Cl A4 (E)
   5.000%, 05/01/37                            1,900            1,951         4.936%, 11/10/41                     $        746   $          767
FHLMC Gold                                                                 Banc of America Commercial
   6.500%, 08/01/38                              279              304         Mortgage, CMBS,
   6.500%, 01/01/39                              259              282         Ser 2005-6, Cl A4 (E)(L)
   6.000%, 01/01/38                              461              498         5.350%, 09/10/47                            1,000            1,041
   6.000%, 03/01/38                              291              312      Banc of America Commercial
   6.000%, 09/01/39                              500              540         Mortgage, CMBS,
   6.000%, 11/01/39                              400              432         Ser 2006-5, Cl A1 (L)
   5.500%, 09/01/17                               48               52         5.185%, 09/10/47                              729              738
   5.500%, 02/01/21                              196              210      Commercial Mortgage Asset Trust,
   5.500%, 08/01/37                              105              111         CMBS, Ser 1999-C1, Cl C (E)
GNMA                                                                          7.350%, 01/17/32                              424              454
   5.000%, 09/15/39                               99              103      Credit Suisse First Boston
   5.000%, 10/15/39 (L)                        1,960            2,042         Mortgage Securities, CMBS,
   5.000%, 11/15/39 (L)                        1,186            1,235         Ser 1997-C2, Cl D (L)
   5.000%, 11/15/39 (L)                        1,593            1,659         7.270%, 01/17/35                              146              151
                                                       ______________      Developers Diversified
                                                                              Realty 144A, CMBS,
Total U.S. Government Agency Obligations                                      Ser 2009-DDR1, Cl A (L)
   (Cost $27,300)                                              27,502         3.807%, 10/14/22                              544              554
_____________________________________________________________________      DLJ Commercial Mortgage, CMBS,
                                                                              Ser 2000-CF1, Cl A4 (E)(L)
U.S. Treasury Obligations - 13.7%                                             8.020%, 06/10/33                               50               50
U.S. Treasury Inflation Indexed Note                                       FHLMC Multifamily Structured
   2.000%, 01/15/14 (J)                          520              648         Pass Through Certificates,
   2.000%, 07/15/14 (J)                          520              636         CMBS, K001, Cl A3 (E)(L)
U.S. Treasury Inflation Indexed Bond                                          5.469%, 01/25/12                               16               16
   2.375%, 01/15/25 (J)                          260              313      GMAC Commercial Mortgage
U.S. Treasury Note                                                            Securities, CMBS,
   3.625%, 02/15/20                              701              689         Ser 2003-C2, Cl A1 (L)
   2.375%, 02/28/15                              500              497         4.576%, 05/10/40                              833              862
   2.500%, 03/31/15                            5,200            5,185      GS Mortgage Securities II, CMBS,
   1.750%, 11/15/11                               50               51         Ser 2004-GG2, Cl A4
   1.375%, 03/15/13                            5,484            5,451         4.964%, 08/10/38                              555              571
   1.125%, 12/15/12                              100               99      JP Morgan Chase Commercial
   0.875%, 01/31/12                              499              498         Mortgage Securities, CMBS,
                                                       ______________         Ser 2001-CIB2, Cl D (E)(L)
                                                                              6.847%, 04/15/35                              150              152
Total U.S. Treasury Obligations (Cost $13,969)                 14,067      JP Morgan Chase Commercial
_____________________________________________________________________         Mortgage Securities, CMBS,
                                                                              Ser 2005-CB13, Cl A1 (L)
Mortgage Related - 10.2%                                                      3.635%, 01/12/43                                2                2
Adjustable Rate Mortgage Trust, CMO,                                       LB-UBS Commercial
   Ser 2004-4, Cl 3A1 (E)                                                     Mortgage Trust, CMBS,
   3.446%, 03/25/35                               10                9         Ser 2005-C7, Cl AM (E)
Asset Securitization, CMBS,                                                   5.263%, 11/15/40                            1,000              942
   Ser 1997-D5, Cl A1D (L)                                                 Merrill Lynch/Countrywide
   6.850%, 02/14/43                              224              233         Commercial Mortgage Trust,
Banc of America Commercial                                                    CMBS, Ser 2006-4, Cl A1 (E)(L)
   Mortgage, CMBS,                                                            3.642%, 12/12/49                               30               30
   Ser 2001-1, Cl A2                                                       _____________________________________________________________________
   6.503%, 04/15/36                              400              413
Banc of America Commercial
   Mortgage, CMBS,
   Ser 2001-PB1, Cl A2 (L)
   5.787%, 05/11/35                              436              453
_____________________________________________________________________

                                                                 80

_____________________________________________________________________      _____________________________________________________________________

                                            Face                                                                       Face
Description                              Amount (000)    Value (000)       Description                              Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Credit Card - continued
MLCC Mortgage Investors, CMO,                                              BA Credit Card Trust,
   Ser 2005-A, Cl A1 (D)(L)                                                   Ser 2006-A16, Cl A16 (L)
   0.476%, 03/25/30                       $       14    $         12          4.720%, 05/15/13                       $      629    $        647
Morgan Stanley Capital I, CMBS,                                            Capital One Multi-Asset
   Ser 2005-HQ7, Cl A1 (L)                                                    Execution Trust,
   3.864%, 11/14/42                                9               9          Ser 2009-A2, Cl A2 (L)
Morgan Stanley Dean Witter                                                    3.200%, 04/15/14                              864             886
   Capital I, CMBS,                                                        Chase Issuance Trust,
   Ser 2001-TOP3, Cl A4 (L)                                                   Ser 2005-A7, Cl A7
   6.390%, 07/15/33                              860             897          4.550%, 03/15/13                              750             773
Morgan Stanley Dean Witter                                                                                                        ______________
   Capital I, CMBS,
   Ser 2002-HQ, Cl A3 (L)                                                  Total Credit Card                                              3,284
   6.510%, 04/15/34                               54              57       _____________________________________________________________________
PNC Mortgage Acceptance, CMBS,
   Ser 2001-C1, Cl A2                                                      Home Equity - 0.2%
   6.360%, 03/12/34 (L)                          677             700       CIT Group Home Equity Loan Trust,
Protective Finance 144A, CMBS,                                                Ser 2002-1, Cl AF5 (H)(L)
   Ser 2007-PLA, Cl A1 (L)                                                    6.710%, 02/25/33                                4               2
   5.325%, 03/14/38                              674             700       Equivantage Home Equity Loan Trust,
TIAA Seasoned Commercial                                                      Ser 1996-3, Cl A3 (L)
   Mortgage Trust, CMBS,                                                      7.700%, 09/25/27                                5               4
   Ser 2007-C4, Cl A1 (E)(L)                                               HSBC Home Equity Loan Trust,
   5.669%, 08/15/39                              549             569          Ser 2006-2, Cl A1 (D)(L)
Wachovia Bank Commercial                                                      0.390%, 03/20/36                               67              62
   Mortgage Trust, CMBS,                                                   Residential Asset Securities,
   Ser 2005-C20, Cl AMFX (E)(L)                                               Ser 2001-KS3, Cl AI6 (E)(L)
   5.179%, 07/15/42                               80              74          5.960%, 09/25/31                               20              18
                                                       ______________      Soundview Home Equity Loan Trust,
                                                                              Ser 2006-OPT3, Cl 2A2 (D)(L)
Total Mortgage Related (Cost $10,296)                         10,456          0.356%, 06/25/36                               12              11
_____________________________________________________________________      Terwin Mortgage Trust,
                                                                              Ser 2005-14HE, Cl AF2 (H)(L)
Asset-Backed Securities - 7.9%                                                4.849%, 08/25/36                               86              65
Automobile - 3.7%                                                          Wells Fargo Home Equity Trust,
Ford Credit Auto Owner Trust,                                                 Ser 2004-2, Cl AI3 (E)
   Ser 2009-E, Cl A3                                                          3.970%, 05/25/34                               13              12
   1.510%, 01/15/14                            1,000           1,004                                                              ______________
Honda Auto Receivables Owner
   Trust, Ser 2009-2, Cl A3 (L)                                            Total Home Equity                                                174
   2.790%, 01/15/13                            1,010           1,033       _____________________________________________________________________
Nissan Auto Receivables Owner Trust,
   Ser 2008-B, Cl A3 (L)                                                   Other - 0.8%
   4.460%, 04/16/12                              905             924       Countrywide Asset-Backed
Volkswagen Auto Loan                                                          Certificates,
   Enhanced Trust,                                                            Ser 2003-2, Cl M2 (D)(L)
   Ser 2008-1, Cl A3 (L)                                                      2.721%, 03/26/33                               13               3
   4.500%, 07/20/12                              831             848       Countrywide Asset-Backed
                                                       ______________         Certificates, Ser 2003-5, Cl MF2 (E)
                                                                              5.959%, 11/25/33                               39              23
Total Automobile                                               3,809       Countrywide Asset-Backed
_____________________________________________________________________         Certificates, Ser 2005-7, Cl AF6 (E)
                                                                              4.693%, 10/25/35                               35              31
Credit Card - 3.2%                                                         Oil and Gas Royalty Trust 144A,
American Express Credit                                                       Ser 2005-1A, Cl A (K)
   Account Master Trust,                                                      5.090%, 07/28/12                               92              95
   Ser 2007-6, Cl A (D)                                                    Peco Energy Transition Trust,
   0.230%, 01/15/13                              733             733          Ser 2001-A, Cl A1
American Express Credit                                                       6.520%, 12/31/10                              231             236
   Account Master Trust,                                                   _____________________________________________________________________
   Ser 2009-1, Cl A (D)
   1.580%, 12/15/14                              240             245
_____________________________________________________________________

                                                                 81

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - concluded
____________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________
                                                                           Other Information:
                                          Face Amount
                                         (000)/Shares                      The Old Mutual Dwight Intermediate Fixed Income Fund invested in
Description                                Contracts     Value (000)       futures contracts and option contracts during the year ended March 31,
_____________________________________________________________________      2010. The primary types of risk associated with these derivative instruments are foreign exchange risk and interest rate risk. Refer to
Other - continued                                                          Note 2 in the Notes to Financial Statements for further discussion
TXU Electric Delivery Transition                                           about these risks and the objectives for utilizing derivative
   Bond, Ser 2004-1, Cl A2 (L)                                             instruments. The effects of these derivative instruments on the Fund's
   4.810%, 11/17/14                       $      379    $        400       financial position and financial performance as reflected in the
                                                       ______________      Statement of Assets and Liabilities and Statement of Operations are
                                                                           presented in the tables below.
Total Other                                                      788
                                                       ______________      The fair value of derivative instruments as of March 31, 2010 by risk category:
Total Asset-Backed Securities (Cost $7,983)                    8,055
_____________________________________________________________________                                Asset Derivatives    Liability Derivatives
                                                                                                  ______________________  ______________________
Municipal Bond - 0.6%                                                      Derivatives not
East Bay Municipal Utility District                                        designated                Statement              Statement
   5.874%, 06/01/40                              400             401       as hedging              of Asset and    Fair    of Asset and    Fair
New York City Municipal Water                                              instruments,             Liabilities   Value    Liabilities    Value
   Finance Authority                                                       carried at fair value     Location     (000)      Location     (000)
   6.011%, 06/15/42                              230             232       _____________________  ______________  ______  ______________  ______
                                                       ______________
                                                                           Foreign exchange       Investment              Written Option
Total Municipal Bond (Cost $630)                                 633          contracts           Securities,             Contracts,
_____________________________________________________________________                             at value         $4     at Value         $(1)
                                                                                                                   __                      ___
Purchased Option Contracts - 0.0%
Eurodollars 1-year Mid Curve                                               Total                                   $4                      $(1)
   June 2010, 2,500 Put                                                    _____________________________________________________________________
   Strike Price: $97.5*                           21               4
                                                       ______________      The effects of derivative instruments on the Statement of Operations for the year ended March 31, 2010 are as follows (000):
Total Purchased Option Contracts (Cost $11)                        4
_____________________________________________________________________      Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
                                                                           _____________________________________________________________________
Money Market Fund - 13.7%
Dreyfus Cash Management Fund,                                              Derivatives not designated as            Purchased   Written
   Institutional Class, 0.062% (A)        13,978,051          13,978       hedging instruments,           Futures     Option    Option
                                                       ______________      carried at fair value         Contracts  Contracts  Contracts  Total
                                                                           _____________________________ _________  _________  _________  _____
Total Money Market Fund (Cost $13,978)                        13,978
_____________________________________________________________________      Interest rate contracts          $28         $-         $-      $28
                                                                                                            ___         __         __      ___
Total Investments - 102.3% (Cost $102,587)                   104,860
_____________________________________________________________________      Total                            $28         $-         $-      $28
                                                                           _____________________________________________________________________
Written Option Contracts - (0.0)%
Put Option - (0.0)%
Eurodollars 1-year Mid Curve                                                 Change in Unrealized Appreciation or (Depreciation) on Derivatives
   June 2010, 2,500 Put                                                                            Recognized in Income
   Strike Price: $98*                            (21)             (1)      _____________________________________________________________________
                                                       ______________
                                                                           Derivatives not designated as            Purchased   Written
Total Put Option                                                  (1)      hedging instruments,           Futures     Option    Option
                                                       ______________      carried at fair value         Contracts  Contracts  Contracts  Total
                                                                           _____________________________ _________  _________  _________  _____
Total Written Option Contracts
   (Proceeds received $(5))                                       (1)      Interest rate contracts         $(22)       $ -       $-       $(22)
_____________________________________________________________________      Foreign exchange contracts         -         (7)       4         (3)
                                                                                                           ____        ___       __       ____
Other Assets and Liabilities, Net - (2.3)%                    (2,310)
_____________________________________________________________________      Total                           $(22)       $(7)      $4       $(25)
                                                                           _____________________________________________________________________
Total Net Assets - 100.0%                               $    102,549
_____________________________________________________________________

For descriptions of abbreviations and footnotes, please refer to page
91.

                                                                 82

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2010 in valuing the Fund's net assets were as follows (000):

                         Description                                               Level 1       Level 2       Level 3      Total
____________________________________________________________________________________________________________________________________

Investments
   Corporate Bond                                                                  $     -       $30,165        $    -     $ 30,165
   U.S. Government Agency Obligations                                                    -        26,530           972       27,502
   U.S. Treasury Obligations                                                             -        14,067             -       14,067
   Mortgage Related                                                                      -         9,756           700       10,456
   Asset-Backed Securities                                                               -         7,960            95        8,055
   Municipal Bond                                                                        -           633             -          633
   Money Market Fund                                                                13,978             -             -       13,978
   Purchased Option Contracts                                                            4             -             -            4
Other Financial Instruments
   Written Option Contracts                                                             (1)            -             -           (1)
____________________________________________________________________________________________________________________________________

Total Investments                                                                  $13,981       $89,111        $1,767     $104,859
____________________________________________________________________________________________________________________________________

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value (000).

                                                                                             Investments
________________________________________________________________________________________________________

Balance as of March 31, 2009                                                                     $1,667
   Realized gain (loss)                                                                              (8)
   Change in unrealized appreciation (depreciation)                                                  39
   Accrued discounts/premiums                                                                         1
   Net purchases (sales)                                                                            506
   Transfers in and/or out of Level 3                                                              (438)
________________________________________________________________________________________________________

Balance as of March 31, 2010                                                                     $1,767
________________________________________________________________________________________________________

The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 83

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
____________________________________________________________________________________________________________________________________

MANAGEMENT OVERVIEW (UNAUDITED)
Sub-Adviser: Dwight Asset Management Company LLC

Performance Highlights

o    For the fiscal year ended March 31, 2010, the Old Mutual Dwight Short Term Fixed Income Fund (the "Fund") outperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index (the "Index"). The Fund's Class Z shares posted a 5.73% return versus a 1.41% return for the Index.

o    The transition of the U.S. economy over the course of the last year from contractionary to expansionary carried important implications for the Fund. The Fund's exposure to, and security selection within, sectors of the fixed-income market that benefit from an improving economy proved highly remunerative to the Fund's shareholders.

o    During the fiscal year, the Fund's investments in short-dated non-agency collateralized mortgage obligations, commercial mortgage-backed securities and investment-grade corporate bonds, particularly those of industrial issuers, proved particularly rewarding as the perceived risks associated with owning these securities receded as the year progressed. Likewise, the Fund's investments in residential mortgage pools and asset-backed securities contributed meaningfully to Fund performance.

Q.   How did the Fund perform relative to its benchmark?

A.   For the fiscal year ended March 31, 2010, the Old Mutual Dwight Short Term Fixed Income Fund (the "Fund") outperformed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index (the "Index"). The Fund's Class Z shares posted a 5.73% return versus a 1.41% return for the Index. Performance for all share classes can be found on page 86.

Q.   What investment environment did the Fund face during the past period?

A.   The U.S. Federal Reserve Board ("the Fed") has implemented unprecedented monetary easing policies to soften the blow of pervasive deleveraging in the private sector. These measures began to generate their desired effects over the course of 2009, as evidenced by dramatically improved liquidity in the structured product universe. Washington, D.C.'s, initiatives in the mortgage market have proven largely effective in supporting housing, with the collateral effect of extremely rich valuations across the agency mortgage sector. Meanwhile, positive economic data, bank capital repair and replenishment, attractive valuations, and a powerful technical environment combined to drive strong performance in the investment-grade corporate bond sector.

Q.   Which market factors influenced the Fund's relative performance?

A.   The transition of the U.S. economy over the course of the last year from contractionary to expansionary carried important implications for the Fund. The Fund's exposure to, and security selection within, sectors of the fixed-income market that benefit from an improving economy proved highly remunerative to the Fund's shareholders.

Q.   How did portfolio composition affect Fund performance?

A.   During the fiscal year, the Fund's investments in short-dated non-agency collateralized mortgage obligations, commercial mortgage-backed securities and investment-grade corporate bonds, particularly those of industrial issuers, proved particularly rewarding as the perceived risks associated with owning these securities receded as the year progressed. Likewise, the Fund's investments in residential mortgage pools and asset-backed securities contributed meaningfully to Fund performance.

Q.   What is the investment outlook for the fixed-income market?

A.   Dwight Asset Management Company LLC ("Dwight") believes that while credit spreads have recovered meaningfully from their crisis wides, there may still be room for improvement. Dwight notes that barring any significant exogenous shocks, improving economic conditions and limited new supply should continue to bolster the case for outperformance of spread product. That said, Dwight believes rising Treasury yields could threaten the absolute return potential for bond markets in the coming months.

     Dwight believes that the theme for outperformance in investment-grade corporates will continue to be diligent credit and security selection, as well as sector rotation. Dwight points out that many of the supportive dynamics that helped corporate performance during the first quarter are still in place. While mergers and acquisitions activity is a concern, Dwight does not expect broad-based leveraging events in the near term and looks for strong first-quarter earnings results to support the positive tone. Dwight notes that these factors argue for maintaining an overweight position in the sector.

Dwight Short Term Fixed Income Fund

                                                                 84

Top Ten Holdings
as of March 31, 2010*

U.S. Treasury Note
2.500%, 03/31/15                                                            5.7%
___________________________________________________________________________________

U.S. Treasury Note
1.375%, 02/15/13                                                            2.8%
___________________________________________________________________________________

FNMA
5.000%, 04/15/21                                                            2.6%
___________________________________________________________________________________

U.S. Treasury Note
1.125%, 12/15/12                                                            2.3%
___________________________________________________________________________________

U.S. Treasury Note
0.875%, 01/31/12                                                            2.2%
___________________________________________________________________________________

FNMA
5.500%, 08/01/22                                                            2.1%
___________________________________________________________________________________

JP Morgan Chase Commercial
Mortgage Securities, CMBS,
Ser 2005-LDP5, Cl A1
5.035%, 12/15/44                                                            2.1%
___________________________________________________________________________________

GNMA
5.000%, 09/15/39                                                            2.0%
___________________________________________________________________________________

U.S. Treasury Inflation
Indexed Note
2.375%, 04/15/11                                                            1.7%
___________________________________________________________________________________

LB-UBS Commercial
Mortgage Trust, CMBS,
Ser 2005-C7, Cl A2
5.103%, 11/15/30                                                            1.7%
___________________________________________________________________________________

As a % of Total
Fund Investments                                                           25.2%
___________________________________________________________________________________

* Excludes short-term money market fund.

Dwight continues to substitute other higher yielding sectors such as agencies, commercial mortgage-backed securities and asset-backed securities for lower yielding U.S. Treasury securities. Within commercial mortgage-backed securities, Dwight maintains a bias toward earlier-vintage deals (those originated prior to 2006) and bonds at the top of the capital structure in an effort to mitigate the risk associated with deteriorating commercial real estate fundamentals, as well as any meaningful backup in spreads for credits that may have appreciated too far for their risk profile. With regard to asset-backed securities, Dwight is currently comfortable with the Fund's positioning given the improved economic outlook, and will opportunistically reinvest in the consumer sector, concentrating on top-tier AAA-rated classes with low spread duration.

                                                                                                 Dwight Short Term Fixed Income Fund

                                                                 85

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - continued
____________________________________________________________________________________________________________________________________

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)

Average Annual Total Returns as of March 31, 2010
____________________________________________________________________________________________________________________________________

                                                                               Annualized       Annualized       Annualized
                                                    Inception       1 Year       5 Year           10 Year         Inception
                                                       Date         Return       Return           Return           to Date
____________________________________________________________________________________________________________________________________

Class Z                                             08/31/99        5.73%         3.98%            4.10%            4.24%
Class A with load                                   07/31/03        2.33%         2.76%             n/a             2.48%
Class A without load                                07/31/03        5.48%         3.76%             n/a             3.23%
Class C with load                                   07/31/03        3.95%         3.19%             n/a             2.69%
Class C without load                                07/31/03        4.95%         3.19%             n/a             2.69%
Institutional Class                                 12/20/06 (1)    5.88%          n/a              n/a             4.30%
Merrill Lynch 1-3 Year U.S. Treasuries Index        08/31/99        1.41%         4.24%            4.42%            4.42%
____________________________________________________________________________________________________________________________________

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1)  The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

On October 1, 2004,the Fund's Shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 3.00% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the July 29, 2009 prospectuses) are 0.73% and
0.72%; 1.08% and 0.97%; 1.76% and 1.47%; and 39.51% and 0.57%, respectively.

Value of a $10,000 Investment
____________________________________________________________________________________________________________________________________
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

	Old Mutual Dwight Short Term Fixed Income Fund, Class Z	Merrill Lynch 1-3 Year U.S. Treasuries Index
3/31/00	10,000	10,000
3/31/01	10,685	10,960
3/31/02	11,276	11,552
3/31/03	11,769	12,288
3/31/04	12,167	12,572
3/31/05	12,292	12,528
3/31/06	12,629	12,819
3/31/07	13,278	13,462
3/31/08	13,930	14,672
3/31/09	14,132	15,202
3/31/10	14,942	15,416

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the March 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of March 31, 2010 - % of Total Fund Investments
____________________________________________________________________________________________________________________________________
[PIE CHART WAS REPRESENTED IN THE PRINTED MATERIAL]

Asset-Backed Securities	9.1%
Cash Equivalents	6.6%
Corporate Bonds	27.8%
Mortgage Related	26.2%
U.S. Government Obligations	15.5%
U.S. Treasury Obligations	14.8%

                                                                 86

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      ____________________________________________________________________

                                            Face                                                                      Face
Description                             Amount (000)    Value (000)        Description                            Amount (000)    Value (000)
_____________________________________________________________________      ____________________________________________________________________

Corporate Bond - 28.2%                                                     Mortgage Related - 26.6%
Alabama Power                                                              Banc of America Commercial
   4.850%, 12/15/12                     $      1,800    $     1,942           Mortgage, CMBS,
Andrew W Mellon Foundation                                                    Ser 2001-PB1, Cl A2
   3.950%, 08/01/14                            2,500          2,615           5.787%, 05/11/35                    $       1,309      $    1,359
Bank of America                                                            Banc of America Commercial
   5.375%, 09/11/12                            1,350          1,434           Mortgage, CMBS,
Bank One                                                                      Ser 2004-4, Cl A3
   7.875%, 08/01/10                            3,000          3,072           4.128%, 07/10/42                              503            503
BP Capital Markets                                                         Bear Stearns Commercial
   3.125%, 03/10/12                              500            518           Mortgage Securities, CMBS,
Canadian Imperial Bank                                                        Ser 2000-WF2, Cl B (E)
   of Commerce 144A,                                                          7.460%, 10/15/32                            1,500          1,525
   2.000%, 02/04/13                            1,740          1,747        Bear Stearns Commercial
CDP Financial 144A,                                                           Mortgage Securities, CMBS,
   3.000%, 11/25/14                            3,500          3,446           Ser 2001-TOP4, Cl A1
Citigroup                                                                     5.060%, 11/15/16                              269            272
   2.875%, 12/09/11                            1,100          1,135        Bear Stearns Commercial
Citigroup Funding                                                             Mortgage Securities, CMBS,
   1.875%, 11/15/12                            3,000          3,022           Ser 2002-PBW1, Cl A1 (E)
European Investment Bank                                                      3.970%, 11/11/35                              215            219
   3.250%, 02/15/11                            1,680          1,721        Citigroup Commercial
   3.000%, 04/08/14                            2,200          2,250           Mortgage Trust, CMBS,
FIH Erhvervsbank A/S 144A,                                                    Ser 2005-C3, Cl A1
   0.645%, 09/29/10                            2,500          2,499           4.391%, 05/15/43                              524            524
Goldman Sachs Group                                                        Commercial Mortgage Pass Through
   3.250%, 06/15/12                            2,000          2,085           Certificates, CMBS,
Hewlett-Packard                                                               Ser 2005-LP5, Cl A2
   2.950%, 08/15/12                            1,800          1,859           4.630%, 05/10/43                              252            254
HSBC USA                                                                   Credit Suisse First Boston Mortgage
   3.125%, 12/16/11                            2,438          2,524           Securities, CMBS,
International Bank for Reconstruction                                         Ser 1997-C2, Cl D
   & Development                                                              7.270%, 01/17/35                              416            430
   0.427%, 03/04/11 (D)                        2,000          2,005        Fannie Mae REMICS, CMO,
Kreditanstalt fuer Wiederaufbau                                               Ser 2003-92, Cl JW
   3.500%, 03/10/14 (D)                        2,450          2,550           5.000%, 07/25/28                            2,747          2,858
Kreditanstalt fuer Wiederaufbau, MTN,                                      Fannie Mae REMICS, CMO,
   0.527%, 03/02/11                            2,000          2,002           Ser 2006-63, Cl QB
Morgan Stanley                                                                5.500%, 09/25/27                              591            608
   2.900%, 12/01/10                            2,000          2,033        Fannie Mae REMICS, CMO,
Pfizer 4.450%, 03/15/12                        1,800          1,908           Ser 2007-79, Cl MA
PNC Funding                                                                   5.500%, 12/25/28                            1,568          1,634
   2.300%, 06/22/12                            1,500          1,534        Fannie Mae REMICS, CMO,
Principal Life Income Funding Trusts                                          Ser 2008-16, Cl A (I)
   5.150%, 06/17/11                            2,500          2,590           5.500%, 12/25/28                              417            418
Regions Bank                                                               FDIC Structured Sale Guaranteed Notes
   3.250%, 12/09/11                            2,124          2,203           144A, CMO,
Roche Holdings 144A,                                                          Ser 2010-S1, Cl 2A
   4.500%, 03/01/12                            1,800          1,903           3.250%, 04/25/38                            2,040          2,024
US Central Federal Credit Union                                            Freddie Mac REMICS, CMO,
   1.900%, 10/19/12                            3,300          3,330           Ser 2592, Cl PE (L)
Westfield Capital Corp Ltd/WT Finance                                         5.000%, 01/15/17                            1,189          1,231
   Aust/WEA Finance 144A,                                                  Freddie Mac REMICS, CMO,
   4.375%, 11/15/10                            2,410          2,448           Ser 2623, Cl AJ
Yale University, MTN,                                                         4.500%, 07/15/16                            2,169          2,226
   2.900%, 10/15/14                            3,212          3,239        Freddie Mac REMICS, CMO,
                                                       ______________         Ser 2868, Cl BE
                                                                              4.250%, 08/15/24                            1,278          1,317
Total Corporate Bond (Cost $58,489)                          59,614        ____________________________________________________________________
_____________________________________________________________________

                                                                 87

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

_____________________________________________________________________      _____________________________________________________________________

                                            Face                                                                       Face
Description                             Amount (000)    Value (000)        Description                             Amount (000)    Value (000)
_____________________________________________________________________      _____________________________________________________________________

Mortgage Related - continued                                               Mortgage Related - continued
Freddie Mac REMICS, CMO,                                                   LB-UBS Commercial Mortgage
   Ser 2890, Cl QA                                                            Trust, CMBS,
   5.000%, 01/15/18                        $     673            693           Ser 2005-C7, Cl A2
Freddie Mac REMICS, CMO,                                                      5.103%, 11/15/30                       $    3,501     $    3,530
   Ser 2916, Cl YE                                                         Merrill Lynch/Countrywide Commercial
   5.000%, 11/15/26                            1,319          1,359           Mortgage Trust, CMBS,
Freddie Mac REMICS, CMO,                                                      Ser 2006-2, Cl A1 (E)
   Ser 2989, Cl TE                                                            5.773%, 06/12/46                              414            419
   5.000%, 12/15/22                            1,305          1,338        Merrill Lynch/Countrywide Commercial
Freddie Mac REMICS, CMO,                                                      Mortgage Trust, CMBS,
   Ser 3176, Cl HL                                                            Ser 2007-9, Cl A1
   5.000%, 02/15/28                            2,035          2,061           4.277%, 09/12/49                            1,677          1,701
Freddie Mac REMICS, CMO,                                                   MLCC Mortgage Investors, CMO,
   Ser 3316, Cl EA                                                            Ser 2004-1, Cl 1A (E)(L)
   5.500%, 10/15/29                            2,866          2,927           3.355%, 12/25/34                              959            895
Freddie Mac REMICS, CMO,                                                   Morgan Stanley Capital I, CMBS,
   Ser 3405, Cl PA                                                            Ser 2004-HQ3, Cl A2
   5.000%, 10/15/31                            1,693          1,757           4.050%, 01/13/41                            2,124          2,128
GE Capital Commercial                                                      Morgan Stanley Capital I, CMBS,
   Mortgage, CMBS,                                                            Ser 2005-T19, Cl A1
   Ser 2001-2, Cl A4                                                          4.478%, 06/12/47                              135            135
   6.290%, 08/11/33                            2,000          2,087        Protective Finance 144A, CMBS,
Greenwich Capital Commercial                                                  Ser 2007-PLA, Cl A1
   Funding, CMBS,                                                             5.325%, 03/14/38                              757            787
   Ser 2005-GG3, Cl A2                                                     Prudential Commercial
   4.305%, 08/10/42                            1,486          1,510           Mortgage Trust, CMBS,
GSR Mortgage Loan Trust, CMO,                                                 Ser 2003-PWR1, Cl A1
   Ser 2005-AR3, Cl 3A2 (E)(K)                                                3.669%, 02/11/36                              573            578
   3.114%, 05/25/35                            1,239            366        Sequoia Mortgage Trust, CMO,
JP Morgan Chase Commercial                                                    Ser 2004-12, Cl A1 (D)(L)
   Mortgage Securities, CMBS,                                                 0.510%, 01/20/35                              954            794
   Ser 2001-CIB2, Cl A2                                                    Structured Asset Securities, CMO,
   6.244%, 04/15/35                               58             58           Ser 2002-21A, Cl 4A1 (E)
JP Morgan Chase Commercial                                                    3.052%, 11/25/32                            1,689          1,430
   Mortgage Securities, CMBS,                                              Wells Fargo Mortgage Backed
   Ser 2003-CB6, Cl A1                                                        Securities Trust, CMO,
   4.393%, 07/12/37                            2,089          2,155           Ser 2002-18, Cl 2A4 (L)
JP Morgan Chase Commercial                                                    6.000%, 12/25/32                              223            224
   Mortgage Securities, CMBS,                                              Wells Fargo Mortgage Backed
   Ser 2005-LDP1, Cl A2                                                       Securities Trust, CMO,
   4.625%, 03/15/46                              757            769           Ser 2005-AR3, Cl 2A1 (E)(L)
JP Morgan Chase Commercial                                                    3.248%, 03/25/35                            1,981          1,837
   Mortgage Securities, CMBS,                                                                                                     ______________
   Ser 2005-LDP5, Cl A1 (L)
   5.035%, 12/15/44                            4,409          4,437        Total Mortgage Related
JP Morgan Chase Commercial                                                    (Cost $56,960)                                            56,114
   Mortgage Securities, CMBS,                                              _____________________________________________________________________
   Ser 2006-CB14, Cl A1
   3.845%, 12/12/44                              364            365        U.S. Government Agency Obligations - 15.8%
JP Morgan Chase Commercial                                                 FHLB
   Mortgage Securities, CMBS,                                                 1.750%, 08/22/12                            2,500           2,519
   Ser 2007-CB19, Cl A1                                                    FNMA
   5.538%, 02/12/49                            1,935          1,985           5.500%, 03/15/11 (L)                        2,400           2,512
LB-UBS Commercial                                                             5.500%, 08/01/17                            1,242           1,340
   Mortgage Trust, CMBS,                                                      5.500%, 08/01/22                            4,204           4,502
   Ser 2003-C8, Cl A2                                                         1.520%, 01/27/12                            1,415           1,419
   4.207%, 11/15/27                              385            387        FNMA TBA
_____________________________________________________________________         5.500%, 04/01/37                              550             580
                                                                              5.000%, 04/15/21                            5,200           5,484
                                                                           _____________________________________________________________________

                                                                 88

_____________________________________________________________________      _____________________________________________________________________

                                            Face                                                                   Face  Amount
Description                             Amount (000)    Value (000)        Description                             (000)/Shares     Value (000)
_____________________________________________________________________      _____________________________________________________________________

U.S. Government Agency Obligations - continued                             Home Equity - 0.0%
FHLMC                                                                      Wells Fargo Home Equity Trust,
   2.125%, 03/23/12 (L)                    $   2,000    $     2,036           Ser 2004-2, Cl AI3 (E)
   1.750%, 06/15/12                            1,800          1,817           3.970%, 05/25/34                      $        25      $      25
   1.250%, 12/15/11                            3,500          3,489                                                               ______________
   0.550%, 03/09/12 (H)                        3,200          3,198
GNMA                                                                       Total Home Equity                                                25
   5.000%, 09/15/39                            4,185          4,360        _____________________________________________________________________
                                                       ______________
                                                                           Other - 1.8%
Total U.S. Government Agency                                               Entergy Gulf States Reconstruction
   Obligations (Cost $32,867)                                33,256           Funding, Ser 2007-A, Cl A1
_____________________________________________________________________         5.510%, 10/01/13                            2,609          2,759
                                                                           Fannie Mae Whole Loan,
U.S. Treasury Obligations - 15.0%                                             Ser 2001-W4, Cl AF5 (H)(L)
U.S. Treasury Inflation Indexed Note                                          6.114%, 02/25/32                              142            138
   2.375%, 04/15/11 (J)                        3,300          3,719        Oil and Gas Royalty Trust 144A,
U.S. Treasury Note                                                            Ser 2005-1A, Cl A (K)
   2.500%, 03/31/15                           12,290         12,255           5.090%, 07/28/12                              885            914
   1.375%, 02/15/13                            6,000          5,972                                                               ______________
   1.125%, 12/15/12                            5,000          4,957
   0.875%, 01/31/12                            4,699          4,693        Total Other                                                   3,811
                                                       ______________                                                             ______________
Total U.S. Treasury Obligations                                            Total Asset-Backed Securities
   (Cost $31,475)                                            31,596         (Cost $19,092)                                              19,424
_____________________________________________________________________      _____________________________________________________________________

Asset-Backed Securities - 9.2%                                             Money Market Fund - 6.7%
Automobile - 5.9%                                                          Dreyfus Cash Management Fund,
Ally Auto Receivables Trust,                                                  Institutional Class, 0.062% (A)        14,211,482         14,211
   Ser 2010-1, Cl A3                                                                                                              ______________
   1.450%, 05/15/14                              433            433
AmeriCredit Automobile                                                     Total Money Market Fund (Cost $14,211)                       14,211
   Receivables Trust,                                                      _____________________________________________________________________
   Ser 2009-1, Cl A3
   3.040%, 10/15/13                            2,820          2,891        Total Investments - 101.5% (Cost $213,094)                  214,215
Ford Credit Auto Owner Trust,                                              _____________________________________________________________________
   Ser 2008-B, Cl A3A
   4.280%, 05/15/12                            1,791          1,825        Other Assets and Liabilities, Net - (1.5)%                   (3,164)
Ford Credit Auto Owner Trust,                                              _____________________________________________________________________
   Ser 2009-E, Cl A3
   1.510%, 01/15/14                            3,425          3,440        Total Net Assets - 100.0%                                 $ 211,051
Huntington Auto Trust 144A,                                                _____________________________________________________________________
   Ser 2008-1A, Cl A3A
   4.810%, 04/16/12                            1,226          1,254        For descriptions of abbreviations and footnotes, please refer to page
Nissan Auto Receivables Owner Trust,                                       91.
   Ser 2008-B, Cl A3 (L)
   4.460%, 04/16/12                            2,537          2,589
                                                       ______________

Total Automobile                                             12,432
_____________________________________________________________________

Credit Card - 1.5%
American Express Credit
   Account Master Trust,
   Ser 2009-1, Cl A (D)
   1.580%, 12/15/14                            1,500          1,534
Capital One Multi-Asset
   Execution Trust,
   Ser 2009-A2, Cl A2
   3.200%, 04/15/14                            1,581          1,622
                                                       ______________
Total Credit Card                                             3,156
_____________________________________________________________________

                                                                 89

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - concluded
________________________________________________________________________________________________________________________________________________

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2010

Other Information:

The Fund utilizes various inputs in determining the value of its investments as of the reporting period end. These inputs are summarized in three broad levels as follows:

Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used as of March 31, 2010 in valuing the Fund's net assets were as follows (000):

                      Description                                               Level 1            Level 2           Level 3            Total
________________________________________________________________________________________________________________________________________________

Investments
   Corporate Bond                                                               $     -           $ 59,614            $    -          $ 59,614
   Mortgage Related                                                                   -             53,303             2,811            56,114
   U.S. Government Agency Obligations                                                 -             33,256                 -            33,256
   U.S. Treasury Obligations                                                          -             31,596                 -            31,596
   Asset-Backed Securities                                                            -             18,077             1,347            19,424
   Money Market Fund                                                             14,211                  -                 -            14,211
________________________________________________________________________________________________________________________________________________
Total Investments                                                               $14,211           $195,846            $4,158          $214,215
________________________________________________________________________________________________________________________________________________

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used in determining fair value (000).

                                                                                                  Investments
______________________________________________________________________________________________________________

Balance as of March 31, 2009                                                                         $ 4,165
   Realized gain (loss)                                                                                    7
   Change in unrealized appreciation (depreciation)                                                       68
   Accrued discounts/premiums                                                                              -
   Net purchases (sales)                                                                               1,171
   Transfers in and/or out of Level 3                                                                 (1,253)
______________________________________________________________________________________________________________

Balance as of March 31, 2010                                                                         $ 4,158
______________________________________________________________________________________________________________

The information used in the above reconciliation represents fiscal year to date activity for any investment in securities identified as using Level 3 inputs at either the beginning or the end of the current reporting period. Transfers in and/or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security where a change in the input level occurred from the beginning to the end of the reporting period.

Refer to the "Security Valuation" section of Note 2 for further information.

The accompanying notes are an integral part of the financial statements.

                                                                 90

NOTES TO SCHEDULE OF INVESTMENTS
________________________________________________________________________________________________________________________________________________

* Non-income producing security.

144A - Security exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On March 31, 2010, the value of these securities amounted to $1,463 (000), representing 2.5% of the net assets of the Old Mutual Barrow Hanley Core Bond Fund, $5,399 (000), representing
       13.5% of the net assets of the Old Mutual Cash Reserves Fund, $4,775 (000), representing 47.8% of the net assets of the Old
       Mutual Dwight High Yield Fund, $7,972 (000), representing 7.8% of the net assets of the Dwight Intermediate Fixed Income Fund and $17,022 (000), representing 8.1% of the net assets of the Dwight Short Term Fixed Income Fund.

(A) - The rate reported represents the 7-day effective yield as of March 31, 2010.

(B) - All or a portion of this security is held as cover for securities sold short.

(C) - All or a portion of this security is held as required margin for open futures contracts. The rate reported represents the effective yield at the time of purchase.

(D) - Floating Rate Security - The rate reported represents the security's rate as of March 31, 2010.

(E) - Variable Rate Security - The rate reported represents the effective yield at the time of purchase.

(F) - Discount Note - the rate reported on the Schedule of Investments represents the effective yield at the time of purchase.

(G) - Tri-party repurchase agreement.

(H) - The rate shown reflects the coupon rate after the step date.

(I) - Interest Only.

(J) - Inflation-Indexed Bond - The principal amount of this security is adjusted for inflation.

(K) - Security deemed to be illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. On March 31,
      2010, the value of these securities amounted to $95 (000), representing 0.1% of the net assets of the Old Mutual Dwight
      Intermediate Fixed Income Fund, $1,280 (000), representing 0.6% of the net assets of the Old Mutual Dwight Short Term Fixed
      Income Fund.

(L) - All or portion of this security is held as cover for TBAs.

(M) - Principal amount represents units consisting of fixed income and equity components.

(N) - Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.

ADR - American Depositary Receipt

Cl - Class

CMBS - Commercial Mortgage-Backed Security

CMO - Collateralized Mortgage Obligation

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

HMO - Health Maintenance Organization

ISP - Internet Service Provider

LP - Limited Partnership

MTN - Medium Term Note

R&D - Research and Development

REITs - Real Estate Investment Trusts

S&L - Savings and Loan

Ser - Series

TBA - Security traded under delayed delivery commitments settling after March 31, 2010. Income on this security will not be earned until the settlement date.

Amounts designated as "-" are either $0 or have been rounded to $0.

Cost figures are shown with "000's" omitted.

                                                                 91

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF MARCH 31, 2010

____________________________________________________________________________________________________________________________________
                                                                                                                        Old Mutual
                                                                                                                      Analytic U.S.
                                                                                                                     Long/Short Fund
____________________________________________________________________________________________________________________________________

Assets:
   Investment Securities, at cost                                                                                      $   148,112
____________________________________________________________________________________________________________________________________

   Investment Securities, at value                                                                                     $   172,660
   Cash                                                                                                                          -
   Cash Deposits Held at Prime Broker                                                                                          194
   Receivable for Capital Shares Sold                                                                                          100
   Receivable for Investment Securities Sold                                                                                 2,453
   Receivable for Dividends and Interest                                                                                       342
   Receivable from Investment Adviser                                                                                            -
   Other Assets                                                                                                                  3
____________________________________________________________________________________________________________________________________

         Total Assets                                                                                                      175,752
____________________________________________________________________________________________________________________________________

Liabilities:
   Securities Sold Short, at Value (Proceeds received of $24,016, $-, $-, $-,$-)                                            28,756
   Payable to Investment Adviser                                                                                                30
   Payable for Management Fees                                                                                                 100
   Payable for Capital Shares Redeemed                                                                                         590
   Payable for Investment Securities Purchased                                                                                 480
   Payable to Custodian                                                                                                          4
   Payable for Trustees' Fees                                                                                                   14
   Payable for Distribution and Service Fees                                                                                     -
   Variation Margin Payable on Futures Contracts                                                                                 6
   Accrued Expenses                                                                                                             84
____________________________________________________________________________________________________________________________________

         Total Liabilities                                                                                                  30,064
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                             $   145,688
____________________________________________________________________________________________________________________________________

Net Assets:
   Paid-in Capital†                                                                                                    $   209,276
   Undistributed (Distributions in Excess of) Net Investment Income/
      (Accumulated Net Investment Loss)                                                                                        582
   Accumulated Net Realized Loss on Investments, Futures Contracts
      and Securities Sold Short                                                                                            (83,982)
   Net Unrealized Appreciation on Investments, Securities Sold Short
      and Futures Contracts                                                                                                 19,812
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                             $   145,688
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                   $   125,337
Net Assets - Class A                                                                                                         4,616
Net Assets - Institutional Class                                                                                            15,735
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                     11,645,367
Outstanding Shares of Beneficial Interest - Class A                                                                        432,689
Outstanding Shares of Beneficial Interest - Institutional Class                                                          1,461,055
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                    $     10.76
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                              $     10.67
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share - Class A**                                                                           $     11.32
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                        $     10.77
____________________________________________________________________________________________________________________________________

(†)  Par Value of $0.001, unlimited authorization
(*)  Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
(**) Maximum Offering Price Per Share is equal to Net Asset Value/94.25%

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 92

____________________________________________________________________________________________________________________________________

      Old Mutual                                                                                                         Old Mutual
     Barrow Hanley                             Old Mutual                           Old Mutual                            Large Cap
      Value Fund                              Focused Fund                       Heitman REIT Fund                       Growth Fund
____________________________________________________________________________________________________________________________________

     $   120,730                              $   579,993                           $   46,294                          $   167,288
____________________________________________________________________________________________________________________________________

     $   137,760                              $   641,942                           $   63,359                          $   207,222
               -                                      194                                    -                                    -
               -                                        -                                    -                                    -
           3,979                                      634                                  269                                   16
           5,032                                        -                                2,410                                    -
             336                                      534                                  163                                  136
               3                                      294                                    -                                   16
               2                                      296                                    1                                    2
____________________________________________________________________________________________________________________________________

         147,112                                  643,894                               66,202                              207,392
____________________________________________________________________________________________________________________________________

               -                                        -                                    -                                    -
               -                                        -                                    8                                    -
              90                                      385                                   47                                  122
           3,770                                    1,089                                   27                                  102
             593                                        -                                2,789                                    -
              44                                        -                                    -                                    -
              11                                       51                                    4                                   15
               -                                        1                                    -                                    -
               -                                        -                                    -                                    -
              50                                      299                                   31                                  169
____________________________________________________________________________________________________________________________________

           4,558                                    1,825                                2,906                                  408
____________________________________________________________________________________________________________________________________

     $   142,554                              $   642,069                           $   63,296                          $   206,984
____________________________________________________________________________________________________________________________________

     $   148,655                              $ 1,791,562                           $   68,130                          $   506,928
             593                                    1,087                               (2,726)                                   -
         (23,724)                              (1,212,529)                             (19,173)                            (339,878)
          17,030                                   61,949                               17,065                               39,934
____________________________________________________________________________________________________________________________________

     $   142,554                              $   642,069                           $   63,296                          $   206,984
____________________________________________________________________________________________________________________________________

     $    88,766                              $   577,028                           $   41,059                          $   178,941
           2,514                                   33,875                                9,457                                1,066
          51,274                                   31,166                               12,780                               26,977
____________________________________________________________________________________________________________________________________

      14,342,399                               26,529,636                            5,786,329                           11,035,999
         407,657                                1,576,376                            1,339,692                               66,737
       8,296,357                                1,428,860                            1,810,136                            1,654,478
____________________________________________________________________________________________________________________________________

     $      6.19                              $     21.75                           $     7.10                          $     16.21
____________________________________________________________________________________________________________________________________

     $      6.17                              $     21.49                           $     7.06                          $     15.98
____________________________________________________________________________________________________________________________________

     $      6.55                              $     22.80                           $     7.49                          $     16.95
____________________________________________________________________________________________________________________________________

     $      6.18                              $     21.81                           $     7.06                          $     16.31
____________________________________________________________________________________________________________________________________

                                                                 93

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - continued
AS OF MARCH 31, 2010

____________________________________________________________________________________________________________________________________

                                                                                                                     Old Mutual
                                                                                                                   Strategic Small
                                                                                                                    Company Fund
____________________________________________________________________________________________________________________________________

Assets:
  Investment Securities, at cost                                                                                     $    89,335
____________________________________________________________________________________________________________________________________

  Investment Securities, at value                                                                                    $   111,014
  Repurchase Agreement, at value                                                                                               -
  Cash                                                                                                                         -
  Receivable for Capital Shares Sold                                                                                           4
  Receivable for Investment Securities Sold                                                                                1,563
  Receivable for Dividends and Interest                                                                                       41
  Receivable from Investment Adviser                                                                                          26
  Other Assets                                                                                                               432
____________________________________________________________________________________________________________________________________

     Total Assets                                                                                                        113,080
____________________________________________________________________________________________________________________________________

Liabilities:
  Payable for Capital Shares Redeemed                                                                                         59
  Payable for Management Fees                                                                                                 89
  Payable for Trustees' Fees                                                                                                   9
  Payable for Investment Securities Purchased                                                                              1,247
  Accrued Expenses                                                                                                           112
____________________________________________________________________________________________________________________________________

     Total Liabilities                                                                                                     1,516
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                           $   111,564
____________________________________________________________________________________________________________________________________

Net Assets:
  Paid-in Capital†                                                                                                   $   152,389
  Undistributed (Distribution in Excess of) Net Investment Income/
    (Accumulated Net Investment Loss)                                                                                        187
  Accumulated Net Realized Loss on Investments                                                                           (62,691)
  Net Unrealized Appreciation on Investments                                                                              21,679
____________________________________________________________________________________________________________________________________

Net Assets                                                                                                           $   111,564
____________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                                 $   107,478
Net Assets - Class A                                                                                                         918
Net Assets - Institutional Class                                                                                           3,168
____________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                                   11,381,203
Outstanding Shares of Beneficial Interest - Class A                                                                       99,239
Outstanding Shares of Beneficial Interest - Institutional Class                                                          333,903
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                                  $      9.44
____________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                            $      9.25
____________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share - Class A**                                                                         $      9.81
____________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                                      $      9.49
____________________________________________________________________________________________________________________________________

 † Par Value of $0.001, unlimited authorization
 * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
** Maximum Offering Price Per Share is equal to Net Asset Value/94.25%
N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 94

____________________________________________________________________________________________________________________________________

        Old Mutual                               Old Mutual                        Old Mutual                    Old Mutual
       TS&W Mid-Cap                            TS&W Small Cap                     Barrow Hanley                 Cash Reserves
        Value Fund                               Value Fund                      Core Bond Fund                     Fund
____________________________________________________________________________________________________________________________________

       $   225,015                               $   90,482                        $   53,305                    $    40,065
____________________________________________________________________________________________________________________________________

       $   257,204                               $  118,823                        $   55,697                    $    36,565
                 -                                        -                                 -                          3,500
                 -                                        -                                 -                             23
               530                                       26                             2,650                             11
             4,200                                      737                                 -                              -
               366                                      144                               547                             16
                28                                        -                                 1                             46
                 2                                        3                                 1                              1
____________________________________________________________________________________________________________________________________

           262,330                                  119,733                            58,896                         40,162
____________________________________________________________________________________________________________________________________

             2,017                                    1,047                               625                             20
               204                                      100                                28                              7
                17                                        8                                 4                              3
             5,839                                       63                               831                              -
                73                                       48                                17                             40
____________________________________________________________________________________________________________________________________

             8,150                                    1,266                             1,505                             70
____________________________________________________________________________________________________________________________________

       $   254,180                               $  118,467                        $   57,391                    $    40,092
____________________________________________________________________________________________________________________________________

       $   279,608                               $  107,413                        $   55,265                    $    40,092

               110                                        -                                 1                              -
           (57,727)                                 (17,287)                             (267)                             -
            32,189                                   28,341                             2,392                              -
____________________________________________________________________________________________________________________________________

       $   254,180                               $  118,467                        $   57,391                    $    40,092
____________________________________________________________________________________________________________________________________

       $    76,965                               $   86,737                               N/A                    $    25,019
             5,408                                    4,815                               N/A                          1,072
           171,807                                   26,915                        $   57,391                         14,001
____________________________________________________________________________________________________________________________________

         9,712,584                                5,162,028                               N/A                     25,026,969
           688,098                                  293,106                               N/A                      1,071,867
        21,683,426                                1,595,666                         5,483,635                     14,000,699
____________________________________________________________________________________________________________________________________

       $      7.92                               $    16.80                               N/A                    $      1.00
____________________________________________________________________________________________________________________________________

       $      7.86                               $    16.43                               N/A                    $      1.00
____________________________________________________________________________________________________________________________________

       $      8.34                               $    17.43                               N/A                            N/A
____________________________________________________________________________________________________________________________________

       $      7.92                               $    16.87                        $    10.47                    $      1.00
____________________________________________________________________________________________________________________________________

                                                                 95

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - concluded
AS OF MARCH 31, 2010

_____________________________________________________________________________________________________________________________________________________________

                                                                                                   Old Mutual           Old Mutual            Old Mutual
                                                                                                   Dwight High     Dwight Intermediate     Dwight Short Term
                                                                                                   Yield Fund       Fixed Income Fund      Fixed Income Fund
_____________________________________________________________________________________________________________________________________________________________

Assets:
  Investment Securities, at cost                                                                    $ 10,164           $  102,587             $   213,094
_____________________________________________________________________________________________________________________________________________________________

  Investment Securities, at value                                                                   $ 10,242           $  104,860             $   214,215
  Receivable for Capital Shares Sold                                                                       -                3,372                   2,470
  Receivable for Investment Securities Sold                                                              708               17,167                       -
  Receivable for Dividends and Interest                                                                  196                  677                     925
  Receivable from Investment Adviser                                                                       -                   23                       -
  Other Assets                                                                                             -                    1                       2
_____________________________________________________________________________________________________________________________________________________________

     Total Assets                                                                                     11,146              126,100                 217,612
_____________________________________________________________________________________________________________________________________________________________

Liabilities:
  Payable to Investment Adviser                                                                            3                    -                      25
  Payable for Management Fees                                                                              6                   39                      81
  Payable for Capital Shares Redeemed                                                                      -                  152                     248
  Payable for Investment Securities Purchased                                                          1,128               23,179                   6,075
  Income Distribution Payable                                                                              -                  116                      54
  Payable for Trustees' Fees                                                                               1                    9                      17
  Payable for Distribution and Service Fees                                                                -                    7                       4
  Written Option Contracts, at Value, (Proceeds received of $-, $5, $-)                                    -                    1                       -
  Accrued Expenses                                                                                         8                   48                      57
_____________________________________________________________________________________________________________________________________________________________

     Total Liabilities                                                                                 1,146               23,551                   6,561
_____________________________________________________________________________________________________________________________________________________________

Net Assets                                                                                          $ 10,000           $  102,549             $   211,051
_____________________________________________________________________________________________________________________________________________________________

Net Assets:
  Paid-in Capital†                                                                                  $  9,460           $   98,839             $   211,733
  Undistributed (Distributions in Excess of) Net Investment Income/
    (Accumulated Net Investment Loss)                                                                     18                    1                      (8)
  Accumulated Net Realized Gain (Loss) on Investments and Future Contracts                               444                1,432                  (1,795)
  Net Unrealized Appreciation on Investments and Written Options                                          78                2,277                   1,121
_____________________________________________________________________________________________________________________________________________________________

Net Assets                                                                                          $ 10,000           $  102,549             $   211,051
_____________________________________________________________________________________________________________________________________________________________

Net Assets - Class Z                                                                                     N/A           $   10,659             $   135,568
Net Assets - Class A                                                                                     N/A               52,148                  40,848
Net Assets - Class C                                                                                     N/A               20,717                  17,726
Net Assets - Institutional Class                                                                    $ 10,000               19,025                  16,909
_____________________________________________________________________________________________________________________________________________________________

Outstanding Shares of Beneficial Interest - Class Z                                                      N/A            1,041,193              13,492,229
Outstanding Shares of Beneficial Interest - Class A                                                      N/A            5,091,010               4,064,357
Outstanding Shares of Beneficial Interest - Class C                                                      N/A            2,023,654               1,765,015
Outstanding Shares of Beneficial Interest - Institutional Class                                      937,404            1,856,498               1,683,571
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                      N/A           $    10.24             $     10.05
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value and Redemption Price Per Share - Class A*                                                N/A           $    10.24             $     10.05
_____________________________________________________________________________________________________________________________________________________________

Maximum Offering Price Per Share - Class A                                                               N/A           $    10.75**           $     10.36***
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Class C††*                                    N/A           $    10.24             $     10.04
_____________________________________________________________________________________________________________________________________________________________

Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                     $  10.67           $    10.25             $     10.04
_____________________________________________________________________________________________________________________________________________________________

  † Par Value of $0.001, unlimited authorization
 †† Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
  * Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
 ** Maximum Offering Price Per Share is equal to Net Asset Value/95.25%
*** Maximum Offering Price Per Share is equal to Net Asset Value/97.00%
N/A - Not Applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 96

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MARCH 31, 2010

____________________________________________________________________________________________________________________________________

                                                                                                                     Old Mutual
                                                                                                                    Analytic U.S.
                                                                                                                     Long/Short
                                                                                                                        Fund
____________________________________________________________________________________________________________________________________

Investment Income:
  Dividends                                                                                                            $ 3,957
  Interest                                                                                                                  10
  Less: Foreign Taxes Withheld                                                                                               -
____________________________________________________________________________________________________________________________________

    Total Investment Income                                                                                              3,967
____________________________________________________________________________________________________________________________________

Expenses:
  Management Fees                                                                                                        1,392
  Distribution and Service fees:
     Class A                                                                                                                12
     Class C                                                                                                                15
  Professional Fees                                                                                                         88
  Registration and SEC Fees                                                                                                 49
  Custodian Fees                                                                                                            30
  Printing Fees                                                                                                             26
  Trustees' Fees                                                                                                            35
  Transfer Agent Fees                                                                                                      192
  Dividend Expense on Securities Sold Short                                                                                141
  Interest Expense on Securities Sold Short                                                                                179
  Other Expenses                                                                                                            33
____________________________________________________________________________________________________________________________________

    Total Expenses                                                                                                       2,192
____________________________________________________________________________________________________________________________________

Less:
  Net (Waiver) Recoupment of Management Fees                                                                                21
____________________________________________________________________________________________________________________________________

    Net Expenses                                                                                                         2,213
____________________________________________________________________________________________________________________________________

  Net Investment Income                                                                                                  1,754
____________________________________________________________________________________________________________________________________

  Net Realized Gain (Loss) from Security Transactions (including Securities Sold Short)                                 24,687
  Net Realized Gain on Futures Contracts                                                                                 1,899
  Net Change in Unrealized Appreciation (Depreciation) on Investments (including securities Sold Short)                 31,607
  Net Change in Unrealized Depreciation on Futures Contracts                                                              (172)
____________________________________________________________________________________________________________________________________

  Net Realized and Unrealized Gain on Investments                                                                       58,021
____________________________________________________________________________________________________________________________________

  Increase in Net Assets Resulting from Operations                                                                     $59,775
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                 98

____________________________________________________________________________________________________________________________________

                                                                                                               Old Mutual
              Old Mutual                        Old Mutual                    Old Mutual                       Large Cap
             Barrow Hanley                       Focused                     Heitman REIT                        Growth
              Value Fund                           Fund                          Fund                             Fund
____________________________________________________________________________________________________________________________________

               $  4,072                         $  3,920                       $ 1,604                          $ 2,543
                      -                                -                             -                                -
                    (23)                             (18)                            -                              (14)
____________________________________________________________________________________________________________________________________

                  4,049                            3,902                         1,604                            2,529
____________________________________________________________________________________________________________________________________

                  1,100                            1,886                           428                            1,401

                      7                               41                            19                                4
                      8                                8                             3                               11
                     65                              155                            24                               93
                     43                               20                            34                              (29)
                      8                                5                             7                               12
                     20                              402                            17                              136
                     29                               78                            10                               39
                    146                              895                            95                              872
                      -                                -                             -                                -
                      -                                -                             -                                -
                     24                               31                            11                               31
____________________________________________________________________________________________________________________________________

                  1,450                            3,521                           648                            2,570
____________________________________________________________________________________________________________________________________

                   (104)                          (1,007)                          (51)                            (556)
____________________________________________________________________________________________________________________________________

                  1,346                            2,514                           597                            2,014
____________________________________________________________________________________________________________________________________

                  2,703                            1,388                         1,007                              515
____________________________________________________________________________________________________________________________________

                (19,147)                         103,041                         3,159                            5,496
                      -                                -                             -                                -
                 78,252                          (41,764)                       26,027                           60,472
                      -                                -                             -                                -
____________________________________________________________________________________________________________________________________

                 59,105                           61,277                        29,186                           65,968
____________________________________________________________________________________________________________________________________

               $ 61,808                         $ 62,665                       $30,193                          $66,483
____________________________________________________________________________________________________________________________________

                                                                 99

STATEMENTS OF OPERATIONS (000) - continued
FOR THE YEAR ENDED MARCH 31, 2010

____________________________________________________________________________________________________________________________________

                                                                                                                      Old Mutual
                                                                                                                    Strategic Small
                                                                                                                        Company
                                                                                                                         Fund
____________________________________________________________________________________________________________________________________

Investment Income:
  Dividends                                                                                                            $   714
  Interest                                                                                                                   -
  Less: Foreign Taxes Withheld                                                                                              (9)
____________________________________________________________________________________________________________________________________

    Total Investment Income                                                                                                705
____________________________________________________________________________________________________________________________________

Expenses:
  Management Fees                                                                                                        1,021
  Distribution and Service Fees:
     Class A                                                                                                                 2
     Class C                                                                                                                 -
  Professional Fees                                                                                                         49
  Registration and SEC Fees                                                                                                (10)
  Custodian Fees                                                                                                            30
  Printing Fees                                                                                                            135
  Trustees' Fees                                                                                                            23
  Transfer Agent Fees                                                                                                      519
  Offering Costs                                                                                                             -
  Pricing Fees                                                                                                               5
  Other Expenses                                                                                                            24
____________________________________________________________________________________________________________________________________

    Total Expenses                                                                                                       1,798
____________________________________________________________________________________________________________________________________

Less:
  Net (Waiver) Recoupment of Management Fees                                                                              (422)
  Reimbursement of Other Expenses by Adviser                                                                                 -
____________________________________________________________________________________________________________________________________

    Net Expenses                                                                                                         1,376
____________________________________________________________________________________________________________________________________

  Net Investment Income (Loss)                                                                                            (671)
____________________________________________________________________________________________________________________________________

  Net Increase from Payment by Affiliates (2)                                                                               46
  Net Realized Gain (Loss) from Security Transactions                                                                   14,866
  Net Change in Unrealized Appreciation on Investments                                                                  25,979
____________________________________________________________________________________________________________________________________

  Net Realized and Unrealized Gain on Investments                                                                       40,891
____________________________________________________________________________________________________________________________________

  Increase in Net Assets Resulting from Operations                                                                     $40,220
____________________________________________________________________________________________________________________________________

(1) See Note 3.
(2) See Note 2.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                100

____________________________________________________________________________________________________________________________________

                                                                              Old Mutual
              Old Mutual                        Old Mutual                      Barrow                         Old Mutual
                 TS&W                              TS&W                         Hanley                            Cash
               Mid-Cap                          Small Cap                     Core Bond                         Reserves
              Value Fund                        Value Fund                       Fund                             Fund
____________________________________________________________________________________________________________________________________

                $ 3,757                          $ 1,421                        $    4                           $   -
                      -                                -                         2,706                             119
                     (9)                               -                             -                               -
____________________________________________________________________________________________________________________________________

                  3,748                            1,421                         2,710                             119
____________________________________________________________________________________________________________________________________

                  1,979                              994                           312                             123

                     15                               10                             -                               3
                      9                                9                             -                              13
                     96                               46                            23                              15
                      7                               (3)                           19                              45
                     13                               10                             6                              14
                     59                               27                             -                              34
                     44                               21                            10                               6
                    241                              130                             1                             100
                      9                               11                             -                               -
                      1                                1                            27                               7
                     30                               18                            10                              37
____________________________________________________________________________________________________________________________________

                  2,503                            1,274                           408                             397
____________________________________________________________________________________________________________________________________

                   (300)                             (44)                          (44)                           (123)(1)
                      -                                -                             -                            (185)(1)
____________________________________________________________________________________________________________________________________

                  2,203                            1,230                           364                              89
____________________________________________________________________________________________________________________________________

                  1,545                              191                         2,346                              30
____________________________________________________________________________________________________________________________________

                      -                                -                             -                               -
                 19,740                            2,004                          (225)                              -
                 43,872                           33,426                         3,755                               -
____________________________________________________________________________________________________________________________________

                 63,612                           35,430                         3,530                               -
____________________________________________________________________________________________________________________________________

                $65,157                          $35,621                        $5,876                           $  30
____________________________________________________________________________________________________________________________________

                                                                101

STATEMENTS OF OPERATIONS (000) - concluded
FOR THE YEAR ENDED MARCH 31, 2010

_____________________________________________________________________________________________________________________________________________________________

                                                                                                                                          Old Mutual
                                                                                                                      Old Mutual            Dwight
                                                                                                   Old Mutual           Dwight            Short Term
                                                                                                     Dwight          Intermediate           Fixed
                                                                                                   High Yield        Fixed Income           Income
                                                                                                      Fund               Fund                Fund
_____________________________________________________________________________________________________________________________________________________________

Investment Income:
  Dividends                                                                                          $    2             $   34             $    40
  Interest                                                                                            1,787              4,507               6,786
_____________________________________________________________________________________________________________________________________________________________

    Total Investment Income                                                                           1,789              4,541               6,826
_____________________________________________________________________________________________________________________________________________________________

Expenses:
  Management Fees                                                                                        88                476                 926
  Distribution and Service Fees:
     Class A                                                                                              -                139                 113
     Class C                                                                                              -                236                 126
  Professional Fees                                                                                       6                 52                 101
  Registration and SEC Fees                                                                              19                 35                  48
  Custodian Fees                                                                                          4                 13                  12
  Printing Fees                                                                                           -                 33                  41
  Trustees' Fees                                                                                          2                 21                  42
  Transfer Agent Fees                                                                                     1                105                 134
  Pricing Fees                                                                                            6                 38                  16
  Other Expenses                                                                                          5                 20                  32
_____________________________________________________________________________________________________________________________________________________________

    Total Expenses                                                                                      131              1,168               1,591
_____________________________________________________________________________________________________________________________________________________________

Less:
  Net (Waiver) Recoupment of Management Fees                                                            (30)              (194)                 76
_____________________________________________________________________________________________________________________________________________________________

    Net Expenses                                                                                        101                974               1,667
_____________________________________________________________________________________________________________________________________________________________

  Net Investment Income                                                                               1,688              3,567               5,159
_____________________________________________________________________________________________________________________________________________________________

  Net Realized Gain from Security Transactions                                                        1,116              2,285                 936
  Net Realized Gain on Futures Contracts                                                                  -                 28                   -
  Net Change in Unrealized Appreciation on Investments                                                2,869              3,317               5,091
  Net Change in Unrealized Depreciation on Futures Contracts                                              -                (22)                  -
  Net Change in Unrealized Appreciation on Written Option Contracts                                       -                  4                   -
_____________________________________________________________________________________________________________________________________________________________

  Net Realized and Unrealized Gain on Investments                                                     3,985              5,612               6,027
_____________________________________________________________________________________________________________________________________________________________

  Increase in Net Assets Resulting from Operations                                                   $5,673             $9,179             $11,186
_____________________________________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                102

STATEMENTS OF CHANGES IN NET ASSETS (000)

___________________________________________________________________________________________________________________________________________________

                                                                                                                               Old Mutual
                                                                                                                      Analytic U.S. Long/Short Fund
___________________________________________________________________________________________________________________________________________________

                                                                                                                         4/1/09 to     4/1/08 to
                                                                                                                          3/31/10       3/31/09
___________________________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                                                                                 $   1,754     $     905
   Net Realized Gain (Loss) from Investments (including Securities Sold Short) and Futures Contracts                        26,586       (89,014)
   Net Change in Unrealized Appreciation (Depreciation) on Investments (including Securities Sold Short)
      and Futures Contracts                                                                                                 31,435       (13,735)
___________________________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                                          59,775      (101,844)
___________________________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                               (1,239)         (614)
      Class A                                                                                                                  (27)          (26)
      Class C                                                                                                                    -           (11)
      Institutional Class                                                                                                     (252)          (90)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                                    -             -
      Class A                                                                                                                    -             -
      Class C                                                                                                                    -             -
      Institutional Class                                                                                                        -             -
   Return of Capital:
      Class Z                                                                                                                    -             -
      Institutional Class                                                                                                        -             -
___________________________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                                        (1,518)         (741)
___________________________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions(1)                                           (95,467)      172,116
___________________________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                                 (37,210)       69,531
___________________________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                                  182,898       113,367
___________________________________________________________________________________________________________________________________________________

      End of Period                                                                                                      $ 145,688    $  182,898
___________________________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)                    $     582    $      345
___________________________________________________________________________________________________________________________________________________

(1) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                104

____________________________________________________________________________________________________________________________________

        Old Mutual                       Old Mutual                       Old Mutual                           Old Mutual
 Barrow Hanley Value Fund               Focused Fund                   Heitman REIT Fund                  Large Cap Growth Fund
____________________________________________________________________________________________________________________________________

4/1/09 to        4/1/08 to        4/1/09 to        4/1/08 to        4/1/09 to         4/1/08 to          4/1/09 to        4/1/08 to
 3/31/10          3/31/09          3/31/10          3/31/09          3/31/10           3/31/09            3/31/10          3/31/09
____________________________________________________________________________________________________________________________________

$  2,703         $  4,057         $  1,388         $  1,088         $  1,007          $  1,952           $    515         $    154
 (19,147)          (4,111)         103,041          (33,358)           3,159           (21,864)             5,496          (40,013)

  78,252          (60,420)         (41,764)             446           26,027           (25,800)            60,472          (31,416)
____________________________________________________________________________________________________________________________________

  61,808          (60,474)          62,665          (31,824)          30,193           (45,712)            66,483          (71,275)
____________________________________________________________________________________________________________________________________

  (1,702)          (1,781)            (561)            (723)            (788)           (1,060)              (567)               -
     (46)             (63)            (140)             (33)            (154)             (161)                (1)               -
      (8)             (39)               -              (11)              (5)               (8)                 -                -
  (1,330)          (1,198)            (148)            (271)            (160)             (202)              (111)               -

       -                -                -             (199)               -                 -                  -                -
       -                -                -               (9)               -                 -                  -                -
       -                -                -               (3)               -                 -                  -                -
       -                -                -              (73)               -                 -                  -                -

       -                -                -                -                -                 -                (63)               -
       -                -                -                -                -                 -                (55)               -
____________________________________________________________________________________________________________________________________

  (3,086)          (3,081)            (849)          (1,322)          (1,107)           (1,431)              (797)               -
____________________________________________________________________________________________________________________________________

 (31,253)          35,203          519,249           51,125            4,034           (26,574)              (854)         114,226
____________________________________________________________________________________________________________________________________

  27,469          (28,352)         581,065           17,979           33,120           (73,717)            64,832           42,951
____________________________________________________________________________________________________________________________________

 115,085          143,437           61,004           43,025           30,176           103,893            142,152           99,201
____________________________________________________________________________________________________________________________________

$142,554         $115,085         $642,069         $ 61,004         $ 63,296          $ 30,176           $206,984         $142,152
____________________________________________________________________________________________________________________________________

$    593         $    976         $  1,087         $    258         $ (2,726)         $ (2,348)          $      -         $    164
____________________________________________________________________________________________________________________________________

                                                                105

STATEMENTS OF CHANGES IN NET ASSETS (000)- continued

____________________________________________________________________________________________________________________________________

                                                                                                                 Old Mutual
                                                                                                               Strategic Small
                                                                                                                Company Fund
____________________________________________________________________________________________________________________________________

                                                                                                         4/1/09 to        4/1/08 to
                                                                                                          3/31/10          3/31/09
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income (Loss)                                                                          $   (671)        $     (7)
   Net Increase from Payment by Affiliates(1)                                                                  46               15
   Net Realized Gain (Loss) from Investments                                                               14,866          (10,866)
   Net Change in Unrealized Appreciation (Depreciation) on Investments                                     25,979            1,727
____________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations                                         40,220           (9,131)
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                (250)               -
      Class A                                                                                                  (1)               -
      Class C                                                                                                   -                -
      Institutional Class                                                                                     (14)               -
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                   -                -
      Class A                                                                                                   -                -
      Class C                                                                                                   -                -
      Institutional Class                                                                                       -                -
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                         (265)               -
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions(2)                          (20,625)          75,915
____________________________________________________________________________________________________________________________________

   Total Increase (Decrease) in Net Assets                                                                 19,330           66,784
____________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                  92,234           25,450
____________________________________________________________________________________________________________________________________

      End of Period                                                                                      $111,564         $ 92,234
____________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)    $    187         $    (11)
____________________________________________________________________________________________________________________________________

(1) See Note 2.
(2) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                106

____________________________________________________________________________________________________________________________________

          Old Mutual                        Old Mutual                        Old Mutual
         TS&W Mid-Cap                     TS&W Small Cap                     Barrow Hanley                      Old Mutual
          Value Fund                        Value Fund                      Core Bond Fund                  Cash Reserves Fund
____________________________________________________________________________________________________________________________________

  4/1/09 to        4/1/08 to        4/1/09 to        4/1/08 to        4/1/09 to        4/1/08 to        4/1/09 to        4/1/08 to
   3/31/10          3/31/09          3/31/10          3/31/09          3/31/10          3/31/09          3/31/10          3/31/09
____________________________________________________________________________________________________________________________________

  $  1,545         $    323         $    191         $     59         $  2,346         $  2,500         $     30         $    550
         -                -                -                2                -                -                -                -
    19,740          (35,871)           2,004          (11,121)            (225)           1,508                -                2
    43,872            9,148           33,426           (7,989)           3,755           (2,208)               -                -
____________________________________________________________________________________________________________________________________

    65,157          (26,400)          35,621          (19,049)           5,876            1,800               30              552
____________________________________________________________________________________________________________________________________

      (375)               -             (146)             (43)               -                -              (29)            (530)
       (12)             (21)              (1)              (2)               -                -               (1)              (9)
         -               (8)               -               (1)               -                -               (1)             (10)
      (927)            (268)             (88)               -           (2,357)          (2,486)               -                -

         -                -                -           (3,991)               -                -                -                -
         -                -                -             (218)               -                -                -                -
         -                -                -             (116)               -                -                -                -
         -                -                -                -           (1,256)            (759)               -                -
____________________________________________________________________________________________________________________________________

    (1,314)            (297)            (235)          (4,371)          (3,613)          (3,245)             (31)            (549)
____________________________________________________________________________________________________________________________________

    65,306           91,027           23,388           35,306           12,037           (2,524)           3,086           (3,135)
____________________________________________________________________________________________________________________________________

   129,149           64,330           58,774           11,886           14,300           (3,969)           3,085           (3,132)
____________________________________________________________________________________________________________________________________

   125,031           60,701           59,693           47,807           43,091           47,060           37,007           40,139
____________________________________________________________________________________________________________________________________

  $254,180         $125,031         $118,467         $ 59,693         $ 57,391         $ 43,091         $ 40,092         $ 37,007
____________________________________________________________________________________________________________________________________

  $    110         $    106         $      -         $     10         $      1         $      -         $      -         $      1
____________________________________________________________________________________________________________________________________

                                                                107

STATEMENTS OF CHANGES IN NET ASSETS (000)- concluded

____________________________________________________________________________________________________________________________________

                                                                                                                 Old Mutual
                                                                                                            Dwight High Yield Fund
____________________________________________________________________________________________________________________________________

                                                                                                         4/1/09 to       4/1/08 to
                                                                                                          3/31/10         3/31/09
____________________________________________________________________________________________________________________________________

Investment Activities:
   Net Investment Income                                                                                 $  1,688        $  1,114
   Net Increase from Payment by Affiliates(1)                                                                   -               -
   Net Realized Gain (Loss) from Investments and Futures Contracts                                          1,116            (402)
   Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and
      Written Option Contracts                                                                              2,869          (1,890)
____________________________________________________________________________________________________________________________________

   Net Increase (Decrease) in Net Assets Resulting from Operations and Futures Contracts                    5,673          (1,178)
____________________________________________________________________________________________________________________________________

Dividends and Distributions to Shareholders From:
   Net Investment Income:
      Class Z                                                                                                   -               -
      Class A                                                                                                   -               -
      Class C                                                                                                   -               -
      Institutional Class                                                                                  (1,645)         (1,134)
   Net Realized Gains from Investment Transactions:
      Class Z                                                                                                   -               -
      Class A                                                                                                   -               -
      Class C                                                                                                   -               -
      Institutional Class                                                                                    (165)              -
____________________________________________________________________________________________________________________________________

   Total Dividends and Distributions                                                                       (1,810)         (1,134)
____________________________________________________________________________________________________________________________________

   Increase (Decrease) in Net Assets Derived from Capital Shares Transactions(2)                           (3,189)          3,036
____________________________________________________________________________________________________________________________________

   Total Increase in Net Assets                                                                               674             724
____________________________________________________________________________________________________________________________________

   Net Assets:
      Beginning of Period                                                                                   9,326           8,602
____________________________________________________________________________________________________________________________________

      End of Period                                                                                      $ 10,000        $  9,326
____________________________________________________________________________________________________________________________________

   Undistributed (Distributions in Excess of) Net Investment Income/(Accumulated Net Investment Loss)    $     18        $    (14)
____________________________________________________________________________________________________________________________________

(1) See Note 2.
(2) See Note 5.

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                108

___________________________________________________________________

            Old Mutual                         Old Mutual
        Dwight Intermediate                 Dwight Short Term
         Fixed Income Fund                  Fixed Income Fund
___________________________________________________________________

  4/1/09 to         4/1/08 to          4/1/09 to        4/1/08 to
   3/31/10           3/31/09            3/31/10          3/31/09
___________________________________________________________________

  $  3,567          $  2,939           $  5,159         $  6,142
         -                 3                  -                -
     2,313               616                936               (3)

     3,299            (1,606)             5,091           (4,090)
___________________________________________________________________

     9,179             1,952             11,186            2,049
___________________________________________________________________

      (374)             (177)            (3,601)          (5,322)
    (1,981)             (693)            (1,070)            (320)
      (665)             (125)              (312)            (147)
      (643)           (1,892)              (202)              (2)

       (91)             (114)                 -                -
      (539)             (545)                 -                -
      (218)             (118)                 -                -
      (167)             (838)                 -                -
___________________________________________________________________

    (4,678)           (4,502)            (5,185)          (5,791)
___________________________________________________________________

    21,375             4,939             33,934           12,616
___________________________________________________________________

    25,876             2,389             39,935            8,874
___________________________________________________________________

    76,673            74,284            171,116          162,242
___________________________________________________________________

  $102,549          $ 76,673           $211,051         $171,116
___________________________________________________________________

  $      1          $      -           $     (8)        $      3
___________________________________________________________________

                                                                109

STATEMENT OF CASH FLOWS (000)
FOR THE YEAR ENDED MARCH 31, 2010

____________________________________________________________________________________________________________________________________

                                                                                                                      Old Mutual
                                                                                                                     Analytic U.S.
                                                                                                                      Long/Short
                                                                                                                         Fund
____________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used In) Operating Activities:
      Interest and Dividends Received (Excludes Net Amortization/Accretion of $4)                                      $  3,933
      Purchases of Long-term Investments Securities                                                                    (403,244)
      Proceeds from Sales of Long-term Investments Securities                                                           534,708
      Net Cash Provided From Futures Contracts                                                                            1,772
      Net Cash Used in Short Sale Transactions                                                                          (38,533)
      Net Decrease in Short-term Investments                                                                                257
      Operating Expenses Paid                                                                                            (2,213)
____________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                           96,680
____________________________________________________________________________________________________________________________________

   Cash Flows Provided From (Used In) Financing Activities:
      Decrease in Shares of Beneficial Interest Sold                                                                    (96,045)
      Cash Dividends Paid, Excluding Reinvestment of $713                                                                  (805)
      Decrease in Deposits with Brokers                                                                                     146
      Increase in Payable to Custodian                                                                                        4
____________________________________________________________________________________________________________________________________

   Net Cash Used In Financing Activities                                                                                (96,700)
____________________________________________________________________________________________________________________________________

   Net Change in Cash                                                                                                       (20)
   Cash at Beginning of Year                                                                                                 20
____________________________________________________________________________________________________________________________________
   Cash at End of Year                                                                                                 $      -
____________________________________________________________________________________________________________________________________

Reconciliation of Net Increase in Net Assets from Operations to
   Net Cash Provided from Operating Activities:
   Net Increase in Net Assets Resulting from Operations                                                                $ 59,775
____________________________________________________________________________________________________________________________________

   Decrease in Investments                                                                                               38,131
   Accretion of Discount on Investments                                                                                      (4)
   Increase in Dividends and Interest Receivable                                                                            (30)
   Increase in Payable for Securities Purchased                                                                             480
   Increase in Variation Margin Payable                                                                                      45
   Increase in Other Assets                                                                                                  (3)
   Decrease in Accrued Expenses                                                                                            (317)
   Increase in Receivable for Securities Sold                                                                            (1,397)
____________________________________________________________________________________________________________________________________

   Total Adjustments                                                                                                     36,905
____________________________________________________________________________________________________________________________________

   Net Cash Provided From Operating Activities                                                                         $ 96,680
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                110

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                     Ratio of Net
                   Net                 Realized and                                                                          Net                 Net        Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                     Asset               Assets      of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                   Value                End       Expenses     Expenses to     (Loss)     Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption      End      Total   of Period   to Average    Average Net   to Average   Turnover
                of Period  (Loss)(1)  on Securities    Operations    Income         Gains     Distributions     Fees      of Period  Return†    (000)     Net Assets*    Assets*,^    Net Assets*    Rate†
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND

 Class Z
 2010            $ 7.85      $ 0.10       $ 2.90        $ 3.00      $(0.09)        $    -        $ (0.09)       $   -       $ 10.76   38.30%   $125,337    1.28%(@)        1.23%         1.01%      199.77%
 2009             13.11        0.06        (5.29)        (5.23)      (0.03)             -          (0.03)           -          7.85  (39.91)%   149,755    1.83%(@)        1.69%         0.57%      184.31%
 2008             14.20        0.03        (1.09)        (1.06)      (0.03)             -          (0.03)           -         13.11   (7.47)%    46,374    1.45%(@)        1.83%         0.18%      235.64%
 2007             11.70        0.08         2.46          2.54       (0.04)             -          (0.04)           -         14.20   21.74%    150,654    1.24%(@)        1.56%         0.59%      171.44%(8)
 2006             10.60        0.05         1.13          1.18       (0.08)             -          (0.08)           -         11.70   11.16%     27,771    1.27%(@)        1.30%         0.47%      208.15%
 Class A
 2010            $ 7.77      $ 0.07       $ 2.89        $ 2.96      $(0.06)        $    -        $ (0.06)       $   -       $ 10.67   38.09%   $  4,616    1.53%(@)        1.97%         0.76%      199.77%
 2009             13.02        0.01        (5.23)        (5.22)      (0.03)             -          (0.03)           -          7.77  (40.12)%     5,222    2.03%(@)        2.59%         0.07%      184.31%
 2008             14.15       (0.03)       (1.05)        (1.08)      (0.05)             -          (0.05)           -         13.02   (7.66)%    14,468    1.87%(@)        2.75%        (0.19)%     235.64%
 2007             11.68        0.05         2.44          2.49       (0.02)             -          (0.02)           -         14.15   21.33%      2,546    1.48%(@)        2.47%         0.39%      171.44%(8)
 2006             10.58        0.03         1.13          1.16       (0.06)             -          (0.06)           -         11.68   10.97%        387    1.49%(@)        1.54%         0.29%      208.15%
 Institutional Class
 2010            $ 7.86      $ 0.11       $ 2.92        $ 3.03      $(0.12)        $    -        $ (0.12)       $   -       $ 10.77   38.60%   $ 15,735    1.09%(@)        1.18%         1.16%      199.77%
 2009             13.09        0.05        (5.25)        (5.20)      (0.03)             -          (0.03)           -          7.86  (39.73)%    24,956    1.60%(@)        1.71%         0.50%      184.31%
 2008             14.20        0.02        (1.05)        (1.03)      (0.08)             -          (0.08)           -         13.09   (7.32)%    44,322    1.47%(@)        1.63%         0.18%      235.64%
 2007(2)          13.51        0.03         0.66          0.69           -              -              -            -         14.20    5.11%         -     1.01%(@)    2,495.13%         0.73%      171.44%(8)
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY VALUE FUND

 Class Z
 2010            $ 4.01      $ 0.10       $ 2.19       $ 2.29       $(0.11)        $    -        $(0.11)        $   -       $  6.19   57.65%   $ 88,766    1.00%           1.07%         1.87%       24.80%
 2009              6.65        0.16        (2.68)       (2.52)       (0.12)             -         (0.12)            -          4.01  (38.29)%    67,325    1.10%           1.22%         3.03%       17.05%
 2008              8.82        0.14        (0.97)       (0.83)       (0.20)         (1.14)        (1.34)            -          6.65  (11.49)%    86,801    1.10%           1.37%         1.59%        9.69%
 2007             16.61        0.19         1.37         1.56        (0.21)         (9.14)        (9.35)            -          8.82   14.03%    124,884    1.10%           1.43%         1.52%       62.56%
 2006             16.65        0.09         0.68         0.77        (0.14)         (0.67)        (0.81)            -         16.61    4.69%    311,142    1.37%           1.45%         0.51%       26.88%
 Class A
 2010            $ 4.00      $ 0.09       $ 2.17       $ 2.26       $(0.09)        $    -         $(0.09)        $  -       $  6.17   57.05%   $  2,514    1.26%           1.76%         1.72%       24.80%
 2009              6.64        0.14        (2.66)       (2.52)       (0.12)             -          (0.12)           -          4.00  (38.39)%     2,530    1.35%           2.23%         2.76%       17.05%
 2008              8.80        0.12        (0.97)       (0.85)       (0.17)         (1.14)         (1.31)           -          6.64  (11.68)%     2,379    1.35%           2.38%         1.36%        9.69%
 2007             16.58        0.15         1.38         1.53        (0.17)         (9.14)         (9.31)           -          8.80   13.86%      2,806    1.35%           1.79%         1.27%       62.56%
 2006             16.62        0.06         0.65         0.71        (0.08)         (0.67)         (0.75)           -         16.58    4.34%      3,791    1.59%           1.66%         0.38%       26.88%
 Institutional Class
 2010            $ 4.01      $ 0.11       $ 2.18       $ 2.29       $(0.12)        $    -         $(0.12)        $  -       $  6.18   57.64%   $ 51,274    0.87%           0.90%         2.01%       24.80%
 2009              6.63        0.17        (2.66)       (2.49)       (0.13)             -          (0.13)           -          4.01  (38.06)%    44,011    0.90%           1.02%         3.24%       17.05%
 2008              8.83        0.41        (1.25)       (0.84)       (0.22)         (1.14)         (1.36)           -          6.63  (11.57)%    51,690    0.90%           1.02%         2.00%        9.69%
 2007(2)           8.69        0.05         0.09         0.14            -              -              -            -          8.83    1.61%         -     0.93%       2,546.53%         2.10%       62.56%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                111

FINANCIAL HIGHLIGHTS - continued
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                                                Ratio of Net
                   Net                 Realized and                                                                                     Net                 Net        Ratio         Ratio       Investment
                  Asset        Net      Unrealized                 Dividends    Distributions                Total                     Asset               Assets      of Net       of Gross       Income
                  Value    Investment    Gains or        Total      from Net        from       Return      Dividends                   Value                End       Expenses     Expenses to     (Loss)     Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital       of           and       Redemption      End      Total   of Period   to Average    Average Net   to Average   Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains      Capital   Distributions     Fees      of Period  Return†    (000)     Net Assets*    Assets*,^    Net Assets*    Rate†
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL FOCUSED FUND

 Class Z
 2010            $14.58      $ 0.10       $ 7.20        $ 7.30      $(0.13)        $    -     $    -         $(0.13)        $ -        $21.75    50.14%   $577,028      0.95%           1.38%       0.50%       318.10%
 2009             21.84        0.25        (7.20)        (6.95)      (0.24)         (0.07)         -          (0.31)          -         14.58   (31.88)%    42,976      1.12%           1.45%       1.33%       309.24%
 2008             23.53        0.19        (0.86)        (0.67)      (0.06)         (0.96)         -          (1.02)          -         21.84    (3.21)%    17,780      1.15%           1.36%       0.78%        97.93%
 2007             20.36        0.13         3.10          3.23       (0.06)             -          -          (0.06)          -         23.53    15.85%     25,555      1.15%           1.44%       0.57%        95.63%
 2006             18.61        0.02         1.82          1.84       (0.09)             -          -          (0.09)          -         20.36     9.88%     17,566      1.39%           1.47%       0.08%       110.47%
 Class A
 2010            $14.44      $ 0.10       $ 7.08        $ 7.18      $(0.13)        $    -     $    -         $(0.13)        $ -        $21.49    49.80%   $ 33,875      1.20%           1.38%       0.49%       318.10%
 2009             21.68        0.18        (7.11)        (6.93)      (0.24)         (0.07)         -          (0.31)          -         14.44   (32.04)%     1,950      1.35%           2.76%       1.01%       309.24%
 2008             23.39        0.11        (0.83)        (0.72)      (0.03)         (0.96)         -          (0.99)          -         21.68    (3.46)%     1,690      1.40%           2.20%       0.44%        97.93%
 2007             20.29        0.12         3.03          3.15       (0.05)             -          -          (0.05)          -         23.39    15.52%      3,265      1.40%           1.73%       0.50%        95.63%
 2006             18.55       (0.03)        1.81          1.78       (0.04)             -          -          (0.04)          -         20.29     9.59%         69      1.64%           1.72%      (0.15)%      110.47%
 Institutional Class
 2010            $14.62      $ 0.18       $ 7.18        $ 7.36      $(0.17)        $    -     $    -         $(0.17)        $ -        $21.81    50.44%   $ 31,166      0.80%           0.91%       0.91%       318.10%
 2009             21.81        0.30        (7.17)        (6.87)      (0.25)         (0.07)         -          (0.32)          -         14.62   (31.58)%    15,451      0.71%           0.98%       1.60%       309.24%
 2008             23.54        0.29        (0.93)        (0.64)      (0.13)         (0.96)         -          (1.09)          -         21.81    (3.12)%    23,097      0.80%           1.02%       1.46%        97.93%
 2007 (2)         24.26        0.06        (0.78)        (0.72)          -              -          -              -           -         23.54    (2.97)%         -      0.83%       2,604.40%       0.91%        95.63%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL HEITMAN REIT FUND

 Class Z
 2010            $ 3.67       $0.12       $ 3.44        $ 3.56      $(0.13)        $    -     $    -         $(0.13)        $ -        $ 7.10    98.07%   $ 41,059      1.25%           1.32%       2.20%       182.26%
 2009              9.12        0.21        (5.50)        (5.29)      (0.16)             -          -          (0.16)          -          3.67   (58.68)%    23,233      1.07%           1.23%       2.97%        86.69%
 2008             15.34        0.09        (2.85)        (2.76)      (0.27)         (3.19)         -          (3.46)          -          9.12   (18.90)%    68,843      1.25%           1.36%       0.71%        66.23%
 2007             14.28        0.12         2.57          2.69       (0.30)         (1.33)         -          (1.63)          -         15.34    19.20%    181,763      1.25%           1.30%       0.79%        67.95%
 2006             11.77        0.10         4.07          4.17       (0.19)         (1.36)     (0.11) (3)     (1.66)          -         14.28    37.47%    182,951      1.31%           1.31%       0.73%        69.95%
 Class A
 2010            $ 3.65       $0.11       $ 3.42        $ 3.53      $(0.12)        $    -     $    -         $(0.12)        $ -        $ 7.06    97.55%   $  9,457      1.50%           1.63%       1.92%       182.26%
 2009              9.08        0.20        (5.49)        (5.29)      (0.14)             -          -          (0.14)          -          3.65   (58.85)%     4,333      1.40%           1.95%       2.78%        86.69%
 2008             15.34        0.29        (3.07)        (2.78)      (0.29)         (3.19)         -          (3.48)          -          9.08   (19.05)%    10,438      1.50%           1.64%       3.14%        66.23%
 2007             14.28        0.08         2.57          2.65       (0.26)         (1.33)         -          (1.59)          -         15.34    18.89%        389      1.50%           2.71%       0.56%        67.95%
 2006             11.77        0.07         4.07          4.14       (0.16)         (1.36)     (0.11) (3)     (1.63)          -         14.28    37.16%        267      1.56%           1.56%       0.54%        69.95%
 Institutional Class
 2010            $ 3.65       $0.12       $ 3.44        $ 3.56      $(0.15)        $    -     $    -         $(0.15)        $ -        $ 7.06    98.52%   $ 12,780      0.95%           1.22%       1.92%       182.26%
 2009              9.06        0.17        (5.41)        (5.24)      (0.17)             -          -          (0.17)          -          3.65   (58.56)%     2,304      0.91%           1.31%       2.06%        86.69%
 2008             15.34        0.32        (3.07)        (2.75)      (0.34)         (3.19)         -          (3.53)          -          9.06   (18.85)%    24,318      0.95%           1.26%       3.98%        66.23%
 2007 (2)         15.00        0.10         0.40          0.50       (0.16)             -          -          (0.16)          -         15.34     3.37%          -      0.96%       2,435.56%       2.22%        67.95%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                112

                                                                                                                                                                       Ratio                    Ratio of Net
                   Net                 Realized and                                                                                    Net                  Net        of Net       Ratio of     Investment
                  Asset        Net      Unrealized                 Dividends    Distributions                Total                    Asset                Assets     Expenses       Gross         Income
                  Value    Investment    Gains or        Total      from Net        from       Return      Dividends                  Value                 End      to Average    Expenses to    (Loss)     Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital       of           and       Redemption     End      Total    of Period       Net       Average Net   to Average   Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains      Capital   Distributions     Fees     of Period  Return†     (000)       Assets*      Assets*,^    Net Assets*    Rate†
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL LARGE CAP GROWTH FUND

 Class Z
 2010            $11.18      $ 0.04       $ 5.05        $ 5.09      $(0.05)        $    -       $(0.01)      $(0.06)        $ -      $16.21   45.52%      $178,941      1.08%           1.44%       0.27%        99.02%
 2009             18.91        0.02        (7.75)        (7.73)          -              -            -            -           -       11.18  (40.88)%      136,809      1.25%           1.61%       0.14%       160.62%
 2008             18.28       (0.06)        0.69          0.63           -              -            -            -           -       18.91    3.45%        94,245      1.25%           1.68%      (0.31)%      112.65%
 2007             17.78       (0.08)        0.58          0.50           -              -            -            -           -       18.28    2.81%       111,341      1.25%           1.51%      (0.44)%      157.06%
 2006             14.03       (0.14)        3.89          3.75           -              -            -            -           -       17.78   26.73%       140,148      1.41%           1.44%      (0.90)%      128.58%
 Class A
 2010            $11.01      $    -       $ 4.98        $ 4.98      $(0.01)        $    -       $    -       $(0.01)        $ -      $15.98   45.22%      $  1,066      1.36%           0.36%       0.01%        99.02%
 2009             18.69       (0.01)       (7.67)        (7.68)          -              -            -            -           -       11.01  (41.09)%        1,700      1.50%           2.44%      (0.06)%      160.62%
 2008             18.11       (0.10)        0.68          0.58           -              -            -            -           -       18.69    3.20%         2,002      1.50%           3.31%      (0.51)%      112.65%
 2007             17.66       (0.12)        0.57          0.45           -              -            -            -           -       18.11    2.55%           660      1.50%           2.78%      (0.67)%      157.06%
 2006             13.97       (0.17)        3.86          3.69           -              -            -            -           -       17.66   26.41%            84      1.64%           1.68%      (1.05)%      128.58%
 Institutional Class
 2010            $11.25      $ 0.06       $ 5.07        $ 5.13      $(0.05)        $    -       $(0.02)      $(0.07)        $ -      $16.31   45.69%      $ 26,977      0.90%           0.79%       0.41%        99.02%
 2009             18.96        0.19        (7.90)        (7.71)          -              -            -            -           -       11.25  (40.66)%        1,610      0.95%           8.98%       1.74%       160.62%
 2008             18.29       (0.01)        0.68          0.67           -              -            -            -           -       18.96    3.66%             -      0.95%       3,758.64%      (0.05)%      112.65%
 2007 (2)         18.33       (0.01)       (0.03)        (0.04)          -              -            -            -           -       18.29   (0.22)%            -      0.97%       2,564.04%      (0.16)%      157.06%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL STRATEGIC SMALL COMPANY FUND

 Class Z
 2010            $ 6.37      $(0.05)      $ 3.14 (6)    $ 3.09      $(0.02)        $    -       $    -       $(0.02)        $ -      $ 9.44   48.56% (6)  $107,478      1.30%           1.74%      (0.65)%      171.87%
 2009              9.78           -        (3.41) (6)    (3.41)          -              -            -            -           -        6.37  (34.87)% (6)   79,518      1.10%           1.75%      (0.01)%      289.91%
 2008             13.47       (0.03)       (0.96)        (0.99)          -          (2.70)           -        (2.70)          -        9.78  (11.00)%       24,156      1.35%           1.74%      (0.19)%      142.78%
 2007             17.43       (0.12)        0.33          0.21           -          (4.17)           -        (4.17)          -       13.47    5.12%        35,712      1.35%           1.63%      (0.84)%      160.24%
 2006             14.47       (0.13)        3.09          2.96           -              -            -            -           -       17.43   20.46%        48,107      1.46%           1.54%      (0.82)%      148.73%
 Class A
 2010            $ 6.25      $(0.08)      $ 3.09 (6)    $ 3.01      $(0.01)        $    -       $    -       $(0.01)        $ -      $ 9.25   48.12% (6)  $    918      1.55%           0.44%      (0.97)%      171.87%
 2009              9.61       (0.03)       (3.33) (6)    (3.36)          -              -            -            -           -        6.25  (34.96)% (6)      720      1.36%           4.20%      (0.32)%      289.91%
 2008             13.31       (0.06)       (0.94)        (1.00)          -          (2.70)           -        (2.70)          -        9.61  (11.22)%        1,261      1.60%           3.03%      (0.49)%      142.78%
 2007             17.31       (0.14)        0.31          0.17           -          (4.17)           -        (4.17)          -       13.31    4.88%         1,296      1.60%           2.13%      (1.08)%      160.24%
 2006             14.41       (0.16)        3.06          2.90           -              -            -            -           -       17.31   20.12%           233      1.70%           1.78%      (1.00)%      148.73%
 Institutional Class
 2010            $ 6.39      $(0.03)      $ 3.16 (6)    $ 3.13      $(0.03)        $    -       $    -       $(0.03)        $ -      $ 9.49   49.05% (6)  $  3,168      1.05%           1.14%      (0.35)%      171.87%
 2009              9.80       (0.02)       (3.39) (6)    (3.41)          -              -            -            -           -        6.39  (34.80)% (6)   11,923      1.06%          18.23%      (0.32)%      289.91%
 2008             13.48           -        (0.98)        (0.98)          -          (2.70)           -        (2.70)          -        9.80  (10.92)%            -      1.10%       3,635.24%      (0.02)%      142.78%
 2007 (2)         12.93       (0.03)        0.58          0.55           -              -            -            -           -       13.48    4.25%             -      1.12%       2,509.06%      (0.69)%      160.24%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                113

FINANCIAL HIGHLIGHTS - continued
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                  Ratio                    Ratio of Net
                   Net                 Realized and                                                                          Net                      Net         of Net        Ratio of     Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                     Asset                    Assets      Expenses        Gross        Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                   Value                     End       to Average    Expenses to     (Loss)       Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption      End        Total      of Period        Net       Average Net   to Average     Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains     Distributions     Fees      of Period    Return†       (000)        Assets*      Assets*,^    Net Assets*      Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W MID-CAP VALUE FUND

 Class Z
 2010            $ 5.65      $ 0.05       $ 2.26        $ 2.31      $(0.04)        $    -        $(0.04)         $ -        $ 7.92    40.90%        $ 76,965       1.12%           1.38%       0.64%         125.29%
 2009††            6.02        0.07        (0.41)        (0.34)      (0.03)             -         (0.03)           -          5.65    (5.60)%         60,618       1.12%           3.20%       1.29%         163.38%
 Class A
 2010            $ 5.61      $ 0.03       $ 2.24        $ 2.27      $(0.02)        $    -        $(0.02)         $ -        $ 7.86    40.41%        $  5,408       1.40%           1.94%       0.36%         125.29%
 2009              8.69        0.02        (3.07)        (3.05)      (0.03)             -         (0.03)           -          5.61   (35.07)%          5,304       1.40%           2.53%       0.29%         163.38%
 2008 (5)         10.00        0.01        (1.32)        (1.31)          -              -             -            -          8.69   (13.10)%          2,340       1.40%           3.69%       0.17%          66.60%
 Institutional Class
 2010            $ 5.65      $ 0.06       $ 2.25        $ 2.31      $(0.04)        $    -        $(0.04)         $ -        $ 7.92    41.01%        $171,807       1.00%           1.06%       0.82%         125.29%
 2009              8.72        0.05        (3.08)        (3.03)      (0.04)             -         (0.04)           -          5.65   (34.81)%         57,430       1.00%           1.18%       0.58%         163.38%
 2008 (5)         10.00        0.04        (1.31)        (1.27)      (0.01)             -         (0.01)           -          8.72   (12.75)%         56,426       1.00%           1.10%       0.57%          66.60%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL TS&W SMALL CAP VALUE FUND

 Class Z
 2010            $11.29      $ 0.03       $ 5.51        $ 5.54      $(0.03)        $    -        $(0.03)         $ -        $16.80    49.10%        $ 86,737       1.25%           1.30%       0.18%          83.31%
 2009             19.76        0.02        (6.77) (6)    (6.75)      (0.02)         (1.70)        (1.72)           -         11.29   (34.57)% (6)     55,976       1.23%           1.37%       0.15%         139.92%
 2008             26.30       (0.13)       (2.52)        (2.65)          -          (3.89)        (3.89)           -         19.76   (11.53)%         45,862       1.30%           1.49%      (0.51)%         40.37%
 2007             28.15       (0.14)        2.48          2.34           -          (4.19)        (4.19)           -         26.30     8.80%          67,029       1.30%           1.45%      (0.53)%         35.43%
 2006             25.20       (0.15)        5.57          5.42           -          (2.47)        (2.47)           -         28.15    22.69%          68,271       1.46%           1.47%      (0.56)%         41.45%
 Class A
 2010            $11.05      $(0.01)      $ 5.39        $ 5.38      $    -         $    -        $    -          $ -        $16.43    48.71%        $  4,815       1.50%           1.47%      (0.08)%         83.31%
 2009             19.43           -        (6.66) (6)    (6.66)      (0.02)         (1.70)        (1.72)           -         11.05   (34.71)% (6)      2,160       1.53%           3.25%      (0.01)%        139.92%
 2008             25.99       (0.16)       (2.51)        (2.67)          -          (3.89)        (3.89)           -         19.43   (11.75)%          1,137       1.55%           4.57%      (0.71)%         40.37%
 2007             27.93       (0.21)        2.46          2.25           -          (4.19)        (4.19)           -         25.99     8.54%             856       1.55%           2.17%      (0.78)%         35.43%
 2006             25.08       (0.21)        5.53          5.32           -          (2.47)        (2.47)           -         27.93    22.39%             975       1.70%           1.71%      (0.81)%         41.45%
 Institutional Class
 2010            $11.32      $ 0.05       $ 5.54        $ 5.59      $(0.04)        $    -        $(0.04)         $ -        $16.87    49.46%        $ 26,915       1.10%           1.16%       0.34%          83.31%
 2009††           14.28        0.02        (1.26) (6)    (1.24)      (0.02)         (1.70)        (1.72)           -         11.32    (9.52)% (6)          -       1.09%      24,873.11%       0.15%         139.92%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL BARROW HANLEY CORE BOND FUND

 Institutional Class
 2010            $ 9.96      $ 0.47       $ 0.75        $ 1.22      $(0.48)        $(0.23)       $(0.71)         $ -        $10.47    12.42%        $ 57,391       0.70%           0.78%       4.51%         114.66%
 2009             10.19        0.45        (0.09)         0.36       (0.45)         (0.14)        (0.59)           -          9.96     3.72%          43,091       0.70%           0.75%       4.57%         201.34%
 2008 (4)         10.00        0.17         0.19          0.36       (0.17)             -         (0.17)           -         10.19     3.58%          47,060       0.70%           0.95%       4.68%          70.77%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

The accompanying notes are an integral part of the financial statements.

                                                                114

                                                                                                                                                                  Ratio                    Ratio of Net
                   Net                 Realized and                                                                          Net                      Net         of Net      Ratio of      Investment
                  Asset        Net      Unrealized                 Dividends    Distributions     Total                     Asset                    Assets      Expenses       Gross         Income
                  Value    Investment    Gains or        Total      from Net        from        Dividends                   Value                     End       to Average    Expenses to     (Loss)       Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital         and       Redemption      End        Total      of Period        Net       Average Net   to Average     Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains     Distributions     Fees      of Period    Return†       (000)        Assets*      Assets*,^    Net Assets*      Rate†
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL CASH RESERVES FUND

 Class Z
 2010            $ 1.00       $   -       $    -        $    -      $    -         $    -        $    -          $ -        $ 1.00     0.10%         $25,019       0.27%           1.09%       0.10%            n/a
 2009              1.00        0.01            -          0.01       (0.01)             -         (0.01)           -          1.00     1.49%          32,732       0.72%           1.10%       1.51%            n/a
 2008              1.00        0.04            -          0.04       (0.04)             -         (0.04)           -          1.00     4.18%          37,542       0.73%           0.99%       4.11%            n/a
 2007              1.00        0.04            -          0.04       (0.04)             -         (0.04)           -          1.00     4.56%          32,909       0.73%           0.94%       4.47%            n/a
 2006              1.00        0.03            -          0.03       (0.03)             -         (0.03)           -          1.00     2.96%          34,503       0.84%           0.85%       2.88%            n/a
 Class A
 2010            $ 1.00       $   -       $    -        $    -      $    -         $    -        $    -          $ -        $ 1.00     0.10%         $ 1,072       0.25%           2.45%       0.10%            n/a
 2009              1.00        0.01            -          0.01       (0.01)             -         (0.01)           -          1.00     1.26%           1,045       0.93%           4.23%       1.10%            n/a
 2008 (7)          1.00        0.02         0.01          0.03       (0.03)             -         (0.03)           -          1.00     3.05%             907       0.98%           7.21%       2.99%            n/a
 Institutional Class
 2010            $ 1.00       $   -       $    -        $    -      $    -         $    -        $    -          $ -        $ 1.00     0.66%         $14,001       0.20%           4.26%       0.03%            n/a
 2009              1.00        0.02        (0.00)         0.02       (0.02)             -         (0.02)           -          1.00     1.78%               1       0.43%       6,149.85%       1.77%            n/a
 2008 (7)          1.00        0.03         0.01          0.04       (0.04)             -         (0.04)           -          1.00     3.54%               1       0.73%       1,509.12%       3.96%            n/a
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT HIGH YIELD FUND

 Institutional Class
 2010            $ 7.72       $1.31       $ 3.07        $ 4.38      $(1.28)        $(0.15)       $(1.43)         $ -        $10.67    59.30%         $10,000       0.80%           1.04%      13.34%         292.11%
 2009              9.29        0.85        (1.55)        (0.70)      (0.87)             -         (0.87)           -          7.72    (7.78)%          9,326       0.80%           1.05%      10.04%          74.19%
 2008 (4)         10.00        0.36        (0.69)        (0.33)      (0.38)             -         (0.38)           -          9.29    (3.39)%          8,602       0.80%           1.86%      10.90%          10.78%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND

 Class Z
 2010            $ 9.79       $0.38       $ 0.55        $ 0.93      $(0.39)        $(0.09)       $(0.48)         $ -        $10.24    9.62%          $10,659       0.58%           0.79%       3.71%         456.70%
 2009             10.17        0.47        (0.09) (6)     0.38       (0.47)         (0.29)        (0.76)           -          9.79    3.97% (6)        6,489       0.53%           1.90%       4.78%         214.25%
 2008             10.09        0.50         0.04          0.54       (0.46)             -         (0.46)           -         10.17    5.50%            2,721       0.82%           1.79%       4.64%         277.91%
 2007              9.97        0.46         0.12          0.58       (0.46)             -         (0.46)           -         10.09    5.99%            7,574       0.85%           1.60%       4.62%         462.98%
 2006             10.12        0.39        (0.12)         0.27       (0.40)          0.02)        (0.42)           -          9.97    2.70%            7,620       0.85%           1.74%       3.88%         435.30%
 Class A
 2010            $ 9.80       $0.35       $ 0.54        $ 0.89      $(0.36)        $(0.09)       $(0.45)         $ -        $10.24    9.24%          $52,148       0.83%           1.00%       3.47%         456.70%
 2009             10.18        0.44        (0.09) (6)     0.35       (0.44)         (0.29)        (0.73)           -          9.80    3.75% (6)       34,967       0.83%           1.15%       4.51%         214.25%
 2008             10.09        0.43         0.10          0.53       (0.44)             -         (0.44)           -         10.18    5.37%              808       1.04%           4.71%       4.40%         277.91%
 2007              9.97        0.44         0.12          0.56       (0.44)             -         (0.44)           -         10.09    5.78%              590       1.10%           3.68%       4.41%         462.98%
 2006             10.12        0.37        (0.13)         0.24       (0.37)         (0.02)        (0.39)           -          9.97    2.45%               56       1.10%           2.00%       3.63%         435.30%
 Class C
 2010            $ 9.79       $0.28       $ 0.55        $ 0.83      $(0.29)        $(0.09)       $(0.38)         $ -        $10.24    8.54%          $20,717       1.58%           1.79%       2.73%         456.70%
 2009             10.17        0.36        (0.08) (6)     0.28       (0.37)         (0.29)        (0.66)           -          9.79    2.97% (6)       14,759       1.58%           2.33%       3.72%         214.25%
 2008             10.09        0.32         0.12          0.44       (0.36)             -         (0.36)           -         10.17    4.51%            1,102       1.70%           7.92%       3.74%         277.91%
 2007              9.98        0.36         0.11          0.47       (0.36)             -         (0.36)           -         10.09    4.84%               93       1.85%           7.98%       3.63%         462.98%
 2006             10.12        0.29        (0.11)         0.18       (0.30)         (0.02)        (0.32)           -          9.98    1.78%               55       1.85%           2.73%       2.90%         435.30%
 Institutional Class
 2010            $ 9.80       $0.38       $ 0.55        $ 0.93      $(0.39)        $(0.09)       $(0.48)         $ -        $10.25    9.70%          $19,025       0.50%           0.66%       3.75%         456.70%
 2009             10.17        0.47        (0.08) (6)     0.39       (0.47)         (0.29)        (0.76)           -          9.80    4.07% (6)       20,458       0.50%           0.75%       4.69%         214.25%
 2008             10.09        0.43         0.16          0.59       (0.51)             -         (0.51)           -         10.17    6.04%           69,653       0.54%           0.58%       4.75%         277.91%
 2007 (2)         10.10        0.14            -          0.14       (0.15)             -         (0.15)           -         10.09    1.36%                -       0.58%       2,560.19%       5.21%         462.98%
______________________________________________________________________________________________________________________________________________________________________________________________________________________

                                                                115

FINANCIAL HIGHLIGHTS - concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)

                                                                                                                                                                       Ratio                    Ratio of Net
                   Net                 Realized and                                                                                     Net                 Net        of Net       Ratio of     Investment
                  Asset        Net      Unrealized                 Dividends    Distributions                Total                     Asset               Assets     Expenses        Gross        Income
                  Value    Investment    Gains or        Total      from Net        from       Return      Dividends                   Value                End      to Average    Expenses to     (Loss)     Portfolio
                Beginning    Income      (Losses)        from      Investment      Capital       of           and       Redemption      End      Total   of Period      Net        Average Net   to Average   Turnover
                of Period  (Loss) (1)  on Securities  Operations     Income         Gains      Capital   Distributions     Fees      of Period  Return†    (000)      Assets*       Assets*,^    Net Assets*    Rate†
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND

 Class Z
 2010             $9.76       $0.26       $ 0.29         $0.55      $(0.26)          $ -         $ -         $(0.26)        $ -        $10.05     5.73%   $135,568      0.70%           0.62%       2.63%       186.26%
 2009              9.98        0.38        (0.24)         0.14       (0.36)            -           -          (0.36)          -          9.76     1.45%    131,759      0.70%           0.71%       3.90%       262.55%
 2008              9.90        0.42         0.06          0.48       (0.40)            -           -          (0.40)          -          9.98     4.90%    158,524      0.70%           0.87%       4.15%       188.14%
 2007              9.77        0.37         0.12          0.49       (0.36)            -           -          (0.36)          -          9.90     5.14%    187,897      0.70%           0.91%       3.74%       163.81%
 2006              9.81        0.30        (0.03)         0.27       (0.31)            -           -          (0.31)          -          9.77     2.74%    254,300      0.74%           0.93%       3.01%       196.42%
 Class A
 2010             $9.76       $0.24       $ 0.29         $0.53      $(0.24)          $ -         $ -         $(0.24)        $ -        $10.05     5.48%   $ 40,848      0.95%           0.96%       2.36%       186.26%
 2009              9.99        0.35        (0.23)         0.12       (0.35)            -           -          (0.35)          -          9.76     1.23%     27,262      0.95%           1.06%       3.56%       262.55%
 2008              9.90        0.39         0.08          0.47       (0.38)            -           -          (0.38)          -          9.99     4.80%      1,104      0.95%           2.75%       3.86%       188.14%
 2007              9.77        0.34         0.13          0.47       (0.34)            -           -          (0.34)          -          9.90     4.88%         58      0.95%           8.65%       3.50%       163.81%
 2006              9.82        0.27        (0.04)         0.23       (0.28)            -           -          (0.28)          -          9.77     2.38%         53      0.99%           1.17%       2.79%       196.42%
 Class C
 2010             $9.75       $0.18       $ 0.30         $0.48      $(0.19)          $ -         $ -         $(0.19)        $ -        $10.04     4.95%   $ 17,726      1.45%           1.50%       1.85%       186.26%
 2009              9.98        0.30        (0.24)         0.06       (0.29)            -           -          (0.29)          -          9.75     0.63%     11,939      1.45%           1.74%       3.07%       262.55%
 2008              9.90        0.30         0.11          0.41       (0.33)            -           -          (0.33)          -          9.98     4.21%      2,589      1.45%           2.73%       3.43%       188.14%
 2007              9.77        0.29         0.13          0.42       (0.29)            -           -          (0.29)          -          9.90     4.36%         55      1.45%           9.27%       3.00%       163.81%
 2006              9.82        0.23        (0.05)         0.18       (0.23)            -           -          (0.23)          -          9.77     1.87%         52      1.49%           1.67%       2.29%       196.42%
 Institutional Class
 2010             $9.75       $0.26       $ 0.31         $0.57      $(0.28)          $ -         $ -         $(0.28)        $ -        $10.04     5.88%   $ 16,909      0.55%           0.73%       2.55%       186.26%
 2009              9.97        0.39        (0.23)         0.16       (0.38)            -           -          (0.38)          -          9.75     1.64%        156      0.55%          39.49%       3.99%       262.55%
 2008              9.90        0.42         0.07          0.49       (0.42)            -           -          (0.42)          -          9.97     5.07%         25      0.55%         566.32%       4.60%       188.14%
 2007 (2)          9.87        0.12         0.03          0.15       (0.12)            -           -          (0.12)          -          9.90     1.48%          -      0.56%       2,553.82%       4.30%       163.81%
____________________________________________________________________________________________________________________________________________________________________________________________________________________________

n/a  Not Applicable

*    Ratios for periods of less than one year have been annualized.
†    Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.
††   Class commenced operations on December 9, 2008.
^    See  Note 10.

1    Per share amounts for the year or period are calculated based on average outstanding shares.
2    Class commenced operations on December 20, 2006.
3    Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.
4    Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund commenced operations on November 19, 2007.
5    The Old Mutual TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.
6    Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.
7    Class A and Institutional Class shares commenced operations on June 4, 2007.
8    Ratio has been revised to present a corrected calculation. A higher turnover rate increases transaction costs (e.g. brokerage commissions) and increases realized gains and losses. There were no changes in the net realized gains and losses as reported in the March 31, 2007 annual report as a result of the corrected calculation.
@    For Analytic U.S. Long/Short Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:

                                                   Institutional
                           Class Z     Class A         Class
     ____________________________________________________________

        2010                0.08%       0.08%          0.08%
        2009                0.58%       0.54%          0.55%
        2008                0.26%       0.27%          0.26%
        2007                0.16%       0.16%          0.13%
        2006                0.25%       0.25%           n/a
     ____________________________________________________________

     Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                                                116

NOTES TO FINANCIAL STATEMENTS
AS OF MARCH 31, 2010

1. ORGANIZATION
____________________________________________________________________________________________________________________________________

Old Mutual Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the
Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust currently offers the following Funds: the Old Mutual Analytic U.S. Long/Short Fund (the "Analytic U.S. Long/Short Fund"), the Old Mutual Barrow
Hanley Value Fund (the "Barrow Hanley Value Fund"), the Old Mutual Focused Fund (the "Focused Fund"), the Old Mutual Heitman REIT
Fund (the "Heitman REIT Fund"), the Old Mutual Large Cap Growth Fund (the "Large Cap Growth Fund"), the Old Mutual Strategic Small
Company Fund (the "Strategic Small Company Fund"), the Old Mutual TS&W Mid-Cap Value Fund (the "TS&W Mid-Cap Value Fund"), the Old
Mutual TS&W Small Cap Value Fund (the "TS&W Small Cap Value Fund"), the Old Mutual Barrow Hanley Core Bond Fund (the "Barrow Hanley
Core Bond Fund"), the Old Mutual Cash Reserves Fund (the "Cash Reserves Fund"), the Old Mutual Dwight High Yield Fund (the "Dwight
High Yield Fund"), the Old Mutual Dwight Intermediate Fixed Income Fund (the "Dwight Intermediate Fixed Income Fund") and the Old
Mutual Dwight Short Term Fixed Income Fund (the "Dwight Short Term Fixed Income Fund"), each a "Fund" and, collectively, the
"Funds".

Effective April 28, 2008, the Focused Fund acquired all of the assets and liabilities of the Old Mutual Large Cap Fund (the "Large
Cap Fund") pursuant to a Plan of Reorganization approved by shareholders of the Large Cap Fund at a meeting of shareholders held on
April 22, 2008. The reclassification of Large Cap Fund shares was accounted for as a tax-free reorganization of investment companies. The Focused Fund issued 2,810 (000) shares (valued at $62,894 (000)) for the 4,093 (000) shares outstanding in the Large
Cap Fund as of the close of business on April 25, 2008. The net assets of the Focused Fund and Large Cap Fund immediately before the acquisition were $44,361 (000) and $62,894 (000), respectively. The Large Cap Fund's net unrealized depreciation of $56 (000) was combined with that of the Focused Fund. Immediately after the acquisition, the combined net assets were $107,255 (000).

Effective April 28, 2008, the Old Mutual Large Cap Growth Concentrated Fund acquired all of the assets and liabilities of the Old
Mutual Large Cap Growth Fund pursuant to a Plan of Reorganization approved by shareholders of the Old Mutual Large Cap Growth Fund at a meeting of shareholders held on April 22, 2008. The reclassification of Old Mutual Large Cap Growth Fund shares was accounted for as a tax-free reorganization of investment companies. The Old Mutual Large Cap Growth Concentrated Fund issued 3,843 (000)
shares (valued at $76,631 (000)) for 3,039 (000) shares outstanding in the Old Mutual Large Cap Growth Fund as of the close of business on April 25, 2008. The net assets of the Old Mutual Large Cap Growth Concentrated Fund and Old Mutual Large Cap Growth Fund
immediately before the acquisition were $103,801 (000) and $76,631 (000), respectively. The Old Mutual Large Cap Growth Fund's net unrealized appreciation of $10,905 (000) was combined with that of the Old Mutual Large Cap Growth Concentrated Fund. Immediately
after the acquisition, the combined net assets were $180,432 (000). Effective April 29, 2008, the name of the Old Mutual Large Cap
Growth Concentrated Fund was changed to the "Old Mutual Large Cap Growth Fund."

Effective March 30, 2009, the Large Cap Growth Fund acquired all of the assets and liabilities of the Old Mutual Select Growth Fund
(the "Select Growth Fund") pursuant to a Plan of Reorganization approved by shareholders of the Select Growth Fund at a meeting of shareholders held on March 10, 2009. The reclassification of Select Growth Fund shares was accounted for as a tax-free reorganization of investment companies. The Large Cap Growth Fund issued 4,617 (000) shares (valued at $52,510 (000)) for the 3,561
(000) shares outstanding in the Select Growth Fund as of the close of business on March 27, 2009. The net assets of the Large Cap
Growth Fund and Select Growth Fund immediately before the acquisition were $92,284 (000) and $52,510 (000), respectively. The Select
Growth Fund's net unrealized depreciation of $8,266 (000) was combined with that of the Large Cap Growth Fund. Immediately after the acquisition, the combined net assets were $144,794 (000).

Effective March 30, 2009, the Strategic Small Company Fund acquired all of the assets and liabilities of the Old Mutual Developing
Growth Fund (the "Developing Growth Fund") pursuant to a Plan of Reorganization approved by shareholders of the Developing Growth
Fund at a meeting of shareholders held on February 27, 2009. The reclassification of Developing Growth Fund shares was accounted for as a tax-free reorganization of investment companies. The Strategic Small Company Fund issued 10,939 (000) shares (valued at $70,268
(000)) for the 7,937 (000) shares outstanding in the Developing Growth Fund as of the close of business on March 27, 2009. The net assets of the Strategic Small Company Fund and Developing Growth Fund immediately before the acquisition were $22,829 (000) and
$70,268 (000), respectively. The Developing Growth Fund's net unrealized depreciation of $6,735 (000) was combined with that of the
Strategic Small Company Fund. Immediately after the acquisition, the combined net assets were $93,097 (000).

Effective March 30, 2009, the TS&W Mid-Cap Value Fund acquired all of the assets and liabilities of the Old Mutual Mid-Cap Fund (the
"Mid-Cap Fund") pursuant to a Plan of Reorganization approved by shareholders of the Mid-Cap Fund at a meeting of shareholders held on February 27, 2009. The reclassification of Mid-Cap Fund shares was accounted for as a tax-free reorganization of investment companies. The TS&W Mid-Cap Value Fund issued 11,641 (000) shares (valued at $66,826 (000)) for the 9,464 (000) shares outstanding in the Mid-Cap Fund as of the close of business on March 27, 2009. The net assets of the TS&W Mid-Cap Value Fund and Mid-Cap Fund immediately before the acquisition were $60,079 (000) and $66,826 (000), respectively. The Mid-Cap Fund's net unrealized depreciation of $24,323 (000) was combined with that of the TS&W Mid-Cap Value Fund. Immediately after the acquisition, the combined net assets were $126,905 (000).

Effective March 30, 2009, the TS&W Small Cap Value Fund acquired all of the assets and liabilities of the Old Mutual Small Cap Fund
(the "Small Cap Fund") pursuant to a Plan of Reorganization approved by shareholders of the Small Cap Fund at a meeting of shareholders held on February 27, 2009. The reclassification of Small Cap Fund shares was accounted for as a tax-free reorganization of investment companies. The TS&W Small Cap Value Fund issued 2,049 (000) shares (valued at $23,460 (000)) for the 1,294 (000)
shares outstanding in the Small Cap Fund as of the close of business on March 27, 2009. The net assets of the TS&W Small Cap Value
Fund and Small Cap Fund

                                                                118

immediately before the acquisition were $37,104 (000) and $23,460 (000), respectively. The Small Cap Fund's net unrealized depreciation of $2,734 (000) was combined with that of the TS&W Small Cap Value Fund. Immediately after the acquisition, the combined net assets were $60,564 (000).

On July 28, 2009, the Board of Trustees of the Trust (the "Board") approved two separate plans of reorganization (the "Plans")
pursuant to which the Old Mutual Growth Fund (the "Growth Fund") and the Old Mutual Columbus Circle Technology and Communications
Fund (the "Technology and Communications Fund") would be reclassified into the Focused Fund. The Plans provided for the sale of all of the assets of the Growth Fund and Technology and Communications Fund (together, the "Merged Funds") to the Focused Fund (the
"Acquiring Fund") and the assumption of the liabilities of the Merged Fund by the Focused Fund. Shareholders approved the Plans at meetings held on November 30, 2009 and the reorganization took place after the close of business on December 4, 2009.

The purpose of the Plans was to enable shareholders of the Merged Funds to remain invested in a mutual fund that seeks capital appreciation, while also benefiting from being invested in a mutual fund that offers a lower management fee, stronger long-term performance and lower expense limitations that extend for a longer period than the expense limitations for the Merged Funds.

The reorganizations were accomplished by tax-free exchanges of the following shares effective December 4, 2009 (000):

Merged Fund                             Shares     Acquiring Fund     Shares      Value
___________________________________________________________________________________________

Growth Fund                             16,759      Focused Fund      24,118     $496,691
Technology and
   Communications Fund                   8,999
___________________________________________________________________________________________

For financial statement purposes, assets received and shares issued by the Focused Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Funds was carried forward to reflect the tax-free status of the reorganizations.

The net assets and net unrealized appreciation/depreciation immediately before the reorganizations were as follows (000):

                                           Unrealized
                                          Appreciation/
Merged Fund                Net Assets     Depreciation      Acquiring Fund     Net Assets
___________________________________________________________________________________________

Growth Fund                 $359,086        $70,227          Focused Fund       $137,154
Technology and
   Communications Fund       137,605         34,722
___________________________________________________________________________________________

Assuming the reorganizations had been completed on April 1, 2009, the beginning of the annual reporting period for the Focused Fund, the Focused Fund's pro forma results of operations for the year ended March 31, 2010, are as follows (000):

______________________________________________

Net Investment Income           $  1,733 (a)
Net realized and unrealized
   gain on investments           233,782 (b)
______________________________________________

(a) $1,388, as reported in the Statement of Operations, plus $(896) Net Investment Income from the Merged Funds pre-merger, plus
    $1,241 of pro-forma eliminated expenses.

(b) $61,277, as reported in the Statement of Operations, plus $172,505 Net Realized and Unrealized Gain on Investments from the
    Merged Funds pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganizations were completed, it is not practical to separate the amounts of revenue and earnings of the Merged Funds for the period ending December 4,
2009, that have been included in the Focused Fund's Statement of Operations. Because the Growth Fund, the Technology and
Communications Fund and the Focused Fund sold and redeemed shares throughout the period, it is also not practicable to provide pro forma information on a per share basis.

After the close of business on October 23, 2009, Class C shares of the Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund,
Focused Fund, Heitman REIT Fund, Large Cap Growth Fund, Strategic Small Company Fund, TS&W Mid-Cap Value Fund, TS&W Small Cap Value
Fund and Cash Reserves Fund were liquidated and distributed ratably among the Class C shareholders on that date. Shareholders may purchase shares of the Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund, Focused Fund, Heitman REIT Fund, Large Cap Growth
Fund, Strategic Small Company Fund, TS&W Mid-Cap Value Fund, TS&W Small Cap Value Fund, and Cash Reserves Fund through three separate classes, Class A, Institutional Class and Class Z shares. Shareholders may purchase shares of the Dwight Intermediate Fixed
Income Fund and Dwight Short Term Fixed Income Fund through four separate classes, Class A, Class C, Institutional Class and Class Z shares. Shareholders may purchase Institutional Class shares of the Barrow Hanley Core Bond Fund and Dwight High Yield Fund. All
classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs, transfer agency costs and each class has exclusive voting rights with respect to its distribution plan and service plan, as applicable. Except for these differences, each class share of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow Hanley Value Fund, Focused Fund, Large Cap Growth Fund and Cash Reserves Fund, which are classified as non-diversified management investment companies. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

                                                                119

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2010

2. SIGNIFICANT ACCOUNTING POLICIES
____________________________________________________________________________________________________________________________________

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of the Funds, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) (the
"4:00 p.m. Valuation Time") on each day that the NYSE is open for trading for all series portfolios of the Funds other than the Old
Mutual Cash Reserves Fund. Investment securities of the Cash Reserves Fund are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the NYSE as of 5:00 p.m. Eastern time (the "5:00 p.m. Valuation
Time" and together with the 4:00 p.m. Valuation Time, the "Valuation Time") on each day that the NYSE is open for trading. If there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions.

For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by the Board. The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value
Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Valuation Committee (the
"Committee"). A security may be valued using Fair Value Procedures if, among other things the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund's net asset value ("NAV").

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over the counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued at the last quoted sales price from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment adviser, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Adviser")
determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Fair Value Disclosure - The Funds are subject to the provisions of Financial Accounting Standards Board ("FASB") Accounting
Standards Codification 820-10, Fair Value Measurements and Disclosures, ("ASC 820-10"). ASC 820-10 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the reporting period. The aggregate value by input level, as of March 31, 2010, for each
Fund's investments, as well as a reconciliation of assets for which Level 3 inputs were assigned, is included in the Schedule of
Investments.

                                                                120

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and dividend expense on securities sold short is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Barrow Hanley Value Fund, Heitman REIT Fund, Barrow Hanley Core Bond Fund, Cash Reserves Fund, Dwight High
Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. Dividends from net investment income for the Barrow Hanley Value Fund are declared and paid on a semi-annual basis. Dividends from net investment income for the Heitman REIT
Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Barrow Hanley Core Bond Fund, Cash
Reserves Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund are declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Tri-Party Repurchase Agreements - Securities pledged as collateral for repurchase agreements are held by a third-party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

TBA Purchase Commitments - The Funds (except the Cash Reserves Fund) may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date.
This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation"
above.

Mortgage Dollar Rolls - The Funds (except the Cash Reserves Fund) may enter into mortgage dollar rolls (principally using TBAs) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made on behalf of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i)  market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

                                                                121

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2010

Futures Contracts - The Funds are subject to equity price risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing their objectives. The Funds may utilize futures contracts to enhance investment returns, as an efficient way to gain broad market exposure with reduced transaction costs and to hedge against changes in the value of equity securities, overall equity market volatility, interest rates or foreign currencies. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date.
Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. There is minimal counterparty credit risk involved in entering into futures contracts since they are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in the value of equity securities (or securities that the Funds intend to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the
Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Funds'
option strategy primarily focuses on the use of writing call options on equity indexes. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchasers of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since the options utilized by the Funds are exchange-traded instruments and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

Short Sales - The Funds (except the Dwight Intermediate Fixed Income Fund) may engage in short sales that are "uncovered". Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the segregated account plus the amount deposited with the broker as margin will equal the current value of the security sold short or (b) otherwise cover the Fund's short positions. The segregated assets are marked to market daily.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.
Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National
Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date.
Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and
REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

                                                                122

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities.
Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class).
The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Inflation-Indexed Bond - The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income in the Statement of Operations, even though investors do not receive the principal amount until maturity.

Corporate Term Loans - The Barrow Hanley Core Bond Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight
Short Term Fixed Income Fund may invest in corporate term loans in the form of participations in loans and assignments of all or a portion of loans from third parties. Loan assignments and participations are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. Such loan assignments and participations are typically senior, secured and collateralized in nature. The Fund records an investment on trade date and begins to accrue interest when the borrower withdraws money. These loans generally pay interest at rates which are periodically reset by reference to a base lending rate plus a spread.

The loans in which the Funds invest are generally readily marketable, but may be subject to some restrictions on resale. For example, a Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower ("intermediate participants"). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Payments by Affiliates - For the year ended March 31, 2009, the Strategic Small Company Fund was reimbursed $15 (000) by its sub-advisers as a result of a trading errors; Old Mutual Capital reimbursed $3 (000) to the Dwight Intermediate Fixed Income Fund as
a result of a shareholder trading error and the TS&W Small Cap Value Fund was reimbursed $2 (000) by its sub-adviser as a result of a trading error. For the year ended March 31, 2010 the Strategic Small Company Fund was reimbursed $46 (000) by a sub-adviser as a result of a trading error.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other non-class specific expenses and realized and unrealized gains and losses of a Fund are allocated to the respective share class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately. The Funds had no material expense reductions for the year ended March 31, 2010.

Each Fund (except the Cash Reserves Fund) will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the redemption/exchange fee for the benefit of the remaining shareholders by crediting Paid-in Capital.
For a discussion of the limited exemptions to the redemption/exchange fee, please see the Funds' prospectuses. For the year ended
March 31, 2010, redemption fees of $2 (000), $1 (000), $1 (000) and $6 (000) were collected by the Focused Fund (Class A), Heitman
REIT Fund (Class Z), TS&W Small Cap Value Fund (Class Z) and Dwight Intermediate Fixed Income Fund (Class A), respectively. There were no other material redemption fee amounts collected by the Funds.

                                                                123

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2010

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES
   AND OTHER TRANSACTIONS WITH AFFILIATES
____________________________________________________________________________________________________________________________________

Investment Adviser - Old Mutual Capital serves as the investment adviser and administrator to each Fund. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"). OMUSH is a direct wholly owned subsidiary of OM Group
(UK) Limited, which, in turn, is a direct wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Adviser are parties to management agreements (the "Management Agreements"), under which the Adviser is obligated to provide advisory and administrative services to the Trust. Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Adviser has agreed to fee breakpoints for each Fund as set forth in the tables below:

                                                                   Management Fee Breakpoint Asset Thresholds
______________________________________________________________________________________________________________________________________________

                                       $0 to       $300 million    $500 million    $750 million   $1.0 billion    $1.5 billion        $2.0
                                    less than      to less than    to less than    to less than   to less than    to less than       billion
Fund                               $300 million    $500 million    $750 million    $1.0 billion   $1.5 billion    $2.0 billion     or greater
______________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund          0.80%          0.75%            0.70%          0.65%           0.60%           0.55%           0.50%
Barrow Hanley Value Fund(1)            0.75%          0.73%            0.72%          0.70%           0.68%           0.67%           0.66%
Focused Fund                           0.75%          0.70%            0.65%          0.60%           0.55%           0.50%           0.45%
Heitman REIT Fund                      0.90%          0.85%            0.80%          0.75%           0.70%           0.65%           0.60%
Large Cap Growth Fund(2)               0.70%         0.685%           0.675%         0.675%          0.625%          0.575%          0.525%
Strategic Small Company Fund           0.95%          0.90%            0.85%          0.80%           0.75%           0.70%           0.65%
TS&W Small Cap Value Fund              1.00%          0.95%            0.90%          0.85%           0.80%           0.75%           0.70%
Dwight Intermediate Fixed Income Fund  0.45%         0.425%            0.40%         0.375%           0.35%          0.325%           0.30%
Dwight Short Term Fixed Income Fund    0.45%         0.425%            0.40%         0.375%           0.35%          0.325%           0.30%
______________________________________________________________________________________________________________________________________________

                                                                                  Management Fee Breakpoint Asset Thresholds
_____________________________________________________________________________________________________________________________________________

                                                                    $0 to less                $500 million to                 $1.0 billion
                                                                than $500 million          less than $1.0 billion              or greater
_____________________________________________________________________________________________________________________________________________

TS&W Mid-Cap Value Fund                                               0.95%                         0.90%                         0.85%
Barrow Hanley Core Bond Fund                                          0.60%                        0.575%                         0.55%
Dwight High Yield Fund                                                0.70%                        0.675%                         0.65%
_____________________________________________________________________________________________________________________________________________

(1) Effective following the close of business on July 28, 2009, the Old Mutual Barrow Hanley Value Fund's base management fee was reduced from 0.85% to 0.75%.

(2) Effective August 8, 2009, the Large Cap Growth Fund's base management fee was reduced from 0.85% to 0.70%.

    Effective following the close of business on March 12, 2010, the Cash Reserves Fund's base management fee was reduced from 0.40%
    to 0.18%, with no applicable breakpoint asset thresholds.

                                                                124

Expense Limitation Agreements - In the interests of limiting expenses of the Funds, the Adviser entered into expense limitation agreements ("Expense Limitation Agreements") with respect to the Funds pursuant to which the Adviser contractually agreed to separately waive class level expenses and fund level expenses for the Focused Fund through July 31, 2013 and for all other Funds through December 31, 2011 to the extent necessary to limit the total annual operating expenses to a specified percentage of the
Funds' average daily net assets. The expense limitations are as follows:

                                  Class       Fund         Total                                          Class       Fund         Total
                                 Expense     Expense      Expense                                        Expense     Expense      Expense
                                  Limit       Limit        Limit                                          Limit       Limit        Limit
____________________________________________________________________    ____________________________________________________________________

Analytic U.S. Long/Short Fund                                           TS&W Mid-Cap Value Fund
  Class Z                         0.20%       0.90%        1.10%          Class Z                         0.12%       1.00%        1.12%
  Class A                         0.45%       0.90%        1.35%          Class A                         0.40%       1.00%        1.40%
  Institutional Class             0.00%       0.90%        0.90%          Institutional Class             0.00%       1.00%        1.00%
____________________________________________________________________    ____________________________________________________________________

Barrow Hanley Value Fund(1)                                             TS&W Small Cap Value Fund
  Class Z                         0.10%       0.85%        0.95%          Class Z                         0.15%       1.10%        1.25%
  Class A                         0.35%       0.85%        1.20%          Class A                         0.40%       1.10%        1.50%
  Institutional Class             0.00%       0.85%        0.85%          Institutional Class             0.00%       1.10%        1.10%
____________________________________________________________________    ____________________________________________________________________

Focused Fund(1)                                                         Cash Reserves Fund(3)
  Class Z                         0.15%       0.80%        0.95%          Class Z                         0.10%       0.20%        0.30%
  Class A                         0.40%       0.80%        1.20%          Class A                         0.35%       0.20%        0.55%
  Institutional Class             0.00%       0.80%        0.80%          Institutional Class             0.00%       0.20%        0.20%
____________________________________________________________________    ____________________________________________________________________

Heitman REIT Fund                                                       Dwight Intermediate Fixed Income Fund
  Class Z                         0.30%       0.95%        1.25%          Class Z                         0.08%       0.50%        0.58%
  Class A                         0.55%       0.95%        1.50%          Class A                         0.33%       0.50%        0.83%
  Institutional Class             0.00%       0.95%        0.95%          Class C                         1.08%       0.50%        1.58%
____________________________________________________________________      Institutional Class             0.00%       0.50%        0.50%
                                                                        ____________________________________________________________________
Large Cap Growth Fund(2)
  Class Z                         0.10%       0.90%        1.00%        Dwight Short Term Fixed Income Fund
  Class A                         0.35%       0.90%        1.25%          Class Z                         0.17%       0.53%        0.70%
  Institutional Class             0.00%       0.90%        0.90%          Class A                         0.42%       0.53%        0.95%
____________________________________________________________________      Class C                         0.92%       0.53%        1.45%
                                                                          Institutional Class             0.02%       0.53%        0.55%
Strategic Small Company Fund                                            ____________________________________________________________________
  Class Z                         0.28%       1.02%        1.30%
  Class A                         0.53%       1.02%        1.55%
  Institutional Class             0.03%       1.02%        1.05%
____________________________________________________________________

                                                                                                  Total Institutional Class Expense Limit
_____________________________________________________________________________________________________________________________________________

Barrow Hanley Core Bond Fund                                                                                      0.70%
Dwight High Yield Fund                                                                                            0.80%
_____________________________________________________________________________________________________________________________________________

(1) Prior to July 29, 2009, these Funds had the following expense       (2) Prior to August 8, 2009, the Fund had the following expense
    limitations in place:                                                   limitations in place:

                                  Class       Fund         Total                                          Class       Fund         Total
                                 Expense     Expense      Expense                                        Expense     Expense      Expense
                                  Limit       Limit        Limit                                          Limit       Limit        Limit
____________________________________________________________________    ____________________________________________________________________

Focused Fund                                                            Large Cap Growth Fund
  Class Z                         0.25%       0.80%        1.05%          Class Z                         0.30%       0.95%        1.25%
  Class A                         0.50%       0.80%        1.30%          Class A                         0.55%       0.95%        1.50%
  Class C                         1.25%       0.80%        2.05%          Class C                         1.30%       0.95%        2.25%
  Institutional Class             0.00%       0.80%        0.80%          Institutional Class             0.00%       0.95%        0.95%
____________________________________________________________________    ____________________________________________________________________

Barrow Hanley Value Fund                                                (3) Prior to March 12, 2010, the Fund had the following expense
  Class Z                         0.20%       0.90%        1.10%            limitations in place:
  Class A                         0.45%       0.90%        1.35%
  Class C                         1.20%       0.90%        2.10%                                          Class       Fund         Total
  Institutional Class             0.00%       0.90%        0.90%                                         Expense     Expense      Expense
____________________________________________________________________                                      Limit       Limit        Limit
                                                                        ____________________________________________________________________

                                                                        Cash Reserves Fund
                                                                          Class Z                         0.28%       0.45%        0.73%
                                                                          Class A                         0.53%       0.45%        0.98%
                                                                          Institutional Class             0.28%       0.45%        0.73%
                                                                        ____________________________________________________________________

                                                                125

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2010

The Adviser may seek reimbursement for Management Fees waived and other expenses paid by the Adviser pursuant to the Expense
Limitation Agreements during the previous three fiscal years in which the Management Fees were waived or other expenses paid.
Reimbursement by a Fund of the Management Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation
Agreements may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described above. With respect to all
Funds (except the Barrow Hanley Core Bond Fund, Dwight High Yield Fund and TS&W Mid-Cap Value Fund), no reimbursement by a Fund will be made for Management Fees waived or other expenses paid prior to December 31, 2008, unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. As of March 31, 2010, the Adviser may seek reimbursement of previously waived and reimbursed fees as follows (000):

                                                     Expires               Expires               Expires
Fund                                              March 31, 2011        March 31, 2012        March 31, 2013          Total
___________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                          $226                  $335                 $   66             $  627
Barrow Hanley Value Fund                                357                   250                    111                718
Focused Fund                                            118                   320                  1,012              1,450
Heitman REIT Fund                                       216                   171                     68                455
Large Cap Growth Fund                                   518                   574                    726              1,818
Strategic Small Company Fund                            177                   192                    438                807
TS&W Mid-Cap Value Fund                                  32                   186                    297                515
TS&W Small Cap Value Fund                               131                    93                     66                290
Barrow Hanley Core Bond Fund                             32                    37                     44                113
Cash Reserves Fund                                      118                   192                    152                462
Dwight High Yield Fund                                   18                    32                     33                 83
Dwight Intermediate Fixed Income Fund                   130                   229                    202                561
Dwight Short Term Fixed Income Fund                     363                   248                     84                695
___________________________________________________________________________________________________________________________________

For the year ended March 31, 2010, the Adviser was reimbursed the following amounts for previously waived fees:

Fund                                            Total (000)
_____________________________________________________________

Analytic U.S. Long/Short Fund                      $ 94
Barrow Hanley Value Fund                             15
Focused Fund                                          7
Heitman REIT Fund                                    17
Large Cap Growth Fund                               170
Strategic Small Company Fund                         16
TS&W Small Cap Value Fund                            23
Cash Reserves Fund                                    2
Dwight High Yield Fund                                3
Dwight Intermediate Fixed Income Fund                 8
Dwight Short Term Fixed Income Fund                 160
_____________________________________________________________

Effective following the close of business on March 12, 2010 the Adviser has voluntarily agreed to reimburse expenses to the extent necessary to assist the Fund in maintaining a minimum yield of 0.00% for each share class. Prior to March 12, 2010, the Adviser reimbursed expenses to maintain a minimum yield of 0.10% for each share class of the Cash Reserves Fund. The agreement to reimburse expenses is voluntary and may be modified or discontinued by the Adviser at any time. The voluntary waiver paid to the Cash Reserves
Fund during the year ended March 31, 2010 was $152 (000) and is included within Waiver of Management Fees and Reimbursement of Other
Expenses by Adviser on the Statement of Operations.

Sub-Advisory Agreements - The following sub-advisers (the "Sub-Advisers") provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Trust, the Adviser and each
Sub-Adviser:

Analytic Investors, LLC - The Trust, on behalf of the Analytic U.S. Long/Short Fund, and the Adviser entered into sub-advisory agreements with Analytic Investors, LLC ("Analytic"). Analytic is a majority owned subsidiary of OMUSH and an affiliate of Old
Mutual Capital.

Ashfield Capital Partners, LLC - The Trust, on behalf of the Large Cap Growth Fund and Strategic Small Company Fund, and the Adviser
entered into sub-advisory agreements with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield is a majority owned subsidiary of
OMUSH and an affiliate of Old Mutual Capital.

Barrow, Hanley, Mewhinney & Strauss, LLC - The Trust, on behalf of the Barrow Hanley Core Bond Fund and Barrow Hanley Value Fund,
and the Adviser entered into sub-advisory agreements with Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"). Barrow Hanley
is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

                                                                126

Copper Rock Capital Partners, LLC - The Trust, on behalf of the Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Dwight Asset Management Company LLC - The Trust, on behalf of the Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and
Dwight Short Term Fixed Income Fund, and the Adviser entered into sub-advisory agreements with Dwight Asset Management Company LLC
("Dwight"). Effective following the close of business on March 12, 2010, the Trust, on behalf of the Cash Reserves Fund and the
Adviser entered into a sub-advisory agreement with Dwight. Dwight is a majority owned subsidiary of OMUSH and an affiliate of Old
Mutual Capital.

Eagle Asset Management, Inc. - The Trust, on behalf of the Strategic Small Company Fund, and the Adviser entered into a sub-advisory agreement with Eagle Asset Management, Inc. ("Eagle").

Heitman Real Estate Securities LLC - The Trust, on behalf of the Heitman REIT Fund, and the Adviser entered into a sub-advisory agreement with Heitman Real Estate Securities LLC ("Heitman"). Heitman is owned 50% by Heitman senior executives and 50% by Old
Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Thompson, Siegel & Walmsley LLC - The Trust, on behalf of the TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund, and the Adviser
entered into sub-advisory agreements with Thompson, Siegel & Walmsley LLC ("TS&W"). TS&W is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Turner Investment Partners, Inc. - The Trust, on behalf of the Large Cap Growth Fund, and the Adviser entered into a sub-advisory agreement with Turner Investment Partners, Inc. ("Turner"). Effective following the close of business on August 7, 2009, the sub-advisory agreement with Turner was terminated and Turner no longer provides sub-advisory services to the Large Cap Growth Fund.

Wellington Management Company, LLP - The Trust, on behalf of the Cash Reserves Fund, and the Adviser entered into a sub-advisory agreement with Wellington Management Company, LLP ("Wellington"). Effective following the close of business March 12, 2010, the sub-advisory agreement for the Cash Reserves Fund was terminated and Wellington no longer provides sub-advisory services to the Cash
Reserves Fund.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements, the Sub-Advisers are entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed, less 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser (with the exception of the Dwight Intermediate Fixed Income Fund). The fees are calculated as follows:

                                                                Sub-Advisory Fee Breakpoint Asset Thresholds
_________________________________________________________________________________________________________________________________________

                                     $0 to       $300 million   $500 million    $750 million   $1.0 billion   $1.5 billion
                                   less than     to less than   to less than    to less than   to less than   to less than   $2.0 billion
Fund                              $300 million   $500 million   $750 million    $1.0 billion   $1.5 billion   $2.0 billion    or greater
_________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund         0.45%          0.40%           0.35%           0.30%          0.25%         0.20%          0.15%
Barrow Hanley Value Fund*             0.40%          0.38%           0.37%           0.35%          0.33%         0.32%          0.31%
Heitman REIT Fund                     0.55%          0.50%           0.45%           0.40%          0.35%         0.30%          0.25%
Large Cap Growth Fund**               0.35%         0.335%          0.325%          0.325%         0.275%        0.225%         0.175%
Strategic Small Company Fund          0.60%          0.55%           0.50%           0.45%          0.40%         0.35%          0.30%
TS&W Small Cap Value Fund             0.70%          0.65%           0.60%           0.55%          0.50%         0.45%          0.40%
Dwight Short Term Fixed Income Fund   0.20%         0.175%           0.15%          0.125%          0.10%        0.075%          0.05%
_________________________________________________________________________________________________________________________________________

                                                                Sub-Advisory Fee Breakpoint Asset Thresholds
_________________________________________________________________________________________________________________________________________

                                    $0 to less                                 $500 million to                               $1.0 billion
                                 than $500 million                         less than $1.0 billion                             or greater
_________________________________________________________________________________________________________________________________________

TS&W Mid-Cap Value Fund                0.50%                                         0.47%                                       0.45%
Barrow Hanley Core Bond Fund           0.25%                                         0.24%                                      0.229%
Dwight High Yield Fund                 0.35%                                        0.338%                                      0.325%
_________________________________________________________________________________________________________________________________________

                                                                                             Sub-Advisory Fees without Breakpoints
_________________________________________________________________________________________________________________________________________

Cash Reserves Fund                                                                                          0.09%***
Dwight Intermediate Fixed Income Fund                                                                       0.15%
_________________________________________________________________________________________________________________________________________

  * Effective  following  the  close  of  business  on July 28, 2009, the base sub-advisory fee for the Barrow Hanley Value Fund was reduced  from  0.50%  to  0.40%.

 ** Effective August 8, 2009 the base sub-advisory fee for the Large Cap Growth Fund was reduced from 0.475% to 0.35%.

*** Effective following the close of business on March 12, 2010, the sub-advisory fee for the Cash Reserves Fund was reduced from
    0.10% to 0.09%.

                                                                127

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2010

From time to time, the Adviser may recommend the appointment of additional or replacement sub-advisers to the Board. The Trust and the Adviser have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a
"manager of managers" structure. Under this structure, the Adviser, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment.
Under the manager of managers structure, the Adviser has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement. The following funds intend to rely on the exemptive order and operate in the manner described above: Cash Reserves Fund, Large Cap Growth Fund and Strategic Small Company Fund. Shareholders will be notified of any changes in unaffiliated sub-advisers. Shareholders of a Fund have the right to terminate a sub-advisory agreement with an unaffiliated sub-adviser for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-adviser(s) by each Fund.

Sub-Administrator - Old Mutual Capital and The Bank of New York Mellon (the "Sub-Administrator") entered into a sub-administration and accounting agreement (the "Sub-Administration Agreement") pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration and business affairs of the Trust. Under the Sub-Administration Agreement, Old Mutual Capital
pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust and Old Mutual Funds I (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Adviser and Old Mutual Fund Services (administrator to Old Mutual Funds I) pays the
Sub-Administrator the following annual fees: (1) $35 (000) for each fund managed as a "fund of funds"; and (2) $3 (000) per class in excess of three classes for each fund in the Old Mutual Complex. and (3) the greater of .01925% based on the combined average daily gross assets of the Old Mutual Complex or $425 (000). Certain minimum fees apply. The Sub-Administration Agreement provides that the
Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator)
negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Adviser or any third party for special, indirect or consequential damages.

Distributor - The Trust entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners
(the "Distributor"), a wholly owned subsidiary of the Adviser. The Distributor receives no compensation under the Distribution
Agreement for serving in such capacity. The Trust has adopted, on behalf of Class A shares of each Fund, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, which provide for payment of a distribution fee of up to 0.25% of the daily net assets of
Class A shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of
Class C shares of the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund, a Distribution Plan
pursuant to Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a Service Plan on behalf of Class A shares of each Fund and Class
C shares of the Dwight Intermediate Fixed Income Fund and the Dwight Short Term Fixed Income Fund which provide for payment of a service fee of up to 0.25% of the average daily net assets of each Class. The Class A service plan on behalf of the TS&W Mid-Cap
Value Fund and Cash Reserves Fund were adopted pursuant to Rule 12b-1. Distribution fees are paid to the Distributor for the sale and distribution of shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

Of the service and distribution fees the Distributor received for the year ended March 31, 2010, it retained the following (000):

                                                                                            Service Fees        Distribution Fees
____________________________________________________________________________________________________________________________________

                                                                                        Class A     Class C          Class C
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                                              $1         $1              $  2
Barrow Hanley Value Fund                                                                    1          1                 2
Focused Fund                                                                                -          1                 4
Heitman REIT Fund                                                                           6          -                 1
Large Cap Growth Fund                                                                       -          1                 2
Strategic Small Company Fund                                                                -          -                 -
TS&W Mid-Cap Value Fund                                                                     1          1                 3
TS&W Small Cap Value Fund                                                                   2          2                 5
Cash Reserves Fund                                                                          1          1                 4
Dwight Intermediate Fixed Income Fund                                                      12         49               146
Dwight Short Term Fixed Income Fund                                                         6         28                58
____________________________________________________________________________________________________________________________________

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                128

Other Service Providers - The Bank of New York Mellon serves as the custodian for each of the Funds.

DST Systems, Inc. ("DST") serves as the transfer agent and dividend disbursing agent of the Trust. Pursuant to an agency agreement between the Trust and DST, DST also provides call center, correspondence and other shareholder account-related services to the
Funds. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH's participant directed 401K, profit sharing and/or voluntary deferral plans which invest in the Old Mutual Complex (collectively, the "Deferred Plans"). The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds' Class Z shares within the Deferred Plans. During the year ended March 31, 2010, the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in the Old Mutual Complex was approximately $36,000.

Officers of the Trust who are or were officers of the Adviser, Old Mutual Fund Services or the Distributor, as well as the Senior
Officer, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
____________________________________________________________________________________________________________________________________

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments and securities sold short, for the Funds (excluding the Cash Reserves Fund) for the year ended March 31, 2010, were as follows:

                                                                              Purchases (000)                  Sales (000)
____________________________________________________________________________________________________________________________________

                                                                        Other      U.S. Government      Other      U.S. Government
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                         $403,724        $      -         $535,996       $      -
Barrow Hanley Value Fund                                                33,484               -           63,928              -
Focused Fund                                                           781,857               -          772,691              -
Heitman REIT Fund                                                       89,393               -           84,862              -
Large Cap Growth Fund                                                  180,197               -          179,594              -
Strategic Small Company Fund                                           179,501               -          200,041              -
TS&W Mid-Cap Value Fund                                                308,864               -          245,624              -
TS&W Small Cap Value Fund                                              100,244               -           78,702              -
Barrow Hanley Core Bond Fund                                            27,126          38,053           20,025         37,024
Dwight High Yield Fund                                                  34,541               -           38,556              -
Dwight Intermediate Fixed Income Fund                                  178,097         298,230          154,709        300,840
Dwight Short Term Fixed Income Fund                                    197,538         192,654          190,056        180,668
____________________________________________________________________________________________________________________________________

Transactions in option contracts written in the Dwight Intermediate Fixed Income Fund for the year ended March 31, 2010, were as follows:

                                                                                       Proceeds
                                                                    Number of          Received
                                                                    Contracts            (000)
_________________________________________________________________________________________________

Outstanding at March 31, 2009                                            -               $ -
Options written                                                         21                 5
_________________________________________________________________________________________________

Outstanding at March 31, 2010                                           21               $ 5
_________________________________________________________________________________________________

                                                                129

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2010

5. CAPITAL SHARE TRANSACTIONS
________________________________________________________________________________________________________________________________________________

                                                                         Old Mutual
                                                                        Analytic U.S.                               Old Mutual
                                                                       Long/Short Fund                        Barrow Hanley Value Fund
________________________________________________________________________________________________________________________________________________

                                                               4/1/09              4/1/08 to              4/1/09                4/1/08 to
                                                               3/31/10              3/31/09               3/31/10                3/31/09
________________________________________________________________________________________________________________________________________________

                                                         Shares     Dollars    Shares    Dollars    Shares     Dollars     Shares     Dollars
________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                         2,193     $ 19,094    23,936   $258,598     2,902    $ 15,819      7,877    $ 40,568
   Capital Contribution                                      -            -         -          -         -           -          -           -
   Shares Issued in Merger (2)                               -            -         -          -         -           -          -           -
   Shares Issued upon Reinvestment of Distributions         43          442        21        174       311       1,585        322       1,675
   Redemption Fees                                         n/a            -       n/a          -       n/a           -        n/a           -
   Shares Redeemed                                      (9,668)     (91,821)   (8,416)   (76,868)   (5,651)    (29,778)    (4,466)    (24,277)
________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions             (7,432)     (72,285)   15,541    181,904    (2,438)    (12,374)     3,733      17,966
________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                           174        1,703       862     10,218       501       2,373        473       2,583
   Capital Contribution                                      -            -         -          -         -           -          -           -
   Shares Issued in Merger (2)                               -            -         -          -         -           -          -           -
   Shares Issued upon Reinvestment of Distributions          2           19         2         16         8          43         12          58
   Redemption Fees                                         n/a            -       n/a          -       n/a           -        n/a           -
   Shares Redeemed                                        (414)      (3,943)   (1,303)   (13,834)     (735)     (3,576)      (210)     (1,041)
________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions               (238)      (2,221)     (439)    (3,600)     (226)     (1,160)       275       1,600
________________________________________________________________________________________________________________________________________________

   Class C (4)
   Shares Issued                                             8           72       141      1,614        16          69        106         559
   Capital Contribution                                      -            -         -          -         -           -          -           -
   Shares Issued in Merger (2)                               -            -         -          -         -           -          -           -
   Shares Issued upon Reinvestment of Distributions          -            -         1          5         2           8          7          36
   Redemption Fees                                         n/a            -       n/a          -       n/a           -        n/a           -
   Shares Redeemed                                        (399)      (3,760)     (392)    (3,997)     (331)     (1,735)      (194)     (1,120)
________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions               (391)      (3,688)     (250)    (2,378)     (313)     (1,658)       (81)       (525)
________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                           105        1,023       953      9,697(1)  3,050      15,592      4,509      22,749 (1)
   Capital Contribution                                      -            -         -          -         -           -          -           -
   Shares Issued in Merger (2)                               -            -         -          -         -           -          -           -
   Shares Issued upon Reinvestment of Distributions         24          252        11         89       262       1,330        229       1,198
   Redemption Fees                                         n/a            -       n/a          -       n/a           -        n/a           -
   Shares Redeemed                                      (1,844)     (18,548)   (1,172)   (13,596)   (6,003)    (32,983)    (1,543)     (7,785)
________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions (1,715)     (17,273)     (208)    (3,810)   (2,691)    (16,061)     3,195      16,162
________________________________________________________________________________________________________________________________________________

(1) During the year ended March 31, 2009, the Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund, Focused Fund and Heitman REIT
    Fund received from new shareholders portfolio securities and cash valued at $732, $904, $477 and $342, respectively, on the date of the subscription.

(2) See Note 1.

(3) During the year ended March 31, 2010 the Focused Fund received a one-time distribution of settlement funds from the Prudential
    Securities, Inc. Fair Fund.

(4) Class C share for all Funds were closed in 2009. See Note 1 for further details.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                130

                Old Mutual                                   Old Mutual                                   Old Mutual
               Focused Fund                              Heitman REIT Fund                          Large Cap Growth Fund
______________________________________________________________________________________________________________________________________

      4/1/09              4/1/08 to                4/1/09                4/1/08 to              4/1/09               4/1/08 to
      3/31/10              3/31/09                 3/31/10                3/31/09               3/31/10               3/31/09
______________________________________________________________________________________________________________________________________

Shares     Dollars   Shares    Dollars       Shares     Dollars      Shares    Dollars    Shares     Dollars    Shares     Dollars
______________________________________________________________________________________________________________________________________

 2,488  $ 49,629        284   $  4,868          466     $ 2,679         380   $  2,670       333    $  4,851       148    $  2,085
     -       261 (3)      -          -            -           -           -          -         -           -         -           -
23,096   475,634      2,774     62,087            -           -           -          -         -           -     8,383     128,062
    27       550         59        902           72         405          98        602        41         614         -           -
   n/a         -        n/a          -          n/a           1         n/a          1       n/a           -       n/a           -
(2,029)  (41,538)      (984)   (18,993)      (1,085)     (5,782)     (1,693)   (12,615)   (1,573)    (22,669)   (1,281)    (18,762)
______________________________________________________________________________________________________________________________________

23,582   484,536      2,133     48,864         (547)     (2,697)     (1,215)    (9,342)   (1,199)    (17,204)    7,250     111,385
______________________________________________________________________________________________________________________________________

 1,580    29,578         71      1,372          618       3,302         373      2,643        16         219        75       1,082
     -        15 (3)      -          -            -           -           -          -         -           -         -           -
   113     2,298         32        725            -           -           -          -         -           -        44         673
     2        39          2         28           21         116          23        136         -           -         -           -
   n/a         2        n/a          -          n/a           -         n/a          -       n/a           -       n/a           -
  (254)   (4,994)       (48)      (819)        (487)     (2,942)       (358)    (2,608)     (103)     (1,457)      (71)       (938)
______________________________________________________________________________________________________________________________________

 1,441    26,938         57      1,306          152         476          38        171       (87)     (1,238)       48         817
______________________________________________________________________________________________________________________________________

    70     1,958         43        728           16          78          75        588         8          91        67         985
     -         -          -          -            -           -           -          -         -           -         -           -
     -         -          4         82            -           -           -          -         -           -        30         372
     -         -          -          6            -           1           -          2         -           -         -           -
   n/a         -        n/a          -          n/a           -         n/a          -       n/a           -         -           -
  (115)   (2,185)       (24)      (397)        (100)       (581)        (24)      (156)     (200)     (2,680)      (69)       (917)
______________________________________________________________________________________________________________________________________

   (45)     (227)        23        419          (84)       (502)         51        434      (192)     (2,589)       28         440
______________________________________________________________________________________________________________________________________

   228     4,640        181      3,779 (1)    1,641       9,741         173      1,047 (1) 2,579      36,439       144       1,594
     -        14 (3)      -          -            -           -           -          -         -           -         -           -
   909    18,759          -          -            -           -           -          -         -           -         3          34
     7       148         23        344           26         160          28        201        11         166         -           -
   n/a         -        n/a          -          n/a           -         n/a          -       n/a           -       n/a           -
  (771)  (15,559)      (206)    (3,587)        (488)     (3,144)     (2,253)   (19,085)   (1,079)    (16,428)       (4)        (44)
______________________________________________________________________________________________________________________________________

   373     8,002         (2)       536        1,179       6,757      (2,052)   (17,837)    1,511      20,177       143       1,584
______________________________________________________________________________________________________________________________________

                                                                131

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2010
                                                                       Old Mutual                                         Old Mutual
                                                                     Strategic Small                                     TS&W Mid-Cap
                                                                      Company Fund                                        Value Fund
______________________________________________________________________________________________________________________________________________________

                                                             4/1/09                  4/1/08 to                 4/1/09                 4/1/08 to
                                                             3/31/10                  3/31/09                  3/31/10                 3/31/09
______________________________________________________________________________________________________________________________________________________

                                                       Shares      Dollars      Shares     Dollars         Shares     Dollars     Shares     Dollars
______________________________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                          439   $  3,572         1,302     $ 8,694          1,198    $  8,574        156   $    907
   Capital Contribution                                     -      1,032 (3)         -           -              -           -          -          -
   Shares Issued in Merger (2)                              -          -         9,095      58,404              -           -     10,696     61,406
   Shares Issued upon Reinvestment of Distributions        28        244             -           -             49         370          -          -
   Redemption Fees                                        n/a          -           n/a           -            n/a           -        n/a          -
   Shares Redeemed                                     (1,563)   (12,874)         (391)     (3,139)        (2,256)    (15,997)      (130)      (728)
______________________________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions            (1,096)    (8,026)       10,006      63,959         (1,009)     (7,053)    10,722     61,585
______________________________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                           13        103            18         149            415       2,830        909      6,479
   Capital Contribution                                     -         10 (3)         -           -              -           -          -          -
   Shares Issued in Merger (2)                              -          -             6          37              -           -         61        349
   Shares Issued upon Reinvestment of Distributions         -          1             -           -              1          10          3         16
   Redemption Fees                                        n/a          -           n/a           -            n/a           -        n/a          -
   Shares Redeemed                                        (29)      (221)          (40)       (311)          (675)     (4,674)      (296)    (1,921)
______________________________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions               (16)      (107)          (16)       (125)          (259)     (1,834)       677      4,923
______________________________________________________________________________________________________________________________________________________

   Class C (4)
   Shares Issued                                            -          2             3          25             33         208        202      1,555
   Capital Contribution                                     -          - (3)         -           -              -           -          -          -
   Shares Issued in Merger (2)                              -          -             7          40              -           -         21        118
   Shares Issued upon Reinvestment of Distributions         -          -             -           -              -           -          -          2
   Redemption Fees                                        n/a          -           n/a           -            n/a           -        n/a          -
   Shares Redeemed                                        (13)      (101)           (1)         (7)          (336)     (2,320)      (144)      (911)
______________________________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions               (13)       (99)            9          58           (303)     (2,112)        79        764
______________________________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                           22        187            62         404         17,640     119,720      5,058     34,356 (1)
   Capital Contribution                                     -         93 (3)         -           -              -           -          -          -
   Shares Issued in Merger (2)                              -          -         1,831      11,787              -           -        863      4,953
   Shares Issued upon Reinvestment of Distributions         2         14             -           -            121         906         45        262
   Redemption Fees                                        n/a          -           n/a           -            n/a           -        n/a          -
   Shares Redeemed                                     (1,556)   (12,687)          (26)       (168)        (6,241)    (44,321)    (2,274)   (15,816)
______________________________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions (1,532)   (12,393)        1,867      12,023         11,520      76,305      3,692     23,755
______________________________________________________________________________________________________________________________________________________

(1) During the year ended March 31, 2009, the Barrow Hanley Core Bond Fund and TS&W Mid-Cap Value Fund received from new shareholders portfolio securities and cash valued at $2,095 and $1,704, respectively, on the date of the subscription.

(2) See Note 1.

(3) During the year ended March 31, 2010, the Strategic Small Company Fund and TS&W Small Cap Value Fund received a one-time distribution of settlement funds from the Millenium Partners LP and Prudential Securities, Inc. Fair Fund.

(4) Class C share for all Funds were closed in 2009. See Note 1 for further details.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                132

                Old Mutual                                   Old Mutual
              TS&W Small Cap                                Barrow Hanley                                 Old Mutual
                Value Fund                                  Core Bond Fund                             Cash Reserves Fund
______________________________________________________________________________________________________________________________________

      4/1/09              4/1/08 to                4/1/09                4/1/08 to              4/1/09               4/1/08 to
      3/31/10              3/31/09                 3/31/10                3/31/09               3/31/10               3/31/09
______________________________________________________________________________________________________________________________________

Shares     Dollars   Shares    Dollars       Shares     Dollars      Shares    Dollars    Shares     Dollars    Shares     Dollars
______________________________________________________________________________________________________________________________________

 1,328  $ 19,084        912   $ 14,166            -   $     -            -   $      -       7,779   $  7,779    13,208     $ 13,205
     -         1 (3)      -          -            -         -            -          -           -          -         -            -
     -         -      1,995     22,875            -         -            -          -           -          -         -            -
    10       144        338      4,010            -         -            -          -          28         28       520          520
   n/a         1        n/a          -          n/a         -          n/a          -         n/a          -       n/a            -
(1,132)  (16,207)      (610)    (9,080)           -         -            -          -     (15,520)   (15,520)  (18,535)     (18,536)
______________________________________________________________________________________________________________________________________

   206     3,023      2,635     31,971            -         -            -          -      (7,713)    (7,713)   (4,807)      (4,811)
______________________________________________________________________________________________________________________________________

   225     2,964        146      2,339            -         -            -          -       2,125      2,125     2,316        2,316
     -         - (3)      -          -            -         -            -          -           -          -         -            -
     -         -         37        409            -         -            -          -           -          -         -            -
     -         -         13        151            -         -            -          -           1          1         8            8
   n/a         -        n/a          -          n/a         -          n/a          -         n/a          -       n/a            -
  (127)   (1,809)       (59)      (847)           -         -            -          -      (2,099)    (2,099)   (2,187)      (2,187)
______________________________________________________________________________________________________________________________________

    98     1,155        137      2,052            -         -            -          -          27         27       137          137
______________________________________________________________________________________________________________________________________

    20       237         99      1,306            -         -            -          -         795        795     4,477        4,477
     -         - (3)      -          -            -         -            -          -           -          -         -            -
     -         -         17        176            -         -            -          -           -          -         -            -
     -         -          7         82            -         -            -          -           1          1         9            9
   n/a         -        n/a          -          n/a         -          n/a          -         n/a          -       n/a            -
  (170)   (2,318)       (18)      (281)           -         -            -          -      (4,024)    (4,024)   (2,947)      (2,947)
______________________________________________________________________________________________________________________________________

  (150)   (2,081)       105      1,283            -         -            -          -      (3,228)    (3,228)    1,539        1,539
______________________________________________________________________________________________________________________________________

 2,540    35,725          -          -        1,758    18,398        1,702      17,030 (1) 14,000     14,000         -            -
     -         - (3)      -          -            -         -            -           -          -          -         -            -
     -         -          -          -            -         -            -           -          -          -         -            -
     5        81          -          -          345     3,611          329       3,245          -          -         -            -
   n/a         -        n/a          -          n/a         -          n/a           -        n/a          -       n/a            -
  (949)  (14,515)         -          -         (948)   (9,972)      (2,322)    (22,799)         -          -         -            -
______________________________________________________________________________________________________________________________________

 1,596    21,291          -          -        1,155    12,037         (291)     (2,524)    14,000     14,000         -            -
______________________________________________________________________________________________________________________________________

                                                                133

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2010
                                                                                                      Old Mutual
                                                                                                Dwight High Yield Fund
____________________________________________________________________________________________________________________________________

                                                                                          4/1/09                  4/1/08 to
                                                                                          3/31/10                  3/31/09
____________________________________________________________________________________________________________________________________

                                                                                    Shares       Dollars     Shares        Dollars
____________________________________________________________________________________________________________________________________

Capital Share Transactions (000):
   Class Z
   Shares Issued                                                                         -    $      -           -       $     -
   Shares Issued upon Reinvestment of Distributions                                      -           -           -             -
   Redemption Fees                                                                     n/a           -         n/a             -
   Shares Redeemed                                                                       -           -           -             -
____________________________________________________________________________________________________________________________________

   Total Class Z Capital Share Transactions                                              -           -           -             -
____________________________________________________________________________________________________________________________________

   Class A
   Shares Issued                                                                         -           -           -             -
   Shares Issued upon Reinvestment of Distributions                                      -           -           -             -
   Redemption Fees                                                                     n/a           -         n/a             -
   Shares Redeemed                                                                       -           -           -             -
____________________________________________________________________________________________________________________________________

   Total Class A Capital Share Transactions                                              -           -           -             -
____________________________________________________________________________________________________________________________________

   Class C
   Shares Issued                                                                         -           -           -             -
   Shares Issued upon Reinvestment of Distributions                                      -           -           -             -
   Redemption Fees                                                                     n/a           -         n/a             -
   Shares Redeemed                                                                       -           -           -             -
____________________________________________________________________________________________________________________________________

   Total Class C Capital Share Transactions                                              -           -           -             -
____________________________________________________________________________________________________________________________________

   Institutional Class
   Shares Issued                                                                       783       7,304         480         4,566 (1)
   Shares Issued upon Reinvestment of Distributions                                    181       1,808         136         1,134
   Redemption Fees                                                                     n/a           -         n/a             -
   Shares Redeemed                                                                  (1,234)    (12,301)       (335)       (2,664)
____________________________________________________________________________________________________________________________________

   Total Institutional Class Capital Share Transactions                               (270)     (3,189)        281         3,036
____________________________________________________________________________________________________________________________________

(1) During the year ended March 31, 2009, the Dwight High Yield Fund and Dwight Intermediate Fixed Income Fund received from new shareholders portfolio securities and cash valued at $589 and $3,652, respectively, on the date of the subscription.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                134

                        Old Mutual                                                             Old Mutual
                    Dwight Intermediate                                                      Dwight Short Term
                     Fixed Income Fund                                                      Fixed Income Fund
____________________________________________________________________________________________________________________________________

         4/1/09                           4/1/08 to                            4/1/09                          4/1/08 to
        3/31/10                            3/31/09                             3/31/10                          3/31/09
____________________________________________________________________________________________________________________________________

Shares          Dollars          Shares           Dollars              Shares          Dollars          Shares            Dollars
____________________________________________________________________________________________________________________________________

   888         $  8,931             672         $  6,646                 2,035         $ 20,198            621          $  6,085
    45              461              29              285                   360            3,590            542             5,310
   n/a                -             n/a                -                   n/a                -            n/a                 -
  (555)          (5,639)           (306)          (3,023)               (2,405)         (23,960)        (3,541)          (34,528)
____________________________________________________________________________________________________________________________________

   378            3,753             395            3,908                   (10)            (172)        (2,378)          (23,133)
____________________________________________________________________________________________________________________________________

 5,629           56,435           3,910           38,680                 5,364           53,081          3,151            30,792
    95              962              26              251                    55              548             11               108
   n/a                6             n/a                -                   n/a                -            n/a                 1
(4,201)         (42,654)           (447)          (4,401)               (4,148)         (41,435)          (480)           (4,682)
____________________________________________________________________________________________________________________________________

 1,523           14,749           3,489           34,530                 1,271           12,194          2,682            26,219
____________________________________________________________________________________________________________________________________

 1,688           16,774           1,465           14,319                 1,184           11,740          1,141            11,115
    24              246               6               58                     9               89              7                64
   n/a                -             n/a                -                   n/a                -            n/a                 -
(1,196)         (12,160)            (73)            (717)                 (652)          (6,518)          (183)           (1,781)
____________________________________________________________________________________________________________________________________

   516            4,860           1,398           13,660                   541            5,311            965             9,398
____________________________________________________________________________________________________________________________________

 1,238           12,590             379            3,852 (1)             2,147           21,414             19               188
    80              809             278            2,730                    20              202              -                 2
   n/a                -             n/a                -                   n/a                -            n/a                 -
(1,549)         (15,386)         (5,416)         (53,741)                 (500)          (5,015)            (6)              (58)
____________________________________________________________________________________________________________________________________

  (231)          (1,987)         (4,759)         (47,159)                1,667           16,601             13               132
____________________________________________________________________________________________________________________________________

                                                                135

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2010

6. FEDERAL TAX INFORMATION
____________________________________________________________________________________________________________________________________

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains.
Accordingly, no provision has been made for federal income taxes.

The Funds are subject to the provisions of FASB Accounting Standards Codification 740-10 ("ASC 740-10"), Income Taxes. ASC 740-10
requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not"
recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

ASC 740-10 requires management of the Funds to analyze all open tax years, fiscal years 2007-2010 as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2010, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S.
Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the
United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31,
2010, primarily attributable to certain losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, returns of capital, utilization of net operating losses, fund reorganizations, capital loss carryforwards that expire in the current year due to Internal Revenue Code limitations, REIT reclasses between net investment income and long-term capital, and dividends on short sales. These permanent differences were reclassified to/from the following accounts:

                                                       Increase/                Increase/(Decrease)             Increase/(Decrease)
                                                      (Decrease)                   Undistributed                    Accumulated
                                                        Paid-in                    Net Investment                  Net Realized
                                                        Capital                       Income                           Gain
                                                         (000)                         (000)                           (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                         $       (1)                     $    1                       $         -
Focused Fund                                           1,207,247                         290                        (1,207,537)
Heitman REIT Fund*                                             1                        (278)                              277
Large Cap Growth Fund                                    (10,890)                        118                            10,772
Strategic Small Company Fund                            (218,048)                      1,134                           216,914
TS&W Mid-Cap Value Fund                                      371                        (227)                             (144)
TS&W Small Cap Value Fund                                 (1,314)                         34                             1,280
Barrow Hanley Core Bond Fund                                   -                          12                               (12)
Cash Reserves Fund                                            (3)                          -                                 3
Dwight High Yield Fund                                         -                         (11)                               11
Dwight Intermediate Fixed Income Fund                          -                          97                               (97)
Dwight Short Term Fixed Income Fund                           (3)                         15                               (12)
____________________________________________________________________________________________________________________________________

These reclassifications had no effect on net assets or net asset value per share.

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2009 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                136

The tax character of dividends and distributions declared during the years ended March 31, 2010 and 2009 were as follows:

                                                                              Ordinary       Long-Term      Return of
                                                                               Income      Capital Gain      Capital      Total
Fund                                                                            (000)          (000)          (000)       (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund
   2010                                                                        $1,518         $     -         $  -       $1,518
   2009                                                                           741               -            -          741
Barrow Hanley Value Fund
   2010                                                                         3,086               -            -        3,086
   2009                                                                         3,081               -            -        3,081
Focused Fund
   2010                                                                           849               -            -          849
   2009                                                                         1,038             284            -        1,322
Heitman REIT Fund*
   2010                                                                         1,197               -            -        1,197
   2009                                                                         1,586               -           47        1,633
Large Cap Growth Fund
   2010                                                                           679               -          118          797
Strategic Small Company Fund
   2010                                                                           265               -            -          265
TS&W Mid-Cap Value Fund
   2010                                                                         1,314               -            -        1,314
   2009                                                                           297               -            -          297
TS&W Small Cap Value Fund
   2010                                                                           207               -           28          235
   2009                                                                            46           4,325            -        4,371
Barrow Hanley Core Bond Fund
   2010                                                                         3,383             230            -        3,613
   2009                                                                         3,042             203            -        3,245
Cash Reserves Fund
   2010                                                                            31               -            -           31
   2009                                                                           549               -            -          549
Dwight High Yield Fund
   2010                                                                         1,810               -            -        1,810
   2009                                                                         1,121               -           13        1,134
Dwight Intermediate Fixed Income Fund
   2010                                                                         4,678               -            -        4,678
   2009                                                                         3,994             508            -        4,502
Dwight Short Term Fixed Income Fund
   2010                                                                         5,185               -            -        5,185
   2009                                                                         5,791               -            -        5,791
____________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31 tax reporting year.

The Large Cap Growth Fund and Strategic Small Company Fund did not declare dividends or distributions during the year ended March
31, 2009.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                137

NOTES TO FINANCIAL STATEMENTS - continued
AS OF MARCH 31, 2010

As of March 31, 2010, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                 Undistributed    Undistributed                      Post-       Unrealized         Other
                                   Ordinary         Long-Term      Capital Loss     October     Appreciation      Temporary
                                    Income        Capital Gains    Carryforwards    Losses     (Depreciation)    Differences    Total
                                     (000)            (000)            (000)         (000)          (000)           (000)       (000)
_________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund      $   581          $     -         $   (75,790)    $     -        $11,621          $   -    $   (63,588)
Barrow Hanley Value Fund               595                -             (19,233)     (3,861)        16,398              -         (6,101)
Focused Fund                        14,832**         22,255**        (1,244,165)          -         57,585              -     (1,149,493)
Heitman REIT Fund*                      19                -             (25,125)        (18)        13,509              -        (11,615)
Large Cap Growth Fund                    -                -            (338,191)          -         38,247              -       (299,944)
Strategic Small Company Fund           187                -             (61,219)          -         20,207              -        (40,825)
TS&W Mid-Cap Value Fund                110                -             (55,792)          -         30,254              -        (25,428)
TS&W Small Cap Value Fund                -                -             (15,841)       (190)        27,085              -         11,054
Barrow Hanley Core Bond Fund             1                -                (261)          -          2,386              -          2,126
Cash Reserves Fund                       -                -                   -           -              -              -              -
Dwight High Yield Fund                 784                -                   -        (285)            41              -            540
Dwight Intermediate
   Fixed Income Fund                 1,290              278                   -           -          2,258           (116)         3,710
Dwight Short Term
   Fixed Income Fund                    50                -              (1,798)          -          1,121            (55)          (682)
_________________________________________________________________________________________________________________________________________

   * Information reflects fund activity for tax purposes based on the Fund's December 31, 2009 tax reporting year.

  ** The Internal Revenue Code of 1986, as amended, (the "Code") limits the ability of the Focused Fund to utilize, in the year of the reorganization, capital losses carried over from the Growth Fund and the Technology and Communications Fund. The
     undistributed ordinary income and undistributed long-term capital gain amounts as of March 31, 2010, include remaining long-term and short-term capital gains of approximately $36,000 (000) after application of this limitation. To the extent not utilized in the year ended March 31, 2010, the capital loss carryovers are preserved (subject to applicable limitations) to be utilized against future capital gains.

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2009 through March 31, 2010 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of March 31, 2010, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):

Fund                                      2011        2012        2013        2014        2015        2016        2017        2018        Total
__________________________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund           $ 10,565    $      -    $      -       $-        $    -     $ 4,226     $19,658     $41,341     $   75,790
Barrow Hanley Value Fund                       -           -           -        -             -           -       2,586      16,647         19,233
Focused Fund                                   -     839,479     312,740        -             -      24,381      67,565           -      1,244,165
Heitman REIT Fund*                             -           -           -        -             -       8,564      16,561           -         25,125
Large Cap Growth Fund                    180,999     105,397           -        -             -      17,297      20,002      14,496        338,191
Strategic Small Company Fund                   -           -           -        -             -      51,812       4,523       4,884         61,219
TS&W Mid-Cap Value Fund                        -           -           -        -             -      37,701       3,998      14,093         55,792
TS&W Small Cap Value Fund                      -           -           -        -             -       7,317       4,741       3,783         15,841
Barrow Hanley Core Bond Fund                   -           -           -        -             -           -           -         261            261
Cash Reserves Fund                             -           -           -        -             -           -           -           -              -
Dwight Short Term Fixed Income Fund            -           -           -        -         1,222           -           -         576          1,798
__________________________________________________________________________________________________________________________________________________

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2009 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                138

During the year ended March 31, 2010, the following capital loss carryforwards were utilized to offset realized capital gains and/or expired (000):

Fund                                                                    Amounts
________________________________________________________________________________

Focused Fund                                                            $501,086
Large Cap Growth Fund                                                    215,777
Strategic Small Company Fund                                             120,747
TS&W Small Cap Value Fund                                                  1,302
Cash Reserves Fund                                                             3
Dwight High Yield Fund                                                       502
________________________________________________________________________________

Of the capital loss carryforwards attributable to the Focused Fund, Large Cap Growth Fund, Strategic Small Company Fund, TS&W
Mid-Cap Value Fund and TS&W Small Cap Value Fund, the following amounts may be limited as a result of the reorganizations described in Note 1 and to the extent unrealized gains and losses that existed at the time of the reorganization are realized, the capital loss carryforwards may be further limited for up to five years from the date of the reorganization (000):

                                                                                          Amounts                   Amounts
                                                                                     limited annually          limited annually
                                                         Total Capital Loss               due to                    due to
                                                            Carryforwards                12/04/09                  03/27/09
                                                             at 03/31/10              reorganization            reorganization
____________________________________________________________________________________________________________________________________

Focused Fund                                                 $1,244,165                    $25,893                  $     -
Large Cap Growth Fund                                           338,191                          -                   20,932
Strategic Small Company Fund                                     61,219                          -                    9,407
TS&W Mid-Cap Value Fund                                          55,792                          -                   13,936
TS&W Small Cap Value Fund                                        15,841                          -                    7,317
____________________________________________________________________________________________________________________________________

The federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written options contracts, held by each Fund excluding the Cash Reserves Fund, at March 31, 2010, were as follows:

                                                                                                                       Net
                                                                                                                   Unrealized
                                                               Federal Tax      Unrealized       Unrealized       Appreciation/
                                                                  Cost         Appreciation     Depreciation     (Depreciation)
Fund                                                              (000)           (000)            (000)             (000)
____________________________________________________________________________________________________________________________________

Analytic U.S. Long/Short Fund                                    $154,691         $17,969         $     -           $17,969
Barrow Hanley Value Fund                                          121,362          16,398               -            16,398
Focused Fund                                                      584,357          57,585               -            57,585
Heitman REIT Fund                                                  45,451          13,549               -            13,549
Large Cap Growth Fund                                             168,975          40,474          (2,227)           38,247
Strategic Small Company Fund                                       90,807          20,207               -            20,207
TS&W Mid-Cap Value Fund                                           226,950          30,254               -            30,254
TS&W Small Cap Value Fund                                          91,738          35,175          (8,090)           27,085
Barrow Hanley Core Bond Fund                                       53,311           2,482             (96)            2,386
Dwight High Yield Fund                                             10,201              41               -                41
Dwight Intermediate Fixed Income Fund                             102,606           2,489            (235)            2,254
Dwight Short Term Fixed Income Fund                               213,094           1,121               -             1,121
____________________________________________________________________________________________________________________________________

7. CONCENTRATIONS/RISKS
____________________________________________________________________________________________________________________________________

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed by Dwight to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain Funds invest a high percentage of their assets in specific sectors of the market, including technology and real estate. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT Fund is concentrated, which means it may invest 25% or more of it's net assets in specific industries.

                                                                139

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF MARCH 31, 2010

There are risks associated with selling short, including the risk that a Fund engaged in short sales may have to cover its short positions at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Dwight High Yield Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

Certain funds may invest in mortgage related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each
Fund. However, based on experience, the Funds expect the risk of loss to be remote.

8. INTERFUND LENDING
____________________________________________________________________________________________________________________________________

Pursuant to resolutions adopted by the Board of Trustees of each of the Trust and Old Mutual Funds I (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (for the purposes of this Note 8, the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003 to the Trusts. The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended March 31, 2010.

9. LITIGATION
____________________________________________________________________________________________________________________________________

The PBHG Funds (now known as Old Mutual Funds II) and PBHG Fund Distributors (now known as Old Mutual Investment Partners) have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the
"Civil Litigation"). The Civil Litigation consolidates and coordinates a number of individual class action suits and derivative suits based on similar claims, which were previously filed against PBHG Funds and PBHG Fund Distributors in other jurisdictions, and were transferred to the U.S. District Court for the District of Maryland. Consolidated complaints in the Class Action and Derivative
Suits were filed in the Civil Litigation on September 29, 2004 (MDL 1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i)
violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of PBHG Fund Distributors as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of PBHG Funds' 12b-1 Plan.

Any potential resolution of the Civil Litigation may include, but not be limited to, judgments or settlements for damages against any named defendant. Old Mutual Capital does not believe that the outcome of the Civil Litigation will materially affect the Funds or its ability to carry out its duty as investment adviser to the Funds.

10. EXPENSES BORNE BY ADVISER
____________________________________________________________________________________________________________________________________

Legal, printing and/or compliance audit expenses relating to the Civil Litigation described in Note 9 and certain regulatory examinations in connection with the market timing allegations were incurred, and the Adviser and/or the former adviser paid these expenses on behalf of the Trust. Had the Adviser and/or the former adviser not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2010, 2009, 2008, 2007 and 2006.

                                                                140

11. NEW ACCOUNTING PRONOUNCEMENT
____________________________________________________________________________________________________________________________________

In January 2010, the FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value
Measurements." ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. Also required is information on purchases, sales, issuances and settlements in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the reconciliation of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, the Adviser is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

12. SUBSEQUENT EVENTS
____________________________________________________________________________________________________________________________________

In accordance with the provisions set forth in FASB Accounting Standards Codification 855-10 Subsequent Events, the Adviser has
evaluated the possibility of subsequent events existing in the Funds' financial statements. At a meeting of shareholders of the
Trust held on April 19, 2010, shareholders elected John R. Bartholdson, Robert M. Hamje, Jarrett B. Kling, L. Kent Moore and Thomas
M. Turpin to the Board. Leigh A. Wilson, Albert A. Miller and Jettie M. Edwards, former Trustees of the Trust, will serve as
Trustees Emeritus through December 31, 2011 and are available to consult with the Board but do not have the power to vote on any
Trust matters. Messrs. Wilson and Miller and Ms. Edwards receive compensation from the Funds for acting in such emeritus role, and the Adviser has agreed to reimburse the Funds for these emeritus fees. The Adviser has determined that there are no additional material events that would require disclosure in the Funds' financial statements.

                                                                141

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets, and of cash flows for the Old Mutual Analytic U.S. Long/Short Fund and the
financial highlights present fairly, in all material respects, the financial position of Old Mutual Analytic U.S. Long/Short Fund,
Old Mutual Barrow Hanley Value Fund, Old Mutual Focused Fund, Old Mutual Heitman REIT Fund, Old Mutual Large Cap Growth Fund, Old
Mutual Strategic Small Company Fund, Old Mutual TS&W Mid-Cap Value, Old Mutual TS&W Small Cap Value Fund, Old Mutual Barrow Hanley
Core Bond Fund, Old Mutual Cash Reserves Fund, Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund,
and Old Mutual Dwight Short Term Fixed Income Fund (constituting Old Mutual Funds II, hereafter referred to as the "Funds") at March
31, 2010 and the results of each of their operations, the changes in each of their net assets, and of the cash flows for the Old
Mutual Analytic U.S. Long/Short Fund and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

May 19, 2010

                                                                142

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a March 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended
March 31, 2010, each Fund is designating the following items with regard to distributions paid during the year.

                                                                                Qualifying
                                                                               For Corporate                                         Qualified
                                                                  Long Term      Dividends     Qualifying      U.S.       Qualified  Short Term
                                                                 Capital Gain    Receivable     Dividend    Government    Interest    Capital
Fund                                                             Distribution* Deduction (1)   Income (2)  Interest (3)   Income (4)  Gain (5)
________________________________________________________________________________________________________________________________________________

Old Mutual Analytic U.S. Long/Short Fund                                   -       100.00%       100.00%       0.10%          0.00%      0.00%
Old Mutual Barrow Hanley Value Fund                                        -       100.00%       100.00%       0.00%          0.00%      0.00%
Old Mutual Focused Fund                                                    -       100.00%       100.00%       0.00%          0.00%      0.00%
Old Mutual Heitman REIT                                                    -         0.00%         0.00%       0.00%          0.00%      0.00%
Old Mutual Large Cap Growth Fund                                           -       100.00%       100.00%       0.00%          0.00%      0.00%
Old Mutual Strategic Small Company Fund                                    -       100.00%        96.43%       0.00%          0.00%      0.00%
Old Mutual TS&W Mid-Cap Value Fund                                         -       100.00%       100.00%       0.00%          0.00%      0.00%
Old Mutual TS&W Small Cap Value Fund                                       -       100.00%       100.00%       0.00%          0.00%      0.00%
Old Mutual Barrow Hanley Core Bond Fund                             $229,690         0.00%         0.00%      24.48%        100.00%      0.00%
Old Mutual Cash Reserves Fund                                              -         0.00%         0.00%      53.24%        100.00%      0.00%
Old Mutual Dwight High Yield Fund                                          -         0.00%         0.00%       0.00%        100.00%    100.00%
Old Mutual Dwight Intermediate Fixed Income Fund                           -         0.00%         0.00%      34.37%        100.00%    100.00%
Old Mutual Dwight Short Term Fixed Income Fund                             -         0.00%         0.00%      32.45%         99.96%      0.00%
________________________________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________________________________

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief
    Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs
    Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S.
    withholding tax when paid to foreign investors.

*   These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

                                                                143

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)

Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available
(i) without charge, upon request, by calling 888-772-2888 toll-free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2009 is available (i) without charge, upon request, by calling 888-772-2888 toll free; (ii) on the Trust's website at oldmutualfunds.com;
and (iii) on the SEC's website at http://www.sec.gov.

Old Mutual Funds II Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's
Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330 toll-free.

                                                                144

FUND EXPENSES EXAMPLE (Unaudited)

Six Month Hypothetical Expense Example - March 31, 2010

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2010.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, administration, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the
$10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                              Annualized      Expenses                                                                     Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                             Beginning     Ending        Expense         Paid
                                     Account      Account   Ratio for the      During                                             Account      Account   Ratio for the      During
                                      Value        Value      Six Month       Six Month                                            Value        Value      Six Month       Six Month
                                    10/1/2009    3/31/2010     Period          Period*                                           10/1/2009    3/31/2010     Period          Period*
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class A                                            Old Mutual Focused Fund - Class A
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,083.80        1.53%        $7.95            Actual Fund Return               $1,000.00    $1,094.10        1.20%        $6.27
   Hypothetical 5% Return            1,000.00     1,017.30        1.53          7.70            Hypothetical 5% Return            1,000.00     1,018.95        1.20          6.04
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Class Z                                            Old Mutual Focused Fund - Class Z
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,084.50        1.28          6.65            Actual Fund Return                1,000.00     1,095.10        0.95          4.96
   Hypothetical 5% Return            1,000.00     1,018.55        1.28          6.44            Hypothetical 5% Return            1,000.00     1,020.19        0.95          4.78
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Analytic U.S Long/Short Fund - Institutional Class                                Old Mutual Focused Fund - Institutional Class
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,086.10        1.09          5.67            Actual Fund Return               1,000.00      1,095.90        0.80          4.18
   Hypothetical 5% Return            1,000.00     1,019.50        1.09          5.49            Hypothetical 5% Return           1,000.00      1,020.94        0.80          4.03
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class A                                                Old Mutual Heitman REIT Fund - Class A
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,145.30        1.26          6.74            Actual Fund Return                1,000.00     1,183.40        1.50          8.17
   Hypothetical 5% Return            1,000.00     1,018.65        1.26          6.34            Hypothetical 5% Return            1,000.00     1,017.45        1.50          7.54
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Class Z                                                Old Mutual Heitman REIT Fund - Class Z
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,146.10        1.00          5.35            Actual Fund Return                1,000.00     1,185.40        1.25          6.81
   Hypothetical 5% Return            1,000.00     1,019.95        1.00          5.04            Hypothetical 5% Return            1,000.00     1,018.70        1.25          6.29
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Barrow Hanley Value Fund - Institutional Class                                    Old Mutual Heitman REIT Fund - Institutional Class
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,147.00        0.87          4.66            Actual Fund Return                1,000.00     1,186.30        0.95          5.18
   Hypothetical 5% Return            1,000.00     1,020.59        0.87          4.38            Hypothetical 5% Return            1,000.00     1,020.19        0.95          4.78
_________________________________________________________________________________________    _________________________________________________________________________________________

                                                                145

FUND EXPENSES EXAMPLE (Unaudited) - concluded

                                                              Annualized      Expenses                                                                     Annualized      Expenses
                                    Beginning     Ending        Expense         Paid                                             Beginning     Ending        Expense         Paid
                                     Account      Account   Ratio for the      During                                             Account      Account   Ratio for the      During
                                      Value        Value      Six Month       Six Month                                            Value        Value      Six Month       Six Month
                                    10/1/2009    3/31/2010     Period          Period*                                           10/1/2009    3/31/2010     Period          Period*
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class A                                                   Old Mutual Cash Reserves Fund - Class A
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return               $1,000.00    $1,111.90        1.36%        $7.16            Actual Fund Return               $1,000.00    $1,000.50        0.25%        $1.25
   Hypothetical 5% Return            1,000.00     1,018.15        1.36          6.84            Hypothetical 5% Return            1,000.00     1,023.68        0.25          1.26
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Large Cap Growth Fund - Class Z                                                   Old Mutual Cash Reserves Fund - Class Z
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,112.80        1.08          5.69            Actual Fund Return                1,000.00     1,000.50        0.27          1.35
   Hypothetical 5% Return            1,000.00     1,019.55        1.08          5.44            Hypothetical 5% Return            1,000.00     1,023.59        0.27          1.36
_________________________________________________________________________________________    _________________________________________________________________________________________

 Old Mutual Large Cap Growth Fund - Institutional Class                                       Old Mutual Cash Reserves Fund - Institutional Class
_________________________________________________________________________________________    _________________________________________________________________________________________

    Actual Fund Return                1,000.00     1,114.20        0.90          4.74            Actual Fund Return                1,000.00     1,003.20        0.20          1.00
   Hypothetical 5% Return            1,000.00     1,020.44        0.90          4.53            Hypothetical 5% Return            1,000.00     1,023.93        0.20          1.01
_________________________________________________________________________________________    _________________________________________________________________________________________

 Old Mutual Strategic Small Company Fund - Class A                                            Old Mutual Dwight High Yield Fund - Institutional Class
_________________________________________________________________________________________    _________________________________________________________________________________________

    Actual Fund Return                1,000.00     1,106.00        1.55          8.14            Actual Fund Return                1,000.00     1,117.90        0.80          4.22
   Hypothetical 5% Return            1,000.00     1,017.20        1.55          7.80            Hypothetical 5% Return            1,000.00     1,020.94        0.80          4.03
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Strategic Small Company Fund - Class Z                                            Old Mutual Dwight Intermediate Fixed Income Fund - Class A
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,108.10        1.30          6.83            Actual Fund Return                1,000.00     1,027.50        0.83          4.20
   Hypothetical 5% Return            1,000.00     1,018.45        1.30          6.54            Hypothetical 5% Return            1,000.00     1,020.79        0.83          4.18
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Strategic Small Company Fund - Institutional Class                                Old Mutual Dwight Intermediate Fixed Income Fund - Class C
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,110.10        1.05          5.52            Actual Fund Return                1,000.00     1,023.60        1.58          7.97
   Hypothetical 5% Return            1,000.00     1,019.70        1.05          5.29            Hypothetical 5% Return            1,000.00     1,017.05        1.58          7.95
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Class A                                                 Old Mutual Dwight Intermediate Fixed Income Fund - Class Z
_________________________________________________________________________________________    _________________________________________________________________________________________

    Actual Fund Return                1,000.00     1,074.60        1.40          7.24            Actual Fund Return                1,000.00     1,029.80        0.58          2.94
   Hypothetical 5% Return            1,000.00     1,017.95        1.40          7.04            Hypothetical 5% Return            1,000.00     1,022.04        0.58          2.92
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Class Z                                                 Old Mutual Dwight Intermediate Fixed Income Fund - Institutional Class
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,074.30        1.12          5.79            Actual Fund Return                1,000.00     1,030.20        0.50          2.53
   Hypothetical 5% Return            1,000.00     1,019.35        1.12          5.64            Hypothetical 5% Return            1,000.00     1,022.44        0.50          2.52
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual TS&W Mid-Cap Value Fund - Institutional Class                                     Old Mutual Dwight Short Term Fixed Income Fund - Class A
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,075.20        1.00          5.17            Actual Fund Return                1,000.00     1,015.20        0.95          4.77
   Hypothetical 5% Return            1,000.00     1,019.95        1.00          5.04            Hypothetical 5% Return            1,000.00     1,020.19        0.95          4.78
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Class A                                               Old Mutual Dwight Short Term Fixed Income Fund - Class C
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,102.80        1.50          7.86            Actual Fund Return                1,000.00     1,012.70        1.45          7.28
   Hypothetical 5% Return            1,000.00     1,017.45        1.50          7.54            Hypothetical 5% Return            1,000.00     1,017.70        1.45          7.29
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Class Z                                               Old Mutual Dwight Short Term Fixed Income Fund - Class Z
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,103.80        1.25          6.56            Actual Fund Return                1,000.00     1,017.50        0.70          3.52
   Hypothetical 5% Return            1,000.00     1,018.70        1.25          6.29            Hypothetical 5% Return            1,000.00     1,021.44        0.70          3.53
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual TS&W Small Cap Value Fund - Institutional Class                                   Old Mutual Dwight Short Term Fixed Income Fund - Institutional Class
_________________________________________________________________________________________    _________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,105.80        1.10          5.78            Actual Fund Return                1,000.00     1,017.30        0.55          2.77
   Hypothetical 5% Return            1,000.00     1,019.45        1.10          5.54            Hypothetical 5% Return            1,000.00     1,022.19        0.55          2.77
_________________________________________________________________________________________    _________________________________________________________________________________________

Old Mutual Barrow Hanley Core Bond Fund - Institutional Class
_________________________________________________________________________________________

   Actual Fund Return                1,000.00     1,026.90        0.70          3.54
   Hypothetical 5% Return            1,000.00     1,021.44        0.70          3.53
_________________________________________________________________________________________

* Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 days (to reflect the one-half year period).

                                                                146

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST
As of March 31, 2010 (Unaudited)

Trustees

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Trustees and Officers may be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, Suite 700,
Denver, Colorado 80237. The Trust's Statement of Additional Information includes additional information about the Trustees and is available at oldmutualfunds.com or upon request, without charge, by calling 888-772-2888.

The chart below lists the Trustees of the Trust as of March 31, 2010, the end of the reporting period. At a meeting of shareholders of the Trust held on April 19, 2010, shareholders elected John R. Bartholdson, Robert M. Hamje, Jarrett B. Kling, L.
Kent Moore and Thomas M. Turpin to the Board and Walter W. Driver was appointed an Advisory Trustee. Effective April 19, 2010, Leigh
A. Wilson, Jettie M. Edwards Albert A. Miller resigned their position as Trustees and became Trustees Emeritus; see footnote 12 of the Notes to Financial Statements for additional information.

________________________________________________________________________________________________________________________________________________________________________________

INDEPENDENT TRUSTEES
________________________________________________________________________________________________________________________________________________________________________________

                                                                                                        Number of Portfolios
                                              Term of Office*                                          in the Old Mutual Fund
                           Position Held       and Length of         Principal Occupation(s)           Family Complex Overseen            Other Public Directorships
Name and Age               with the Trust       Time Served            During Past 5 Years                    by Trustee                        Held by Trustee
________________________________________________________________________________________________________________________________________________________________________________

Leigh A. Wilson               Chairman          Since 2005       Chief Executive Officer, Third                   13               The Victory Portfolios; The Victory
(Born: 1944)                                                     Wave Associates, Inc. (older adult                                Institutional Funds; and The Victory Variable
                                                                 housing) since 1992. Director, The                                Insurance Funds.
                                                                 Mutual Fund Directors Forum (since
                                                                 2004).
________________________________________________________________________________________________________________________________________________________________________________

John R. Bartholdson        Trustee, Audit       Since 1995       Retired. Formerly Chief Financial                20               ING Clarion Real Estate Income Fund.
(Born: 1944)                 Committee                           Officer, The Triumph Group, Inc.
                             Chair and                           (manufacturing) from 1992 to
                             Financial                           2007.
                               Expert
________________________________________________________________________________________________________________________________________________________________________________

Jettie M. Edwards             Trustee           Since 1995       Retired. Consultant, Syrus                       13               EQ Advisors Trust.
(Born: 1946)                                                     Associates (business and marketing
                                                                 consulting firm), 1986 to 2002.
________________________________________________________________________________________________________________________________________________________________________________

Albert A. Miller              Trustee           Since 1995       Retired. Advisor and Secretary, the              13               N/A
(Born: 1934)                                                     Underwoman Shoppes, Inc. (retail
                                                                 clothing stores), 1980 to 2002.
                                                                 Senior Vice President, Cherry &
                                                                 Webb, CWT Specialty Stores, 1995
                                                                 to 2000.
________________________________________________________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________________________________________________________

INTERESTED TRUSTEE
________________________________________________________________________________________________________________________________________________________________________________

                                                                                                        Number of Portfolios
                                              Term of Office*                                          in the Old Mutual Fund
                           Position Held       and Length of         Principal Occupation(s)           Family Complex Overseen            Other Public Directorships
Name and Age               with the Trust       Time Served            During Past 5 Years                    by Trustee                        Held by Trustee
________________________________________________________________________________________________________________________________________________________________________________

Thomas M. Turpin**           Interested         Since 2007       Chief Executive Officer (June 2008               13                                  N/A
(Born: 1960)                   Trustee                           to present) and Chief Operating
                                                                 Officer (2002 to September 2006),
                                                                 Old Mutual Asset Management.
                                                                 Chief Executive Officer (October
                                                                 2008 to present), Interim Chief
                                                                 Executive Officer (April 2008
                                                                 to October 2008) and Chief
                                                                 Operating Officer (October 2006
                                                                 to April 2008), Old Mutual US
                                                                 Holdings, Inc.
________________________________________________________________________________________________________________________________________________________________________________

*  Trustee of the Trust until his/her successor is duly qualified and elected at the meeting of shareholders, or until his/her earlier resignation, retirement or removal from the Board as provided in the Trust's governing documents.

** Mr. Turpin is a Trustee who is deemed to be an "interested person" of the Trust, as that term is defined in 1940 Act, because he is an officer of the parent company of Old
   Mutual Capital and a director of Old Mutual Capital.

                                                                147

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST - concluded
As of March 31, 2010 (Unaudited)

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom (except Mr. Veilleux) are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds. Certain Officers also serve as an officer in a similar capacity for Old Mutual Funds I, another registered investment company managed by the Adviser.

The Officers of the Trust and their principal occupation for the last five years are set forth below. Trust Officers are elected annually by the Board and continue to hold office until they resign, are removed, or until their successors are elected.

_______________________________________________________________________________________________________________________________________________________________________

Officers
_______________________________________________________________________________________________________________________________________________________________________

                                                                                   Principal Occupation(s)
Name and Age                                                                       During Past Five Years
_______________________________________________________________________________________________________________________________________________________________________

Julian F. Sluyters                  President and Principal Executive Officer, Old Mutual Funds I and Old Mutual Funds II, since September 2006. Chief Executive
Born 1960                           Officer (since June 2008) and President (since September 2006) Old Mutual Capital, Inc. President and Chief Executive Officer,
President and Principal             Scudder family of funds, 2004 to December 2005. Managing Director, UBS Global Asset Management, and President and Chief
Executive Officer                   Executive Officer, UBS Fund Services, 2001 to 2003.
_______________________________________________________________________________________________________________________________________________________________________

Edward J. Veilleux                  Senior Vice President, Old Mutual Funds II since January 2005. President, EJV Financial Services, LLC, since May 2002. Chief
Born 1943                           Compliance Officer, The Victory Funds, since October 2005. Vice President and Secretary, Swiss Helvetia Fund, since 1987. Vice
Senior Vice President               President and Chief Compliance Officer, Hilliard Lyons Government Fund, Inc., since September 2004. Vice President (since
                                    1986) and Chief Compliance Officer (since May 2008), ISI Funds. Assistant Vice President and Chief Compliance Officer, PNC
                                    Funds, 2004 to 2008.
_______________________________________________________________________________________________________________________________________________________________________

Robert T. Kelly                     Vice President, Treasurer and Principal Financial Officer, Old Mutual Funds I and Old Mutual Funds II, since October 2006. Vice
Born 1969                           President, Old Mutual Capital, Inc. and Old Mutual Fund Services, since October 2006. Vice President of Portfolio Accounting,
Treasurer and Principal             Founders Asset Management LLC from 2000 to February 2006.
Financial Officer
_______________________________________________________________________________________________________________________________________________________________________

Andra C. Ozols                      Vice President and Secretary, Old Mutual Funds I and Old Mutual Funds II, since 2005. Chief Administrative Officer, Old
Born 1961                           Mutual Capital, Inc. and Old Mutual Investment Partners, since September 2008. Senior Vice President, Secretary, and General
Vice President and Secretary        Counsel, Old Mutual Capital, Inc. and Old Mutual Investment Partners, since June 2005. Executive Vice President (2004 to
                                    2005), General Counsel and Secretary (2002 to 2005), and Vice President (2002 to 2004), ICON Advisers, Inc. Director of
                                    ICON Management & Research Corporation, 2003 to 2005. Executive Vice President (2004 to 2005), General Counsel and
                                    Secretary (2002 to 2005) and Vice President (2002 to 2004), ICON Distributors, Inc. Executive Vice President and Secretary,
                                    ICON Insurance Agency, Inc. (2004 to 2005).
_______________________________________________________________________________________________________________________________________________________________________

Kathryn A. Burns                    Vice President and Chief Compliance Officer, Old Mutual Funds I and Old Mutual Funds II since 2010. Assistant Treasurer, Old
Born 1976                           Mutual Funds I and Old Mutual Funds II since 2006. Vice President and Chief Compliance Officer, Old Mutual Capital, Inc. and
Vice President, Chief               Old Mutual Funds Services, since 2010. Assistant Vice President (2009) and Regulatory Reporting Manager, Old Mutual Fund
Compliance Officer and              Services since August 2006. Manager (2004 to July 2006), Senior Associate (2001 to 2004), and Associate (1999 to 2001),
Assistant Treasurer                 PricewaterhouseCoopers LLP.
_______________________________________________________________________________________________________________________________________________________________________

Kathryn L. Santoro                  Vice President and Assistant Secretary, Old Mutual Funds I, since 2010. Vice President (since 2010) and Assistant Secretary
Born 1974                           (since 2007), Old Mutual Funds II. Vice President (since 2009) and Associate Counsel (since 2005), Old Mutual Capital, Inc.,
Assistant Secretary                 Associate Attorney, Hall & Evans, LLC from 2004 to 2005.
_______________________________________________________________________________________________________________________________________________________________________

                                                                148

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited)

Background

On November 18, 2009, the Board of Trustees ("Board" or "Trustees") of Old Mutual Funds II (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of investment management agreements (the "Management
Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisers
(each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") whose Sub-Advisory
Agreements were scheduled to expire December 31, 2009, for a one year period ending December 31, 2010. On November 18, 2009, the
Board, including all those Trustees who are not "interested persons" of the Trust, also approved a new investment sub-advisory agreement (the "Dwight Sub-Advisory Agreement") among the Trust, on behalf of the Old Mutual Cash Reserves Fund (the "Cash Reserves
Fund"), Old Mutual Capital, Inc. ("Old Mutual Capital"), and Dwight Asset Management Company LLC ("Dwight"), subject to shareholder approval. At a meeting of shareholders of the Cash Reserves Fund held on March 11, 2010, shareholders approved the new Dwight
Sub-Advisory Agreement and Dwight commenced portfolio management duties on behalf of the Cash Reserves Fund at the close of business
March 12, 2010.

Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisers, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements, the Board, represented by independent legal counsel, considered the reduction in the management fees paid by the Funds and the more significant management fee breakpoints instituted as part of the extensive restructuring of the Funds' portfolio management and expense structure in 2006 (the "2006
Restructuring"). In addition, the Board considered OMCAP's contractual agreement to limit the Funds' expenses through December 31,
2010, to limit the Cash Reserves Fund's expenses through December 31, 2011, and to limit the Old Mutual Focused Fund's expenses through July 31, 2012. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Fund; the qualifications of the investment personnel at OMCAP and each of the sub-advisers; the compliance programs of OMCAP and the sub-advisers; brokerage practices, including the extent the sub-advisers obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior
Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structures for each Fund except the Old Mutual TS&W Mid-Cap Value Fund, Old
Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund (the "Excluded Funds"). The Senior Officer reported to the
Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisers (the "Senior Officer's Report"). The Board also received a report prepared by OMCAP on comparative mutual fund performance, advisory fees, and expense levels for each Fund
(the "Peer Reports"). The comparative fund peer groups utilized for the reports were compiled by Lipper, Inc. ("Lipper"), an independent mutual fund statistical service.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed management and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund other than the Excluded Funds. These factors included:

     o The nature and quality of the services provided by OMCAP and the sub-advisers, including Fund performance

     o Management fees incurred by other mutual funds for like services

     o Costs to OMCAP and its affiliates of supplying services pursuant to the Management Agreement, excluding intra-corporate profit

     o Profit margins of OMCAP and its affiliates and the sub-advisers from providing the services

     o Management fees charged by OMCAP and the sub-advisers to other clients

     o Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

     o Reviewed the materials submitted by OMCAP and the sub-advisers

     o Reviewed financial information for the twelve month period ending August 31, 2009 presented by OMCAP and each of the sub-
       advisers

     o Prepared additional spreadsheets and analysis regarding the financial information

     o Visited the offices of OMCAP and selected sub-advisers during the course of the year to interview portfolio managers and administrative officers

     o Attended all but one of the Trust's regularly scheduled 2009 Board meetings either in-person or telephonically and listened to presentations from OMCAP and the sub-advisers

     o Reviewed the Peer Reports which compared the performance of each Fund with the performance of other funds in its investment category for the one year, three year and forty-four month periods ending August 31, 2009

     o Reviewed the Peer Reports which compared the advisory fee and expense ratio of each Fund with those of other funds in its investment category for the twelve month period ending March 31, 2009

                                                                149

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited) - continued

The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board further considered the recent restructuring of OMCAP and outsourcing of certain administrative functions to a third-party service provider. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

     o Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each Fund had been reduced as part of the 2006 Restructuring. The Board considered the breakpoint schedules and expense limitation agreement (discussed below under Breakpoints for Management Fees, and under Fund Expenses) that were put in place as part of the 2006
       Restructuring. The Board also considered further management fee reductions that took effect for the Old Mutual TS&W Small Cap
       Value Fund on March 28, 2009, the Old Mutual Barrow Hanley Value Fund on July 29, 2009, and the Old Mutual Large Cap Growth
       Fund on August 8, 2009. The Board further considered the current Management Fee for each Fund as compared to the data contained in the Peer Report as of March 31, 2009. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the sub-adviser(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements" section below.

     o Breakpoints for Management Fees - The Board considered the Management Fee breakpoints that had been established to benefit the Funds as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

     o Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006
       Restructuring and since that time, OMCAP had provided expense limitations for each Fund that capped expenses borne by the
       Funds and their shareholders. These expense limitations provided a meaningful reduction to the Funds' expense ratios and brought the total annual operating expense ratios of some Funds to levels at or near the median total expense ratios of unaffiliated funds in a peer group selected by Lipper. The Board considered further expense reductions that took effect for the Old Mutual Strategic Small Company Fund and Old Mutual TS&W Small Cap Value Fund on March 28, 2009, the Old Mutual Barrow
       Hanley Value Fund and Old Mutual Focused Fund on July 29, 2009, and the Old Mutual Large Cap Growth Fund on August 8, 2009.
       The Board further considered that OMCAP committed to extend the expense limitations for the Old Mutual Focused Fund through
       July 31, 2012 and for all other Funds through December 31, 2010. The Board also considered OMCAP's voluntary agreement to reimburse expenses of the Old Mutual Cash Reserves Fund to the extent necessary to assist the Fund in maintaining a minimum yield of 0.10% for each of the Fund's share classes.

     o Performance - With respect to the sub-advisers, the Board considered the historical investment performance of each sub-adviser in managing the Funds and compared the sub-advisers' performance with that of unaffiliated funds in a peer group selected by Lipper. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Multi-Manager Structure - With respect to the Old Mutual Strategic Small Company Fund, the Board considered the effectiveness of the Fund's multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which the Fund invests. The Board also considered the potential advantages of the multi-manager approach of the Fund in creating a unique fund offering that does not directly compete with existing investment products offered by the individual sub-advisers.

     o Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former investment adviser with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance
       Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Board also reviewed the profitability of OMCAP, its subsidiaries, and the sub-advisers in connection with providing services to the Funds. The Board weighed the benefits to affiliates of OMCAP, namely the Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

                                                                150

Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory
Agreements for each Fund as well as a discussion of the investment performance of each Fund.

Equity Funds

     Old Mutual Analytic U.S. Long/Short Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Analytic Investors, LLC ("Analytic"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees considered that the Fund's Class Z share performance for the one year period ending August 31, 2009 ranked in the 60(th) percentile of the Fund's Lipper performance group. The Trustees further considered that the Fund's Class Z share performance for the three year and forty-four month periods ending August 31, 2009 both ranked in the 1(st) percentile of the Fund's Lipper performance group. The Trustees noted that performance for the one year period ending August 31, 2009 was impacted by significant market volatility during the period.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.80% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was on the low end of the fees OMCAP charged equity funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee was the most competitive fee in its Lipper expense group but that the Fund's actual Management Fee ranked in the 60(th) percentile of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2010 to no more than 1.10% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses)
     for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees considered that the Fund's net total annual operating expenses for Class Z shares after waivers ranked in the 60(th) percentile of the Fund's
     Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's favorable long-term performance, the competitive contractual Management Fee and expense limitation supported the continuation of the Management
     Agreement and Sub-Advisory Agreement with Analytic for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the contractual Management Fee being the lowest in the Fund's Lipper expense group, and the Fund's strong long-term performance, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory
     Agreement with Analytic should be approved.

     Old Mutual Barrow Hanley Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees considered that the Fund's Class Z share performance for the one year period ending August 31, 2009 ranked in the 30(th) percentile of the Fund's Lipper performance group. The Trustees further considered that the Fund's Class Z share performance for the three year and forty-four month periods ending August 31, 2009 both ranked in the 67(th) percentile of the Fund's Lipper performance group. The Trustees considered, however, that the Fund's significant exposure to the financials sector impacted Fund performance during the period preceding the one year period ending
     August 31, 2009.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.09%) was on the low end of the fees OMCAP charged equity funds of which it is the adviser. The Trustees noted that OMCAP agreed to reduce the Fund's Management Fee from 0.85% to
     0.75% effective July 29, 2009. The Trustees considered that the Fund's contractual Management Fee ranked in the 50(th)
     percentile of the Fund's Lipper expense group, but that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the actual Management Fee ranked in the 40(th) percentile of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2010 to no more than 0.95% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that OMCAP agreed to reduce the
     Fund's Class Z expense limit from 1.10% to 0.95% with corresponding reductions for the Fund's other share classes effective
     July 29, 2009. The Trustees also noted that the Fund's Class Z net total annual operating expenses after waivers was at the median of the Fund's Lipper expense group.

                                                                151

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited) - continued

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's strong performance for the one year period ending August 31, 2009 combined with OMCAP's decision to lower its contractual Management Fee and reduce the Fund's expense limitations supported the continuation of the Management Agreement and Sub-Advisory Agreement with Barrow
     Hanley for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and the recent reduction in its
     Management Fee and the Fund's expense limitations, the favorable historical performance of the Fund's sub-adviser, the favorable performance of the sub-adviser in managing other funds, and competitive net Management Fee for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory
     Agreement with Barrow Hanley should be approved.

     Old Mutual Focused Fund - The Trustees reviewed the services provided by OMCAP, including investment decisions, compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by OMCAP Investors, a division of OMCAP ("OMCAP Investors").

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong performance during the one year, three year, and forty-four month periods ending August 31, 2009. Specifically, the Trustees considered that the Fund's Class Z share performance ranked in the 1(st) percentile of the Fund's Lipper performance group for one year, three year, and forty-four month periods ending August 31, 2009.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was on the low end of the fees OMCAP charged equity funds of which it is the adviser. The Trustees also considered that the Fund's contractual Management Fee was below the median of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Fund's actual Management Fee ranked in the 1(st) percentile of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through July 31, 2012 to no more than 0.95% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that OMCAP agreed to reduce the
     Fund's Class Z share expense limitation from 1.05% to 0.95% with corresponding reductions for the Fund's Class A and
     Institutional Class shares effective July 29, 2009. The Trustees also noted that the Fund's Class Z net total annual operating expenses after waivers was below the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the strong performance of the
     Fund's Class Z shares and OMCAP's agreement to lower the Fund's expense limitations, further enhancing the benefits of economies of scale, supported the continuation of the Management Agreement with OMCAP for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP, its recent reduction of the
     Fund's expense limitations and extension of the expense limitations through July 31, 2012, the strong performance of the Fund's
     Class Z shares during the one year, three year and forty-four month periods ending August 31, 2009, and the competitive net
     Management Fees for the Fund's Class Z shares, the Management Fee was appropriate and the Management Agreement with OMCAP should be approved.

     Old Mutual Heitman REIT Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Heitman Real Estate Securities, LLC ("Heitman"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees noted that the Fund's performance for the one year period ending August
     31, 2009 ranked in the 89(th) percentile, and that the Fund's performance for the three year and the forty-four month periods ending August 31, 2009 both ranked in the 63(rd) percentile of the Fund's Lipper performance group. The Trustees considered, however, that the Fund's significant exposure to the real estate sector impacted Fund performance during the periods and also considered the favorable historical performance of the Fund's sub-adviser.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. However, the Trustees considered that the Fund's contractual Management Fee was just above the median of the Fund's Lipper expense group. The Trustees noted that the Fund's actual Management Fee was above the median in its Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2010 to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers was just above the median of the Fund's Lipper expense group.

                                                                152

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's performance over the one year period ending August 31, 2009 was discouraging but that the Fund's performance was indicative of the difficult period for REITs and largely tracked the Fund's benchmark index. The Senior Officer's Report noted further that the contractual
     Management Fee was nearly at the median of the Fund's Lipper expense group and that the Senior Officer recommended the continuation of the Management Agreement and Sub-Advisory Agreement with Heitman for another year pending clarity of whether performance of the REIT market and the Fund can be improved.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the favorable historical performance of the Fund's sub-adviser, the favorable performance of the sub-adviser in managing other funds, and the contractual Management Fee for the Fund's Class Z shares just above than the median in the Fund's
     Lipper expense group, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and
     Sub-Advisory Agreement with Heitman should be approved.

     Old Mutual Large Cap Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Ashfield Capital Partners, LLC ("Ashfield") the Fund's sub-adviser. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007 and that prior to August 8, 2009, the Fund was co-sub-advised by
     Ashfield and Turner Investment Partners, Inc.

     Performance - With respect to performance, the Trustees noted that the Fund's Class Z shares ranked in the 79th, 64th and 69th percentiles of the Fund's Lipper performance group for the one year, three year and forty-four month periods ending August 31,
     2009, respectively.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.70% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.175%) was on the low end of the fees OMCAP charged equity funds of which it is the adviser. The Trustees noted that OMCAP agreed to reduce the Fund's Management Fee from 0.85% to
     0.70% effective August 8, 2009. The Trustees also noted that the Fund's contractual Management Fee was below the median of the
     Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the Fund's actual Management Fee ranked in the 1st percentile of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2010 to no more than 1.00% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that OMCAP agreed to reduce the
     Fund's Class Z share expense limitation from 1.25% to 1.00% with corresponding reductions for the Fund's other share classes effective August 8, 2009. The Trustees also noted that the Fund's Class Z net total annual operating expenses after waivers was just above the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that OMCAP's decision to lower the
     Fund's contractual Management Fee and expense limitations was helpful, as was the Fund's actual Management Fee being in the
     1st percentile of the Fund's Lipper expense group, but the Fund's performance over the one year period ending August 31, 2009 was discouraging. The Trustees noted that the Senior Officer's report recommended the renewal of the Management Agreement and
     Sub-Advisory Agreement with Ashfield, and took under advisement the recommendation that this Fund warrants attention because of its lagging performance.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the recent reductions in the Fund's contractual Management Fee and expense limitations, and the competitive net
     Management Fee for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management
     Agreement with OMCAP and Sub-Advisory Agreement with Ashfield should be approved.

     Old Mutual Strategic Small Company Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisers, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisers. The Trustees further considered the portfolio management services provided by Ashfield, Eagle Asset Management, Inc. ("Eagle"), and Copper Rock
     Capital Partners, LLC ("Copper Rock"), each a sub-adviser to a portion ("sleeve") of the Fund's assets. The Trustees noted that
     Ashfield assumed management of a portion of the Fund's assets effective February 28, 2009 and that its sub-advisory agreement was not under consideration for renewal as it was scheduled to expire January 31, 2011.

     Performance - With respect to performance, the Trustees considered that the Fund's performance ranked in the 50th percentile of its Lipper performance group for the one year period ending August 31, 2009, and that the Fund's performance ranked in the 55th and 67th percentiles of its Lipper performance group for the three year and forty-four month periods ending August 31, 2009, respectively.

                                                                153

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited) - continued

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser but that the contractual Management Fee was below the median of the Fund's Lipper expense group. The Trustees also noted that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the
     Fund's actual Management Fee ranked in the 17th percentile of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2010 to no more than 1.30% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that OMCAP agreed to reduce the
     Fund's Class Z share expense limitation from 1.35% to 1.30% with corresponding reductions for the Fund's other share classes effective March 28, 2009. The Trustees also noted that the Fund's Class Z net total annual operating expenses after waivers was below the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that OMCAP's agreement to lower the
     Fund's expense limitations was helpful, as was the Fund's competitive actual Management Fee, but that the Fund's long-term performance was discouraging. The Trustees noted that the Senior Officer's report recommended allowing the sub-advisory changes, which had been in effect for only six months, more time to have an effect on Fund performance and the renewal of the
     Management Agreement and Sub-Advisory Agreement with Copper Rock and Eagle. The Trustees took under advisement the recommendation that this Fund warrants attention to improve performance.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, OMCAP's agreement to lower the Fund's expense limitations, the contractual Management Fee level below the median of the Fund's Lipper expense group, and the competitive net Management Fee after contractual waivers for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory
     Agreements with Copper Rock and Eagle should be approved.

     Old Mutual TS&W Mid-Cap Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Thompson Siegel & Walmsley LLC ("TS&W"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees considered that for the one year period ending August 31, 2009, the
     Fund's performance ranked in the 90th percentile of its Lipper performance group, but that the Fund's performance for the twenty-six month period ending August 31, 2009 ranked in the 29th percentile of the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.10%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser but that the contractual Management Fee was below the median of the Fund's Lipper expense group. The Trustees noted that after OMCAP applied contractual fee waivers for the Fund's Class Z shares the entire
     Management Fee was waived but that after OMCAP applied contractual fee waivers for the Fund's Institutional Class shares the actual Management Fee was above the median of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2010 to no more than 1.12% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers was below the median of the Fund's Lipper expense group.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the Fund's strong relative performance for the twenty-six month period ending August 31, 2009, the contractual
     Management Fee below the median of the Fund's Lipper expense group, and the waiver of the entire Management Fee for the Fund's
     Class Z shares after contractual fee waivers, the Management Fee and Sub-Advisory Fee were appropriate and the Management
     Agreement with OMCAP and Sub-Advisory Agreement with TS&W should be approved.

     Old Mutual TS&W Small Cap Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by TS&W, the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees considered that for the one year period ending August 31, 2009, the
     Fund's performance ranked in the 67th percentile of its Lipper performance group, and that the Fund's performance for the three year and the forty-four month periods ending August 31, 2009 both ranked in the 45th percentile of the Fund's Lipper performance group.

                                                                154

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.00% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees OMCAP charged to equity funds of which it is the adviser. The Trustees noted that OMCAP agreed to reduce the Fund's Management Fee from 1.10%
     to 1.00% effective March 28, 2009. The Trustees also noted that the Fund's contractual Management Fee was just above the median of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for the Fund's Class Z shares, the
     Fund's actual Management Fee was at the median of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2010 to no more than 1.25% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that OMCAP agreed to reduce the
     Fund's Class Z share expense limitation from 1.30% to 1.25% with corresponding reductions for the Fund's other share classes effective March 28, 2009. The Trustees also noted that the Fund's Class Z net total annual operating expenses after waivers was below the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that while the Fund's performance over the one year period ending August 31, 2009 was discouraging, the Fund's long-term returns were competitive. However, the Senior
     Officer's Report also indicated that despite the recent reduction of the Fund's contractual Management Fee and expense limitations, the Fund's Management Fee and expense limitations were above average. The Trustees noted that the Senior Officer's report recommended the renewal of the Management Agreement and Sub-Advisory Agreement with TS&W, and took under advisement the recommendation that this Fund warrants close attention because of its lagging performance.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, long-term performance that was in the top half of the Fund's Lipper performance group, the recent reduction of the
     Fund's contractual Management Fee and expense limitations, and the net total annual operating expenses after waivers for the
     Fund's Class Z shares below the median of the Fund's Lipper expense group, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with TS&W should be approved.

Fixed Income Funds

     Old Mutual Barrow Hanley Core Bond Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow Hanley"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees considered that the Fund's Institutional Class performance for the one year period ending August 31, 2009 and the twenty-one month period ending August 31, 2009 both ranked in the 1st percentile of the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.60% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.05%) was at the high end of the fees OMCAP charged to fixed income funds of which it is the adviser but that the contractual Management Fee and the net Management Fee charged by
     OMCAP after its fee waiver for the Fund's Institutional Class shares were both below the median of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2010 to no more than 0.70% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses)
     for the Fund's Institutional Class shares. The Trustees also considered that the Fund's net total annual operating expenses for
     Institutional Class shares after waivers ranked in the 14th percentile of the Fund's Lipper expense group.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses, and the Fund's strong relative performance, the Management Fee and Sub-Advisory Fee were appropriate and the
     Management Agreement with OMCAP and Sub-Advisory Agreement with Barrow Hanley should be approved.

     Old Mutual Cash Reserves Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. In reaching its decision to approve the Dwight Sub-Advisory Agreement, the
     Board, represented by independent legal counsel, considered the sub-advisory fee that would be paid to Dwight by Old Mutual
     Capital and contractual expense limits that would limit the Fund's expenses through December 31, 2011. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques that would be used in managing the Fund, the qualifications of the investment personnel at Dwight, the compliance programs of Dwight, brokerage practices, including the fact that Dwight does not utilize "soft dollar" arrangements with the
     Fund's brokerage, and the financial and non-financial resources available to provide services required under the Dwight
     Sub-Advisory Agreement.

                                                                155

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited) - continued

     In reviewing the Dwight Sub-Advisory Agreement, the Board considered the following matters with respect to the Fund:

   o Nature and Extent of Services - The Board considered the portfolio management services to be provided by Dwight under the
     Dwight Sub-Advisory Agreement. The Board received a presentation by Dwight on its qualifications to manage the Fund, which included a discussion of the experience of the Dwight portfolio managers in managing accounts with investment objectives, strategies, and regulatory structures (specifically Rule 2a-7-eligible money market funds) similar to the investment objectives, strategies and regulatory structures of the Fund. The Board received representations from Dwight and its parent company, Old Mutual Asset Management, that they were cognizant of the risks of managing a Stable NAV fund such as the Fund and considered the steps that Dwight indicated it would take to mitigate those risks. The Board also received written materials from Dwight regarding its qualifications to perform the portfolio management services provided under the Dwight Sub-Advisory
     Agreement. Based on the presentation and the written materials provided by Dwight, the Board believed Dwight to be capable and qualified to perform the services provided under the Dwight Sub-Advisory Agreement.

   o Profitability/Costs - The Board also reviewed the projected profitability of Dwight in connection with providing services to the Fund. In connection with this review, the Board reviewed Dwight's projected costs in providing services to the Fund and the basis for allocating those costs.

   o Benefits derived by Dwight from its relationship with the Fund - The Board considered the fall-out benefits to Dwight, including Dwight's increased visibility in the investment community. The Trustees also weighed the benefits to affiliates of
     Dwight, including Old Mutual Capital, the Trust's distributor, Old Mutual Investment Partners, and their common parent, Old
     Mutual (US) Holdings, Inc.

     The Board also considered the following matters with respect to the Fund:

     Performance - The Trustees favorably viewed the experience of the Dwight portfolio managers who would manage the Fund, the investment characteristics of the investment strategy, and the historical performance of similar money market strategies managed by the Dwight portfolio managers.

     Advisory and Sub-Advisory Fees - With respect to sub-advisory fees, the Trustees noted that Old Mutual Capital will pay
     Dwight's sub-advisory fee of 0.09% (net of 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by Old Mutual Capital in respect of the Fund) from the Management Fee. The Trustees considered that
     Old Mutual Capital would not pay a $50,000 minimum annual sub-advisory fee under the Dwight Sub-Advisory Agreement. The
     Trustees noted also that Old Mutual Capital intended to reduce the management fee that it receives from the Fund from an annual rate of 0.40% to 0.18%.

     Expense Limits - The Trustees considered that Old Mutual Capital was recommending changes to the existing expense limitation arrangement with the Trust pursuant to which Old Mutual Capital agreed to waive its Management Fee or reimburse Fund expenses to limit the total annual operating expenses through December 31, 2011 for each of the Fund's share classes (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses), as follows:

                                                                        Old Mutual Cash Reserves Fund - Proposed Expense Limits
                                                                  __________________________________________________________________

                                                                  Class Expense Limit     Fund Expense Limit     Total Expense Limit
     _______________________________________________________________________________________________________________________________

     Class A                                                              0.35%                 0.20%                   0.55%
     Class Z                                                              0.10%                 0.20%                   0.30%
     Institutional Class                                                  0.00%                 0.20%                   0.20%
     _______________________________________________________________________________________________________________________________

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's competitive yield and the competitive contractual and net Management Fee levels supported the continuation of the Management Agreement.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the competitive performance of the sub-adviser in managing the Fund, OMCAP's voluntary agreement to assist the Fund in maintaining a minimum yield, and the contractual and net Management Fee levels below the median of the Fund's Lipper expense group, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP should be approved. The
     Board also concluded that the Dwight Sub-Advisory Agreement should be approved in view of the level of services that Dwight represented it would provide to the Fund, the good relative historical performance of similar money market strategies managed by Dwight portfolio managers, and the proposed changes to the contractual sub-advisory and Management Fee structure and expense limitations currently in place for the Fund.

     Old Mutual Dwight High Yield Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees considered the portfolio management services provided by Dwight
     Asset Management Company, LLC ("Dwight"), the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees considered that the Fund's Institutional Class performance for the one year and twenty-one month periods ending August 31, 2009 both ranked in the 1st percentile of the Fund's Lipper performance group.

                                                                156

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.70% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.05%) was the highest of the fees OMCAP charged to fixed income funds of which it is the adviser. The Trustees noted that the Fund's contractual Management Fee was above the median of the Fund's Lipper expense group, but that after OMCAP applied contractual fee waivers for the Fund's Institutional
     Class shares, the actual Management Fee was below the median of the Fund's Lipper expense group.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2010 to no more than 0.80% per year (exclusive of certain expenses such as dividends on short sales, brokerage commissions, distribution and service fees, and extraordinary expenses)
     for the Fund's Institutional Class shares. The Trustees also considered that the Fund's net total annual operating expenses for
     Institutional Class shares after waivers ranked in the 50th percentile of the Fund's Lipper expense group.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the net Management Fee level below the median of the Fund's Lipper expense group, and the strong relative performance of the Fund's Institutional Class shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight should be approved.

     Old Mutual Dwight Intermediate Fixed Income Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Dwight, the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees considered that for the one year period ending August 31, 2009, the
     Fund's Class Z share performance ranked in the 54th percentile of the Fund's Lipper performance group, but that the Fund's
     Class Z share performance for the three year and forty-four month periods ending August 31, 2009 both ranked in the 33rd percentile of the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered the Management Fee of 0.45% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) and noted that the Management Fee is consistent with the fees that OMCAP charges other fixed income fund of which it is the adviser. The Trustees noted that the contractual Management
     Fee was below the median of the Fund's Lipper expense group and that after OMCAP applied contractual fee waivers for Class Z shares, the entire Management Fee was waived.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2010 to no more than 0.58% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees also considered that the Fund's net total annual operating expenses for Class Z shares after waivers was below the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the increase in the Fund's assets combined with the strong long-term relative performance of the Fund's Class Z shares support the continuation of the Management
     Agreement and Sub-Advisory Agreement with Dwight.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the competitive contractual Management Fee and the waiver of the entire Management Fee for the Fund's Class Z shares after contractual fee waivers, and the strong long-term relative performance of the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight should be approved.

     Old Mutual Dwight Short Term Fixed Income Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-adviser, overseeing compliance with prospectus limitations and other investment restrictions, and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Dwight, the Fund's sub-adviser.

     Performance - With respect to performance, the Trustees considered that the Fund's Class Z share performance for the three year and forty-four month periods ending August 31, 2009 both ranked in the 20th percentile of the Fund's Lipper performance group.
     The Trustees noted that the Fund's Class Z share performance for the one year period ending August 31, 2009 ranked in the 60th percentile of the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered the Management Fee of 0.45% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) and noted that the Management Fee is consistent with the fees that OMCAP charges other fixed income fund of which it is the adviser. The Trustees noted that the contractual Management
     Fee ranked in the 20th percentile of the Fund's Lipper expense group, but that the net Management Fee after OMCAP applied contractual fee waivers for Class Z shares ranked in the 40th percentile of the Fund's Lipper expense group.

                                                                157

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited) - concluded

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through December 31, 2010 to no more than 0.70% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes. The Trustees noted that the Fund's Class Z net total annual operating expenses after waivers was above the median of the Fund's Lipper expense group.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's competitive expense ratio and competitive performance of the Fund's Class Z shares support the continuation of the Management Agreement and
     Sub-Advisory Agreement with Dwight.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong long-term relative performance of the Fund's Class Z shares, and competitive contractual Management Fee for the Fund's Class Z shares, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and
     Sub-Advisory Agreement with Dwight should be approved.

                                                                158

SHAREHOLDER PROXY RESULTS (Unaudited)

At meetings of shareholders of the Columbus Circle Technology and Communications Fund held on November 30, 2009, shareholders of the
Columbus Circle Technology and Communications Fund approved a Plan of Reorganization providing for the sale of assets and liabilities of the Columbus Circle Technology and Communications Fund to the Focused Fund.

The voting results were as follows:

                                                           # Votes For      # Votes Against            # of             # of Broker
Fund                                                        Proposal            Proposal            Abstentions          Non-Votes
____________________________________________________________________________________________________________________________________

Columbus Circle Technology and Communications Fund          3,429,547            627,496              215,452             605,686
____________________________________________________________________________________________________________________________________

At meetings of shareholders of the Growth Fund held on November 30, 2009, shareholders of the Growth Fund approved a Plan of
Reorganization providing for the sale of assets and liabilities of the Growth Fund to the Focused Fund.

The voting results were as follows:

                                                           # Votes For      # Votes Against            # of             # of Broker
Fund                                                        Proposal            Proposal            Abstentions          Non-Votes
____________________________________________________________________________________________________________________________________

Growth Fund                                                 7,426,839            702,354              462,653             284,350
____________________________________________________________________________________________________________________________________

At a meeting of shareholders of the Cash Reserves Fund held on March 11, 2010, shareholders of the Cash Reserves Fund approved a new investment sub-advisory agreement with Dwight Asset Management Company LLC ("Dwight") and approved a modification to the Cash
Reserves Fund's fundamental restriction on industry concentration. Dwight commenced portfolio management duties on behalf of the
Cash Reserves Fund as of the close of business March 12, 2010.

The following is a report on the votes cast:

                                                           # Votes For      # Votes Against            # of             # of Broker
Fund                                                        Proposal            Proposal            Abstentions          Non-Votes
____________________________________________________________________________________________________________________________________

Cash Reserves Fund Dwight Sub-Advisory Agreement           13,107,910            968,033              740,363               n/a
____________________________________________________________________________________________________________________________________

                                                           # Votes For      # Votes Against            # of             # of Broker
Fund                                                        Proposal            Proposal            Abstentions          Non-Votes
____________________________________________________________________________________________________________________________________

Cash Reserves Fund Change to Fundamental
   Investment Restriction                                  12,957,842          1,168,226              690,237               n/a
____________________________________________________________________________________________________________________________________

                                                                159

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds II, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Funds II
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual
Funds II shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You
may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds II, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.

                                                                                                                   [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners

R-10-016 05/2010

Item 2.	Code of Ethics.

(a)
As of the end of the period covered by this report, Old Mutual Funds II (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”).

(c)
During the period covered by this report, no amendments have been made to a provision of the registrant’s code of ethics that applies to the registrant’s PEO or PFO, and that relates to any element of the “code of ethics” definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)
During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant’s code of ethics to the registrant’s PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1)	A copy of the registrant’s code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)
The board of trustees of the registrant (the “board”) has determined that the registrant has an “audit committee financial expert” serving on its audit committee, as that term is defined in paragraph (b) of Item 3 of Form N-CSR.

(a)(2)
The name of the audit committee financial expert is John R. Bartholdson.  Mr. Bartholdson is an “independent” member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending March 31, 2010 and 2009 were $334,000 and $512,000, respectively.

(b)
Audit-Related Fees – The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending March 31, 2010 and 2009 were $2,000 and $0, respectively.  These fees were for the review of the registrant’s proxy statement.

The aggregate fees billed for assurance and related services by the registrant’s principal accountant to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the “Service Providers”) that were reasonably related to the performance of the audit of the registrant’s financial statements, which required pre-approval by the board’s audit committee, for the fiscal years ending March 31, 2010 and 2009 were $0 and $0, respectively.  .

(c)
Tax Fees – The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning (“tax fees”) for the fiscal years ending March 31, 2010 and 2009 were $93,000 and $5,000, respectively.  These Fees were for the preparation of federal and state income tax returns, preparation of excise tax returns and for the review of certain excise distribution calculations performed by the registrant’s sub-administrator.

The aggregate tax fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending March 31, 2010 and 2009 were $0 and $8,000, respectively.  These fees were for tax advice on proposed fund reorganizations.

(d)
All Other Fees – The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 (“all other fees”), for the fiscal years ending March 31, 2010 and 2009 were $0 and $0, respectively.

The aggregate of all other fees billed by the registrant’s principal accountant to the Service Providers, which required pre-approval by the board’s audit committee, for the fiscal years ending March 31, 2010 and 2009 were $0 and $0, respectively.

(e)(1)
The board’s audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant.  Such preapproval may be granted by one or more members of the audit committee, so long as any such member’s decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
For the fiscal years ending March 31, 2010 and 2009, the aggregate non-audit fees billed by the registrant’s principal accountant to the registrant and the Service Providers were $93,000 and $13,000, respectively.

(h)
The board’s audit committee has considered whether the provision of non-audit services by the registrant’s principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	SCHEDULE I – INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.	Controls and Procedures.

(a)
Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant’s PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant’s management, including the registrant’s PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
During the quarter ended March 31, 2010, there has been no change in the registrant’s internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1)	Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)	Attached hereto as Exhibit EX-99.CERT.

(a)(3)	Not applicable.

(b)	Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OLD MUTUAL FUNDS II

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Date:	May 14, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, Principal Executive Officer

Date:	May 14, 2010

By:	/s/ Robert T. Kelly
Robert T. Kelly, Principal Financial Officer

Date:	May 14, 2010